UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

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☐	Soliciting Material Under §240.14a-12

TRANSOCEAN INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2008

TRANSOCEAN INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Greenway Plaza Houston, Texas	77046
(Address of principal executive offices)	(Zip code)

70 Harbour Drive Grand Cayman, Cayman Islands	KY1-1003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 232-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On November 25, 2008, Transocean Inc. (“Transocean”) entered into a new credit agreement for a 364-day, $1.08 billion revolving credit facility (the “364-Day Revolving Credit Facility”) with a group of lenders including JPMorgan Chase Bank, N.A., as administrative agent, to replace its expiring $1.5 billion revolving credit agreement, and terminated the expiring agreement. Transocean also amended its existing $2.0 billion revolving credit facility, which will expire on November 27, 2012 (the “Five-Year Revolving Credit Facility”), and its $2.0 billion term loan facility (the “Term Loan”, and together with the 364-Day Revolving Credit Facility and the Five-Year Revolving Credit Facility, the “Credit Facilities”). The completion of the proposed merger transaction via schemes of arrangement under Cayman Islands law that will change the place of incorporation of the parent holding company of Transocean from the Cayman Islands to Switzerland (the “Transaction”) will not be deemed an event of default under the new 364-Day Revolving Credit Facility or the other Credit Facilities, as amended. Upon completion of the Transaction, Transocean will become a wholly-owned subsidiary of Transocean Ltd., a Swiss corporation, and Transocean Ltd. will guarantee Transocean’s obligations under the Credit Facilities.

Under the 364-Day Revolving Credit Facility, Transocean may borrow at either (1) the adjusted LIBOR plus a margin determined by reference to the mid-point credit default swap spread for its senior unsecured debt with a maturity of one year, subject to a ceiling varying from 1.75% to 3.75% per annum and a floor of 0.75% to 1.75% per annum, in each case depending on Transocean’s non-credit enhanced senior unsecured long-term debt rating (the “Debt Rating”) (such margin, the “364-Day Revolving Credit Facility Margin”), or (2) a base rate, determined as the greatest of (A) a prime rate, (B) the federal funds effective rate plus  1/2 of 1%, and (C) the adjusted LIBOR for a one-month interest period plus 1% per annum (the “Base Rate”), plus the 364-Day Revolving Credit Facility Margin, less 1% per annum.

The applicable interest rate margins under the Five-Year Revolving Credit Facility and the Term Loan will increase upon the consummation of the Transaction. Under the Five-Year Revolving Credit Facility, Transocean may borrow at either (1) the adjusted LIBOR plus a margin based on Transocean’s Debt Rating (based on its current Debt Rating, a margin of 0.26%, which will increase to 1.1% upon consummation of the Transaction if its Debt Rating does not change) (the “Five-Year Revolving Credit Facility Margin”) or (2) the Base Rate plus the Five-Year Revolving Credit Facility Margin, less 1% per annum. Additionally, a facility fee is incurred on the daily amount of the underlying commitment, whether used or unused, throughout the term of the Five-Year Revolving Credit Facility. The amount of such facility fee depends on Transocean’s Debt Rating and varies from 0.07% to 0.17% prior to the consummation of the Transaction and from 0.10% to 0.30% thereafter. As amended, the Five-Year Revolving Credit Facility eliminates all utilization fees charged under the original agreement. Under the Term Loan, Transocean may borrow at either (1) the adjusted LIBOR plus a margin based on Transocean’s Debt Rating (a margin of 0.45% based on its current Debt Rating, which will increase to 1.25% upon consummation of the Transaction if its Debt Rating does not change) (the “Term Loan Margin”), or (2) the Base Rate plus the Term Loan Margin, less 1% per annum.

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The Credit Facilities include limitations on creating liens, incurring subsidiary debt, transactions with affiliates, sale/leaseback transactions, mergers (provided that there is no limitation on Transocean’s ability to complete the Transaction) and the sale of substantially all assets. The Credit Facilities also include covenants imposing a maximum leverage ratio, which may not exceed 3.0 to 1.0. Additionally, the Five-Year Revolving Credit Facility and the Term Loan each include a covenant imposing a maximum debt to capitalization ratio of 0.6 to 1.0. Borrowings under the Credit Facilities are subject to acceleration upon the occurrence of events of default. Transocean is also subject to various covenants under the indentures pursuant to which its public debt was issued, including restrictions on creating liens, engaging in sale/leaseback transactions and engaging in certain merger, consolidation or reorganization transactions. A default under Transocean’s public debt could trigger a default under the Credit Facilities and, if not waived by the lenders, could cause Transocean to lose access to the Credit Facilities.

Each of the Credit Facilities may be prepaid in whole or in part without premium or penalty.

The descriptions of the 364-Day Revolving Credit Facility and the amendments to the Five-Year Revolving Credit Facility and the Term Loan are summaries and do not purport to be complete and are qualified in their entirety by reference to the provisions of the 364-Day Revolving Credit Facility, the Agreement for First Amendment of Five-Year Revolving Credit Agreement and the Agreement for First Amendment of Term Credit Agreement, which are filed with this Current Report on Form 8-K as Exhibits 4.1, 4.2, and 4.3, respectively, and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference under this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference under this Item 2.03.

Important Additional Information Regarding the Transaction Has Been Filed with the SEC

In connection with the proposed Transaction, the Company has filed with the SEC a definitive proxy statement dated October 31, 2008. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE COMPANY. Investors and security holders may obtain a free copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Security holders and other interested parties may also obtain, without charge, a copy of the definitive proxy statement and other relevant documents by directing a request by mail or telephone to Investor Relations, Transocean Inc., 4 Greenway Plaza, Houston, Texas 77046, telephone 713-232-7694.

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The Company and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the Transaction. Information about these persons is set forth in the Company’s definitive proxy statement filed with the SEC and dated October 31, 2008. Shareholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the Company’s shareholders generally, by reading the definitive proxy statement and other relevant documents regarding the Transaction that will be filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	364-Day Revolving Credit Agreement dated as of November 25, 2008 among Transocean Inc., the lenders parties thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, Citibank, N.A. and Calyon New York Branch, as co-syndication agents for the lenders, and Wells Fargo Bank, N.A., as documentation agent for the lenders.

4.2	Agreement for First Amendment of Five-Year Revolving Credit Agreement dated as of November 25, 2008 among Transocean Inc., as borrower, the lenders parties thereto and JPMorgan Chase Bank, N.A., as administrative agent for the lenders.

4.3	Agreement for First Amendment of Term Credit Agreement dated as of November 25, 2008 among Transocean Inc., the lenders parties thereto and Citibank, N.A., as administrative agent for the lenders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSOCEAN INC.

Date: November 25, 2008	By:	/s/ Chipman Earle
Chipman Earle
Associate General Counsel and
Corporate Secretary

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INDEX TO EXHIBITS

Exhibit Number	Description
4.1	364-Day Revolving Credit Agreement dated as of November 25, 2008 among Transocean Inc., the lenders parties thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, Citibank, N.A. and Calyon New York Branch, as co-syndication agents for the lenders, and Wells Fargo Bank, N.A., as documentation agent for the lenders.

4.2	Agreement for First Amendment of Five-Year Revolving Credit Agreement dated as of November 25, 2008 among Transocean Inc., as borrower, the lenders parties thereto and JPMorgan Chase Bank, N.A., as administrative agent for the lenders.

4.3	Agreement for First Amendment of Term Credit Agreement dated as of November 25, 2008 among Transocean Inc., the lenders parties thereto and Citibank, N.A., as administrative agent for the lenders.

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Execution Version

Exhibit 4.1

364-DAY REVOLVING CREDIT AGREEMENT

Dated as of

November 25, 2008

Among

TRANSOCEAN INC.,

as Borrower,

THE LENDERS PARTIES HERETO,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

CITIBANK, N.A.,

and

CALYON NEW YORK BRANCH,

as Co-Syndication Agents,

and

WELLS FARGO BANK, N.A.,

as Documentation Agent

J.P. MORGAN SECURITIES INC.,

CITIGROUP GLOBAL MARKETS INC.,

and

CALYON NEW YORK BRANCH,

as Joint Lead Arrangers and Joint Bookrunners

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Exhibits:

Exhibit 2.3	-	Form of Borrowing Request
Exhibit 2.8A	-	Form of Master Note
Exhibit 4.1A	-	Form of Opinion of Baker Botts LLP
Exhibit 4.1B	-	Form of Opinion of Transocean General Counsel or Associate General Counsel
Exhibit 4.1C	-	Form of Opinion of Walkers
Exhibit 6.6	-	Form of Compliance Certificate
Exhibit 6.12	-	Form of Subsidiary Guaranty
Exhibit 6.19	-	Form of Holdings Guaranty
Exhibit 10.10	-	Form of Assignment Agreement

Schedules:

Schedule 1.1	-	Commitments
Schedule 5.4	-	Certain Litigation and Proceedings
Schedule 5.9	-	Certain Events or Effects
Schedule 5.15	-	Existing Indebtedness
Schedule 5.16	-	Existing Liens
Schedule 6.14	-	Transactions with Affiliates

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364-DAY REVOLVING CREDIT AGREEMENT

THIS 364-DAY REVOLVING CREDIT AGREEMENT (the “Agreement”), dated as of November 25, 2008, among TRANSOCEAN INC. (the “Borrower”), a Cayman Islands company, the lenders from time to time parties hereto (each a “Lender” and collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), CITIBANK, N.A., and CALYON NEW YORK BRANCH, as co-syndication agents for the Lenders (in such capacities, collectively, the “Co-Syndication Agents”), and WELLS FARGO BANK, N.A., as documentation agent for the Lenders (in such capacity, the “Documentation Agent”).

WITNESSETH:

WHEREAS, the Borrower has requested that the Lenders establish a $1,080,000,000 revolving credit facility in favor of the Borrower; and

WHEREAS, the Lenders have agreed to establish for the Borrower a revolving credit facility in the aggregate principal amount of U.S. $1,080,000,000, all on the terms and subject to the conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE 1. DEFINITIONS; INTERPRETATION.

Section 1.1. Definitions. Unless otherwise defined herein, the following terms shall have the following meanings, which meanings shall be equally applicable to both the singular and plural forms of such terms:

“Adjusted LIBOR” means, for any Eurodollar Borrowing for any Interest Period, a rate per annum determined in accordance with the following formula:

Adjusted LIBOR =	LIBOR Rate for such Interest Period
1.00 - Statutory Reserve Rate

“Adjusted LIBOR Loan” means a Eurodollar Loan bearing interest at a rate based on Adjusted LIBOR as provided in Section 2.6(b).

“Administrative Agent” means JPMorgan Chase Bank, N.A., acting in its capacity as administrative agent for the Lenders, and any successor Administrative Agent appointed hereunder pursuant to Section 9.7.

“Administrative Agent’s Account” means the account of the Administrative Agent maintained by the Administrative Agent at its office at 10 South Dearborn, Chicago, Illinois 60603, Attention: Susan Thomas, or such other account of the Administrative Agent as is designated in writing from time to time by the Administrative Agent to the Borrower and the Lenders for such purpose.

“Administrative Questionnaire” means, with respect to each Lender, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent duly completed by such Lender.

“Agreement” means this 364-Day Revolving Credit Agreement, as the same may be amended, restated and supplemented from time to time.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of the then determinable of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) Adjusted LIBOR for a one month Interest Period as appearing on the Reuters BBA Libor Rates page 3750 at approximately 11:00 a.m. London time on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or Adjusted LIBOR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate, or Adjusted LIBOR, as the case may be.

“Angolan Debt” means the financing incurred for construction and mobilization of a drillship for expected operations offshore Angola, as more particularly described on Schedule 5.15.

“Applicable Commitment Fee Rate” means, for any day, at such times as a Credit Rating is in effect, the percentage per annum set forth opposite such Credit Rating:

Credit Rating(S&P/ Moody’s)	Percentage
A/A2 or above	0.125%

A-/A3	0.150%

BBB+/Baa1	0.175%

BBB/Baa2	0.250%

BBB-/Baa3	0.300%

BB+/Ba1 or below	0.350%

“Applicable Margin” means (i) for Eurodollar Borrowings, the Borrower’s Credit Default Swap Spread at the applicable Determination Date, but in no event shall such Applicable Margin for Eurodollar Borrowings at any time be less than the Minimum Applicable Margin or greater than the Maximum Applicable Margin as the same are in effect from time to time, and (ii) for Base Rate Borrowings, a percentage equal to (x) the Applicable Margin for Eurodollar

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Borrowings as determined pursuant to the preceding clause (i) at the applicable Determination Date for such Base Rate Borrowings (and subject to adjustment thereafter from time to time based on the Minimum Applicable Margin and Maximum Applicable Margin from time to time in effect), less (y) 1.00% per annum (but in no event less than zero).

“Assignment Agreement” means an agreement in substantially the form of Exhibit 10.10 whereby a Lender conveys part or all of its Commitment and Loans to another Person that is, or thereupon becomes, a Lender, or increases its Commitment and outstanding Loans, pursuant to Section 10.10.

“Base Rate Borrowing” means a Borrowing of Base Rate Loans made pursuant to a Borrowing Request as provided in Section 2.3(a) or converted from an outstanding Eurodollar Borrowing or Borrowings pursuant to Section 2.3(b), Section 8.1(b) or Section 8.2.

“Base Rate Loan” means a Revolving Loan bearing interest prior to maturity at the rate specified in Section 2.6(a).

“Borrower” means Transocean Inc., an exempted company incorporated under the laws of the Cayman Islands and, upon consummation of the Redomestication Transactions, the surviving company in a merger with Transocean-Acquisition.

“Borrowing” means any extension of credit of the same Type made by the Lenders on the same date by way of Revolving Loans having a single Interest Period, including any Borrowing advanced, continued or converted. A Borrowing is “advanced” on the day the Lenders advance funds comprising such Borrowing to the Borrower, is “continued” (in the case of Eurodollar Loans) on the date a new Interest Period commences for such Borrowing, and is “converted” (in the case of Eurodollar Loans) when such Borrowing is changed from one Type of Loan to the other, all as requested by the Borrower pursuant to Section 2.3.

“Borrowing Multiple” means, for any Borrowing, $100,000.

“Borrowing Request” has the meaning ascribed to such term in Section 2.3(a).

“Business Day” means any day other than a Saturday or Sunday on which banks are not authorized or required to close in New York, New York and, if the applicable Business Day relates to the advance or continuation of, conversion into, or payment on a Eurodollar Borrowing, on which banks are not authorized or required to close in London, England.

“Capitalized Lease Obligations” means, for any Person, the aggregate amount of such Person’s liabilities under all leases of real or personal property (or any interest therein) which is required to be capitalized on the balance sheet of such Person as determined in accordance with GAAP.

“Code” means the Internal Revenue Code of 1986, as amended.

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“Commitment” means, relative to any Lender, such Lender’s obligations to make Revolving Loans pursuant to Section 2.1, initially in the amount and percentage set forth on Schedule 1.1 hereto or pursuant to Section 10.10, as such obligations may be reduced or increased from time to time as expressly provided pursuant to this Agreement.

“Commitment Termination Date” means the earliest of (i) November 24, 2009, (ii) the date on which the Commitments are terminated in full or reduced to zero pursuant to Section 2.12, (iii) the occurrence of any Event of Default described in Section 7.1(f) or (g) with respect to the Borrower, and (iv) the occurrence and continuance of any other Event of Default and either (x) the declaration of the Loans to be due and payable pursuant to Section 7.2, or (y) in the absence of such declaration, the giving of written notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower pursuant to Section 7.2 that the Commitments have been terminated.

“Compliance Certificate” means a certificate in the form of Exhibit 6.6.

“Confidential Information Memorandum” means the Confidential Information Memorandum of the Borrower dated October 2008, as the same may be amended, restated and supplemented from time to time and distributed to the Lenders prior to the Effective Date.

“Consolidated EBITDA” means, for the Consolidated Group for any period, the sum, determined on a consolidated basis, of (i) operating income plus, (ii) without duplication, and to the extent reflected as a charge in the calculation (or determination) of such operating income for such period, the sum of (a) depreciation, depletion and amortization expense and (b) other non-cash charges reducing operating income for such period (excluding any such non-cash charge to the extent that it represents an accrual or reserve for potential cash charge in any future period or amortization of a prepaid cash charge that was paid in any prior period), less (iii) other non-cash gains increasing operating income for such period (excluding any such non-cash gain to the extent it represents the reversal of an accrual or reserve for potential cash gain in any prior period), in each case determined in accordance with GAAP for such period.

“Consolidated Group” means, collectively, (i) prior to consummation of the Redomestication Transactions, the Borrower and its Subsidiaries, and (ii) upon consummation of the Redomestication Transactions, Holdings, the Borrower, and their respective Subsidiaries. Each Person that is Holdings, Borrower or a Subsidiary thereof included in the Consolidated Group at any time is referred to herein as a “Member of the Consolidated Group.”

“Consolidated Indebtedness” means all Indebtedness of the Consolidated Group that would be reflected on a consolidated balance sheet of such Persons prepared in accordance with GAAP.

“Consolidated Net Assets” means, as of any date of determination, an amount equal to the aggregate book value of the assets of the Consolidated Group and, to the extent of the equity interest of the Consolidated Group therein, SPVs at such time, minus the current liabilities of the Consolidated Group, all as determined on a consolidated basis in accordance with GAAP based on the most recent quarterly or annual consolidated financial statements referred to in Section 5.8 or delivered (or publicly filed) as provided in Section 6.6(a), as the case may be.

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“Consolidated Tangible Net Worth” means, as of any date of determination, consolidated shareholders equity of the Consolidated Group determined in accordance with GAAP but excluding the effect on shareholders equity of cumulative foreign exchange translation adjustments, and less the net book amount of all assets of the Consolidated Group that would be classified as intangible assets on the consolidated balance sheet of the Consolidated Group as of such date prepared in accordance with GAAP. For purposes of this definition, SPVs shall be accounted for pursuant to the equity method of accounting.

“Controlling Affiliate” means for any Person, (i) any other Person that directly or indirectly through one or more intermediaries controls, or is under common control with, such Person and (ii) any other Person owning beneficially or controlling ten percent (10%) or more of the equity interests having ordinary voting power for the election of directors of such Person. As used in this definition, “control” means the power, directly or indirectly, to direct or cause the direction of management or policies of a Person (through ownership of voting securities or other equity interests, by contract or otherwise).

“Co-Syndication Agents” means, collectively, Citibank, N.A. and Calyon New York Branch, in their capacities as co-syndication agents for the Lenders, and any successor Co-Syndication Agents appointed pursuant to Section 9.7; provided, however, that no such Co-Syndication Agents shall have any duties, responsibilities or obligations hereunder in such capacity.

“Credit Default Swap Spread” means at any Determination Date, the mid-point credit default swap spread (expressed as a percentage) applicable to senior unsecured debt of the Borrower with a maturity of approximately one year, determined as of the close of business on the domestic Business Day immediately preceding such Determination Date, as reported by Markit Group Ltd. or any successor thereto (“Markit”). If at any time the Credit Default Swap Spread is unavailable, the Borrower and the Required Lenders shall negotiate in good faith (for a period of up to thirty days after the Credit Default Swap Spread becomes unavailable (such thirty-day period, the “Negotiation Period”)) to agree on an alternative method for establishing the Applicable Margin for Eurodollar Borrowings. The Applicable Margin for Eurodollar Borrowings at any Determination Date thereof which falls during the Negotiation Period shall be based upon the then most recently available quote of the Credit Default Swap Spread. If no such alternative method is agreed upon during the Negotiation Period, the Applicable Margin for Eurodollar Borrowings at any Determination Date subsequent to the end of the Negotiation Period shall be a rate per annum equal to the Maximum Applicable Margin currently in effect.

“Credit Documents” means (i) this Agreement, (ii) the Notes, (iii) upon consummation of the Redomestication Transactions, the Holdings Guaranty, and (iv) any Subsidiary Guaranties in effect from time to time.

“Credit Rating” means (x) prior to the Redomestication Effective Date, the rating (either express or implied) by S&P and Moody’s on the Borrower’s non-credit enhanced senior unsecured long-term debt, and (y) on and after the Redomestication Effective Date, the rating

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(either express or implied) by S&P and Moody’s on the non-credit enhanced senior unsecured long-term debt of the Borrower supported by guaranties of Holdings. For purposes of determining the Applicable Commitment Fee Rate, Minimum Applicable Margin and Maximum Applicable Margin as provided herein, if such ratings differ (i) by one rating, the higher rating will apply, (ii) by two ratings, the rating which falls between the two ratings will apply, or (iii) by more than two ratings the rating that is one level above the lower of the two ratings will apply. If only one such rating is issued by S&P or Moody’s, such rating will apply. The Borrower shall give written notice to the Administrative Agent of any changes to such ratings, within three (3) Business Days thereof, and any change to the Applicable Commitment Fee Rate, Minimum Applicable Margin, and Maximum Applicable Margin shall be effective on the date of the relevant change. Notwithstanding the foregoing, if the Borrower shall at any time fail to have in effect at least one such rating on the Borrower’s such non-credit enhanced senior unsecured long-term debt, the Borrower shall seek and obtain (if not already in effect), within thirty (30) days after such rating first ceases to be in effect, a corporate credit rating or a bank loan rating from Moody’s and/or S&P (or if neither Moody’s nor S&P issues such types of ratings or ratings comparable thereto, from another nationally recognized rating agency approved by each of the Borrower and the Administrative Agent), and the Applicable Commitment Fee Rate, Minimum Applicable Margin, and Maximum Applicable Margin in effect prior to the issuance of such corporate credit rating or bank loan rating shall be the same as the Applicable Commitment Fee Rate, Minimum Applicable Margin, and Maximum Applicable Margin, as the case may be, in effect at the time such senior unsecured long-term debt rating ceases to be in effect.

“Currency Rate Protection Agreement” means any foreign currency exchange and future agreements, arrangements and options designed to protect against fluctuations in currency exchange rates.

“Default” means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

“Defaulting Lender” means any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement, (c) failed, within three Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) become or is insolvent.

“Determination Date” means (a) in the case of Base Rate Borrowings, the Effective Date and thereafter the last Business Day of each calendar quarter, and (b) in the case of any Eurodollar Borrowing, the second Business Day prior to the date of such Eurodollar Borrowing (including the date any existing Borrowing is continued as, or converted to, a Eurodollar

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Borrowing), and thereafter, in the case of any Eurodollar Borrowing having an Interest Period of greater than three months, the end of each successive three-month period during such Interest Period.

“Documentation Agent” means Wells Fargo Bank, N.A., in its capacity as documentation agent for the Lenders, and any successor Documentation Agent appointed pursuant to Section 9.7; provided, however, that no such Documentation Agent shall have any duties, responsibilities, or obligations hereunder in such capacity.

“Dollar” and “U.S. Dollar” and the sign “$” mean lawful money of the United States of America.

“Effective Date” means the date this Agreement shall become effective as provided in Section 4.1.

“Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is or was sponsored, maintained or contributed to by, or required to be contributed to by, the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates.

“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating to any Environmental Law (“Claims”) or any permit issued under any Environmental Law, including, without limitation, (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to the environment.

“Environmental Law” means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect, including any judicial or administrative order, consent, decree or judgment, relating to the environment.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor thereto.

“ERISA Affiliate” means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of the Borrower or any other Member of the Consolidated Group shall continue to be considered an ERISA Affiliate of the Borrower or any such other Member of the Consolidated Group within the meaning of this definition with respect

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to the period such entity was an ERISA Affiliate of the Borrower or such other Member of the Consolidated Group and with respect to liabilities arising after such period for which the Borrower or such other Member of the Consolidated Group could be liable under the Code or ERISA.

“ERISA Event” means (i) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on the Borrower or any other Member of the Consolidated Group of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the U.S. Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Code; or (xi) the imposition of a Lien pursuant to Section 430(k) of the Code or pursuant to ERISA with respect to any Pension Plan.

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“Eurodollar”, when used in reference to any Loan or Borrowing, means such Loan, or the Loans comprising such Borrowing, shall bear interest at a rate determined by reference to Adjusted LIBOR and the Applicable Margin for Eurodollar Borrowings.

“Eurodollar Borrowing” means a Borrowing of Eurodollar Loans made pursuant to a Borrowing Request as provided in Section 2.3(a) or continued as Eurodollar Loans or converted to Eurodollar Loans from Base Rate Loans pursuant to Section 2.3(b).

“Eurodollar Loan” means a Revolving Loan bearing interest before maturity at the rate specified in Section 2.6(b).

“Event of Default” means any of the events or circumstances specified in Section 7.1.

“Existing 364-Day Revolver Facility” means the senior unsecured revolving credit facility made available to the Borrower as provided in the 364-Day Revolving Credit Agreement dated as of December 3, 2007 among the Borrower, the lenders that are parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent for such lenders.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Five-Year Revolver Agreement” means that certain Five-Year Revolving Credit Agreement dated as of November 27, 2007, among the Borrower, the lenders that are parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent for such lenders (as the same may be amended, supplemented and restated from time to time).

“Foreign Plan” means any pension, profit sharing, deferred compensation, or other employee benefit plan, program or arrangement maintained by the Borrower or, after the Redomestication Effective Date, Holdings, or any foreign Subsidiary of the Borrower or Holdings which, under applicable local law, is required to be funded through a trust or other funding vehicle, but shall not include any benefit provided by a foreign government or its agencies.

“GAAP” means generally accepted accounting principles from time to time in effect as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board or in such other statements, opinions and pronouncements by such other entity as may be approved by a significant segment of the U.S. accounting profession, including, as applicable, the International Financial Reporting Standards.

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“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantor” means (i) any Subsidiary of the Borrower required to execute and deliver a Subsidiary Guaranty hereunder as provided in Section 6.12(j), in each case unless and until the relevant Subsidiary Guaranty is terminated as provided in Section 6.12(j), and (ii) on and after the Redomestication Effective Date, Holdings.

“Guaranty” by any Person means all contractual obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business) of such Person guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or to purchase any property or assets constituting security therefor, primarily for the purpose of assuring the owner of such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness; or (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness, or (y) to maintain working capital or other balance sheet condition, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness, in each case primarily for the purpose of assuring the owner of such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness; or (iii) to lease property, or to purchase securities or other property or services, of the primary obligor, primarily for the purpose of assuring the owner of such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness; or (iv) otherwise to assure the owner of such Indebtedness of the primary obligor against loss in respect thereof. For the purpose of all computations made under this Agreement, the amount of a Guaranty in respect of any Indebtedness shall be deemed to be equal to the amount that would apply if such Indebtedness was the direct obligation of such Person rather than the primary obligor or, if less, the maximum aggregate potential liability of such Person under the terms of the Guaranty.

“Hazardous Material” has the meaning ascribed to such term in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Acts of 1986, and shall also include petroleum, including crude oil or any fraction thereof, or any other substance defined as “hazardous” or “toxic” or words with similar meaning and effect under any Environmental Law applicable to the Borrower or any other Member of the Consolidated Group.

“Highest Lawful Rate” means the maximum nonusurious interest rate, if any, that any time or from time to time may be contracted for, taken, reserved, charged or received on any Loans, under laws applicable to any of the Lenders which are presently in effect or, to the extent allowed by applicable law, under such laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow. Determination of the rate of interest for the purpose of determining whether any Loans are usurious under all

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applicable laws shall be made by amortizing, prorating, allocating, and spreading, in equal parts during the period of the full stated term of the Loans, all interest at any time contracted for, taken, reserved, charged or received from the Borrower in connection with the Loans.

“Holdings” means Transocean Ltd., a Swiss corporation registered in Zug, Switzerland and, upon consummation of the Redomestication Transactions, the sole shareholder of the Borrower.

“Holdings Guaranty” means the Guaranty executed and delivered by Holdings pursuant to Section 6.19 guaranteeing all Loans and other Obligations of the Borrower owing at any time under this Agreement or any other Credit Document.

“Indebtedness” means, for any Person, the following obligations of such Person, without duplication: (i) obligations of such Person for borrowed money; (ii) obligations of such Person representing the deferred purchase price of property or services other than accounts payable and accrued liabilities arising in the ordinary course of business and other than amounts which are being contested in good faith and for which reserves in conformity with GAAP have been provided; (iii) obligations of such Person evidenced by bonds, notes, bankers acceptances, debentures or other similar instruments of such Person, or obligations of such Person arising, whether absolute or contingent, out of letters of credit issued for such Person’s account or pursuant to such Person’s application securing Indebtedness; (iv) obligations of other Persons, whether or not assumed, secured by Liens (other than Permitted Liens) upon property or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, but only to the extent of such property’s fair market value; (v) Capitalized Lease Obligations of such Person; (vi) obligations under Interest Rate Protection Agreements and Currency Rate Protection Agreements; and (vii) obligations of such Person pursuant to a Guaranty of any of the foregoing obligations of another Person; provided, however, Indebtedness shall exclude Non-recourse Debt and any Indebtedness attributable to the mark-to-market treatment of obligations of the type described in clause (vi) in the definition of Indebtedness and any actual fair value adjustment arising from any Interest Rate Protection Agreements and Currency Rate Protection Agreements that have been cancelled or otherwise terminated before their scheduled expiration, in each case in respect of Interest Rate Protection Agreements and Currency Rate Protection Agreements entered into in the ordinary course of business and not for investment or speculative purposes. For purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture to the extent such Indebtedness is recourse to such Person.

“Indentures” means, collectively (i) the Indenture dated as of December 11, 2007, between the Borrower and Wells Fargo Bank, National Association, Trustee, together with the First Supplemental Indenture and Second Supplemental Indenture thereto, each dated as of December 11, 2007, (ii) the Indenture dated as of February 1, 2003 between GlobalSantaFe Corporation and Wilmington Trust Company, Trustee, together with the First Supplemental Indenture thereto dated as of November 27, 2007, (iii) the Indenture dated as of September 1, 1997, between Global Marine Inc. and Wilmington Trust Company, Trustee, together with the First Supplemental Indenture thereto dated as of June 23, 2000, and Second Supplemental Indenture thereto dated as of November 20, 2001, and (iv) the Indenture dated as of April 15, 1997,

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between Transocean Offshore Inc. and Texas Commerce Bank National Association, Trustee, together with the First Supplemental Indenture thereto dated as of April 15, 1997, the Second Supplemental Indenture thereto dated as of May 14, 1997, the Third Supplemental Indenture thereto dated as of May 24, 2000, and the Fourth Supplemental Indenture thereto dated as of May 11, 2001, in each case with all other supplemental indentures, amendments and modifications thereto, and all notes and debentures issued pursuant to the provisions thereof.

“Interest Payment Date” means (a) with respect to any Base Rate Loan, the last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or if available from each Lender making a Loan as part of such Borrowing, any other period), in each case as the Borrower may elect. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interest Rate Protection Agreement” means any interest rate swap, interest rate cap, interest rate collar, or other interest rate hedging agreement or arrangement designed to protect against fluctuations in interest rates.

“Joint Lead Arrangers” means, collectively, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., and Calyon New York Branch, acting in their capacities as joint lead arrangers and joint bookrunners for the credit facility described in this Agreement; provided, however, that no such Joint Lead Arrangers shall have any duties, responsibilities, or obligations hereunder in such capacity.

“Lender” is defined in the preamble.

“Lending Office” means the “Lending Office” of such Lender (or an Affiliate of such Lender) designated for each Type of Loan in the Administrative Questionnaire submitted by such Lender or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

“Leverage Ratio” means, at any date of determination, the ratio of (a) (i) Consolidated Indebtedness of the Consolidated Group as at the end of the then most recently ended fiscal quarter of the Borrower minus (ii) the aggregate amount as at such date of unrestricted cash on which no Lien or restriction whatsoever exists (other than usual and customary rights of set-off for deposit account fees and expenses required by financial institutions where such cash is deposited) and cash deposited in restricted accounts that require the payee of such Indebtedness

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to consent to withdrawal thereof and earmarked for amortization of such Indebtedness (other than the portion thereof payable against interest) to (b) Consolidated EBITDA for the then most recently ended fiscal quarter of the Borrower and the immediately preceding three fiscal quarters.

“LIBOR Rate” means, for any Interest Period for each Eurodollar Loan, an interest rate per annum equal to the rate per annum appearing on Reuters BBA Libor Rates Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period or, if for any reason such rate is not available, the average (rounded to the nearest 1/100 of 1% per annum) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank’s Eurodollar Loan comprising part of such Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period.

“Lien” means any interest in any property or asset in favor of a Person other than the owner of such property or asset and securing an obligation owed to, or a claim by, such Person, whether such interest is based on the common law, statute or contract, including, but not limited to, the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale, security agreement or trust receipt, or a lease, consignment or bailment for security purposes.

“Loan” means (i) a Base Rate Loan or (ii) a Eurodollar Loan, as the case may be, and “Loans” means two or more of any such Loans.

“Loan Party” means each of (i) the Borrower, (ii) upon consummation of the Redomestication Transactions, Holdings, and (iii) any Subsidiary that has executed and delivered a Subsidiary Guaranty as provided in Section 6.12(j), in each case unless and until the relevant Subsidiary Guaranty is terminated as provided in Section 6.12(j).

“Material Adverse Effect” means a material adverse effect on (i) the business, assets, operations or condition of the Borrower and its Subsidiaries taken as a whole, or (ii) the Borrower’s ability to perform any of its payment obligations under this Agreement or the Notes.

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“Maximum Applicable Margin” and “Minimum Applicable Margin” mean the respective minimum and maximum per annum percentages set forth in the grid below corresponding to the Credit Rating from time to time in effect (but such minimum and maximum rates shall not include any additional amounts payable under the terms of the Credit Agreement upon any default thereunder).

Minimum/Maximum Applicable Margin	Level A	Level B	Level C
Credit Rating	>A2 or A	>Baa2 or BBB (but below Level A)	<Baa2 or BBB
Minimum Applicable Margin	0.75%	1.25%	1.75%
Maximum Applicable Margin	1.75%	2.50%	3.75%

“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Multiemployer Plan” means any Employee Benefit Plan that is a “multiemployer plan” as defined in Section 3(37) of ERISA

“Non-recourse Debt” means with respect to any Person (i) obligations of such Person against which the obligee has no recourse to such Person except as to certain named or described present or future assets or interests of such Person, and (ii) the obligations of SPVs to the extent the obligee thereof has no recourse to the Borrower or any other Member of the Consolidated Group, except as to certain specified present or future assets or interests of SPVs.

“Note” means any of the promissory notes of the Borrower defined in Section 2.8.

“Obligations” means all obligations of the Borrower to pay fees, costs and expenses hereunder, to pay principal or interest on Loans and to pay any other obligations to the Administrative Agent or any Lender arising under any Credit Document.

“Other Agents” means, collectively, the Co-Syndication Agents, and the Co-Documentation Agents.

“Pacific Drilling Debt” means the Indebtedness incurred to finance up to 50% of the construction and mobilization costs of two drillships under construction in Korea to be owned by the Pacific Drilling joint venture, as more particularly described on Schedule 5.15.

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“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, signed into law October 26, 2001, as amended from time to time.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, that is subject to Section 412 of the Code or Section 302 of ERISA.

“Percentage” means, for each Lender, and subject to Section 2.13, the percentage of the Commitments represented by such Lender’s Commitment; provided, that, if the Commitments are terminated, each Lender’s Percentage shall be calculated based on such Lender’s pro rata share of the total Loans then outstanding or, if no Loans are then outstanding, its Commitment in effect immediately before such termination, subject to any assignments by such Lender of Obligations pursuant to Section 10.10.

“Performance Guaranties” means all Guaranties of the Borrower or any other Member of the Consolidated Group delivered in connection with the construction financing of drill ships, offshore mobile drilling units or offshore drilling rigs for which firm drilling contracts have been obtained by the Borrower or any other Member of the Consolidated Group or a SPV.

“Performance Letters of Credit” means all letters of credit for the account of the Borrower or any other Member of the Consolidated Group or a SPV issued as support for Non-recourse Debt or a Performance Guaranty.

“Permitted Business” has the meaning ascribed to such term in Section 6.8.

“Permitted Jurisdiction” means any of the Cayman Islands or the United States or any State thereof (including the District of Columbia).

“Permitted Liens” means the Liens permitted as described in Section 6.11.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or any agency or political subdivision thereof.

“Petrobras Lease” means the 20-year lease financing between a subsidiary of the Borrower and subsidiaries of Petroleo Brasileiro S.A. and Mitsui & Co., Ltd. for a new ultra-deepwater drillship (Petrobras 10000), as more particularly described on Schedule 5.15.

“Plan” means an employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that is either (i) maintained by the Borrower or any other Member of the Consolidated Group, or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any other Member of the Consolidated Group is then making or accruing an obligation to make contributions or has within the preceding five (5) plan years made or had an obligation to make contributions.

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“Prime Rate” means the fluctuating commercial loan rate announced by the Administrative Agent from time to time at its New York office (or other corresponding office, in the case of any successor Administrative Agent) as its prime rate or base rate for U.S. dollar loans in the United States of America in effect on such day (which prime rate or base rate as so announced may not be the lowest rate charged by the Administrative Agent on such loans to any of its customers), with any change in such prime rate or base rate resulting from a change in such announced rate to be effective on the date of the relevant change.

“Redomestication Effective Date” means the first date on which all of the Redomestication Transactions shall have been consummated and become effective pursuant to the terms of the Redomestication Merger Agreement and the Redomestication Schemes of Arrangement.

“Redomestication Merger Agreement” means the Agreement and Plan of Merger dated as of October 9, 2008 among the Borrower, Transocean-Acquisition and Holdings, as amended provided such amendment is not adverse to the interests of the Lenders in any material respects.

“Redomestication Schemes of Arrangement” means the schemes of arrangement under Cayman Islands law pursuant to which the Borrower shall merge with Transocean-Acquisition, with the Borrower being the surviving company in such merger, and the Borrower’s ordinary shares shall be exchanged for registered shares of Holdings.

“Redomestication Transactions” means the transactions pursuant to which, among other things (i) the Borrower shall organize or cause to be organized (x) Holdings as a direct wholly owned subsidiary of the Borrower, and (y) Transocean-Acquisition, as a direct wholly owned subsidiary of Holdings, (ii) the Borrower shall merge with Transocean-Acquisition, pursuant to the Redomestication Merger Agreement and by way of the Redomestication Schemes of Arrangement as provided in such Redomestication Merger Agreement, with the Borrower being the surviving company in such merger and the direct wholly owned subsidiary of Holdings, and (iii) Holdings shall issue, pursuant to the Redomestication Merger Agreement, one registered share of Holdings in exchange for each ordinary share of the Borrower issued and outstanding immediately prior to such merger.

“Reference Banks” means JPMorgan Chase Bank, N.A. and Citibank, N.A. or if any such Lender assigns all of its Commitment and the Loans owing to it in accordance with Section 10.10, such other Lender as may be designated by the Administrative Agent and approved by the Borrower (such approval not to be unreasonably withheld).

“Required Lenders” means, subject to Section 2.13, Lenders having Revolving Credit Exposures and unused Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and unused Commitments at such time or, if the Commitments have been terminated or expired, Lenders having more than 50% of the sum of the total Revolving Credit Exposures of all Lenders.

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“Revolving Credit” means the credit facility for making Revolving Loans described in Sections 2.1.

“Revolving Credit Commitment Amount” means an amount equal to $1,080,000,000, as such amount may be reduced from time to time pursuant to the terms of this Agreement.

“Revolving Credit Exposure” means, with respect to any Lender at any time, the sum at such time, without duplication, of such Lender’s applicable Percentage of the principal amounts of the outstanding Revolving Loans.

“Revolving Loan” means each of the revolving loans defined in Section 2.1.

“Revolving Obligations” means the sum of the principal amount of all Revolving Loans outstanding.

“Sale-Leaseback Transaction” means any arrangement whereby the Borrower or any other Member of the Consolidated Group shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease property that it intends to use for substantially the same purpose or purposes as the property sold or transferred provided, however, Sale-Leaseback Transaction shall exclude any transaction between Members of the Consolidated Group.

“S&P” means Standard & Poor’s Ratings Group or any successor thereto.

“SEC” means the Securities and Exchange Commission and any other Governmental Authority succeeding to the regulatory jurisdiction thereof.

“Significant Subsidiary” has the meaning ascribed to it under Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended.

“Solvent” when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

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“SPV” means any Person (excluding the Borrower and Holdings) that is designated by the Borrower as a SPV, provided that the Borrower shall not designate as a SPV any Subsidiary that owns, directly or indirectly, any other Subsidiary that has total assets (including assets of any Subsidiaries of such other Subsidiary, but excluding any assets that would be eliminated in consolidation with the Borrower and its Subsidiaries) which equates to at least five percent (5%) of the Consolidated Group’s Total Assets, or that had net income (including net income of any Subsidiaries of such other Subsidiary, all before discontinued operations and income or loss resulting from extraordinary items, but excluding revenues and expenses that would be eliminated in consolidation with the Consolidated Group and excluding any loss or gain resulting from the early extinguishment of Indebtedness) during the most recently completed fiscal year of the Borrower, or, after the Redomestication Effective Date, Holdings, in excess of the greater of (i) $1,000,000, and (ii) fifteen percent (15%) of the net income (before discontinued operations and income or loss resulting from extraordinary items and excluding any loss or gain resulting from the early extinguishment of Indebtedness) for the Consolidated Group, all as determined on a consolidated basis in accordance with GAAP during such fiscal year of the Borrower, or, after the Redomestication Effective Date, Holdings. The Borrower may elect to treat any Subsidiary as a SPV (provided such Subsidiary would otherwise qualify as such), and may rescind any such prior election, by giving written notice thereof to the Administrative Agent specifying the name of such Subsidiary or SPV, as the case may be, and the effective date of such election, which shall be a date within sixty (60) days after the date such notice is given. The election to treat a particular Person as a SPV may only be made once.

“Statutory Reserve Rate” means, with respect to any currency, the aggregate of the maximum reserve, liquid asset or similar percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by any Governmental Authority of the United States or of the jurisdiction of such currency or any jurisdiction in which Loans in such currency are made to which banks in such jurisdiction are subject for any category of deposits or liabilities customarily used to fund loans in such currency or by reference to which interest rates applicable to loans in such currency are determined. Such reserve, liquid asset or similar percentages shall include those imposed pursuant to Regulation D of the Board of Governors of the Federal Reserve System. Eurodollar Loans shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any other applicable law, rule or regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Sub-Agent” means any affiliate or correspondent bank of the Administrative Agent designated by it to perform any duties or responsibilities of the Administrative Agent under this Agreement and the other Credit Documents.

“Subsequent Redomestication Transactions” means transactions that (i) are permitted pursuant to Section 6.10(a) and (b), (ii) effect a redomestication of Holdings or the Borrower in a Permitted Jurisdiction, and (iii) do not result in ownership of the voting shares of the surviving

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redomesticated company in such transactions that would otherwise have constituted an Event of Default pursuant to Section 7.1(j) as a result of a corresponding change in share ownership of Holdings.

“Subsidiary” means, for any Person, any other Person (other than, except in the context of Section 6.6(a), a SPV) of which more than fifty percent (50%) of the outstanding stock or comparable equity interests having ordinary voting power for the election of the board of directors of such corporation, any managers of such limited liability company or similar governing body (irrespective of whether or not at the time stock or other equity interests of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency), is at the time directly or indirectly owned by such former Person or by one or more of its Subsidiaries. Upon consummation of the Redomestication Transactions, the Borrower and all Subsidiaries of the Borrower immediately prior to such consummation shall become Subsidiaries of Holdings.

“Subsidiary Debt Basket Amount” has the meaning ascribed to such term in Section 6.12(i).

“Subsidiary Guaranty” means any Guaranty of any Subsidiary delivered pursuant to Section 6.12(j).

“Taxes” has the meaning set forth in Section 5.10.

“Term Credit Agreement” means the Term Credit Agreement dated as of March 13, 2008, among the Borrower, the lenders that are parties thereto, and Citibank, N.A., as administrative agent for such lenders (as the same may be amended, supplemented and restated from time to time).

“Total Assets” means, as of any date of determination, the aggregate book value of the assets of the Consolidated Group determined on a consolidated basis in accordance with GAAP as of such date.

“Transocean-Acquisition” means Transocean Cayman Ltd., a Cayman Islands company formed prior to consummation of the Redomestication Transactions as a direct wholly owned Subsidiary of Holdings and which, upon consummation of the Redomestication Transactions, shall be merged with the Borrower as provided in the Redomestication Merger Agreement and the Redomestication Schemes of Arrangement, with the Borrower being the surviving company in such merger.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to Adjusted LIBOR or the Alternate Base Rate.

“Unfunded Vested Liabilities” means, for any Plan at any time, the amount (if any) by which the present value of all vested nonforfeitable accrued benefits under such Plan (determined on the basis of the actuarial assumptions specified for funding purposes in the most

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recent actuarial valuation for such Plan) exceeds the fair market value of all Plan assets allocable to such benefits, determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of the Borrower or any other Member of the Consolidated Group to the PBGC or such Plan.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

Section 1.2. Time of Day. Unless otherwise expressly provided, all references to time of day in this Agreement and the other Credit Documents shall be references to New York, New York time.

Section 1.3. Accounting Terms; GAAP. Except as otherwise expressly provided herein, and subject to the provisions of Section 10.20, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

ARTICLE 2. THE CREDIT FACILITIES.

Section 2.1. Commitments for Revolving Loans. Subject to the terms and conditions hereof, each Lender severally and not jointly agrees to make one or more loans (each a “Revolving Loan”) to the Borrower from time to time prior to the Commitment Termination Date on a revolving basis in an aggregate amount not to exceed at any time outstanding an amount equal to its Commitment, subject to any reductions thereof pursuant to the terms of this Agreement; provided, however, that no Lender shall be required to make any Revolving Loan if, after giving effect thereto, (i) the aggregate principal amount of the Revolving Loans of all Lenders would thereby exceed the Revolving Credit Commitment Amount then in effect; or (ii) the Revolving Credit Exposure of such Lender would thereby exceed its Commitment then in effect. Each Borrowing of Revolving Loans shall be made ratably from the Lenders in proportion to their respective Percentages. Revolving Loans of each Lender may be repaid, in whole or in part, and all or any portion of the principal amounts thereof reborrowed, before the Commitment Termination Date, subject to the terms and conditions hereof.

Section 2.2. Types of Revolving Loans and Minimum Borrowing Amounts. Borrowings of Revolving Loans may be outstanding as either Base Rate Loans or Adjusted LIBOR Loans, as selected by the Borrower pursuant to Section 2.3. Each Borrowing of Base Rate Loans shall be in an amount of not less than $1,000,000 and each Borrowing of Adjusted LIBOR Loans shall be in an amount of not less than $5,000,000 and in an integral multiple of the Borrowing Multiple.

Section 2.3. Manner of Borrowings; Continuations and Conversions of Borrowings.

(a) Notice of Revolving Loan Borrowings. The Borrower shall give notice to the Administrative Agent by no later than (i) 12:00 P.M. at least three (3) Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing of Eurodollar Loans, and (ii) 12:00 P.M. on the date the Borrower requests the Lenders to advance a Borrowing of

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Base Rate Loans, in each case pursuant to a duly completed Borrowing Request substantially in the form of Exhibit 2.3 (each a “Borrowing Request”) executed on behalf of Borrower by two of its officers.

(b) Notice of Continuation or Conversion of Outstanding Borrowings. The Borrower may from time to time elect to change or continue the type of interest rate borne by each Revolving Loan Borrowing or, subject to the minimum amount requirements in Section 2.2 for each outstanding Revolving Loan Borrowing, a portion thereof, as follows: (i) if such Borrowing is of Eurodollar Loans, the Borrower may continue part or all of such Borrowing as Eurodollar Loans for an Interest Period specified by the Borrower or convert part or all of such Borrowing into Base Rate Loans on the last day of the Interest Period applicable thereto, or the Borrower may earlier convert part or all of such Borrowing into Base Rate Loans so long as it pays the breakage fees and funding losses provided in Section 2.11; and (ii) if such Borrowing is of Base Rate Loans, the Borrower may convert all or part of such Borrowing into Eurodollar Loans for an Interest Period specified by the Borrower on any Business Day, in each case pursuant to notices of continuation or conversion as set forth below. The Borrower may select multiple Interest Periods for the Eurodollar Loans constituting any such particular Borrowing, provided that at no time shall the number of different Interest Periods for outstanding Eurodollar Loans exceed twenty (20) (it being understood for such purposes that (x) Interest Periods of the same duration, but commencing on different dates, shall be counted as different Interest Periods, and (y) all Interest Periods commencing on the same date and of the same duration shall be counted as one Interest Period regardless of the number of Borrowings or Loans involved. Notices of the continuation of such Eurodollar Loans for an additional Interest Period or of the conversion of part or all of such Eurodollar Loans into Base Rate Loans or of such Base Rate Loans into Eurodollar Loans must be given by no later than 12:00 P.M. at least three (3) Business Days with respect to Eurodollar Loans before the date of the requested continuation or conversion.

(c) Manner of Notice. The Borrower shall give such notices concerning the advance, continuation, or conversion of a Borrowing pursuant to this Section 2.3 by telephone or facsimile (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing) pursuant to a Borrowing Request which shall specify the date of the requested advance, continuation or conversion (which shall be a Business Day), the amount and currency of the requested Borrowing, whether such Borrowing is to be advanced, continued, or converted, the type of Loans to comprise such new, continued or converted Borrowing and, if such Borrowing is to be comprised of Eurodollar Loans, the Interest Period applicable thereto. The Borrower agrees that the Administrative Agent may rely on any such telephonic or facsimile notice given by any Person it in good faith believes is an authorized representative of the Borrower without the necessity of independent investigation and that, if any such notice by telephone conflicts with any written confirmation, such telephonic notice shall govern if the Administrative Agent has acted in reliance thereon.

(d) Notice to the Lenders. The Administrative Agent shall give prompt telephonic, telex or facsimile notice to each Lender of any notice received pursuant to this Section 2.3 relating to a Revolving Loan Borrowing. The Administrative Agent shall give notice to the Borrower and each Lender by like means of the interest rate applicable to each Borrowing of

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Eurodollar Loans (but, if such notice is given by telephone, the Administrative Agent shall confirm such rate in writing) promptly after the Administrative Agent has made such determination.

(e) Borrower’s Failure to Notify. If the Borrower fails to give notice pursuant to Section 2.3(a) of the continuation or conversion of any outstanding principal amount of a Borrowing of Eurodollar Loans and has not notified the Administrative Agent by 12:00 P.M. at least three (3) Business Days before the last day of the Interest Period for any Borrowing of Eurodollar Loans that it intends to repay such Borrowing, the Borrower shall be deemed to have requested the continuation of such Borrowing as a Eurodollar Loan with an Interest Period of one (1) month so long as no Event of Default shall have occurred and be continuing or would occur as a result of such Borrowing but otherwise disregarding the conditions to Borrowings set forth in Section 4.2. Upon the occurrence and during the continuance of any Event of Default, and upon notice thereof from the Administrative Agent to the Borrower each Eurodollar Loan will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Loan.

(f) Conversion. If the Borrower shall elect to convert any particular Borrowing pursuant to this Section 2.3 from one Type of Loan to the other only in part, then, from and after the date on which such conversion shall be effective, such particular Borrowing shall, for all purposes of this Agreement (including, without limitation, for purposes of subsequent application of this sentence) be deemed to instead constitute two Borrowings (each originally advanced on the same date as such particular Borrowing), one comprised of (subject to subsequent conversion in accordance with this Agreement) Eurodollar Loans in an aggregate principal amount equal to the portion of such Borrowing so elected by the Borrower to be comprised of Eurodollar Loans and the second comprised of (subject to subsequent conversion in accordance with this Agreement) Base Rate Loans in an aggregate principal amount equal to the portion of such particular Borrowing so elected by the Borrower to be comprised of Base Rate Loans. If the Borrower shall elect to have multiple Interest Periods apply to any such particular Borrowing comprised of Eurodollar Loans, then, from and after the date such multiple Interest Periods commence, such particular Borrowing shall, for all purposes of this Agreement (including, without limitation, for purposes of subsequent application of this sentence), be deemed to constitute a number of separate Borrowings (each originally commencing on the same date as such particular Borrowing) equal to the number of, and corresponding to, the different Interest Periods so selected, each such deemed separate Borrowing corresponding to a particular selected Interest Period comprised of (subject to subsequent conversion in accordance with this Agreement) Eurodollar Loans in an aggregate principal amount equal to the portion of such particular Borrowing so elected by the Borrower to have such Interest Period. This Section 2.3(f) shall be applied appropriately in the event that the Borrower shall make the elections described in the two preceding sentences at the same time with respect to the same particular Borrowing.

Section 2.4. Interest Periods. As provided in Section 2.3, at the time of each request for a Borrowing of Eurodollar Loans, or for the continuation or conversion of any Borrowing of Eurodollar Loans, the Borrower shall select the Interest Period(s) to be applicable to such Loans from among the available options, subject to the limitations in Section 2.3; provided, however, that:

(i) the Borrower may not select an Interest Period that extends beyond the Commitment Termination Date or, if later, the Final Maturity Date;

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(ii) whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall either be (i) extended to the next succeeding Business Day, or (ii) in the case of Eurodollar Loans only, reduced to the immediately preceding Business Day if the next succeeding Business Day is in the next calendar month; and

(iii) for purposes of determining an Interest Period, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, however, that if there is no such numerically corresponding day in the month in which an Interest Period is to end or if an Interest Period begins on the last Business Day of a calendar month, then in the case of Eurodollar Loans only, such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end.

Section 2.5. Funding of Loans.

(a) Disbursement of Loans. Not later than 12:00 P.M. with respect to Eurodollar Loans, and 3:00 P.M. with respect to Base Rate Loans, on the date of any requested advance of a new Borrowing of Loans, each Lender, subject to all other provisions hereof, shall make available for the account of its applicable Lending Office its Loan comprising its portion of such Borrowing in funds immediately available for the benefit of the Administrative Agent in the applicable Administrative Agent’s Account and according to the payment instructions of the Administrative Agent. The Administrative Agent shall make the proceeds of each such Borrowing available in immediately available funds to the Borrower (or as directed in writing by the Borrower) on such date. Acceptance by the Borrower of any late amount shall not be deemed a waiver by the Borrower of any rights it may have against any Lender making funds available after the time prescribed above. No Lender shall be responsible to the Borrower for any failure by another Lender to fund its portion of a Borrowing, and no such failure by a Lender shall relieve any other Lender from its obligation, if any, to fund its portion of a Borrowing.

(b) Administrative Agent Reliance on Lender Funding. Unless the Administrative Agent shall have been notified by a Lender prior to the time at which such Lender is scheduled to make payment to the Administrative Agent of the proceeds of a Loan (which notice shall be effective upon receipt) that such Lender does not intend to make such payment, the Administrative Agent may assume that such Lender has made such payment when due and in reliance upon such assumption may (but shall not be required to) make available to the Borrower the proceeds of the Loan to be made by such Lender and, if any Lender has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, pay to the Administrative Agent the amount made available to the Borrower attributable to such Lender together with interest thereon for each day during the period commencing on the date such amount was made

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available to the Borrower and ending on (but excluding) the date such Lender pays such amount to the Administrative Agent at a rate per annum equal to the Administrative Agent’s cost of funds for such amount. If such amount is not received from such Lender by the Administrative Agent immediately upon demand, the Borrower will, on demand, repay to the Administrative Agent the proceeds of the Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but the Borrower will in no event be liable to pay any amounts otherwise due pursuant to Section 2.11 in respect of such repayment. Nothing in this subsection shall be deemed to relieve any Lender from any obligation to fund any Loans hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

Section 2.6. Applicable Interest Rates.

(a) Base Rate Loans. Each Base Rate Loan shall bear interest (computed on the basis of a 365-day year or 366-day year, as the case may be, and actual days elapsed excluding the date of repayment) on the unpaid principal amount thereof from the date such Loan is made until maturity (whether by acceleration or otherwise) or conversion to a Eurodollar Loan, at a rate per annum equal to the lesser of (i) the Highest Lawful Rate, or (ii) the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin for Base Rate Borrowings. The Borrower agrees to pay such interest on each Interest Payment Date for such Loan and at maturity (whether by acceleration or otherwise).

(b) Eurodollar Loans. Each Eurodollar Loan shall bear interest (computed on the basis of a 360-day year and actual days elapsed, excluding the date of repayment) on the unpaid principal amount thereof from the date such Loan is made until maturity (whether by acceleration or otherwise) or until conversion to a Base Rate Loan, at a rate per annum equal to the lesser of (i) the Highest Lawful Rate, or (ii) the sum of Adjusted LIBOR plus the Applicable Margin for Eurodollar Borrowings. The Borrower agrees to pay such interest on each Interest Payment Date for such Loan and at maturity (whether by acceleration or otherwise) or conversion to a Base Rate Loan.

(c) Rate Determinations. The Administrative Agent shall determine each interest rate applicable to the Loans hereunder insofar as such interest rate involves a determination of the Alternate Base Rate, Adjusted LIBOR, LIBOR Rate, Credit Default Swap Spread, Minimum Applicable Margin, or Maximum Applicable Margin, or any applicable default rate pursuant to Section 2.7, and such determination shall be conclusive and binding except in the case of the Administrative Agent’s manifest error or willful misconduct. The Administrative Agent shall promptly give notice to the Borrower and each Lender of each determination of Adjusted LIBOR and the Credit Default Swap Spread, with respect to each Eurodollar Loan.

Section 2.7. Default Rate. If any payment of principal on any Loan is not made when due after the expiration of the grace period therefor provided in Section 7.1(a) (whether by acceleration or otherwise), such Loan shall bear interest (computed on the basis of a year of 360, 365 or 366 days, as applicable, and actual days elapsed) after any such grace period expires until such principal then due is paid in full, which the Borrower agrees to pay on demand, at a rate per annum equal to:

(a) for any Base Rate Loan, the lesser of (i) the Highest Lawful Rate, or (ii) the sum of (x) two percent (2%) per annum, plus (y) the rate of interest in effect on such Base Rate Loan as provided in Section 2.6(a); and

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(b) for any Eurodollar Loan, the lesser of (i) the Highest Lawful Rate, or (ii) the sum of (x) two percent (2%) per annum, plus (y) the rate of interest in effect on such Eurodollar Loan as provided in Section 2.6(b) at the time of such default until the end of the Interest Period for such Loan and, thereafter, at a rate per annum pursuant to this clause (y) equal to the rate of interest provided in Section 2.6(a) (but not less than the rate in effect as provided in Section 2.6(a) at the time such payment was due).

It is the intention of the Administrative Agent and the Lenders to conform strictly to usury laws applicable to them. Accordingly, if the transactions contemplated hereby or any Loan or other Obligation would be usurious as to any of the Lenders under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement, the Notes or any other Credit Document), then, in that event, notwithstanding anything to the contrary in this Agreement, the Notes or any other Credit Document, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under laws applicable to such Lender that is contracted for, taken, reserved, charged or received by such Lender under this Agreement, the Notes or any other Credit Document or otherwise shall under no circumstances exceed the Highest Lawful Rate, and any excess shall be credited by such Lender on the principal amount of the Loans (or, if the principal amount of the Loans shall have been paid in full, refunded by such Lender to the Borrower); and (ii) in the event that the maturity of the Loans is accelerated by reason of an election of the holder or holders thereof resulting from any Event of Default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under laws applicable to such Lender may never include more than the Highest Lawful Rate, and excess interest, if any, provided for in this Agreement, the Notes, any other Credit Document or otherwise shall be automatically canceled by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Loans (or if the principal amount of the Loans shall have been paid in full, refunded by such Lender to the Borrower). To the extent that the Texas Finance Code, Chapters 302 and 303, are relevant to the Administrative Agent and the Lenders for the purpose of determining the Highest Lawful Rate, the Administrative Agent and the Lenders hereby elect to determine the applicable rate ceiling under such Chapter by the indicated (weekly) rate ceiling from time to time in effect, subject to their right subsequently to change such method in accordance with applicable law. In the event the Loans are paid in full by the Borrower prior to the full stated term of the Loans and the interest received from the actual period of the existence of the Loans exceeds the Highest Lawful Rate, the Lenders shall refund to the Borrower the amount of the excess or shall credit the amount of the excess against amounts owing under the Loans and none of the Administrative Agent or the Lenders shall be subject to any of the penalties provided by law for contracting for, taking, reserving, charging or receiving interest in excess of the Highest Lawful Rate. The Texas Finance Code, Chapter 346, which regulates certain revolving credit loan accounts and revolving tri-party accounts, shall not apply to this Agreement or the Loans.

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Section 2.8. Repayment of Loans; Evidence of Debt.

(a) Repayment of Loans. The Borrower hereby promises to pay to the Administrative Agent for the account of each Lender, on the Commitment Termination Date, the unpaid amount of each Revolving Loan then outstanding.

(b) Record of Loans by Lenders. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and accrued interest payable and paid to such Lender from time to time hereunder.

(c) Record of Loans by Administrative Agent. The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or accrued interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) Evidence of Obligations. The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(e) Notes. The Revolving Loans outstanding to the Borrower from each Lender shall, at the written request of such Lender, be evidenced by a promissory note of the Borrower payable to such Lender in the form of Exhibit 2.8A (Master Note) (each a “Note”). The Borrower agrees to execute and deliver to the Administrative Agent, for the benefit of each Lender requesting a Note as aforesaid, an original of each such Note, appropriately completed, to evidence the respective Loans made by such Lender hereunder, within ten (10) Business Days after the Borrower receives a written request therefor.

(f) Recording of Loans and Payments on Notes. Each holder of a Note shall record on its books and records or on a schedule to its appropriate Note (and prior to any transfer of its Notes shall endorse thereon or on schedules forming a part thereof appropriate notations to evidence) the amount of each Loan outstanding from it to the Borrower, all payments of principal and interest and the principal balance from time to time outstanding thereon, the type of such Loan and, if a Eurodollar Loan the Interest Period and interest rate applicable thereto. Such record, whether shown on the books and records of a holder of a Note or on a schedule to its Note, shall be prima facie evidence as to all such matters; provided, however, that the failure of any holder to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Loans outstanding to it hereunder together with accrued interest thereon. At the request of any holder of a Note and upon such holder tendering to the Borrower the Note to be replaced, the Borrower shall furnish a new Note to such holder to replace any outstanding Note and at such time the first notation appearing on the schedule on the reverse side of, or attached to, such new Note shall set forth the aggregate unpaid principal amount of all Loans, if any, then outstanding thereon.

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Section 2.9. Optional Prepayments. The Borrower shall have the privilege of prepaying any Base Rate Loans without premium or penalty at any time in whole or at any time and from time to time in part (but, if in part, then in an amount which is equal to or greater than $1,000,000); provided, however, that the Borrower shall have given notice of such prepayment to the Administrative Agent no later than 12:00 P.M. on the date of such prepayment. The Borrower shall have the privilege of prepaying any Eurodollar Borrowing (a) without premium or penalty in whole or in part (but, if in part, then in an amount which is equal to or greater than the Dollar Equivalent of $5,000,000 and in an integral multiple of the Borrowing Multiple or such smaller amount as needed to prepay a particular Borrowing in full) only on the last Business Day of an Interest Period for such Borrowing, and (b) at any other time without premium or penalty except for the breakage fees and funding losses that are required to be paid pursuant to Section 2.11; provided, however, that the Borrower shall have given notice of such prepayment to the Administrative Agent no later than 12:00 P.M. at least three (3) Business Days before the last Business Day of such Interest Period or the proposed prepayment date. Any such prepayments shall be made by the payment of the principal amount to be prepaid and accrued and unpaid interest thereon to the date of such prepayment. Unless otherwise specified in writing by the Borrower, optional prepayments shall be applied first, to the Revolving Loans and second to any other Obligations then outstanding.

Section 2.10. Mandatory Prepayments of Loans. In the event and on each occasion that the aggregate principal amount of outstanding Revolving Loans exceeds the Revolving Credit Commitment Amount then in effect, then the Borrower shall promptly prepay Revolving Loans in an aggregate amount sufficient to eliminate such excess. Immediately upon determining the need to make any such prepayment, the Borrower shall notify the Administrative Agent of such required prepayment and of the identity of the particular Revolving Loans being prepaid. If the Administrative Agent shall notify the Borrower that the Administrative Agent has determined that any prepayment is required under this Section 2.10, the Borrower shall make such prepayment no later than the second Business Day following such notice. Any mandatory prepayment of Revolving Loans pursuant hereto shall not be limited by the notice provision for prepayments set forth in Section 2.9. Each such prepayment shall be accompanied by a payment of all accrued and unpaid interest on the Loans prepaid and any applicable breakage fees and funding losses pursuant to Section 2.11.

Section 2.11. Breakage Fees. If any Lender incurs any loss, cost or expense (excluding loss of anticipated profits and other indirect or consequential damages) by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any Eurodollar Loan as a result of any of the following events other than any such occurrence as a result of a change of circumstance described in Sections 8.1 or 8.2:

(a) any payment, prepayment or conversion of any such Loan on a date other than the last day of its Interest Period (whether by acceleration, mandatory prepayment or otherwise);

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(b) any failure to make a principal payment of any such Loan on the due date therefor; or

(c) any failure by the Borrower to borrow, continue or prepay, or convert to, any such Loan on the date specified in a notice given pursuant to Section 2.3 (other than by reason of a default of such Lender), then the Borrower shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense. If any Lender makes such a claim for compensation, it shall provide to the Borrower a certificate executed by an officer of such Lender setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) no later than ninety (90) days after the event giving rise to the claim for compensation, and the amounts shown on such certificate shall be prima facie evidence of such Lender’s entitlement thereto. Within ten (10) days of receipt of such certificate, the Borrower shall pay directly to such Lender such amount as will compensate such Lender for such loss, cost or expense as provided herein, unless such Lender has failed to timely give notice to the Borrower of such claim for compensation as provided herein, in which event the Borrower shall not have any obligation to pay such claim.

Section 2.12. Commitment Terminations. The Borrower shall have the right at any time and from time to time, upon three (3) Business Days’ prior and irrevocable written notice to the Administrative Agent, to terminate or reduce the Commitments without premium or penalty, in whole or in part, with any partial reduction (i) to be in an amount not less than $5,000,000 as determined by the Borrower and in integral multiples of $5,000,000 and (ii) as to the Commitments to be allocated ratably among the Lenders in proportion to their respective Commitments; provided, that the Revolving Credit Commitment Amount may not be reduced to an amount less than the sum of the aggregate principal amount of outstanding Revolving Loans, after giving effect to payments on such proposed termination or reduction date. The Administrative Agent shall give prompt notice to each Lender of any such termination or reduction of the Commitments. Any termination of Commitments pursuant to this Section 2.12 is permanent and may not be reinstated.

Section 2.13. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) commitment fees shall cease to accrue on the unused portion of the Commitment of such Defaulting Lender pursuant to Section 3.1(a);

(b) the Commitment and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 10.11), provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that affects such Defaulting Lender differently than other affected Lenders shall require the consent of such Defaulting Lender; and

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(c) for avoidance of doubt, each Loan Party shall retain and reserve its other rights and remedies respecting each Defaulting Lender.

Section 2.14. Markit Data.

(a) JPMorgan Chase Bank, N.A. (“JPMCB”) in any capacity, whether in an individual capacity or as Administrative Agent or Lender or otherwise, shall receive data from Markit with respect to the Credit Default Swap Spread and agrees in such capacity to provide to those Persons identified by each Lender for such purpose (each a “Designated User”) (and if JPMCB is not the Administrative Agent, the Administrative Agent) such data, including any accompanying written notice or supporting information from Markit (together, the “Markit Data”), via email, log-in or other means of communication at the discretion of JPMCB. JPMCB shall have all of the rights benefits and protections of the Administrative Agent provided for in Article 9 when acting in such capacity with respect to the provision of any Markit Data.

For the avoidance of doubt, any Designated User shall only access and use the Markit Data for the purposes as specified in this Agreement on behalf of the respective Lender or, if applicable, the Administrative Agent and shall be required by such Lender, and if applicable, the Administrative Agent, to comply with the terms of this Section. Each Lender, and if applicable, the Administrative Agent, hereby agrees, without limiting Markit’s or JPMCB’s other rights and remedies, that it is responsible for and liable for any breach of the provisions of this Section by its respective Designated Users.

(b) Each Lender acknowledges that all copyright, database rights, trademarks, patents, rights of privacy or publicity and other proprietary or intellectual property rights (including all models, software, data and any materials) comprised in all or any of the Markit Data, or their provision, and all enhancements, modifications or additional services thereto, are and will be the exclusive property of Markit. Except as provided for under this Agreement, each Lender agrees that it will not use the same (including copying, reverse engineering or, except as otherwise required by law or regulation, disclosing it to any Person, for any purpose whatsoever) and will not remove or deface any trademarks associated with the Markit Data. Each Lender acknowledges that the Markit Data was developed, compiled, prepared, revised, selected and arranged by Markit and others (including certain information sources (each a “Data Provider”)) through the application of substantial time, effort and money, and constitute valuable intellectual property and trade secrets of Markit. Each Lender shall make reasonable efforts to comply, at Markit’s expense, with all reasonable written requests made by JPMCB (upon Markit’s written requests to JPMCB) to protect any contractual, statutory and common law rights in the Markit Data.

(c) Each Lender acknowledges that none of Markit, JPMCB, their respective affiliates or any Data Provider makes any warranty, express or implied as to the accuracy or completeness of the Markit Data or as to the results to be attained by any Lender or others from the use of the Markit Data. Each Lender hereby acknowledges that there are no express or implied warranties of title, merchantability or fitness for a particular purpose or use, and that it has not relied upon any warranty, guaranty or representation made by Markit, JPMCB, their respective affiliates or any Data Provider.

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(d) Neither Markit and its affiliates (except in the event of fraud, gross negligence or willful misconduct on part of Markit or its affiliates) nor any Data Provider nor JPMCB and its affiliates shall in any way be liable to any Lender or any client of any Lender for any inaccuracies, errors or omissions, regardless of cause, in the Markit Data provided hereunder or for any damages (whether direct or indirect) resulting therefrom. Without limiting the foregoing, Markit and JPMCB shall have no liability whatsoever to any Lender or client of a Lender, whether in contract (including under an indemnity), in tort (including negligence), under a warranty, under statute or otherwise, in respect of any loss or damage suffere by such Lender or client as a result of or in connection with any opinions, recommendations, forecasts, judgments, or any other conclusions, or any course of action determined by such Lender or any client of such Lender based on the Markit Data. To the extent permitted by law, neither Markit nor JPMCB nor their respective affiliates shall be liable for any loss of profits or revenue or any indirect or consequential losses or damages whatsoever incurred, whether or not it has been advised in advance of the possibility of any such loss.

(e) Each Lender acknowledges that it or its employees may, in the course of performing such Lender’s responsibilities under this Agreement, be exposed to or acquire information which is proprietary or confidential to Markit or to third parties to whom Markit owes a duty of confidentiality. Markit’s and such third parties’ confidential information means the Markit Data and any related materials provided by Markit through JPMCB to each Lender and the Administrative Agent under this Agreement. Each Lender agrees to hold Markit’s and such third parties’ confidential information in confidence to the same extent and in the same manner as such Lender is required to the hold the Borrower’s information confidential pursuant to Section 10.15 hereof and agrees that it will follow procedures which are intended to put any transferee of such confidential information on notice that such confidential information may not be used for any other purposes except as contemplated herein. It is understood and agreed that in the event of a breach of confidentiality, damages may not be an adequate remedy and that JPMCB shall be entitled to injunctive relief to restrain such breach, threatened or actual. Notwithstanding anything herein to the contrary, the Lenders and the Administrative Agent are entitled to disclose and use the Markit Data in the normal course of their business as it relates to the Agreement, including but not limited to disclosing such information to ratings agencies, league table providers and prospective assignees and participants.

(f) The Borrower acknowledges that each of JPMCB and the other Lenders from time to time may conduct business with and may be a shareholder of Markit and that each of JPMCB or the other Lenders may have from time to time the right to appoint one or more directors to the Board of Directors of Markit.

ARTICLE 3. FEES AND PAYMENTS.

Section 3.1. Fees.

(a) Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Commitment Fee Rate on the daily unused amount of the Commitment of such Lender (but subject to Section 2.13)

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during the period from and including the Effective Date to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the last Business Day of March, June, September and December of each year, commencing on December 31, 2008, and on the Commitment Termination Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b) Administrative Agent Fees. The Borrower shall pay to the Administrative Agent and to the Joint Lead Arrangers the fees from time to time agreed to by the Borrower, the Administrative Agent, and Joint Lead Arrangers, as the case may be.

(c) Payment of Fees. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of commitment fees, to the Lenders.

Section 3.2. Place and Application of Payments.

(a) All payments of principal of and interest on the Loans and all fees and other amounts payable by the Borrower under the Credit Documents shall be made by the Borrower to the Administrative Agent, without defense, setoff or counterclaim, free of any restriction or condition, for the benefit of the Lenders entitled to such payments, in immediately available funds on the due date thereof, no later than 2:00 P.M. in the applicable Administrative Agent’s Account or such other location as the Administrative Agent may designate in writing to the Borrower. Any payments received by the Administrative Agent from the Borrower after the time specified in the preceding sentence shall be deemed to have been received on the next Business Day. The Administrative Agent will, on the same day each payment is received or deemed to have been received in accordance with this Section 3.2, cause to be distributed like funds to each Lender owed an Obligation for which such payment was received, pro rata based on the respective amounts of such type of Obligation then owing to each Lender (but subject to Section 2.13).

(b) If any payment received by the Administrative Agent under any Credit Document is insufficient to pay in full all amounts then due and payable to the Administrative Agent and the Lenders under the Credit Documents, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order set forth in Section 7.7 (and subject to Section 2.13). In calculating the amount of Obligations owing each Lender other than for principal and interest on Loans and fees under Section 3.1, the Administrative Agent shall only be required to include such other Obligations that Lenders have certified to the Administrative Agent in writing are due to such Lenders.

Section 3.3. Withholding Taxes.

(a) Payments Free of Withholding. Except as otherwise required by law and subject to Section 3.3(b), each payment by the Borrower or any other Loan Party to any Lender or Administrative Agent under this Agreement or any other Credit Document shall be made without withholding for or on account of any present or future taxes imposed by or within the jurisdiction

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in which the Borrower or such Loan Party is organized, any jurisdiction from which the Borrower or such Loan Party makes any payment, or (in each case) any political subdivision or taxing authority thereof or therein, excluding, in the case of each Lender and the Administrative Agent, the following taxes:

(i) taxes imposed on, based upon, or measured by such Lender’s or the Administrative Agent’s net income or profits, and branch profits, franchise and similar taxes imposed on it;

(ii) taxes imposed on such Lender or the Administrative Agent as a result of a present or former connection between the taxing jurisdiction and such Lender or Administrative Agent, or any affiliate thereof, as the case may be, other than a connection resulting solely from the transactions contemplated by this Agreement;

(iii) taxes imposed as a result of the transfer by such Lender or the Administrative Agent of its interest in this Agreement or any other Credit Document or a designation by such Lender or the Administrative Agent (other than pursuant to Section 8.3(c)) of a new Lending Office (other than taxes imposed as a result of any change in treaty, law or regulation after such transfer of such Lender’s or the Administrative Agent’s interest in this Agreement or any other Credit Document or designation of a new Lending Office);

(iv) taxes imposed by the United States of America (or any political subdivision thereof or tax authority therein) upon a Lender or the Administrative Agent organized under the laws of a jurisdiction outside of the United States, except to the extent that such tax is imposed as a result of any change in applicable law, regulation or treaty (other than any addition of or change in any “anti-treaty shopping,” “limitation of benefits,” or similar provision applicable to a treaty) after the date hereof, in the case of each Lender or the Administrative Agent originally a party hereto or, in the case of any Purchasing Lender (as defined in Section 10.10) or the Administrative Agent, after the date on which it becomes a Lender or the Administrative Agent, as the case may be; or

(v) taxes which would not have been imposed but for (a) the failure of any Lender or the Administrative Agent, as the case may be, to provide (I) the applicable forms prescribed by the Internal Revenue Service, as required pursuant to Section 3.3(b), or (II) any other form, certification, documentation or proof which is reasonably requested by the Borrower, or (b) a determination by a taxing authority or a court of competent jurisdiction that a form, certification, documentation or other proof provided by such Lender or the Administrative Agent to establish an exemption from such tax, assessment or other governmental charge is false;

(all such present or future taxes, excluding only the taxes described in the preceding clauses (i) through (v), being hereinafter referred to as “Indemnified Taxes”). If any such withholding is so required, the Borrower or such other Loan Party shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the

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net amount actually received by each Lender and the Administrative Agent is free and clear of such Indemnified Taxes (including Indemnified Taxes on such additional amount) and is equal to the amount that such Lender or the Administrative Agent (as the case may be) would have received had withholding of any Indemnified Tax not been made. If the Borrower or any other Loan Party pays any Indemnified Taxes, or any penalties or interest in connection therewith, it shall deliver official tax receipts evidencing the payment or certified copies thereof, or other evidence of payment if such tax receipts have not yet been received by the Borrower or such other Loan Party (with such tax receipts to be delivered within fifteen (15) days after being actually received), to the Lender or the Administrative Agent on whose account such withholding was made (with a copy to the Administrative Agent if not the recipient of the original) within fifteen (15) days of such payment. If the Administrative Agent or any Lender pays any Indemnified Taxes, or any penalties or interest in connection therewith, the Borrower shall reimburse the Administrative Agent or such Lender for the payment on demand in the currency in which such payment was made. Such Lender or the Administrative Agent shall make written demand on the Borrower for reimbursement hereunder no later than ninety (90) days after the earlier of (i) the date on which such Lender or the Administrative Agent makes payment of the Indemnified Taxes, penalties and interest, and (ii) the date on which the relevant taxing authority or other governmental authority makes written demand upon such Lender or the Administrative Agent for payment of the Indemnified Taxes, penalties and interest. Any such demand shall describe in reasonable detail such Indemnified Taxes, penalties or interest, including the amount thereof if then known to such Lender or the Administrative Agent, as the case may be. In the event that such Lender or the Administrative Agent fails to give the Borrower timely notice as provided herein, the Borrower shall not have any obligation to pay such claim for reimbursement.

(b) U.S. Withholding Tax Exemptions. Upon the written request of the Borrower or the Administrative Agent, each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent, promptly after such request, two duly completed and signed copies of either Form W-8BEN or any successor form (entitling such Lender to a complete exemption from withholding under the Code on all amounts to be received by such Lender, including fees, pursuant to the Credit Documents) or Form W-8ECI or any successor form (relating to all amounts to be received by such Lender, including fees, pursuant to the Credit Documents) of the United States Internal Revenue Service, and any other form of the United States Internal Revenue Service reasonably necessary to accomplish exemption from withholding obligations or to facilitate the Administrative Agent’s performance under this Agreement. Thereafter and from time to time, each such Lender shall submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be required under then-current United States law or regulations to avoid United States withholding taxes on payments in respect of all amounts to be received by such Lender, including fees, pursuant to the Credit Documents. Upon the request of the Borrower, each Lender that is a United States person shall submit to the Borrower a certificate to the effect that it is such a United States person and is exempt from information reporting under Section 6049 of the Code and backup withholding under Section 3406 of the Code.

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(c) Inability of Lender to Submit Forms. If any Lender determines in good faith, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that (i) it is unable to submit to the Borrower or Administrative Agent any form or certificate that such Lender is obligated to submit pursuant to subsection (b) of this Section 3.3, (ii) it is required to withdraw or cancel any such form or certificate previously submitted, or (iii) any such form or certificate otherwise becomes ineffective or inaccurate, such Lender shall promptly notify the Borrower and Administrative Agent of such fact, and the Lender shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

(d) Refund of Taxes. If any Lender or the Administrative Agent becomes aware that it has received a refund of any Indemnified Tax or any tax referred to in Section 10.3 with respect to which the Borrower or any other Loan Party has paid any amount pursuant to this Section 3.3 or Section 10.3, such Lender or the Administrative Agent shall pay the amount of such refund (including any interest received with respect thereto) to the Borrower or such other Loan Party within fifteen (15) days after receipt thereof. A Lender or the Administrative Agent shall provide, at the sole cost and expense of the Borrower, such assistance as the Borrower may reasonably request in order to obtain such a refund; provided, however, that neither the Administrative Agent nor any Lender shall in any event be required to disclose any information to the Borrower or such other Loan Party with respect to the overall tax position of the Administrative Agent or such Lender.

(e) Swiss Withholding Taxes. Without limiting the foregoing provisions of this Section 3.3, the Borrower acknowledges and agrees that (i) all withholding taxes that may be levied or imposed pursuant to any existing or future laws or regulations of Switzerland or any political subdivision thereof in respect of any payments to be made by the Borrower or any other Loan Party at any time under the terms of this Agreement or any other Credit Document shall constitute Indemnified Taxes for all purposes hereof (but excluding such taxes as provided in clauses (i), (ii), (iii) or (v) of Section 3.3(a)), and (ii) if any such taxes are so levied or imposed, the Borrower or such other Loan Party shall make the withholding, pay the amount withheld to the appropriate Governmental Authority before penalties attach thereto or interest accrues thereon, and forthwith pay such additional amount to each Lender and the Administrative Agent, as applicable, as may be necessary to insure that the net amount actually received by each Lender and the Administrative Agent is free and clear of such Indemnified Taxes (including Indemnified Taxes on such additional amount) and is equal to the amount that such Lender or the Administrative Agent would have received had withholding of any such Indemnified Taxes not been made.

ARTICLE 4. CONDITIONS PRECEDENT.

Section 4.1. Initial Borrowing. This Agreement shall become effective, and the obligation of each Lender to advance the initial Loans hereunder, shall only take effect, on the date (the “Effective Date”) on which each of the following conditions has been satisfied (or waived in accordance with Section 10.11):

(a) The Administrative Agent shall have received counterparts of this Agreement duly executed (including by facsimile or other electronic means) by all parties to this Agreement, together with the following, all in form and substance reasonably satisfactory to the Administrative Agent and the Joint Lead Arrangers and in sufficient number of signed counterparts, where applicable, to provide one for each Lender:

(i) Certificates of Officers. Certificates of the Secretary or an Assistant Secretary of the Borrower containing specimen signatures of the persons authorized to execute Credit Documents on the Borrower’s behalf or any other documents provided for herein or therein, together with (x) copies of resolutions of the Board of Directors or other appropriate body of the Borrower authorizing the execution and delivery of the Credit Documents, (y) copies of the Borrower’s memorandum of association and articles of association and other publicly filed organizational documents in its jurisdiction of incorporation and bylaws and other governing documents, if any, and (z) a certificate of incorporation and a certificate of good standing from the appropriate governing agency of the Borrower’s jurisdiction of incorporation;

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(ii) Regulatory Filings and Approvals. Copies of all necessary governmental and third party approvals, registrations, and filings in respect of the transactions contemplated by this Agreement;

(iii) Insurance Certificate. An insurance certificate dated not more than ten (10) Business Days prior to the Effective Date from the Borrower describing in reasonable detail the insurance maintained by the Borrower and its Subsidiaries as required by this Agreement;

(iv) Opinions of Counsel. The opinions of (x) Baker Botts LLP, New York counsel for the Borrower, in the form of Exhibit 4.1A, (y) the General Counsel or an Associate General Counsel of the Borrower, in the form of Exhibit 4.1B, and (z) Walkers, Cayman Islands counsel for the Borrower, in the form of Exhibit 4.1C;

(v) Closing Certificate. Certificate of the President or a Vice President of the Borrower as to the satisfaction of all conditions set forth in this Section 4.1;

(vi) Termination of Existing 364-Day Revolver Facility. Written acknowledgements as to the cancellation or termination of the Existing 364-Day Revolver Facility (with evidence of payment of all principal, interest, fees, expenses and other amounts outstanding or otherwise due thereunder);

(vii) Notes. Duly completed and executed Notes for each of the Lenders that has requested such Notes prior to the Effective Date as provided in Section 2.8(e); and

(viii) Other Information. Such materials and information as are reasonably necessary for each Lender to conduct know-your-customer due diligence.

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(b) Each of the representations and warranties of the Borrower and the other Loan Parties set forth herein and in the other Credit Documents shall be true and correct in all material respects as of the time of such Borrowing, except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date;

(c) No Default or Event of Default shall have occurred and be continuing; and

(d) Payment of all fees and all expenses incurred through the Effective Date then due and owing to the Administrative Agent, the Lenders, and the Joint Lead Arrangers pursuant to this Agreement and as otherwise agreed in writing by the Borrower.

Section 4.2. All Borrowings. The obligation of each Lender to make any advance of any Loan hereunder is subject to satisfaction of the following conditions precedent (but subject to Section 2.3(c)):

(a) Notices. The Administrative Agent shall have received the Borrowing Request required by the first sentence of Section 2.3(a);

(b) Warranties True and Correct. In the case of any advance or Borrowing that increases the aggregate amount of Loans outstanding after giving effect to such advance or Borrowing, each of the representations and warranties of the Borrower and the other Loan Parties set forth herein (other than, in the case of any such advances, Borrowing, issuances or increases occurring after the Effective Date, the representations and warranties set forth in Sections 5.4, 5.9, 5.15 and 5.16) and in the other Credit Documents (other than, in the case of any such advances, Borrowing, issuances or increases occurring after the Effective Date, those that relate to the representations and warranties set forth in Sections 5.4, 5.9, 5.15 and 5.16) shall be true and correct in all material respects as of the time of such advance or Borrowing, except as a result of the transactions permitted hereunder or thereunder and except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date;

(c) No Default. No Default or Event of Default shall have occurred and be continuing or would occur as a result of any such Borrowing; or

(d) Regulations T, U and X. The Borrowing to be made by the Borrower shall not result in the Borrower or any Lender being in non-compliance with or in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

Each acceptance by the Borrower of an advance of any Loan shall be deemed to be a representation and warranty by the Borrower on the date of such acceptance, that all conditions precedent to such Borrowing set forth in this Section 4.2 and in Section 4.1 with respect to the initial Borrowings hereunder have (except to the extent waived in accordance with the terms hereof) been satisfied or fulfilled unless the Borrower gives to the Administrative Agent and the Lenders written notice to the contrary, in which case none of the Lenders shall be required to fund or convert such Loans unless the Required Lenders shall have previously waived in writing such non-compliance.

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ARTICLE 5. REPRESENTATIONS AND WARRANTIES.

The Borrower represents and warrants to each Lender and the Administrative Agent as follows:

Section 5.1. Corporate Organization. Each of the Borrower, Holdings (at all times on and after the Redomestication Effective Date), and each other material Member of the Consolidated Group: (i) is duly organized and existing in good standing under the laws of the jurisdiction of its organization; (ii) has all necessary organizational power and authority to own the property and assets it uses in its business and otherwise to carry on its present business; and (iii) is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified or to be in good standing, as the case may be, would not have a Material Adverse Effect.

Section 5.2. Power and Authority; Validity. Each of the Borrower and any other Loan Parties has the organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary company action to authorize the execution, delivery and performance of such Credit Documents. Each of the Borrower and any other Loan Parties has duly executed and delivered each Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of the Borrower or such Loan Party, as the case may be, enforceable against it in accordance with its terms, subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and equitable principles.

Section 5.3. No Violation. Neither the execution, delivery or performance by the Borrower or any other Loan Party of the Credit Documents to which it is a party nor compliance by it with the terms and provisions thereof, nor the consummation by it of the transactions contemplated herein or therein, will (i) contravene in any material respect any applicable provision of any law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any term, covenant, condition or other provision of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien other than any Permitted Lien upon any of the property or assets of the Borrower or any other Member of the Consolidated Group under, the terms of any material contractual obligation to which the Borrower or any other Member of the Consolidated Group is a party or by which they or any of their properties or assets are bound or to which they may be subject, or (iii) violate or conflict with any provision of the memorandum of association and articles of association, charter, articles or certificate of incorporation, partnership or limited liability company agreement, by-laws, or other applicable governance documents of the Borrower or any other Member of the Consolidated Group.

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Section 5.4. Litigation. Except as may be described on Schedule 5.4, there are no actions, suits, proceedings or counterclaims (including, without limitation, derivative or injunctive actions) pending or, to the knowledge of the Borrower, threatened against the Borrower or any other Member of the Consolidated Group that are reasonably likely to have a Material Adverse Effect.

Section 5.5. Use of Proceeds; Margin Regulations.

(a) Use of Proceeds. The proceeds of the Loans shall only be used to refinance amounts outstanding on the Effective Date under the Existing 364-Day Revolver Facility, as a commercial paper backstop, for permitted investments and acquisitions, and for capital expenditures and other general corporate purposes of the Borrower and its Subsidiaries.

(b) Margin Stock. Neither the Borrower nor any other Member of the Consolidated Group is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock. No proceeds of the Loans will be used for a purpose which violates Regulations T, U or X of the Board of Governors of the Federal Reserve System. After application of the proceeds of the Loans and any acquisitions permitted hereunder, less than 25% of the assets of each of the Borrower and the other Members of the Consolidated Group consists of “margin stock” (as defined in Regulation U of the Board of Governors of the Federal Reserve System).

Section 5.6. Investment Company Act. Neither the Borrower nor any other Member of the Consolidated Group is an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

Section 5.7. True and Complete Disclosure. All factual information (taken as a whole) furnished by the Borrower or any other Member of the Consolidated Group in writing to the Administrative Agent or any Lender in connection with any Credit Document or the Confidential Information Memorandum or any transaction contemplated therein did not, as of the date such information was furnished (or, if such information expressly related to a specific date, as of such specific date), contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (taken as a whole), in light of the circumstances under which such information was furnished, not misleading, except for such statements, if any, as have been updated, corrected, supplemented, superseded or modified pursuant to a written correction or supplement furnished to the Lenders prior to the date of this Agreement.

Section 5.8. Financial Statements. The financial statements heretofore delivered to the Lenders for the Borrower’s fiscal year ending December 31, 2007, and for the Borrower’s fiscal quarter and year-to-date period ending September 30, 2008, have been prepared in accordance with GAAP applied on a basis consistent, except as otherwise noted therein, in accordance with GAAP, with the Borrower’s financial statements for the previous fiscal year. Such annual and quarterly financial statements fairly present in all material respects on a consolidated basis the financial position of the Borrower as of the dates thereof, and the results of operations for the

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periods indicated, subject in the case of interim financial statements, to normal year-end audit adjustments and omission of certain footnotes (as permitted by the SEC). As of the Effective Date, the Borrower and its Subsidiaries, considered as a whole, had no material contingent liabilities or material Indebtedness required under GAAP to be disclosed in a consolidated balance sheet of the Borrower that were not included in the financial statements referred to in this Section 5.8 or disclosed in the notes thereto or in writing to the Administrative Agent (with a written request to the Administrative Agent to distribute such disclosure to the Lenders) unless otherwise permitted under this Agreement.

Section 5.9. No Material Adverse Change. Except as may be described on Schedule 5.9, since September 30, 2008 there has occurred no event or effect with respect to the business, assets, operations or condition of the Borrower and its Subsidiaries, as reflected in its quarterly report on Form 10-Q filed with the SEC for the quarter ended September 30, 2008, that has had or could reasonably be expected to have a Material Adverse Effect.

Section 5.10. Taxes. The Borrower and all other Members of the Consolidated Group have filed all material tax returns required to be filed, whether in the United States or in any foreign jurisdiction, and have paid all governmental taxes, rates, assessments, fees, charges and levies (collectively, “Taxes”) shown to be due and payable on such returns or on any assessments made against the Borrower or such other Members of the Consolidated Group or any of their properties (other than any such assessments, fees, charges or levies that are not more than ninety (90) days past due, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings and for which reserves have been provided in conformity with GAAP, or which the failure to pay could not reasonably be expected to have a Material Adverse Effect).

Section 5.11. Consents. On the Effective Date, all material consents and approvals of, and filings and registrations with, and all other actions of, all governmental agencies, authorities or instrumentalities required to have been obtained or made by the Borrower in order to obtain the Loans hereunder have been or will have been obtained or made and are or will be in full force and effect.

Section 5.12. Insurance. The Borrower, Holdings (on and after the Redomestication Effective Date), and all other material Members of the Consolidated Group maintain in effect, with responsible insurance companies, including captive insurance companies, or through self-insurance, insurance against any loss or damage to all insurable property and assets owned by it, which insurance is of a character and in or in excess of such amounts as are customarily maintained by companies similarly situated and operating like property or assets (subject to self-insured retentions and deductibles), and insurance with respect to employers’ and public and product liability risks (subject to self-insured retentions and deductibles).

Section 5.13. Intellectual Property. The Borrower and all other Members of the Consolidated Group own or hold valid licenses to use all the patents, trademarks, permits, service marks, and trade names that are necessary to the operation of the business of the Borrower and all other Members of the Consolidated Group as presently conducted, except where the failure to own, or hold valid licenses to use, such patents, trademarks, permits, service marks, and trade names could not reasonably be expected to have a Material Adverse Effect.

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Section 5.14. Ownership of Property. The Borrower and all other Members of the Consolidated Group have good title to or a valid leasehold interest in all of their real property and good title to, or a valid leasehold interest in, all of their other property, subject to no Liens except Permitted Liens, except where the failure to have such title or leasehold interest in such property could not reasonably be expected to have a Material Adverse Effect.

Section 5.15. Existing Indebtedness. Schedule 5.15 contains a complete and accurate list of all Indebtedness outstanding as of the Effective Date, with respect to the Borrower and its Subsidiaries, in each case in a principal amount of $30,000,000 (or, if denominated in a currency other than U.S. Dollars, the Dollar Equivalent of $30,000,000) or more (other than the Obligations hereunder and Indebtedness permitted by Section 6.12(b) through (j)) and permitted by Section 6.12(a), in each case showing the aggregate principal amount thereof, the name of the respective borrower and any other entity which directly or indirectly guaranteed such Indebtedness, and the scheduled payments of such Indebtedness.

Section 5.16. Existing Liens. Schedule 5.16 contains a complete and accurate list of all Liens outstanding as of the Effective Date, with respect to the Borrower and its Subsidiaries where the Indebtedness or other obligations secured by such Lien is in a principal amount of $30,000,000 (or, if denominated in a currency other than U.S. Dollars, the Dollar Equivalent of $30,000,000) or more (other than the Liens permitted by Section 6.11(b) through (r)), and permitted by Section 6.11(a), in each case showing the name of the Person whose assets are subject to such Lien, the aggregate principal amount of the Indebtedness secured thereby, and a description of the Agreements or other instruments creating, granting, or otherwise giving rise to such Lien.

Section 5.17. Solvency. Each Loan Party is, and after giving effect to the Redomestication Transactions, the Holdings Guaranty, any other Guaranties given by any Loan Parties in respect of this Agreement, the Five-Year Revolver Agreement, the Term Credit Agreement, and the Indebtedness issued under the Indentures, and any Subsidiary Guaranty, will be and will continue to be, when taken together with their respective Subsidiaries, Solvent.

Section 5.18. Employee Benefit Plan. The Borrower and each other Member of the Consolidated Group and each of their respective ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the Code and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan except for any such non-compliance or non-performance which could not reasonably be expected to result in a Material Adverse Effect. No liability to the PBGC (other than required premium payments), the U.S. Internal Revenue Service, any Employee Benefit Plan or any trust established under Title IV of ERISA has been or is expected to be incurred by the Borrower or any other Member of the Consolidated Group or any of their ERISA Affiliates with respect to any Employee Benefit Plan, except for any such liability which could not reasonably be expected to result in a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur which could

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reasonably be expected to result in a Material Adverse Effect. No Plan has Unfunded Vested Liabilities which could reasonably be expected to result in a Material Adverse Effect. As of the most recent valuation date for each Multiemployer Plan, the potential liability of the Borrower and the other Members of the Consolidated Group and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, could not reasonably be expected to result in a Material Adverse Effect. The Borrower and each other Member of the Consolidated Group and each of their ERISA Affiliates have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in material “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan, except for any such non-compliance which could not reasonably be expected to result in a Material Adverse Effect.

Section 5.19. OFAC. Neither the Borrower nor any other Member of the Consolidated Group (i) is a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order (a “Prohibited Person”), or (ii) will knowingly use any proceeds of the Loans, directly or indirectly, (a) to support activities in any country subject to a comprehensive sanctions program administered by the Office of Foreign Assets Control (“OFAC”) where such activities would be in violation of the sanctions program, or (b) to conduct business with a Prohibited Person or any individual or entity controlled by a Prohibited Person.

Section 5.20. Compliance with Certain Laws. The Borrower and each other Member of the Consolidated Group is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto as if such statute, regulations, legislation, or order applied in full to the Borrower and each other Member of the Consolidated Group, and (ii) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001) and its implementing regulations as if such statute and regulations applied in full to the Borrower and each other Member of the Consolidated Group. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

Section 5.21. Redomestication. At such time as the Redomestication Transactions shall be consummated, (i) the conditions to the consummation of the Redomestication Transactions as provided in the Redomestication Merger Agreement and Redomestication Schemes of Arrangement shall have been satisfied as of such time (other than any such conditions waived by the parties thereto where such waiver would not be adverse to the interests of the Lenders in any material respects), (ii) such Redomestication Transactions shall have been consummated in accordance with the terms of the Redomestication Merger Agreement and Redomestication Schemes of Arrangement and in compliance, in all material respects with all applicable laws,

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regulations and governmental and judicial approvals (including, without limitation, the court orders sanctioning the Redomestication Transactions obtained from the Grand Court of the Cayman Islands), and (iii) such consummation of the Redomestication Transactions shall not have resulted in or caused to have occurred any Default or Event of Default, or any breach or default under the terms of the Indentures, the Five-Year Revolver Agreement, the Term Credit Agreement, or any other indenture, credit or loan agreement, lease, or other financing agreement evidencing or governing any other Material Indebtedness, or other material contract or agreement of the Borrower or its Subsidiaries the breach or default of which could reasonably be expected to have a Material Adverse Effect.

ARTICLE 6. COVENANTS.

Each of the Borrower and, on and after the Redomestication Effective Date, Holdings, covenants and agrees that, so long as any Loan, Note or Commitment is outstanding hereunder, or any other Obligation is due and payable hereunder:

Section 6.1. Corporate Existence. Each of the Borrower, Holdings (on and after the Redomestication Effective Date), and all other material Members of the Consolidated Group will preserve and maintain its organizational existence, except (i) for the dissolution of any material Subsidiaries of the Borrower whose assets are transferred to the Borrower or any of its Subsidiaries, (ii) for mergers and other or other business combinations permitted under Section 6.10, and mergers or other business combinations of any Subsidiary of the Borrower with or into the Borrower or another Subsidiary of the Borrower, (iii) where the failure to preserve, renew or keep in full force and effect the existence of any Subsidiary of the Borrower could not reasonably be expected to have a Material Adverse Effect, or (iv) as otherwise expressly permitted in this Agreement.

Section 6.2. Maintenance. Each of the Borrower, Holdings (on and after the Redomestication Effective Date), and all other material Members of the Consolidated Group will maintain, preserve and keep its properties and equipment necessary to the proper conduct of its business in reasonably good repair, working order and condition (normal wear and tear excepted) and will from time to time make all reasonably necessary repairs, renewals, replacements, additions and betterments thereto so that at all times such properties and equipment are reasonably preserved and maintained, in each case with such exceptions as could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; provided, however, that nothing in this Section 6.2 shall prevent the Borrower, Holdings (on and after the Redomestication Effective Date), or any other material Members of the Consolidated Group from discontinuing the operation or maintenance of any such properties or equipment if such discontinuance is, in the judgment of the Borrower, Holdings (on and after the Redomestication Effective Date), or any other material Members of the Consolidated Group, as applicable, desirable in the conduct of its business.

Section 6.3. Taxes. Each of the Borrower and the other Members of the Consolidated Group will duly pay and discharge all Taxes upon or against it or its properties within ninety (90) days after becoming due or, if later, prior to the date on which penalties are imposed for such unpaid Taxes, unless and to the extent that (i) the same is being contested in good faith and by

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appropriate proceedings and reserves have been established in conformity with GAAP, or (ii) the failure to effect such payment or discharge could not reasonably be expected to have a Material Adverse Effect.

Section 6.4. ERISA. Each of the Borrower and the other Members of the Consolidated Group will timely pay and discharge all obligations and liabilities arising under ERISA or otherwise with respect to each Plan of a character which if unpaid or unperformed might result in the imposition of a material Lien against any properties or assets of the Borrower, Holdings (on or after the Redomestication Effective Date), or any other material Member of the Consolidated Group and will promptly notify the Administrative Agent upon an officer of the Borrower or Holdings (on or after the Redomestication Effective Date) becoming aware thereof, of (i) the occurrence of any reportable event (as defined in ERISA) relating to a Plan (other than a multi-employer plan, as defined in ERISA), so long as the event thereunder could reasonably be expected to have a Material Adverse Effect, other than any such event with respect to which the PBGC has waived notice by regulation; (ii) receipt of any notice from PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor; (iii) the intention of the Borrower or any other Member of the Consolidated Group to terminate or withdraw from any Plan if such termination or withdrawal would result in liability under Title IV of ERISA, unless such termination or withdrawal could not reasonably be expected to have a Material Adverse Effect; and (iv) the receipt by the Borrower or any other Members of the Consolidated Group of notice of the occurrence of any event that could reasonably be expected to result in the incurrence of any liability (other than for benefits), fine or penalty to the Borrower or any other Members of the Consolidated Group, or any plan amendment that could reasonably be expected to increase the contingent liability of the Borrower and any other Members of the Consolidated Group, taken as a whole, in either case in connection with any post-retirement benefit under a welfare plan (subject to ERISA), unless such event or amendment could not reasonably be expected to have a Material Adverse Effect. The Borrower will also promptly notify the Administrative Agent of (i) any material contributions to any Foreign Plan that have not been made by the required due date for such contribution if such default could reasonably be expected to have a Material Adverse Effect; (ii) any Foreign Plan that is not funded to the extent required by the law of the jurisdiction whose law governs such Foreign Plan based on the actuarial assumptions reasonably used at any time if such underfunding (together with any penalties likely to result) could reasonably be expected to have a Material Adverse Effect, and (iii) any material change anticipated to any Foreign Plan that could reasonably be expected to have a Material Adverse Effect.

Section 6.5. Insurance. Each of the Borrower, Holdings (on or after the Redomestication Effective Date), and all other material Members of the Consolidated Group will maintain or cause to be maintained, with responsible insurance companies, including captive insurance companies, or through self-insurance, insurance against any loss or damage to all insurable property and assets owned by it, such insurance to be of a character and in or in excess of such amounts as are customarily maintained by companies similarly situated and operating like property or assets (subject to self-insured retentions and deductibles) and will (subject to self-insured retentions and deductibles) maintain or cause to be maintained insurance with respect to employers’ and public and product liability risks.

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Section 6.6. Financial Reports and Other Information.

(a) Periodic Financial Statements and Other Documents. The Borrower, the other Members of the Consolidated Group, and any SPVs will maintain a system of accounting in such manner as will enable preparation of financial statements in accordance with GAAP and will furnish to the Lenders and their respective authorized representatives such information about the business and financial condition of the Borrower, the other Members of the Consolidated Group, and any SPVs as any Lender may reasonably request; and, without any request, the Borrower will furnish or cause to be furnished to the Administrative Agent:

(i) not later than the earlier of (x) sixty (60) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower or, after the Redomestication Effective Date, Holdings, and (y) five (5) days after the date the Borrower or, after the Redomestication Effective Date, Holdings, is required to file with the SEC its report on Form 10-Q with respect to each of such fiscal quarters, the consolidated balance sheet of the Consolidated Group as at the end of such fiscal quarter and the related consolidated statements of income and retained earnings and of cash flows for such fiscal quarter and for the portion of the fiscal year ended with the last day of such fiscal quarter, all of which shall be in reasonable detail or in the form filed with the SEC, and certified by the chief financial officer of the Borrower or, after the Redomestication Effective Date, Holdings, that they fairly present the financial condition of the Consolidated Group as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated and that they have been prepared in accordance with GAAP, in each case, subject to normal year-end audit adjustments and the omission of any footnotes as permitted by the SEC (publicly filing the Borrower’s or, after the Redomestication Effective Date, Holdings’, Form 10-Q with the SEC in any event will satisfy the requirements of this subsection subject to Section 6.6(b) and shall be deemed furnished and delivered on the date such information has been posted on the SEC website accessible through http://www.sec.gov/edgar/searchedgar/webusers.htm or such successor webpage of the SEC thereto));

(ii) not later than the earlier of (x) one hundred twenty (120) days after the end of each fiscal year of the Borrower or, after the Redomestication Effective Date, Holdings, and (y) five (5) days after the date the Borrower or, after the Redomestication Effective Date, Holdings, is required to file with the SEC its report on Form 10-K with respect to such fiscal year, the consolidated balance sheet of the Consolidated Group as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year and setting forth consolidated comparative figures as of the end of and for the preceding fiscal year, audited by an independent nationally-recognized accounting firm and in the form filed with the SEC (publicly filing the Borrower’s or, after the Redomestication Effective Date, Holdings’, Form 10-K with the SEC in any event will satisfy the requirements of this subsection subject to Section 6.6(b) and shall be deemed furnished and delivered on the date such information has been posted on the SEC website accessible through http://www.sec.gov/edgar/searchedgar/webusers.htm or such successor webpage of the SEC thereto));

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(iii) commencing with fiscal year 2009, to the extent actually prepared and approved by the Borrower’s or, after the Redomestication Effective Date, Holdings’, board of directors, a projection of the Consolidated Group’s consolidated balance sheet and consolidated income, retained earnings and cash flows for the current fiscal year showing such projected budget for each fiscal quarter ending during such year; and

(iv) within ten (10) days after the sending or filing thereof, copies of all financial statements, projections, documents and other communications that the Borrower or, after the Redomestication Effective Date, Holdings, sends to its stockholders generally or publicly files with the SEC or any similar governmental authority (and is publicly available); provided that publicly filing such documents with the SEC in any event will satisfy the requirements of this subsection subject to Section 6.6(b) and shall be deemed furnished and delivered on the date such information has been posted on the SEC website accessible through http://www.sec.gov/edgar/searchedgar/webusers.htm or such successor webpage of the SEC thereto.

The Administrative Agent will forward promptly to the Lenders the information provided to the Administrative Agent pursuant to (i) through (iv) above.

(b) Compliance Certificates. Within the respective time periods set forth in subsections (i) and (ii) of Section 6.6(a) for furnishing financial statements, the Borrower shall deliver or cause to be delivered (i) additional information setting forth calculations excluding the effects of any SPVs and containing such calculations for any SPVs as reasonably requested by the Administrative Agent, and (ii) (x) a written certificate signed by the Borrower’s or, after the Redomestication Effective Date, Holdings’, chief financial officer (or other financial officer of the Borrower or, after the Redomestication Effective Date, Holdings), in his or her capacity as such, to the effect that no Default or Event of Default then exists or, if any such Default or Event of Default exists as of the date of such certificate, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Borrower or any other Member of the Consolidated Group to remedy the same, and (y) a Compliance Certificate in the form of Exhibit 6.6 showing compliance with certain of the covenants (to the extent then applicable) set forth herein.

(c) Reserved.

(d) Notice of Events Relating to Environmental Laws and Claims. Promptly after any officer of the Borrower or, after the Redomestication Effective Date, any officer of the Borrower or Holdings, obtains knowledge of any of the following, the Borrower will provide or cause to be provided to the Administrative Agent written notice in reasonable detail of any of the following that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect:

(i) any pending or threatened Environmental Claim against the Borrower or any other Member of the Consolidated Group or any SPV or any property owned or operated by the Borrower or any other Member of the Consolidated Group or any SPV;

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(ii) any condition or occurrence on any property owned or operated by the Borrower or any other Member of the Consolidated Group or any SPV that results in noncompliance by the Borrower or any other Member of the Consolidated Group or any SPV with any Environmental Law; and

(iii) the taking of any material remedial action in response to the actual or alleged presence of any Hazardous Material on any property owned or operated by the Borrower or any other Member of the Consolidated Group or any SPV other than in the ordinary course of business.

(e) Notices of Default, Litigation, Etc. The Borrower will promptly, and in any event within five (5) Business Days, after an officer of the Borrower or, after the Redomestication Effective Date, any officer of the Borrower or Holdings, has knowledge thereof, give or cause to be given written notice to the Administrative Agent of (who will in turn provide notice to the Lenders of): (i) the occurrence of any Default or Event of Default; (ii) any litigation or governmental proceeding of the type described in Section 5.4; (iii) any circumstance that has had or could reasonably be expected to have a Material Adverse Effect; (iv) the occurrence of any event which has resulted in a breach of, or is reasonably expected to result in a breach of, Section 6.18; and (v) any notice received by it or any other Member of the Consolidated Group or any SPV from the holder(s) of Indebtedness of the Borrower or any other Member of the Consolidated Group or any SPV in an amount which, in the aggregate, exceeds $75,000,000 (or, if denominated in a currency other than U.S. Dollars, the Dollar Equivalent of $75,000,000), where such notice states or claims the existence or occurrence of any default or event of default with respect to such Indebtedness under the terms of any indenture, loan or credit agreement, debenture, note, or other document evidencing or governing such Indebtedness.

Section 6.7. Lender Inspection Rights. Upon reasonable notice from the Administrative Agent or any Lender, the Borrower and, after the Redomestication Effective Date, Holdings, will permit the Administrative Agent or any Lender (and such Persons as the Administrative Agent or such Lender may reasonably designate) during normal business hours at such entity’s sole expense unless a Default or Event of Default shall have occurred and be continuing, in which event at the Borrower’s expense, to visit and inspect any of the properties of the Borrower or any other Member of the Consolidated Group, to examine all of their books and records, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Borrower and, after the Redomestication Effective Date, Holdings, authorizes such accountants to discuss with the Administrative Agent and any Lender (and such Persons as the Administrative Agent or such Lender may reasonably designate) the affairs, finances and accounts of the Borrower and all other Members of the Consolidated Group), all as often, and to such extent, as may be reasonably requested. The chief financial officer of the Borrower and, after the Redomestication Effective Date, Holdings, and/or his or her designee shall be afforded the opportunity to be present at any meeting of the Administrative Agent or the Lenders and such accountants. The Administrative Agent agrees to use reasonable efforts to minimize, to the extent practicable, the number of separate requests from the Lenders to exercise their rights under this Section 6.7 and/or Section 6.6 and to coordinate the exercise by the Lenders of such rights.

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Section 6.8. Conduct of Business. The Borrower and all other Members of the Consolidated Group will at all times remain primarily engaged in (i) the contract drilling business, and the provision of turnkey drilling services, (ii) the provision of services to the energy industry, (iii) other existing businesses described in the Borrower’s quarterly reports on Form 10-Q filed with the SEC for the quarter ended September 30, 2008, including without limitation, the oil and gas exploration and production business, or (iv) any related businesses (each a “Permitted Business”).

Section 6.9. Use of Proceeds; Margin Regulations.

(a) Use of Proceeds. The proceeds of the Loans shall only be used to refinance amounts outstanding on the Effective Date under the Existing Credit Facility, as a commercial paper backstop, for permitted investments and acquisitions, and for capital expenditures and other general corporate purposes of the Consolidated Group.

(b) Margin Stock. Neither the Borrower nor any other Member of the Consolidated Group shall engage in the business of extending credit for the purpose of purchasing or carrying margin stock. No proceeds of the Loans will be used for a purpose which violates Regulations T, U or X of the Board of Governors of the Federal Reserve System. After application of the proceeds of the Loans less than 25% of the assets of each of the Borrower and the other Members of the Consolidated Group will consist of “margin stock” (as defined in Regulation U of the Board of Governors of the Federal Reserve System).

Section 6.10. Restrictions on Fundamental Changes. Other than in connection with the Redomestication Transactions, neither the Borrower nor, after the Redomestication Effective Date, Holdings, shall merge, consolidate, amalgamate or complete a scheme of arrangement with any other Person, or cause or permit any dissolution of the Borrower or, after the Redomestication Effective Date, Holdings, or liquidation of its assets, or sell, transfer or otherwise dispose of all or substantially all of the Borrower’s or, after the Redomestication Effective Date, Holdings’, assets, except that:

(a) The Borrower may merge into, or consolidate, amalgamate or complete a scheme of arrangement with, any other Person if upon the consummation of any such merger, consolidation, amalgamation or scheme of arrangement (x) the Borrower is the surviving Person to any such merger, consolidation, amalgamation or scheme of arrangement, or (y) the surviving Person (I) is organized under the laws of a Permitted Jurisdiction, (II) shall assume all obligations of the Borrower under this Agreement and the other Credit Documents pursuant to an assumption agreement in form and substance reasonably satisfactory to the Administrative Agent, and (III) shall deliver or cause to be delivered to the Administrative Agent with respect to such transactions and assumption agreement, certificates, opinions and other documents of the types described in Section 6.19(b), all in form and substance reasonably satisfactory to the Administrative Agent;

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(b) Holdings may merge into, or consolidate, amalgamate or complete a scheme of arrangement with, any other Person if upon the consummation of any such merger, consolidation, amalgamation or scheme of arrangement (x) Holdings is the surviving Person to any such merger, consolidation, amalgamation or scheme of arrangement, or (y) the surviving Person (I) is organized under the laws of a Permitted Jurisdiction, (II) shall assume all obligations of Holdings under the Holdings Guaranty pursuant to an assumption agreement, or pursuant to a new Guaranty, in each case in form and substance reasonably satisfactory to the Administrative Agent, and (III) shall deliver or cause to be delivered to the Administrative Agent with respect to such transactions and agreements, certificates, opinions and other documents of the types described in Section 6.19(b), all in form and substance reasonably satisfactory to the Administrative Agent;

(c) The Borrower may sell or transfer all or substantially all of its assets (including stock in its Subsidiaries) to any Person if such Person is a Subsidiary of the Borrower (or a Person who will contemporaneously therewith become a Subsidiary of the Borrower); and

(d) Holdings may sell or transfer all or substantially all of its assets (including stock in its Subsidiaries) to any Person if such Person is a Subsidiary of Holdings (or a Person who will contemporaneously therewith become a Subsidiary of Holdings);

provided in the case of any transaction described in the preceding clauses (a) through (d), no Default or Event of Default shall exist immediately prior to, or after giving effect to, such transaction.

Section 6.11. Liens. The Borrower and the other Members of the Consolidated Group shall not create, incur, assume or suffer to exist any Lien of any kind on any property or asset of any kind of the Borrower or such other Member of the Consolidated Group, except the following (collectively, the “Permitted Liens”):

(a) Liens existing on the Effective Date (each such Lien, to the extent it secures Indebtedness or other obligations in an aggregate amount of $30,000,000 (or, if denominated in a currency other than U.S. Dollars, the Dollar Equivalent of $30,000,000) or more, being described on Schedule 5.16 attached hereto);

(b) Liens arising in the ordinary course of business by operation of law, deposits, pledges or other Liens in connection with workers’ compensation, unemployment insurance, old age benefits, social security obligations, taxes, assessments, public or statutory obligations or other similar charges, good faith deposits, pledges or other Liens in connection with (or to obtain letters of credit in connection with) bids, performance, return-of-money or payment bonds, contracts or leases to which the Borrower or any other Members of the Consolidated Group are parties or other deposits required to be made in the ordinary course of business; provided that in each case the obligation secured is not for Indebtedness for borrowed money and is not overdue or, if overdue, is being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor;

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(c) mechanics’, workmen’s, materialmen’s, landlords’, carriers’, maritime or other similar Liens arising in the ordinary course of business (or deposits to obtain the release of such Liens) related to obligations not overdue for more than thirty (30) days if such Liens arise with respect to domestic assets and for more than ninety (90) days if such Liens arise with respect to foreign assets, or, if so overdue, that are being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor, or if such Liens otherwise could not reasonably be expected to have a Material Adverse Effect;

(d) Liens for Taxes not more than ninety (90) days past due or which can thereafter be paid without penalty or which are being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor, or if such Liens otherwise could not reasonably be expected to have a Material Adverse Effect;

(e) Liens imposed by ERISA (or comparable foreign laws) which are being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor, or if such Liens otherwise could not reasonably be expected to have a Material Adverse Effect;

(f) Liens arising out of judgments or awards against the Borrower or any other Member of the Consolidated Group, or in connection with surety or appeal bonds or the like in connection with bonding such judgments or awards, the time for appeal from which or petition for rehearing of which shall not have expired or for which the Borrower or such other Member of the Consolidated Group shall be prosecuting on appeal or proceeding for review, and for which it shall have obtained (within thirty (30) days with respect to a judgment or award rendered in the United States or within sixty (60) days with respect to a judgment or award rendered in a foreign jurisdiction after entry of such judgment or award or expiration of any previous such stay, as applicable) a stay of execution or the like pending such appeal or proceeding for review; provided, that the aggregate amount of uninsured or underinsured liabilities (net of customary deductibles, and including interest, costs, fees and penalties, if any) of the Borrower and the other Members of the Consolidated Group secured by such Liens shall not exceed the Dollar Equivalent of $125,000,000 at any one time outstanding;

(g) Liens on fixed or capital assets acquired, constructed, improved, altered or repaired by the Borrower or any other Member of the Consolidated Group and related contracts, intangibles and other assets that are incidental thereto (including accessions thereto and replacements thereof) or otherwise arise therefrom; provided that (i) such Liens secure Indebtedness otherwise permitted by this Agreement, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 365 days after such acquisition or the later of the completion of such construction, improvement, alteration or repair or the date of commercial operation of the assets constructed, improved, altered or repaired, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing, improving, altering or repairing such fixed or capital assets, as the case may be, and (iv) such Lien shall not apply to any other property or assets of the Borrower or any other Member of the Consolidated Group;

(h) Liens securing Interest Rate Protection Agreements or foreign exchange hedging obligations incurred in the ordinary course of business and not for speculative purposes;

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(i) Liens on property existing at the time such property is acquired by the Borrower or any other Member of the Consolidated Group and not created in contemplation of such acquisition (or on repairs, renewals, replacements, additions, accessions and betterments thereto), and Liens on the assets of any Person at the time such Person becomes a Member of the Consolidated Group and not created in contemplation of such Person becoming a Member of the Consolidated Group (or on repairs, renewals, replacements, additions, accessions and betterments thereto;

(j) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in the foregoing subsections (a) through (i), provided, however, that the principal amount of Indebtedness secured thereby does not exceed the principal amount secured at the time of such extension, renewal or replacement (other than amounts incurred to pay costs of such extension, renewal or replacement), and that such extension, renewal or replacement is limited to the property already subject to the Lien so extended, renewed or replaced (together with accessions and improvements thereto and replacements thereof);

(k) rights reserved to or vested in any municipality or governmental, statutory or public authority by the terms of any right, power, franchise, grant, license or permit, or by any provision of law, to terminate such right, power, franchise, grant, license or permit or to purchase, condemn, expropriate or recapture or to designate a purchaser of any of the property of a Person;

(l) rights reserved to or vested in any municipality or governmental, statutory or public authority to control, regulate or use any property of a Person;

(m) rights of a common owner of any interest in property held by a Person and such common owner as tenants in common or through other common ownership;

(n) encumbrances (other than to secure the payment of Indebtedness), easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any property or rights-of-way of a Person for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines, removal of gas, oil, coal, metals, steam, minerals, timber or other natural resources, and other like purposes, or for the joint or common use of real property, rights-of-way, facilities or equipment, or defects, irregularity and deficiencies in title of any property or rights-of-way;

(o) Liens created by or resulting from zoning, planning and environmental laws and ordinances and municipal regulations;

(p) Liens created or evidenced by or resulting from financing statements filed by lessors of property (but only with respect to the property so leased);

(q) Liens on property securing Non-recourse Debt;

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(r) Liens on the stock or assets of SPVs;

(s) other Liens created in connection with securitization programs, if any, of the Borrower and the other Members of the Consolidated Group;

(t) Liens on the drillships and related assets securing the Angolan Debt, the Pacific Drilling Debt, and the Petrobras Lease;

(u) Liens securing Indebtedness or other obligations (i) of the Borrower in favor of any wholly owned Subsidiary of the Borrower, (ii) of any wholly owned Subsidiary of the Borrower in favor of the Borrower or another wholly owned Subsidiary of the Borrower, (iii) after the Redomestication Effective Date, of any wholly owned Subsidiary of Holdings in favor of Holdings or another wholly owned Subsidiary of Holdings, or (iv) after the Redomestication Effective Date, of Holdings in favor of any wholly owned Subsidiary of Holdings; and

(v) Liens (not otherwise permitted by this Section 6.11) securing Indebtedness (or other obligations) not exceeding at the time of incurrence thereof (together with all such other Liens securing Indebtedness (or other obligations) outstanding pursuant to this clause (v) at such time) ten percent (10%) of Consolidated Tangible Net Worth.

Section 6.12. Subsidiary Indebtedness. The Borrower shall not permit its Subsidiaries or, on or after the Redomestication Effective Date, any Subsidiary of Holdings (other than the Borrower), to incur, assume or suffer to exist any Indebtedness, except:

(a) existing Indebtedness outstanding on the Effective Date (such Indebtedness, to the extent the principal amount thereof is $30,000,000 (or, if denominated in a currency other than U.S. Dollars, the Dollar Equivalent of $30,000,000) or more, being described on Schedule 5.15 attached hereto), and any subsequent extensions, renewals or refinancings thereof (i) so long as such Indebtedness is not increased in amount (other than amounts incurred to pay costs of such extension, renewal or refinancing), the scheduled maturity date thereof (if prior to the Maturity Date) is not accelerated, the interest rate per annum applicable thereto is not increased, any scheduled amortization of principal thereunder prior to the Maturity Date is not shortened and the payments thereunder are not increased, or (ii) such extensions, renewals or refinancings are otherwise expressly permitted by, and are effected pursuant to, another clause in this Section 6.12 (other than clause (l) hereof);

(b) Indebtedness under the Credit Documents;

(c) intercompany loans and advances to the Borrower or other Members of the Consolidated Group, and intercompany loans and advances from any of such other Members of the Consolidated Group or SPVs to the Borrower or any other Members of the Consolidated Group;

(d) Indebtedness under any Interest Rate Protection Agreements and any Currency Rate Protection Agreements;

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(e) Indebtedness (i) under unsecured lines of credit for overdrafts or for working capital purposes in foreign countries with financial institutions, and (ii) arising from the honoring by a bank or other Person of a check, draft or similar instrument inadvertently drawing against insufficient funds, all such Indebtedness not to exceed the Dollar Equivalent of $300,000,000 in the aggregate at any time outstanding, provided that amounts under overdraft lines of credit or outstanding as a result of drawings against insufficient funds shall be outstanding for one (1) Business Day before being included in such aggregate amount;

(f) Indebtedness of a Person existing at the time such Person becomes a Member of the Consolidated Group or is merged, consolidated or amalgamated with or into the Borrower or any other Member of the Consolidated Group and not incurred in contemplation of such transaction, and extensions, renewals or refinancings thereof that do not increase the amount of such Indebtedness (other than amounts included to pay costs of such extension, renewal or refinancing);

(g) Indebtedness (i) under Performance Guaranties and Performance Letters of Credit, and (ii) with respect to letters of credit issued in the ordinary course of business;

(h) Indebtedness created in connection with securitization programs, if any;

(i) Indebtedness (not otherwise permitted under any other clause of this Section 6.12) in an aggregate principal amount outstanding for all Subsidiaries not exceeding at the time of incurrence thereof (together with all such other Indebtedness outstanding pursuant to this clause (i) at such time) ten percent (10%) of Consolidated Net Assets (the “Subsidiary Debt Basket Amount”);

(j) other Indebtedness of a Subsidiary not otherwise permitted under any other clause of this Section 6.12 so long as such Subsidiary has in force a Subsidiary Guaranty in substantially the form of Exhibit 6.12, provided that such Subsidiary Guaranty shall contain a provision that such Subsidiary Guaranty and all obligations thereunder of the Guarantor party thereto shall be terminated upon delivery to the Administrative Agent by the Borrower of a certificate stating that (x) the aggregate principal amount of Indebtedness of all Subsidiaries outstanding pursuant to the preceding clause (i) and this clause (j) is equal to or less than the Subsidiary Debt Basket Amount, and (y) no Default or Event of Default has occurred and is continuing;

(k) Indebtedness created in respect of the Angolan Debt, the Pacific Drilling Debt, and the Petrobras Lease; and

(l) Extensions, renewals or replacements of Indebtedness permitted by this Section 6.12 that do not increase the amount of such Indebtedness (other than amounts incurred to pay costs of such extension, renewal or refinancing).

Section 6.13. Use of Property and Facilities; Environmental Laws. The Borrower and the other Members of the Consolidated Group shall comply in all material respects with all Environmental Laws applicable to or affecting the properties or business operations of the Borrower or any other Member of the Consolidated Group of the Borrower, where the failure to comply could reasonably be expected to have a Material Adverse Effect.

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Section 6.14. Transactions with Affiliates. Except as otherwise specifically permitted herein, or as described on Schedule 6.14, the Borrower and the other Members of the Consolidated Group shall not (except pursuant to contracts outstanding as of (i) with respect to the Borrower, the Effective Date or (ii) with respect to any other Member of the Consolidated Group, the Effective Date or, if later, the date such Person first became a Member of the Consolidated Group, including, without limitation, any Employee Benefit Plans or related trusts), enter into or engage in any material transaction or arrangement or series of related transactions or arrangements which in the aggregate would be material with any Controlling Affiliate (other than the Borrower or any other Member of the Consolidated Group), including without limitation, the purchase from, sale to or exchange of property with, any merger, consolidation, or amalgamation with or into, or the rendering of any service by or for, any Controlling Affiliate (other than the Borrower or any other Member of the Consolidated Group), except pursuant to the requirements of the Borrower’s or such other Member’s business and unless such transaction or arrangement or series of related transactions or arrangements, taken as a whole, are no less favorable to the Borrower or such other Member of the Consolidated Group than would be obtained in an arms’ length transaction with a Person not a Controlling Affiliate (other than the Borrower or any other Member of the Consolidated Group).

Section 6.15. Sale and Leaseback Transactions. Neither the Borrower nor, on or after the Redomestication Effective Date, Holdings will, or will permit any of its Subsidiaries to, enter into, assume, or suffer to exist any Sale-Leaseback Transaction, except any such transaction that may be entered into, assumed or suffered to exist without violating any other provision of this Agreement, including without limitation, Section 6.18.

Section 6.16. Compliance with Laws. Without limiting any of the other covenants in this Article 6, the Borrower and the other Members of the Consolidated Group shall conduct their business, and otherwise be, in compliance with all applicable laws, regulations, ordinances and orders of any governmental or judicial authorities; provided, however, that this Section 6.16 shall not require the Borrower or any other Member of the Consolidated Group to comply with any such law, regulation, ordinance or order if (x) it shall be contesting such law, regulation, ordinance or order in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor, or (y) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

Section 6.17. [Intentionally Omitted].

Section 6.18. Leverage Ratio. The Consolidated Group will maintain, as of the end of each fiscal quarter of the Borrower or, on or after the Redomestication Effective Date, Holdings, through September 30, 2009, a Leverage Ratio no greater than 3.00:1.00.

Section 6.19. Redomestication.

(a) If the Borrower elects to consummate the Redomestication Transactions, the

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Borrower (i) shall cause such Redomestication Transactions to be consummated substantially in accordance with the Redomestication Merger Agreement and Redomestication Schemes of Arrangement (without any waiver of the conditions provided therein where such waiver would be adverse to the interests of the Lenders in any material respects) and in compliance in all material respects with all applicable laws, regulations and governmental and judicial approvals (including, without limitation, the court orders sanctioning the Redomestication Transactions obtained from the Grand Court of the Cayman Islands), and (ii) shall not effect the consummation of the Redomestication Transactions if such consummation would result in or cause to occur any Default or Event of Default or any breach or default under the terms of the Five-Year Revolver Agreement, the Term Credit Agreement, the Indentures, or any other indentures, credit or loan agreements, leases or other financing agreements in respect of any Material Indebtedness, or other agreements the breach or default of which could reasonably be expected to have a Material Adverse Effect.

(b) Upon or prior to consummation of the Redomestication Transactions, the Borrower shall deliver or cause to be delivered the following agreements and documents to the Administrative Agent (including by facsimile or other electronic means), all in form and substance reasonably satisfactory to the Administrative Agent and the Arrangers and in sufficient number of signed counterparts, where applicable, to provide one for each Lender:

(i) the Holdings Guaranty;

(ii) certificates of the Secretary or Assistant Secretary of Holdings containing specimen signatures of the persons authorized to execute and deliver the Holdings Guaranty on behalf of Holdings, together with (x) copies of resolutions of the board of directors or comparable body of Holdings authorizing the execution and delivery of the Holdings Guaranty, (y) copies of Holdings’ organizational and other governance documents, and (z) a certificate of incorporation or other governmental registration or filing made in respect of the incorporation or formation of Holdings;

(iii) copies of any necessary governmental or third party approvals, registrations or filings in respect of the Holdings Guaranty;

(iv) opinions of counsel reasonably satisfactory to the Administrative Agent and the Joint Arrangers in respect of the Borrower, Holdings, the Redomestication Transactions, and the Holdings Guaranty from (w) Baker Botts L.L.P., New York counsel for the Borrower and Holdings, (x) the General Counsel or an Associate General Counsel of the Borrower and, upon consummation of the Redomestication Transactions, Holdings, (y) Walkers, Cayman Islands counsel for the Borrower and Transocean-Acquisition, and (z) Homburger AG, Swiss counsel for Holdings;

(v) a certificate of the President or Vice President of the Borrower as to the consummation of the Redomestication Transactions in compliance with the provisions of Section 5.21 and this Section 6.19, and the absence of any Default or Event of Default at the time of, and after giving effect to, the Redomestication Transactions;

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(vi) copies of the court orders of the Grand Court of the Cayman Islands sanctioning the consummation of the Redomestication Transactions in accordance with the terms of the Redomestication Merger Agreement and Redomestication Schemes of Arrangement;

(vii) Copies of amendments, or amendments and restatements, of the Five-Year Revolver Agreement and Term Credit Agreement that, among other modifications, permit the Redomestication Transactions to be consummated without causing or resulting in an “Event of Default” under such Five-Year Revolver Agreement or Term Credit Agreement; and

(viii) copies of such other existing agreements and documents in respect of the Redomestication Transactions as the Administrative Agent may reasonably request.

ARTICLE 7. EVENTS OF DEFAULT AND REMEDIES.

Section 7.1. Events of Default. Any one or more of the following shall constitute an Event of Default:

(a) default by the Borrower in the payment of any principal amount of any Loan or any interest thereon, or any fees payable hereunder, within three (3) Business Days following the date when due;

(b) default in the observance or performance of any covenant set forth in Sections 6.10, 6.11, or 6.18;

(c) default by the Borrower or any other Loan Party in the observance or performance of any provision hereof or of any other Credit Document not mentioned in clauses (a) or (b) above, which is not remedied within thirty (30) days after notice thereof to the Borrower by the Administrative Agent;

(d) any representation or warranty made or deemed made herein, in any other Credit Document, or in any certificates delivered pursuant to Section 6.6(b), by the Borrower or any other Loan Party proves untrue in any material respect as of the date of the making, or deemed making, thereof;

(e) (x) Indebtedness in the aggregate principal amount of the Dollar Equivalent of $125,000,000 of the Borrower and other Members of the Consolidated Group (“Material Indebtedness”) shall (i) not be paid at maturity (beyond any applicable grace periods), or (ii) be declared to be due and payable or required to be prepaid, redeemed or repurchased prior to its stated maturity, or (y) any default in respect of Material Indebtedness shall occur which permits the holders thereof, or any trustees or agents on their behalf, to accelerate the maturity of such Indebtedness or requires such Indebtedness to be prepaid, redeemed, or repurchased prior to its stated maturity;

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(f) the Borrower or any Significant Subsidiary or, after the Redomestication Effective Date, Holdings, (i) has entered involuntarily against it an order for relief under the United States Bankruptcy Code or a comparable action is taken under any bankruptcy or insolvency law of another country or political subdivision of such country, (ii) generally does not pay, or admits its inability generally to pay, its debts as they become due, (iii) makes a general assignment for the benefit of creditors, (iv) applies for, seeks, consents to, or acquiesces in, the appointment of a receiver, custodian, trustee, liquidator or similar official for it or any substantial part of its property under the United States Bankruptcy Code or under the bankruptcy or insolvency laws of another country or a political subdivision of such country, (v) institutes any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code or any comparable law, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fails to file an answer or other pleading denying the material allegations of or consents to or acquiesces in any such proceeding filed against it, (vi) makes any board of directors resolution in direct furtherance of any matter described in clauses (i)-(v) above, or (vii) fails to contest in good faith any appointment or proceeding described in this Section 7.1(f);

(g) a custodian, receiver, trustee, liquidator or similar official is appointed for the Borrower or any Significant Subsidiary or, after the Redomestication Effective Date, Holdings, or any substantial part of its property under the United States Bankruptcy Code or under the bankruptcy or insolvency laws of another country or a political subdivision of such country, or a proceeding described in Section 7.1(f)(v) is instituted against the Borrower or any Significant Subsidiary or, after the Redomestication Effective Date, Holdings, and such appointment continues undischarged or such proceeding continues undismissed and unstayed for a period of sixty (60) days (or one hundred twenty (120) days in the case of any such event occurring outside the United States of America);

(h) the Borrower and any other Members of the Consolidated Group fail within thirty (30) days with respect to any judgments or orders that are rendered in the United States or sixty (60) days with respect to any judgments or orders that are rendered in foreign jurisdictions (or such earlier date as any execution on such judgments or orders shall take place) to vacate, pay, bond or otherwise discharge any judgments or orders for the payment of money the uninsured portion of which is in excess of the Dollar Equivalent of $125,000,000 in the aggregate and which are not stayed on appeal or otherwise being appropriately contested in good faith in a manner that stays execution;

(i) (x) the Borrower or any other Member of the Consolidated Group fails to pay when due an amount that it is liable to pay to the PBGC or to a Plan under Title IV of ERISA; or a notice of intent to terminate a Plan having Unfunded Vested Liabilities of the Borrower or any other Members of the Consolidated Group in excess of the Dollar Equivalent of $125,000,000 (a “Material Plan”) is filed under Title IV of ERISA; or the PBGC institutes proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding is instituted by a fiduciary of any Material Plan against the Borrower or any other Members of the Consolidated Group to collect any liability under Section 515 or 4219(c)(5) of ERISA, and in each case such proceeding is not dismissed within thirty (30) days

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thereafter; or a condition exists by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated, and (y) the occurrence of one or more of the matters in the preceding clause (x) could reasonably be expected to result in liabilities in excess of the Dollar Equivalent of $125,000,000;

(j) prior to consummation of the Redomestication Transactions, any Person or group of persons acting in concert (as such terms are used in Rule 13d-5 under the Securities and Exchange Act) acquires shares representing 50% or more of voting power of the Borrower’s ordinary shares; or at any time after consummation of the Redomestication Transactions (the consummation of which shall not in itself constitute an Event of Default under this clause (j)), except for Subsequent Redomestication Transactions, (i) any Person or group of persons acting in concert (as such terms are so defined as aforesaid) acquires shares representing 50% or more of voting power of Holdings’ registered shares, or (ii) Holdings fails to own, directly or indirectly, all of the issued and outstanding ordinary shares of the Borrower;

(k) the existence or occurrence of any “Event of Default” as defined in the Five-Year Revolving Credit Agreement or the Term Credit Agreement; or

(j) the Holdings Guaranty or any Subsidiary Guaranty ceases, for any reason other than as expressly permitted under this Agreement, to be in full force and effect or any Loan Party shall so assert.

Section 7.2. Non-Bankruptcy Defaults. When any Event of Default (other than those described in subsections (f) or (g) of Section 7.1 with respect to the Borrower or Holdings) has occurred and is continuing, the Administrative Agent shall, by notice to the Borrower: (a) if so directed by the Required Lenders, terminate the remaining Commitments to the Borrower hereunder on the date stated in such notice (which may be the date thereof) and (b) if so directed by the Required Lenders, declare the principal of and the accrued interest on all outstanding Loans to be forthwith due and payable and thereupon all outstanding Loans, including both principal and interest thereon, shall be and become immediately due and payable together with all other accrued amounts payable under the Credit Documents without further demand, presentment, protest or notice of any kind, including, but not limited to, notice of intent to accelerate and notice of acceleration, each of which is expressly waived by the Borrower. The Administrative Agent, after giving notice to the Borrower pursuant to this Section 7.2, shall also promptly send a copy of such notice to the other Lenders, but the failure to do so shall not impair or annul the effect of such notice.

Section 7.3. Bankruptcy Defaults. When any Event of Default described in subsections (f) or (g) of Section 7.1 has occurred and is continuing with respect to the Borrower or Holdings, then all outstanding Loans shall immediately become due and payable together with all other accrued amounts payable under the Credit Documents without presentment, demand, protest or notice of any kind, each of which is expressly waived by the Borrower; and all obligations of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate.

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Section 7.4. Notice of Default. The Administrative Agent shall give notice to the Borrower under Section 7.2 promptly upon being requested to do so by the Required Lenders and shall thereupon notify all the Lenders thereof.

Section 7.5. Expenses. The Borrower agrees to pay to the Administrative Agent and each Lender all reasonable out-of-pocket expenses incurred or paid by the Administrative Agent or such Lender, including reasonable attorneys’ fees and court costs, in connection with any Default or Event of Default hereunder or in connection with the enforcement of any of the Credit Documents.

Section 7.6. Distribution and Application of Proceeds. After the occurrence of and during the continuance of an Event of Default, any payment to the Administrative Agent or any Lender hereunder or otherwise shall be paid to the Administrative Agent to be distributed and applied as follows (unless otherwise agreed by the Borrower, the Administrative Agent, and all Lenders, and subject to Section 2.13):

(a) First, to the payment of any and all reasonable out-of-pocket costs and expenses of the Administrative Agent, including without limitation, reasonable attorneys’ fees and out-of-pocket costs and expenses, as provided by this Agreement or by any other Credit Document, incurred in connection with the collection of such payment or in respect of the enforcement of any rights of the Administrative Agent or the Lenders under this Agreement or any other Credit Document;

(b) Second, to the payment of any and all reasonable out-of-pocket costs and expenses of the Lenders, including, without limitation, reasonable attorneys’ fees and out-of-pocket costs and expenses, as provided by this Agreement or by any other Credit Document, incurred in connection with the collection of such payment or in respect of the enforcement of any rights of the Lenders under this Agreement or any other Credit Document, pro rata in the proportion in which the amount of such costs and expenses unpaid to each Lender bears to the aggregate amount of the costs and expenses unpaid to all Lenders collectively, until all such fees, costs and expenses have been paid in full;

(c) Third, to the payment of any due and unpaid fees to the Administrative Agent or any Lender as provided by this Agreement or any other Credit Document, pro rata in the proportion in which the amount of such fees due and unpaid to the Administrative Agent and each Lender bears to the aggregate amount of the fees due and unpaid to the Administrative Agent and all Lenders collectively, until all such fees have been paid in full;

(d) Fourth, to the payment of accrued and unpaid interest on the Loans to the date of such application, pro rata in the proportion in which the amount of such interest, accrued and unpaid to each Lender bears to the aggregate amount of such interest accrued and unpaid to all Lenders collectively, until all such accrued and unpaid interest has been paid in full;

(e) Fifth, to the payment of the outstanding due and payable principal amount of each of the Loans, pro rata in the proportion in which the outstanding principal amount of such Loans owing to each Lender bears to the aggregate amount of all outstanding Loans;

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(f) Sixth, to the payment of any other outstanding Obligations then due and payable, pro rata in the proportion in which the outstanding Obligations owing to each Lender and the Administrative Agent bears to the aggregate amount of all such Obligations until all such Obligations have been paid in full; and

(g) Seventh, to the Borrower or as the Borrower may direct.

ARTICLE 8. CHANGE IN CIRCUMSTANCES.

Section 8.1. Change of Law.

(a) Notwithstanding any other provisions of this Agreement or any Note, if at any time any change, after the date hereof (or, if later, after the date the Administrative Agent or any Lender becomes the Administrative Agent or a Lender), in applicable law or regulation or in the interpretation thereof makes it unlawful for any Lender to make or maintain Eurodollar Loans, such Lender shall promptly give written notice thereof and of the basis therefor in reasonable detail to the Borrower, and such Lender’s obligations to fund affected Eurodollar Loans or make, continue or convert such Loans under this Agreement, shall thereupon be suspended until it is no longer unlawful for such Lender to make or maintain such Loans.

(b) Upon the giving of the notice to Borrower referred to in subsection (a) above in respect of any such Loan, and provided the Borrower shall not have prepaid such Loan pursuant to Section 2.9, (i) any outstanding such Loan of such Lender shall be automatically converted to a Base Rate Loan on the last day of the Interest Period then applicable thereto or on such earlier date as required by law, and (ii) such Lender shall make or continue its portion of any requested Borrowing of such Loan as a Base Rate Loan, which Base Rate Loan shall, for all other purposes, be considered part of such Borrowing.

(c) Any Lender that has given any notice pursuant to Section 8.1(a) shall, upon determining that it would no longer be unlawful for it to make such Loans, give prompt written notice thereof to the Borrower and the Administrative Agent, and upon giving such notice, its obligation to make, allow conversions into and maintain such Loans shall be reinstated.

Section 8.2. Unavailability of Deposits or Inability to Ascertain LIBOR Rate. If on or before the first day of any Interest Period for any Borrowing of Eurodollar Loans the Administrative Agent determines in good faith (after consultation with the other Lenders) that, due to changes in circumstances since the date hereof, adequate and fair means do not exist for determining the LIBOR Rate (including without limitation, the unavailability of matching deposits in the applicable currency) or such rate will not accurately reflect the cost to the Required Lenders of funding Eurodollar Loans for such Interest Period, the Administrative Agent shall give written notice (in reasonable detail) of such determination and of the basis therefor to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower and Lenders that the circumstances giving rise to such suspension no longer exist (which the Administrative Agent shall do promptly after they do not exist), (i) the obligations of

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the Lenders to make, continue or convert Loans as or into such Eurodollar Loans, or to convert Base Rate Loans into such Eurodollar Loans, shall be suspended and (ii) each Eurodollar Loan will automatically on the last day of the then existing Interest Period therefor, convert into a Base Rate Loan.

Section 8.3. Increased Cost and Reduced Return.

(a) If, on or after the date hereof, the adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable Lending Office), with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency exercising control over banks or financial institutions generally issued after the date hereof (or, if later, after the date the Administrative Agent or such Lender becomes the Administrative Agent or a Lender):

(i) subjects any Lender (or its applicable Lending Office) to any tax, duty or other charge related to any Eurodollar Loan or its obligation to advance or maintain Eurodollar Loans, or shall change the basis of taxation of payments to any Lender (or its applicable Lending Office) of the principal of or interest on its Eurodollar Loans or any participations in any thereof, or any other amounts due under this Agreement or any other Credit Document related to its Eurodollar Loans or participations therein, or its obligation to make Eurodollar Loans or acquire participations therein (except for changes with respect to taxes that are not Indemnified Taxes pursuant to Section 3.3); or

(ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding for any Eurodollar Loan any such requirement included in an applicable Statutory Reserve Rate) against assets of, deposits with or for the account of, or credit extended by, any Lender (or its applicable Lending Office) or imposes on any Lender (or its Lending Office) or on the interbank market any other condition affecting its Eurodollar Loans or its participation in any thereof, or its obligation to advance or maintain Eurodollar Loans or participate in any thereof;

and the result of any of the foregoing is to increase the cost to such Lender (or its applicable Lending Office) of advancing or maintaining any Eurodollar Loan, or to reduce the amount of any sum received or receivable by such Lender (or its applicable Lending Office) in connection therewith under this Agreement or any other Credit Document, by an amount deemed by such Lender to be material, then, subject to Section 8.3(c), from time to time, within thirty (30) days after receipt of a certificate from such Lender (with a copy to the Administrative Agent) pursuant to subsection (c) below setting forth in reasonable detail such determination and the basis thereof, the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

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(b) If, after the date hereof, the Administrative Agent or any Lender shall have reasonably determined that the adoption after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change therein (including, without limitation, any revision in the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 CFR Part 208, Appendix A; 12 CFR Part 225, Appendix A) or of the Office of the Comptroller of the Currency (12 CFR Part 3, Appendix A), or in any other applicable capital adequacy rules heretofore adopted and issued by any governmental authority), or any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Administrative Agent or any Lender (or its applicable Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender’s capital, or on the capital of any corporation controlling such Lender, as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or its controlling corporation’s policies with respect to capital adequacy in effect immediately before such adoption, change or compliance) by an amount reasonably deemed by such Lender to be material, then, subject to Section 8.3(c), from time to time, within thirty (30) days after its receipt of a certificate from such Lender (with a copy to the Administrative Agent) pursuant to subsection (c) below setting forth in reasonable detail such determination and the basis thereof, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction or the Borrower may prepay all Eurodollar Loans of such Lender.

(c) The Administrative Agent and each Lender that determines to seek compensation or additional interest under this Section 8.3 or Section 2.11 shall give written notice to the Borrower and, in the case of a Lender other than the Administrative Agent, the Administrative Agent of the circumstances that entitle the Administrative Agent or such Lender to such compensation no later than ninety (90) days after the Administrative Agent or such Lender receives actual notice or obtains actual knowledge of the law, rule, order or interpretation or occurrence of another event giving rise to a claim hereunder. In any event the Borrower shall not have any obligation to pay any amount with respect to claims accruing prior to the ninetieth day preceding such written demand, except if the law, rule, order or interpretation giving rise to such request for compensation has retroactive effect, such ninety (90) day period shall be extended to include such retroactive period. The Administrative Agent and each Lender shall use reasonable efforts to avoid the need for, or reduce the amount of, such compensation, additional interest, and any payment under Section 3.3, including, without limitation, the designation of a different Lending Office, if such action or designation will not, in the sole judgment of the Administrative Agent or such Lender made in good faith, be otherwise disadvantageous to it; provided that the foregoing shall not in any way affect the rights of any Lender or the obligations of the Borrower under this Section 8.3 or Section 2.11, and provided further that no Lender shall be obligated to make its Eurodollar Loans hereunder at any office located in the United States of America. A certificate of the Administrative Agent or any Lender, as applicable, claiming compensation or additional interest under this Section 8.3 or Section 2.11, and setting forth the additional amount or amounts to be paid to it hereunder and accompanied by a statement prepared by the Administrative Agent or such Lender describing in reasonable detail the calculations thereof shall be prima facie evidence of the correctness thereof. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

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Section 8.4. Lending Offices. The Administrative Agent and each Lender may, at its option, elect to make or maintain its Loans hereunder at the Lending Office for each type of Loan available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to the Borrower and the Administrative Agent, provided that, except in the case of any such transfer to another of its branches, offices or affiliates made at the request of the Borrower, the Borrower shall not be responsible for the costs arising under Section 3.3 or 8.3 resulting from any such transfer to the extent not otherwise applicable to such Lender prior to such transfer.

Section 8.5. Discretion of Lender as to Manner of Funding. Subject to the other provisions of this Agreement, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit.

Section 8.6. Substitution of Lender. If (a) any Lender has demanded compensation or additional interest or given notice of its intention to demand compensation or additional interest under Section 8.3 or Section 2.11, (b) the Borrower is required to pay any additional amount to any Lender under Section 2.11, (c) any Lender is unable to submit any form or certificate required under Section 3.3(b) or withdraws or cancels any previously submitted form with no substitution therefor, (d) any Lender gives notice of any change in law or regulations, or in the interpretation thereof, pursuant to Section 8.1, (e) any Lender has been declared insolvent or a receiver or conservator has been appointed for a material portion of its assets, business or properties, or such Lender is otherwise a Defaulting Lender, (f) any Lender shall seek to avoid its obligation to make or maintain Loans hereunder for any reason, including, without limitation, reliance upon 12 U.S.C. § 1821(e) or (n) (1) (B), (g) any taxes referred to in Section 3.3 have been levied or imposed (or the Borrower determines in good faith that there is a substantial likelihood that such taxes will be levied or imposed) so as to require withholding or deductions by the Borrower or payment by the Borrower of additional amounts to any Lender, or other reimbursement or indemnification of any Lender, as a result thereof, or (h) any Lender shall decline to consent to a modification or waiver of the terms of this Agreement or any other Credit Documents requested by the Borrower, or then and in such event, upon request from the Borrower delivered to such Lender and the Administrative Agent, such Lender shall assign, in accordance with the provisions of Section 10.10 and an appropriately completed Assignment Agreement, all of its rights and obligations under the Credit Documents to another Lender or a commercial banking institution selected by the Borrower and (in the case of a commercial banking institution other than a Lender) reasonably satisfactory to the Administrative Agent, in consideration for the payments set forth in such Assignment Agreement and payment by the Borrower to such Lender of all other amounts which such Lender may be owed pursuant to this Agreement, including, without limitation, Sections 2.11, 3.3, 8.3 and 10.13.

ARTICLE 9. THE AGENTS.

Section 9.1. Appointment and Authorization of Administrative Agent and Other Agents. Each Lender hereby appoints JPMorgan Chase Bank, N.A. as the Administrative Agent

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under the Credit Documents and hereby authorizes the Administrative Agent to take such action as the Administrative Agent on each of its behalf and to exercise such powers under the Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. None of the other Lenders appointed as one of the Other Agents shall have any duties, responsibilities, or obligations hereunder in such capacity.

Section 9.2. Rights and Powers. The Administrative Agent and the Other Agents shall have the same rights and powers under the Credit Documents as any other Lender and may exercise or refrain from exercising such rights and power as though it were not the Administrative Agent or an Other Agent, and the Administrative Agent and the Other Agents and their respective affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any other Members of the Consolidated Group or their affiliates as if it were not an Administrative Agent or an Other Agent under the Credit Documents. The term Lender as used in all Credit Documents, unless the context otherwise clearly requires, includes the Administrative Agent and the Other Agents in their respective individual capacities as a Lender.

Section 9.3. Action by Administrative Agent and the Other Agents. The obligations of the Administrative Agent under the Credit Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action concerning any Default or Event of Default, except as expressly provided in Section 7.2. Unless and until the Required Lenders (or, if required by Section 10.11, all of the Lenders) give such direction (including, without limitation, the giving of a notice of default as described in Section 7.1(c)), the Administrative Agent may, except as otherwise expressly provided herein or therein, take or refrain from taking such actions as it deems appropriate and in the best interest of all the Lenders. In no event, however, shall the Administrative Agent be required to take any action in violation of applicable law or of any provision of any Credit Document, and each of the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any other Credit Document unless it first receives any further assurances of its indemnification from the Lenders that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expenses, and liabilities it may incur in taking or continuing to take any such action. The Administrative Agent shall be entitled to assume that no Default or Event of Default, other than non-payment of any scheduled principal or interest payment due hereunder, exists unless notified in writing to the contrary by a Lender or the Borrower. In all cases in which the Credit Documents do not require the Administrative Agent to take specific action, the Administrative Agent shall be fully justified in using its discretion in failing to take or in taking any action thereunder. Any instructions of the Required Lenders, or of any other group of Lenders called for under specific provisions of the Credit Documents, shall be binding on all the Lenders and holders of Notes.

Section 9.4. Consultation with Experts. The Administrative Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

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Section 9.5. Indemnification Provisions; Credit Decision. Neither the Administrative Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by them in connection with the Credit Documents (i) with the consent or at the request of the Required Lenders (or, if required by Section 10.11, all of the Lenders), or (ii) in the absence of their own gross negligence, bad faith, or willful misconduct. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement, any other Credit Document or any Borrowing; (ii) the performance or observance of any of the covenants or agreements of the Borrower or any other Member of the Consolidated Group contained herein or in any other Credit Document; (iii) the satisfaction of any condition specified in Article 4, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness, genuineness, enforceability, value, worth or collectability hereof or of any other Credit Document or of any other documents or writings furnished in connection with any Credit Document; and the Administrative Agent makes no representation of any kind or character with respect to any such matters mentioned in this sentence. The Administrative Agent may execute any of its duties under any of the Credit Documents by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders or any other Person for the default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, other document or statement (whether written or oral) believed by it to be genuine or to be sent by the proper party or parties. In particular and without limiting any of the foregoing, the Administrative Agent shall have no responsibility for confirming the accuracy of any Compliance Certificate or other document or instrument received by any of them under the Credit Documents. The Administrative Agent and may treat the payee of any Note as the holder thereof until written notice of transfer shall have been filed with such Administrative Agent signed by such owner in form satisfactory to such Administrative Agent. Each Lender acknowledges that it has independently, and without reliance on the Administrative Agent or any other Lender, obtained such information and made such investigations and inquiries regarding the Borrower and the other Members of the Consolidated Group as it deems appropriate, and based upon such information, investigations and inquiries, made its own credit analysis and decision to extend credit to the Borrower in the manner set forth in the Credit Documents. It shall be the responsibility of each Lender to keep itself informed about the creditworthiness and business, properties, assets, liabilities, condition (financial or otherwise) and prospects of the Borrower and the other Members of the Consolidated Group, and the Administrative Agent shall have no liability whatsoever to any Lender for such matters. The Administrative Agent shall have no duty to disclose to the Lenders information that is not required by any Credit Document to be furnished by the Borrower or any other Members of the Consolidated Group to such Agent at such time, but is voluntarily furnished to such Agent (either in its respective capacity as Administrative Agent or in its individual capacity).

Section 9.6. Indemnity. The Lenders shall ratably, in accordance with their Percentages, indemnify and hold the Administrative Agent and their directors, officers, employees, agents and representatives harmless from and against any liabilities, losses, costs or expenses suffered or incurred by it under any Credit Document or in connection with the transactions contemplated thereby, regardless of when asserted or arising, except to the extent

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they are promptly reimbursed for the same by the Borrower and except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified. The obligations of the Lenders under this Section 9.6 shall survive termination of this Agreement.

Section 9.7. Resignation. The Administrative Agent may resign at any time and shall resign upon any removal thereof as a Lender pursuant to the terms of this Agreement upon at least thirty (30) days’ prior written notice to the Lenders and the Borrower. Any resignation of the Administrative Agent shall not be effective until a replacement therefor is appointed pursuant to the terms hereof. Upon any such resignation of the Administrative Agent, the Required Lenders and, so long as no Event of Default shall then exist, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed) shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and, so long as no Event of Default shall then exist, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed) appoint a successor Administrative Agent which shall be any Lender hereunder or any commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of its appointment as the Administrative Agent hereunder, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent under the Credit Documents, and the retiring Administrative Agent shall be discharged from its duties and obligations thereunder. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent the provisions of this Article 9 and all protective provisions of the other Credit Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.

Section 9.8. Sub-Agents. The Administrative Agent may designate one or more Sub-Agents under this Agreement to carry out certain duties of the Administrative Agent as described herein. Each Sub-Agent shall be subject to each of the obligations in this Agreement to be performed by such Sub-Agent, and each of the Loan Parties and the Lenders agrees that each Sub-Agent shall be entitled to exercise each of the rights and shall be entitled to each of the benefits of the Administrative Agent under this Agreement as relate to the performance of its obligations hereunder.

ARTICLE 10. MISCELLANEOUS.

Section 10.1. No Waiver. No delay or failure on the part of the Administrative Agent or any Lender, or on the part of the holder or holders of any Notes, in the exercise of any power, right or remedy under any Credit Document shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise thereof preclude any other or further exercise of any other power, right or remedy. To the fullest extent permitted by applicable law, the powers, rights and remedies under the Credit Documents of the Administrative Agent, the Lenders, and the holder or holders of any Notes are cumulative to, and not exclusive of, any powers, rights or remedies any of them would otherwise have.

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Section 10.2. Non-Business Day. Subject to Section 2.4, if any payment of principal or interest on any portion of any Loan or any other Obligation shall fall due on a day which is not a Business Day, interest or fees (as applicable) at the rate, if any, such portion of any Loan or other Obligation bears for the period prior to maturity shall continue to accrue in the manner set forth herein on such Obligation from the stated due date thereof to the next succeeding Business Day, on which the same shall instead be payable.

Section 10.3. Documentary Taxes. The Borrower agrees that it will pay any documentary, stamp, debt issuance, or similar taxes payable with respect to any Credit Document (including, without limitation, any issuance stamp tax that may be levied or otherwise become payable on any Loans or this Agreement, any Note, the Holdings Guaranty, any Subsidiary Guaranty, or any other Credit Document under the laws of Switzerland or any other jurisdiction), including interest and penalties, in the event any such taxes are levied or assessed, irrespective of when such levy or assessment is made, other than any such taxes imposed as a result of any transfer of an interest in a Credit Document. Each Lender that determines to seek compensation under this Section 10.3 shall give written notice to the Borrower and, in the case of a Lender other than the Administrative Agent, the Administrative Agent of the circumstances that entitle such Lender to such compensation no later than ninety (90) days after such Lender receives actual notice or obtains actual knowledge of the law, rule, order or interpretation or occurrence of another event giving rise to a claim hereunder. In any event, the Borrower shall not have any obligation to pay any amount with respect to claims accruing prior to the 90th day preceding such written demand.

Section 10.4. Survival of Representations. All representations and warranties made herein or in certificates given pursuant hereto shall survive the execution and delivery of this Agreement and the other Credit Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as the Borrower has any Obligation hereunder or any Commitment hereunder is in effect.

Section 10.5. Survival of Indemnities. All indemnities and all provisions relative to reimbursement to the Lenders of amounts sufficient to protect the yield of the Lenders with respect to the Loans, including, but not limited to, Section 2.11, Section 3.3, Section 7.6, Section 8.3, Section 10.3, and Section 10.13 hereof, shall, subject to Section 8.3(c), survive the termination of this Agreement and the other Credit Documents and the payment of the Loans and all other Obligations and, with respect to any Lender, any replacement by the Borrower of such Lender pursuant to the terms hereof, in each case for a period of one (1) year.

Section 10.6. Setoff. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of, and throughout the continuance of, any Event of Default, each Lender and each subsequent holder of any Note is hereby authorized by the Borrower and each other Loan Party at any time or from time to time, without notice to the Borrower or any other Loan Party or other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general

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or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts, and in whatever currency denominated) and any other Indebtedness at any time owing by that Lender or that subsequent holder to or for the credit or the account of the Borrower or any other Loan Party, whether or not matured, against and on account of the due and unpaid obligations and liabilities of the Borrower or any other Loan Party to that Lender or that subsequent holder under the Credit Documents, irrespective of whether or not that Lender or that subsequent holder shall have made any demand hereunder. Each Lender shall promptly give notice to the Borrower of any action taken by it under this Section 10.6, provided that any failure of such Lender to give such notice to the Borrower shall not affect the validity of such setoff. Each Lender agrees with each other Lender a party hereto that if such Lender receives and retains any payment, whether by setoff or application of deposit balances or otherwise, in respect of the Loans in excess of its ratable share of payments on all such Obligations then owed to the Lenders hereunder, then such Lender shall purchase for cash at face value, but without recourse, ratably from each of the other Lenders such amount of the Loans and participations therein held by each such other Lender as shall be necessary to cause such Lender to share such excess payment ratably with all the other Lenders; provided, however, that if any such purchase is made by any Lender, and if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest.

Section 10.7. Notices. Except as otherwise specified herein, all notices under the Credit Documents shall be in writing (including facsimile, or other electronic means) and shall be given to a party hereunder at its address or facsimile number set forth below or such other address or facsimile number as such party may hereafter specify by written notice to the Administrative Agent and the Borrower, given by courier, by United States certified or registered mail, by telegram or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices under the Credit Documents to the Lenders shall be addressed to their respective domestic Lending Offices in the United States at the respective addresses or facsimile numbers, or telephone numbers set forth on their applicable Administrative Questionnaire or, in the case of Persons becoming Lenders pursuant to Assignment Agreements, on their applicable Assignment Agreements, and to the Borrower, and the Administrative Agent:

To the Borrower:	Transocean Inc.
P. O. Box 10342
70 Harbour Drive, 4th Floor
Block B
George Town, Grand Cayman KYI-1003
Cayman Islands, B.W.I.
Attention: Steve McFadin
Telephone No.: (345) 745-4500
Fax No.: (345) 745-4504

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With copies to:	Transocean Offshore Deepwater Drilling Inc.
4 Greenway Plaza
Houston, Texas 77046
Attention: Anil Shah
Telephone No.: (713) 232-7173
Fax No.: (713) 626-9556

Transocean Ltd.
c/o Reichlin & Hess
Rechtsanwälte
Hofstrasse 1a
CH-6300 Zug Switzerland
Attention: Treasurer
Telephone No.: +41 (0) 41 729 10 70
Fax No.: +41 (0) 41 729 10 80

Baker Botts LLP
One Shell Plaza
Houston, Texas 77002-4995
Attention: Stephen Krebs
Telephone No. (713) 229-1467
Fax No.: (713) 229-1522

To the Administrative Agent:	JPMorgan Chase Bank, N.A.
10 South Dearborn, 7th Floor
Chicago, Illinois 60603
Attention: Susan Thomas
Fax No.: (312) 385-7096

With a copy to:	King & Spalding LLP
1180 Peachtree Street, N.E.
Atlanta, Georgia 30309
Attention: A.H. Conrad, Jr.
Fax No.: (404) 572-5128

Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 10.7 or pursuant to Section 10.10 and a confirmation of receipt of such facsimile has been received by the sender, (ii) if given by courier, when delivered, (iii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, or (iv) if given by any other means, when delivered at the addresses specified in this Section 10.7, or pursuant to Section 10.10; provided that any notice given pursuant to Article 2 shall be effective only upon receipt and, provided further, that any notice that but for this proviso would be effective after the close of business on a Business Day or on a day that is not a Business Day shall be effective at the opening of business on the next Business Day.

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Section 10.8. Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same Agreement.

Section 10.9. Successors and Assigns. This Agreement shall be binding upon the Borrower, each of the Lenders, the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, each of the Lenders, the Administrative Agent, and their respective successors and assigns, including any subsequent holder of any Note; provided, however, the Borrower may not assign any of its rights or obligations under this Agreement or any other Credit Document without the written consent of all Lenders and the Administrative Agent, and the Administrative Agent may not assign any of its respective rights or obligations under this Agreement or any Credit Document except in accordance with Article 9 and no Lender may assign any of its rights or obligations under this Agreement or any other Credit Document except in accordance with Section 10.10. Nothing in this Agreement, express or implied, shall be construed to confer on any Person (other than the parties hereto, their respective successors and assigns permitted hereby, and to the extent expressly contemplated hereby, Controlling Affiliates of the Lenders, the Administrative Agent, the Collateral Agent, the Other Agents, and the Indemnified Parties as defined in Section 10.13) any legal or equitable right, remedy or claim under or by reason of this Agreement. Any Lender may at any time pledge or assign all or any portion of its rights under this Agreement and the Notes issued to it (i) to a Federal Reserve Bank to secure extensions of credit by such Federal Reserve Bank to such Lender, or (ii) in the case of any Lender that is a fund comprised in whole or in part of commercial loans, to a trustee for such fund in support of such Lender’s obligations to such trustee; provided that no such pledge or assignment shall release any Lender from any of its obligations hereunder or substitute any such Federal Reserve Bank or such trustee for such Lender as a party hereto and the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely with such Lender in connection with the rights and obligations of such Lender under this Agreement.

Section 10.10. Sales and Transfers of Borrowing and Notes; Participations in Borrowings and Notes.

(a) Any Lender may, upon written notice to the Borrower and the Administrative Agent, at any time sell to one or more commercial banking or other financial or lending institutions (“Participants”) participating interests in any Commitment of such Lender hereunder, provided that no Lender shall transfer, grant or assign any participation under which the Participant shall have rights to vote upon or to consent to any matter to be decided by the Lenders or the Required Lenders hereunder or under any other Credit Document or to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) increase the amount of such Lender’s Commitment and such increase would affect such Participant, (ii) reduce the principal of, or interest on, any of such Lender’s Borrowings, or any fees or other amounts payable to such Lender hereunder and such reduction would affect such Participant, (iii) postpone any date fixed for any scheduled payment of principal of, or interest on, any of such Lender’s Borrowings, or any fees or other

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amounts payable to such Lender hereunder and such postponement would affect such Participant, or (iv) release any collateral security for any Obligation, except as otherwise specifically provided in any Credit Document. In the event of any such sale by a Lender of participating interests to a Participant, such Lender’s obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement, the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and such Lender shall retain the sole right to enforce the obligations of the Borrower under any Credit Document. The Borrower agrees that if amounts outstanding under this Agreement and the Notes shall have been declared or shall have become due and payable in accordance with Section 7.2 or 7.3 upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any Note, provided that such right of setoff shall be subject to the obligation of such Participant to share with the Lenders, and the Lenders agree to share with such Participant, as provided in Section 10.6. The Borrower also agrees that each Participant shall be entitled to the benefits of and have the obligations under Sections 2.11, 3.3 and 8.3 with respect to its participation in the Commitments and the Borrowings outstanding from time to time, provided that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred if no participation had been transferred and provided, further, that Sections 8.3(c) and 8.6 shall apply to the transferor Lender with respect to any claim by any Participant pursuant to Section 2.11, 3.3 or 8.3 as fully as if such claim was made by such Lender. Anything herein to the contrary notwithstanding, the Borrower shall not, at any time, be obligated to pay to any Lender any sum in excess of the sum the Borrower would have been obligated to pay to such Lender hereunder if such Lender had not sold any participation in its rights and obligations under this Agreement or any other Credit Document.

(b) Any Lender may at any time sell to (i) any of such Lender’s affiliates or to any other Lender or any affiliate thereof that, in each case, is a commercial banking or other financial or lending institution not subject to Regulation T of the Board of Governors of the Federal Reserve System and, (ii) with the prior written consent (which shall not be unreasonably withheld or delayed) of the Administrative Agent, and the Borrower, to one or more commercial banking or other financial or lending institutions not subject to Regulation T of the Board of Governors of the Federal Reserve System (any of (i) or (ii), a “Purchasing Lender”), all or any part of its rights and obligations under this Agreement and the other Credit Documents, pursuant to an Assignment Agreement in the form attached as Exhibit 10.10, executed by such Purchasing Lender and such transferor Lender (and, in the case of a Purchasing Lender which is not then a Lender or an affiliate thereof, by the Borrower and the Administrative Agent) and delivered to the Administrative Agent; provided that each such sale to a Purchasing Lender (other than an existing Lender) shall be in the amount of $5,000,000 or more, or if in a lesser amount or if as a result of such sale the sum of the unfunded Commitment of such Lender plus the aggregate principal amount of such Lender’s Loans would be less than the amount of $5,000,000 (calculated as hereinafter set forth), such sale shall be of all of such Lender’s rights and

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obligations under this Agreement and all of the other Credit Documents payable to it to one Purchasing Lender. Notwithstanding the requirement of the Borrower’s consent set forth above, but subject to all of the other terms and conditions of this Section 10.10(b), any Lender may sell to one or more commercial banking or other financial or lending institutions not subject to Regulation T of the Board of Governors of the Federal Reserve System, all or any part of their rights and obligations under this Agreement and the other Credit Documents with only the consent of the Administrative Agent (which shall not be unreasonably withheld or delayed) if an Event of Default shall have occurred and be continuing. Upon such execution, delivery and acceptance, from and after the effective date of the transfer determined pursuant to such Assignment Agreement, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Assignment Agreement, have the rights and obligations of a Lender hereunder with a Commitment as set forth herein and (y) the transferor Lender thereunder shall, to the extent provided in such Assignment Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of a transferor Lender’s rights and obligations under this Agreement, such transferor Lender shall cease to be a party hereto). Such Assignment Agreement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Commitments and Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement, the Notes and the other Credit Documents. On or prior to the effective date of the transfer determined pursuant to such Assignment Agreement, the Borrower, at its own expense, shall upon reasonable notice from the Administrative Agent execute and deliver to the Administrative Agent in exchange for any surrendered Note, a new Note as appropriate to the order of such Purchasing Lender in an amount equal to the Commitments assumed by it pursuant to such Assignment Agreement, and, if the transferor Lender has retained a Commitment or Borrowing hereunder, a new Note to the order of the transferor Lender in an amount equal to the Commitments or Borrowings retained by it hereunder. Such new Notes shall be dated the Effective Date and shall otherwise be in the form of the Notes replaced thereby. The Notes surrendered by the transferor Lender shall be returned by the Administrative Agent to the Borrower marked “cancelled.”

(c) Upon its receipt of an Assignment Agreement executed by a transferor Lender and a Purchasing Lender (and, in the case of a Purchasing Lender that is not then a Lender or an affiliate thereof, by the Administrative Agent and, to the extent required by Section 10.10(b), by the Borrower), together with payment by the transferor Lender to the Administrative Agent hereunder of a registration and processing fee of $1,000 (unless the Borrower is replacing such Lender pursuant to the terms hereof, in which event such fee shall be paid by the Borrower), the Administrative Agent shall (i) promptly accept such Assignment Agreement, and (ii) on the effective date of the transfer determined pursuant thereto give notice of such acceptance and recordation to the Lenders and the Borrower. The Borrower shall not be responsible for such registration and processing fee or any costs or expenses incurred by any Lender, any Purchasing Lender or the Administrative Agent in connection with such assignment except as provided above.

(d) If, pursuant to this Section 10.10 any interest in this Agreement or any Loan or Note is transferred to any transferee which is organized under the laws of any jurisdiction other

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than the United States of America or any State thereof, the transferor Lender shall cause such transferee, concurrently with the effectiveness of such transfer, (i) to represent to the transferor Lender (for the benefit of the transferor Lender, the Administrative Agent and the Borrower) that under applicable law and treaties no taxes will be required to be withheld by the Administrative Agent, the Borrower or the transferor Lender with respect to any payments to be made to such transferee in respect of the Loans, (ii) to furnish to the transferor Lender (and, in the case of any Purchasing Lender, the Administrative Agent and the Borrower) two duly completed and signed copies of either U.S. Internal Revenue Service Form W-8BEN or U.S. Internal Revenue Service Form W-8ECI or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities (wherein such transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder), and (iii) to agree (for the benefit of the transferor Lender, the Administrative Agent and the Borrower) to provide the transferor Lender (and, in the case of any Purchasing Lender, the Administrative Agent and the Borrower) new forms as contemplated by Section 3.3(b) upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

(e) Notwithstanding any other provisions of this Section 10.10, no transfer or assignment of the interests of any Lender hereunder or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans, the Notes or any other Obligations under the securities laws of any jurisdiction.

Section 10.11. Amendments, Waivers and Consents. Any provision of the Credit Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by (a) the Borrower, (b) the Required Lenders, and (c) if the rights or duties of the Administrative Agent or the Other Agents are affected thereby, the Administrative Agent or the Other Agents, as the case may be, provided that:

(i) no amendment or waiver shall (A) increase the Revolving Credit Commitment Amount without the consent of all Lenders or increase any Commitment of any Lender without the consent of such Lender, (B) postpone or extend the Commitment Termination Date without the consent of all Lenders, or reduce the amount of or postpone the date for any scheduled payment of any principal of or interest (including, without limitation, any reduction in the rate of interest unless such reduction is otherwise provided herein) on any Loan or of any fee payable hereunder, without the consent of each Lender owed any such Obligation, or (C) release Holdings from its obligations under the Holdings Guaranty or, except as otherwise expressly permitted under this Agreement, release all or substantially all of the Subsidiary Guarantors from their obligations under the Subsidiary Guaranties without the consent of all Lenders;

(ii) no amendment or waiver shall, unless signed by each Lender, change the provisions of this Section 10.11, Section 3.2(a) or the definition of Required Lenders or the number of Lenders required to take any action under any other provision of the Credit Documents or any provision providing for the pro rata nature of payments by or to Lenders.

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Section 10.12. Headings. Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.

Section 10.13. Legal Fees, Other Costs and Indemnification. The Borrower, upon demand by the Administrative Agent, agrees to pay the reasonable fees and disbursements of legal counsel to the Administrative Agent in connection with the preparation and execution of the Credit Documents (which shall be in an amount agreed in writing by the Borrower), and any amendment, waiver or consent related thereto, whether or not the transactions contemplated therein are consummated. The Borrower further agrees to indemnify each Lender, the Administrative Agent, the Other Agents, and their respective directors, officers, employees and attorneys (collectively, the “Indemnified Parties”), against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable attorneys’ fees and other reasonable out-of-pocket expenses of litigation or preparation therefor, whether or not such Indemnified Party is a party thereto) which any of them may pay or incur as a result of (a) any action, suit or proceeding by any third party or Governmental Authority against such Indemnified Party and relating to any Credit Document, the Loans, or the application or proposed application by the Borrower or any other Member of the Consolidated Group of the proceeds of any Loan, REGARDLESS OF WHETHER SUCH CLAIMS OR ACTIONS ARE FOUNDED IN WHOLE OR IN PART UPON THE ALLEGED SIMPLE OR CONTRIBUTORY NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES AND/OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES OR ATTORNEYS, (b) any investigation of any third party or any Governmental Authority involving any Lender (as a lender hereunder), or the Administrative Agent or the Other Agents (in such capacity hereunder) and related to any use made or proposed to be made by the Borrower of the proceeds of any Loan, or any transaction financed or to be financed in whole or in part, directly or indirectly with the proceeds of any Loan, and (c) any investigation of any third party or any Governmental Authority, litigation or proceeding involving any Lender (as a lender hereunder) or the Administrative Agent or the Other Agents (in such capacity hereunder) and related to any environmental cleanup, audit, compliance or other matter relating to any Environmental Law or the presence of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law) with respect to the Borrower or any other Member of the Consolidated Group, regardless of whether caused by, or within the control of, the Borrower or any other Member of the Consolidated Group; provided, however, that the Borrower shall not be obligated to indemnify any Indemnified Party for any of the foregoing arising out of such Indemnified Party’s gross negligence, bad faith, or willful misconduct, as determined pursuant to a judgment of a court of competent jurisdiction or as expressly agreed in writing by such Indemnified Party. The Borrower, upon demand by the Administrative Agent, the Other Agents or any Lender at any time, shall reimburse such Agent or such Lender for any reasonable legal or other expenses incurred in connection with investigating or defending against any of the foregoing, except if the same is excluded from indemnification pursuant to the provisions of the preceding sentence. Each Indemnified Party agrees to contest any indemnified claim if requested by the Borrower, in a manner reasonably directed by the Borrower, with counsel selected by the Indemnified Party

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and approved by the Borrower, which approval shall not be unreasonably withheld or delayed. Any Indemnified Party that proposes or intends to settle or compromise any such indemnified claim shall give the Borrower written notice of the terms of such settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain the Borrower’s prior written consent thereto, which consent shall not be unreasonably withheld or delayed; provided that the Indemnified Party shall not be restricted from settling or compromising any such claim if the Indemnified Party waives its right to indemnity from the Borrower in respect of such claim and such settlement or compromise does not materially increase the Borrower’s liability pursuant to this Section 10.13 to any related party of such Indemnified Party.

Section 10.14. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(A) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AND THE RIGHTS AND DUTIES OF THE PARTIES THERETO, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF.

(B) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO AGREE THAT ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE OTHER AGENTS, THE LENDERS, THE BORROWER AND ANY OTHER LOAN PARTY MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND EACH OTHER LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER AND EACH OTHER LOAN PARTY HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM, 111 8TH AVENUE, NEW YORK, NEW YORK 10011, AS THE DESIGNEE, APPOINTEE AND AGENT OF THE BORROWER AND EACH OTHER LOAN PARTY TO RECEIVE, FOR AND ON BEHALF OF THE BORROWER AND EACH OTHER LOAN PARTY, SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT HERETO. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND EACH OTHER LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS, BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF

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NEW YORK. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND EACH OTHER LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER AND EACH OTHER LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER AND EACH OTHER LOAN PARTY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

(C) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

(D) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.7. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 10.15. Confidentiality. Each of the Administrative Agent, the Other Agents and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to their respective affiliates, to prospective Purchasing Lenders and Participants, and to potential counterparties to any hedge agreement or swap or derivative transaction relating to the Borrower’s Obligations, and in each case to their respective directors, officers, employees and agents, including accountants, legal counsel and other advisors who have reason to use such Information in connection with the evaluation of the transactions contemplated by this Agreement (subject to similar confidentiality provisions as provided herein) solely for purposes of evaluating such Information, (ii) to the extent requested by any regulatory authority, (iii) to the extent required by applicable law or regulation or by any subpoena or similar legal process, (iv) in connection with the exercise of any remedies hereunder or any proceedings relating to this Agreement or the other Credit Documents, (v) with the consent of the Borrower, (vi) to any rating agency when required by it, provided that, prior to any disclosure,

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such rating agency shall undertake in writing to preserve the confidentiality of any confidential information relating to the Borrower received by it from any Lender, the Administrative Agent or any Other Agents, or (vii) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 10.15, or (y) becomes available on a non-confidential basis from a source other than the Borrower or its affiliates, or the Lenders or their respective affiliates, excluding any Information from such source which, to the actual knowledge of the Administrative Agent, the Other Agent, or the Lender receiving such Information, has been disclosed by such source in violation of a duty of confidentiality to the Borrower. For purposes hereof, “Information” means all information received by the Lenders from the Borrower relating to the Borrower or its business, other than any such information that is available to the Lenders on a non-confidential basis prior to disclosure by the Borrower, excluding any Information from a source which, to the actual knowledge of the Administrative Agent, the Other Agent or the Lender receiving such Information, has been disclosed by such source in violation of a duty of confidentiality to the Borrower. The Lenders shall be considered to have complied with their respective obligations if they have exercised the same degree of care to maintain the confidentiality of such Information as they would accord their own confidential information. Notwithstanding anything herein to the contrary, any party to this Agreement (and any employee, representative, or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, any such information relating to the tax treatment or tax structure is required to be kept confidential to the extent necessary to comply with any applicable federal or state securities laws.

Section 10.16. [Intentionally Omitted]

Section 10.17. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.18. Change in Accounting Principles, Fiscal Year or Tax Laws. If (i) any change in accounting principles from those used in the preparation of the financial statements of the Borrower referred to in Section 5.8 is hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accounts (or successors thereto or agencies with similar functions), and such change materially affects the calculation of any component of any financial covenant, standard or term found in this Agreement, or (ii) there is a material change in federal, state or foreign tax laws which materially affects any of the Borrower and its Subsidiaries’ ability to comply with the financial covenants, standards or terms found in this Agreement, the Borrower and the Lenders agree to enter into negotiations in order to amend such provisions (with the agreement of the Required Lenders or, if required by Section 10.11, all of the Lenders) so as to equitably reflect such changes with the desired result that the criteria for evaluating any of the Borrower’s and its Subsidiaries’ financial condition shall be the same after such changes as if such changes had not been made. Unless and until such provisions have been so amended, the provisions of this Agreement shall govern.

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Section 10.19. Final Agreement. The Credit Documents constitute the entire understanding among the Loan Parties, the Lenders and the Administrative Agent and supersede all earlier or contemporaneous agreements, whether written or oral, concerning the subject matter of the Credit Documents. THIS WRITTEN AGREEMENT TOGETHER WITH THE OTHER CREDIT DOCUMENTS REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 10.20. Officer’s Certificates. It is not intended that any certificate of any officer or director of the Borrower delivered to the Administrative Agent or any Lender pursuant to this Agreement shall give rise to any personal liability on the part of such officer or director.

Section 10.21. Effect of Inclusion of Exceptions. It is not intended that the specification of any exception to any covenant herein shall imply that the excepted matter would, but for such exception, be prohibited or required.

Section 10.22. Patriot Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Patriot Act. The Borrower shall provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Administrative Agent or any Lenders in order to assist the Administrative Agent and the Lenders in maintaining compliance with the Patriot Act.

Section 10.23. No Fiduciary Duty. Each of the Administrative Agent, each Other Agent, each Lender and their respective affiliates (collectively, solely for purposes of this paragraph, the “Lender Parties”), may have economic interests that conflict with those of the Borrower. The Borrower agrees that nothing in the Credit Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any of the Lender Parties and the Borrower, its shareholders or its affiliates. The Borrower acknowledges and agrees that (i) the transactions contemplated by the Credit Documents are arm’s-length commercial transactions between the Lender Parties, on the one hand, and the Borrower, on the other, (ii) in connection therewith and with the process leading to such transaction, each of the Lender Parties is acting solely as a principal and not the agent or fiduciary of the Borrower, its management, stockholders, creditors or any other person, (iii) no Lender Party has assumed an advisory or fiduciary responsibility in favor of the Borrower with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Lender Party or any of its affiliates has advised or is currently advising the Borrower on other matters) or any other obligation to the Borrower except the obligations expressly set forth in the Credit

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Documents and (iv) the Borrower has consulted its own legal and financial advisors to the extent it deemed appropriate. The Borrower further acknowledges and agrees that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. The Borrower agrees that it will not claim that any Lender Party has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Borrower, in connection with such transaction or the process leading thereto.

Section 10.24. Termination of Existing 364-Day Revolver Facility. Each of the parties to this Agreement that is a party to the Existing 364-Day Revolver Facility as of the Effective Date hereby agrees that, as of the Effective Date, subject to prior payment in full to the “Lenders” (as defined in the Existing 364-Day Revolver Facility) of all amounts owed to them with respect to the 364-Day Revolving Credit Agreement dated as of December 3, 2007 and the other Credit Documents (as defined therein), (i) the Existing 364-Day Revolver Facility and all of the commitments to extend credit under the Existing 364-Day Revolver Facility shall be terminated and of no further force or effect, (ii) any and all requirements for prior written notice of the termination of such commitments and any other conditions precedent to such termination are hereby waived by such parties (with such parties constituting the “Required Lenders” under the Existing 364-Day Revolver Facility), and (iii) the 364-Day Revolving Credit Agreement dated as of December 3, 2007 shall be terminated and of no further force or effect, except as to those provisions of such agreement that by their terms survive the termination thereof and continue in effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

TRANSOCEAN INC.,
As Borrower

By:	/s/ Chipman Earle
Name:	Chipman Earle
Title:	Associate General Counsel and Corporate Secretary

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
As Administrative Agent and as a Lender

By:	/s/ Helen A. Carr
Name:	Helen A. Carr
Title:	Managing Director

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

CITIBANK, N.A.,
As Co-Syndication Agent and as a Lender

By:	/s/ Andrew Sidford
Name:	Andrew Sidford
Title:	Vice President

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

CALYON NEW YORK BRANCH,
As Co-Syndication Agent and as a Lender

By:	/s/ David Gurghigian
Name:	David Gurghigian
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Director

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.,
As Co-Documentation Agent and as a Lender

By:	/s/ Christina Faith
Name:	Christina Faith
Title:	Vice President

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI, UFJ, LTD.,
As a Lender

By:	/s/ Linda Terry
Name:	Linda Terry
Title:	Vice President & Manager

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA,
As a Lender

By:	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

MORGAN STANLEY BANK,
As a Lender

By:	/s/ Melissa James
Name:	Melissa James
Title:	Authorized Signatory

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
As a Lender

By:	/s/ Jay Salitza
Name:	Jay Salitza
Title:	Vice President

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

UBS LOAN FINANCE LLC,
As a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

US BANK, N.A.,
As a Lender

By:	/s/ John T. Prigge
Name:	John T. Prigge
Title:	Assistant Vice President

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

DnB NOR BANK ASA,
As a Lender

By:	/s/ Barbara Gronquist
Name:	Barbara Gronquist
Title:	Senior Vice President

By:	/s/ Cathleen Buckley
Name:	Cathleen Buckley
Title:	Vice President

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

BARCLAYS BANK PLC,
As a Lender

By:	/s/ Nicholas A. Bell
Name:	Nicholas A. Bell
Title:	Director

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

THE BANK OF NEW YORK MELLON,
As a Lender

By:	/s/ Hussam S. Alsahlani
Name:	Hussam S. Alsahlani
Title:	Vice President

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

STANDARD CHARTERED BANK,
As a Lender

By:	/s/ Natalia Cucalon
Name:	Natalia Cucalon
Title:	Associate Director

By:	/s/ Robert Reddington
Name:	Robert Reddington
Title:	AVP/Credit Documentation Credit Risk Control

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC,
As a Lender

By:	/s/ David Slye
Name:	David Slye
Title:	Senior Vice President

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

FORTIS BANK S.A./N.V., NEW YORK BRANCH, As a Lender

By:	/s/ John G. Sullivan
Name:	John G. Sullivan
Title:	Managing Director

By:	/s/ Eric Chilton
Name:	Eric Chilton
Title:	Senior Managing Director

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

HSBC BANK USA, NATIONAL ASSOCIATION, As a Lender

By:	/s/ Mercedes Ahumada
Name:	Mercedes Ahumada
Title:	Vice President

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

WILLIAM STREET CREDIT CORPORATION,
As a Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Assistant Vice President

[SIGNATURE PAGE TO 364-DAY REVOLVING CREDIT AGREEMENT]

Schedule 1.1

COMMITMENT AMOUNTS

Lender	Commitment	Percentage
JPMorgan Chase Bank, N.A.	$100,000,000	9.26%
Citibank, N.A.	$100,000,000	9.26%
Calyon New York Branch	$100,000,000	9.26%
Wells Fargo Bank, N.A.	$100,000,000	9.26%
The Bank of Tokyo-Mitsubishi, UFJ, LTD.	$75,000,000	6.94%
Fortis Bank S.A./N.V., New York Branch	$75,000,000	6.94%
The Royal Bank of Scotland plc	$75,000,000	6.94%
HSBC Bank USA, National Association	$75,000,000	6.94%
DnB NOR Bank ASA	$50,000,000	4.63%
Bank of America, N.A.	$50,000,000	4.63%
UBS Loan Finance LLC	$50,000,000	4.63%
Barclays Bank plc	$50,000,000	4.63%
Morgan Stanley Bank	$50,000,000	4.63%
William Street Credit Corporation	$50,000,000	4.63%
Standard Chartered Bank	$25,000,000	2.32%
US Bank, N.A.	$25,000,000	2.32%
The Bank of Nova Scotia	$15,000,000	1.39%
The Bank of New York Mellon	$15,000,000	1.39%

Execution Version

Exhibit 4.2

AGREEMENT FOR FIRST AMENDMENT

OF FIVE-YEAR REVOLVING CREDIT AGREEMENT

THIS AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR REVOLVING CREDIT AGREEMENT is dated as of November 25, 2008 (this “Amendment Agreement”) and is by and among TRANSOCEAN INC. (the “Borrower”), a Cayman Islands company, the Lenders that are parties to the Credit Agreement referred to below and that are signatories to this Amendment Agreement (collectively, the “Required Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, the lenders that are parties thereto, and the Administrative Agent are parties to a certain Five-Year Revolving Credit Agreement, dated as of November 27, 2007 (the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders and the Issuing Banks identified therein have made certain financial accommodations available to the Borrower; and

WHEREAS, the Borrower has requested that the Required Lenders, the Issuing Banks, and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Required Lenders, the Issuing Banks, and the Administrative Agent are willing to do so;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1. First Amendment of Credit Agreement.

Effective on the First Amendment Effective Date (as defined below), the Credit Agreement, including the Exhibits attached thereto, is hereby amended so that such Credit Agreement and Exhibits, as so amended, shall read in its entirety as attached hereto as Exhibit A (as so amended, the “Amended Credit Agreement”). Except as so amended as set forth herein and in the Amended Credit Agreement, the Credit Agreement shall continue in full force and effect.

2. Conditions to Effectiveness of Amendment Agreement.

Notwithstanding any other provision of this Amendment Agreement and without affecting in any manner the rights of the Lenders hereunder and under the Amended Credit Agreement, it is understood and agreed that this Amendment Agreement shall only become effective on the day (the “First Amendment Effective Date”) the Administrative Agent shall have received the following:

(i) reimbursement or payment of its costs and expenses incurred in connection with this Amendment Agreement or the Credit Agreement;

(ii) executed counterparts to this Amendment Agreement from the Borrower and the Required Lenders;

(iii) copies of amendments, or amendments and restatements, of the 364-Day Credit Agreement and Term Credit Agreement (as such term is defined in the Amended Credit Agreement) that, among other modifications, permit the Redomestication Transactions (as such term is defined in the Amended Credit Agreement) to be consummated without causing or resulting in an “Event of Default” under such 364-Day Credit Agreement or Term Credit Agreement;

(iv) a certificate of the President or a Vice President of the Borrower as to the satisfaction of all conditions to borrowing, the accuracy of all representations and warranties, and the absence of any Default or Event of Default; and

(v) certificates of the Secretary or an Assistant Secretary of the Borrower containing specimen signatures of the persons authorized to execute Credit Documents on the Borrower’s behalf or any other documents provided for herein or therein, together with (x) copies of resolutions of the Board of Directors or other appropriate body of the Borrower authorizing the execution and delivery of the Credit Documents, (y) copies of the Borrower’s memorandum of association and articles of association and other publicly filed organizational documents in its jurisdiction of incorporation and bylaws and other governing documents, if any, and (z) a certificate of incorporation and a certificate of good standing from the appropriate governing agency of the Borrower’s jurisdiction of incorporation.

3. Representation and Warranties. To induce Lenders and the Administrative Agent to enter into this Amendment Agreement, the Borrower hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a) The Borrower has the organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment Agreement and has taken all necessary company action to authorize the execution, delivery and performance hereof. The Borrower has duly executed and delivered this Amendment Agreement and this Amendment Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and equitable principles.

(b) Neither the execution, delivery or performance by the Borrower of this Amendment Agreement nor compliance by it with the terms and provisions hereof, nor the consummation by it of the transactions contemplated herein, will (i) contravene in any material respect any applicable provision of any law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any term, covenant, condition or other provision of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien other than any Permitted Lien upon any of the property or assets of the Borrower or any of its Subsidiaries under, the terms of any material contractual obligation to which the Borrower or any of its Subsidiaries is a party or by which they or any of their properties or assets are bound or to which they may be subject, (iii) violate or conflict with any provision of the memorandum of association and articles of association, charter, articles or certificate of incorporation, partnership or limited liability company agreement, by-laws, or other applicable governance documents of the Borrower or any of its Subsidiaries, or (iv) require any consent or authorization of, or filing with, any governmental authority or other Person, other than any such consents, authorizations or filings which have been made or obtained.

(c) After giving effect to this Amendment Agreement, no Default or Event of Default has occurred and is continuing as of the date hereof.

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(d) All representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as though such representations and warranties have been made on and as of the date hereof, except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date.

(e) Since December 31, 2007, there has occurred no event or effect that has had or could reasonably be expected to have a Material Adverse Effect.

4. Miscellaneous.

(a) Effect of Amendment Agreement. This Amendment Agreement and the Amended Credit Agreement are not, and are not intended to be, a novation of the Credit Agreement or a satisfaction or discharge of any obligations of the parties thereunder. All rights and obligations of the parties to the Credit Agreement as provided therein shall remain and continue in full force and effect, except as otherwise expressly amended as provided herein. Without limiting the foregoing, (i) no Default or Event of Default existing under the Credit Agreement as of the First Amendment Effective Date shall be deemed waived or cured hereby, and (ii) any and all Loans and Letters of Credit outstanding under the Credit Agreement, together with all accrued and unpaid interest thereon, and all fees, expense reimbursement and indemnity obligations, and other amounts outstanding under the terms of the Credit Agreement as of the First Amendment Effective Date shall continue to be outstanding and due and payable as provided in the Credit Agreement except as expressly provided herein. This Amendment Agreement shall constitute a Credit Document for all purposes of the Credit Agreement, and each and every reference in the other Credit Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this Amendment Agreement and as hereafter further amended, restated, supplemented or otherwise modified from time to time.

(b) Successors and Assigns. This Amendment Agreement shall be binding upon the Borrower, each of the Lenders, the Issuing Banks, the Administrative Agent, the Other Agents, and their respective successors and assigns, and shall inure to the benefit of the Borrower, each of the Lenders, the Issuing Banks, the Administrative Agent, the Other Agents, and their respective successors and assigns, including any subsequent holder of any Note.

(c) Counterparts. This Amendment Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same Amendment Agreement.

(d) Legal Fees, Other Costs and Indemnification. The Borrower, upon demand by the Administrative Agent, agrees to pay the reasonable fees and disbursements of legal counsel to the Administrative Agent in connection with the preparation and execution of this Amendment Agreement.

(e) Governing Law. THIS AMENDMENT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AND THE RIGHTS AND DUTIES OF THE PARTIES THERETO, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

(f) Final Agreement. This Amendment Agreement and the Amended Credit Agreement constitute the entire understanding among the Borrower, the Lenders, the Issuing Banks, the Administrative Agent and the Other Agents, and supersedes all earlier or contemporaneous agreements, whether written or oral, concerning the subject matter of this Amendment Agreement.

3

(g) Amendment Agreement. Each Lender that is a party to this Amendment Agreement hereby provides its written consent (for itself and its successors and assigns) to the actions that may be taken in respect of any Defaulting Lender (including such Lender if it becomes a Defaulting Lender) pursuant to Section 2.14(a)(ii) and Section 2.14(c) of the Amended Credit Agreement, subject to the terms and conditions as set forth in such Section 2.14(a)(ii) and Section 2.14(c).

[Signature Pages Follow]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

TRANSOCEAN INC.,
as Borrower

By:	/s/ Chipman Earle
Name:	Chipman Earle
Title:	Associate General Counsel and Corporate
Secretary

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR

REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as an
Issuing Bank and a Lender

By:	/s/ Helen A. Carr
Name:	Helen A. Carr
Title:	Managing Director

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR

REVOLVING CREDIT AGREEMENT

The Bank of New York Mellon,
as a Lender

By:	/s/ Hussam S. Alsahlani
	Name:	Hussam S. Alsahlani
	Title:	Vice President

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR

REVOLVING CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION
As a Lender

By:	/s/John T. Prigge
	Name:	John T. Prigge
	Title:	Assistant Vice President

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR

REVOLVING CREDIT AGREEMENT

WELLS FARGO BANK, N. A.,
As a Lender

By:	/s/ Christina Faith
	Name:	Christina Faith
	Title:	Vice President

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR

REVOLVING CREDIT AGREEMENT

MORGAN STANLEY BANK,
As a Lender

By:	/s/ Melissa James
	Name:	Melissa James
	Title:	Authorized Signatory

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR

REVOLVING CREDIT AGREEMENT

FORTIS BANK S.A./N.V., NEW YORK BRANCH, As a Lender

By:	/s/ John G. Sullivan
Name:	John G. Sullivan
Title:	Managing Director

By:	/s/ Eric Chilton
Name:	Eric Chilton
Title:	Senior Managing Director

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR

REVOLVING CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender

By:	/s/ Andrew Sidford
	Name:	Andrew Sidford
	Title:	Vice President

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR

REVOLVING CREDIT AGREEMENT

HSBC Bank USA, National Association,
as a Lender

By:	/s/ Mercedes Ahumada
	Name:	Mercedes Ahumada
	Title:	Vice President

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR

REVOLVING CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ David Slye
Name:	David Slye
Title:	Senior Vice President

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR

REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Jay Salitza
Name:	Jay Salitza
Title:	Vice President

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR

REVOLVING CREDIT AGREEMENT

William Street Credit Corporation,
as a Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Assistant Vice President

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR

REVOLVING CREDIT AGREEMENT

Standard Chartered Bank,
as a Lender

By:	/s/ Natalia Cucalon
Name:	Natalia Cucalon
Title:	Associate Director

By:	/s/ Robert Reddington
Name:	Robert Reddington
Title:	AVP/Credit Documentation Credit Risk Control

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR

REVOLVING CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI, UFJ, LTD.,
As Co-Documentation Agent and as a Lender

By:	/s/ Linda Terry
Name:	Linda Terry
Title:	Vice President & Manager

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR

REVOLVING CREDIT AGREEMENT

DnB NOR BANK ASA,
As a Lender

By:	/s/ Barbara Gronquist
Name:	Barbara Gronquist
Title:	Senior Vice President

By:	/s/ Cathleen Buckley
Name:	Cathleen Buckley
Title:	Vice President

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR

REVOLVING CREDIT AGREEMENT

UBS Loan Finance LLC,
as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR

REVOLVING CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA,
As a Lender

By:	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF FIVE-YEAR

REVOLVING CREDIT AGREEMENT

EXHIBIT A

Amended Credit Agreement

(attached)

AMENDED FIVE-YEAR REVOLVING CREDIT AGREEMENT

Dated as of November 27, 2007

As Amended on November 25, 2008

Among

TRANSOCEAN INC.,

as Borrower,

THE LENDERS PARTIES HERETO,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

CITIBANK, N.A.

and

CALYON NEW YORK BRANCH,

as Co-Syndication Agents,

and

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

and

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

as Co-Documentation Agents

J.P. MORGAN SECURITIES INC.

and

CITIGROUP GLOBAL MARKETS INC.,

as Co-Lead Arrangers and Joint Bookrunners

i

ii

Section 10.3	Documentary Taxes	68
Section 10.4	Survival of Representations	68
Section 10.5	Survival of Indemnities	68
Section 10.6	Setoff	68
Section 10.7	Notices	69
Section 10.8	Counterparts	71
Section 10.9	Successors and Assigns	71
Section 10.10	Sales and Transfers of Borrowing and Notes; Participations in Borrowings and Notes	71
Section 10.11	Amendments, Waivers and Consents	74
Section 10.12	Headings	74
Section 10.13	Legal Fees, Other Costs and Indemnification	74
Section 10.14	Governing Law; Submission to Jurisdiction; Waiver of Jury Trial	75
Section 10.15	Confidentiality	76
Section 10.16	[Intentionally Omitted]	77
Section 10.17	Severability	77
Section 10.18	Currency Conversion	77
Section 10.19	Exchange Rates	78
Section 10.20	Change in Accounting Principles, Fiscal Year or Tax Laws	79
Section 10.21	Final Agreement	79
Section 10.22	Officer’s Certificates	79
Section 10.23	Effect of Inclusion of Exceptions	79
Section 10.24	Patriot Act Notice	79
Section 10.25	No Fiduciary Duty	80
Section 10.26	Amended Credit Agreement; No Novation	80
Section 10.27	References in Loan Documents	80

Exhibits:

Exhibit 2.3	- Form of Borrowing Request
Exhibit 2.8A	- Form of Master Note
Exhibit 2.12A	- Form of Issuance Request
Exhibit 2.12B	- Form of Letter of Credit Application
Exhibit 2.15	- Mandatory Costs
Exhibit 4.1A	- Form of Opinion of Baker Botts LLP
Exhibit 4.1B	- Form of Opinion of Transocean General Counsel
Exhibit 4.1C	- Form of Opinion of Walkers
Exhibit 6.6	- Form of Compliance Certificate
Exhibit 6.12	- Form of Subsidiary Guaranty
Exhibit 6.19	- Form of Holdings Guaranty
Exhibit 10.10	- Form of Assignment Agreement

Schedules:

Schedule 1.1	- Commitments
Schedule 4.1	- Credit Facilities to be Terminated
Schedule 5.4	- Certain Litigation and Proceedings
Schedule 5.9	- Certain Events or Effects
Schedule 5.15	- Existing Indebtedness
Schedule 5.16	- Existing Liens
Schedule 6.14	- Transactions with Affiliates

iii

AMENDED FIVE-YEAR REVOLVING CREDIT AGREEMENT

THIS AMENDED FIVE-YEAR REVOLVING CREDIT AGREEMENT (the “Agreement”), dated as of November 27, 2007, among TRANSOCEAN INC. (the “Borrower”), a Cayman Islands company, the lenders from time to time parties hereto (each a “Lender” and collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as issuing bank of the Letters of Credit hereunder (JPMorgan Chase Bank, N.A., Calyon New York Branch, and any other Lender that issues a Letter of Credit hereunder, in such capacity, an “Issuing Bank”), CITIBANK, N.A., as a co-syndication agent for the Lenders (in such capacity, together with Calyon New York Branch, the “Co-Syndication Agents”), CALYON NEW YORK BRANCH, as a Co-Syndication Agent and as an Issuing Bank, and CREDIT SUISSE, CAYMAN ISLANDS BRANCH and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as co-documentation agents for the Lenders (in such capacities, collectively the “Co-Documentation Agents”), as amended as of November 25, 2008.

WITNESSETH:

WHEREAS, the Borrower and certain of the Lenders are parties to a Five-Year Revolving Credit Agreement dated as of November 27, 2007 (the “Five-Year Revolving Credit Agreement”) among the Borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders that are parties thereto, pursuant to which there has been established in favor of the Borrower a U.S. $2,000,000,000 revolving credit facility;

WHEREAS, the Borrower has requested that the Five-Year Revolving Credit Agreement be amended in certain respects; and

WHEREAS, pursuant to the terms of that certain Agreement for First Amendment and Restatement of Five-Year Revolving Credit Agreement dated as of November 25, 2008 (the “Amendment Agreement”), the Borrower, the Administrative Agent, the Issuing Banks, and Lenders constituting the Required Lenders under the terms of the Five-Year Revolving Credit Agreement have agreed to amend the Five-Year Revolving Credit Agreement, as such amendments are included and reflected in this Agreement, all on the terms and subject to the conditions set forth in the Amendment Agreement and this Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE 1 DEFINITIONS; INTERPRETATION.

Section 1.1 Definitions. Unless otherwise defined herein, the following terms shall have the following meanings, which meanings shall be equally applicable to both the singular and plural forms of such terms:

“Adjusted LIBOR” means, for any Eurocurrency Borrowing for any Interest Period, a rate per annum determined in accordance with the following formula:

Adjusted LIBOR	=	LIBOR Rate for such Interest Period
1.00 - Statutory Reserve Rate

“Adjusted LIBOR Loan” means a Eurocurrency Loan bearing interest at a rate based on Adjusted LIBOR as provided in Section 2.6(b).

“Administrative Agent” means JPMorgan Chase Bank, N.A., acting in its capacity as administrative agent for the Lenders, and in the case of Loans or Letters of Credit denominated in a currency other than U.S. Dollars, acting through JPMorgan Europe Limited, and any successor Administrative Agent appointed hereunder pursuant to Section 9.7.

“Administrative Agent’s Account” means (a) in the case of Loans and Letters of Credit denominated in U.S. Dollars, the account of the Administrative Agent maintained by the Administrative Agent at its office at 10 South Dearborn, Chicago, Illinois 60603, Attention: Susan Thomas, (b) in the case of Loans and Letters of Credit denominated in any other currency, the account of the Administrative Agent or JPMorgan Europe Limited or other Sub-Agent designated in writing from time to time by the Administrative Agent to the Borrower and the Lenders for such purpose, and (c) in any such case, such other account of the Administrative Agent or the Sub-Agent as is designated in writing from time to time by the Administrative Agent to the Borrower and the Lenders for such purpose.

“Administrative Questionnaire” means, with respect to each Lender, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent duly completed by such Lender.

“Agreement” means this Five-Year Revolving Credit Agreement, as the same may be amended, restated and supplemented from time to time.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of the then determinable of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% and (c) the Adjusted LIBOR (for U.S. dollar borrowings) for a one month Interest Period as appearing at approximately 11:00 a.m. London time on the Reuters BBA Libor Rates Page 3750 on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or Adjusted LIBOR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate, or Adjusted LIBOR, as the case may be.

“Angolan Debt” means the financing incurred for construction and mobilization of a drillship for expected operations offshore Angola, as more particularly described on Schedule 5.15.

“Amendment Agreement” has the meaning ascribed to such term in the recitals to this Agreement.

“Applicable Facility Fee Rate” means, prior to, or on and after, the Redomestication Effective Date, as the case may be, for any day during either such period, based on the Credit Rating then in effect as provided herein, the applicable percentage per annum set forth opposite such Credit Rating:

Credit Rating(S&P/ Moody’s)	Percentage Prior to Redomestication Effective Date	Percentage On and After Redomestication Effective Date
A/A2 or above	0.07%	0.100%

A-/A3	0.08%	0.125%

BBB+/Baa1	0.09%	0.150%

BBB/Baa2	0.11%	0.175%

BBB-/Baa3	0.15%	0.225%

BB+/Ba1 or below	0.17%	0.300%

“Applicable Margin” means, prior to, or on and after, the Redomestication Effective Date, as the case may be, for any day during either such period, (i) for Eurocurrency Rate Borrowings, the applicable percentage per annum set forth in the grid below based on the Borrower’s Credit Rating then in effect as provided herein, and (ii) for Base Rate Borrowings, the Applicable Margin for Eurocurrency Rate Borrowings as determined pursuant to the preceding clause (i), less 100 basis points (1.00%) per annum (but in no event less than zero).

Credit Rating(S&P/ Moody’s)	Percentage Prior to Redomestication Effective Date	Percentage on and after the Redomestication Effective Date
A/A2 or above	0.18%	0.775%

A-/A3	0.22%	0.875%

BBB+/Baa1	0.26%	1.100%

BBB/Baa2	0.39%	1.325%

BBB-/Baa3	0.475%	1.775%

BB+/Ba1 or below	0.580%	2.200%

“Application” means an application for a Letter of Credit as defined in Section 2.12(b).

“Assignment Agreement” means an agreement in substantially the form of Exhibit 10.10 whereby a Lender conveys part or all of its Commitment, Loans and participations in Letters of Credit to another Person that is, or thereupon becomes, a Lender, or increases its Commitments, outstanding Loans and outstanding participations in Letters of Credit, pursuant to Section 10.10.

“Australian Dollars” means the lawful currency of Australia.

“Base Rate Borrowing” means a Borrowing of Base Rate Loans made pursuant to a Borrowing Request as provided in Section 2.3(a) or converted from an outstanding Eurocurrency Borrowing or Borrowings pursuant to Section 2.3(b), Section 8.1(b) or Section 8.2.

“Base Rate Loan” means a Revolving Loan bearing interest prior to maturity at the rate specified in Section 2.6(a).

“Borrower” means Transocean Inc., an exempted company incorporated under the laws of the Cayman Islands and, upon consummation of the Redomestication Transactions, the surviving company in a merger with Transocean-Acquisition.

“Borrowing” means any extension of credit of the same Type made by the Lenders on the same date by way of Revolving Loans having a single Interest Period or a Letter of Credit, including any Borrowing advanced, continued or converted. A Borrowing is “advanced” on the day the Lenders advance funds comprising such Borrowing to the Borrower or a Letter of Credit is issued, increased or extended, is “continued” (in the case of Eurocurrency Loans) on the date a new Interest Period commences for such Borrowing, and is “converted” (in the case of Eurocurrency Loans) when such Borrowing is changed from one Type of Loan to the other, all as requested by the Borrower pursuant to Section 2.3.

“Borrowing Multiple” means, for any Borrowing, (i) in the case of a Borrowing denominated in Dollars, $100,000, (ii) in the case of a Borrowing denominated in Euros, E100,000, (iii) in the case of a Borrowing denominated in Pounds, £50,000, (iv) in the case of a Borrowing denominated in Kroner, 1,000,000 Kroner, (v) in the case of a Borrowing denominated in Canadian Dollars, 150,000 Canadian Dollars, (vi) in the case of a Borrowing denominated in Australian Dollars, 150,000 Australian Dollars and (vii) in the case of a Borrowing denominated in Singapore Dollars, 200,000 Singapore Dollars.

“Borrowing Request” has the meaning ascribed to such term in Section 2.3(a).

“Bridge Credit Agreement” means the Credit Agreement dated as of September 28, 2007 among the Borrower, Goldman Sachs Credit Partners L.P., as administrative agent, and the lenders parties thereto.

“Bridge Facility” means the $15,000,000,000 term loan facility established for the Borrower pursuant to the Bridge Credit Agreement.

“Business Day” means any day other than a Saturday or Sunday on which banks are not authorized or required to close in New York, New York and, if the applicable Business Day relates to the advance or continuation of, conversion into, or payment on a Eurocurrency Borrowing (i) in a currency other than Euros, on which banks are dealing in Dollar, Pound, Australian Dollar, Canadian Dollar, Singapore Dollar or Kroner deposits, as applicable, in the applicable interbank eurocurrency market in London, England, and in the country of issue of the applicable currency, and (ii) in Euros, on which the TARGET payment system is open for the settlement of payments in Euros and on which banks are not authorized or required to close in London, England.

“Calculation Date” means the last Business Day of each calendar quarter.

“Canadian Dollars” or “Cdn.$” means the lawful currency of Canada.

“Capitalized Lease Obligations” means, for any Person, the aggregate amount of such Person’s liabilities under all leases of real or personal property (or any interest therein) which is required to be capitalized on the balance sheet of such Person as determined in accordance with GAAP.

“Cash Equivalents” means (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than twelve (12) months from the date of acquisition, (ii) time deposits and certificates of deposits maturing within one year from the date of acquisition thereof or repurchase agreements with financial institutions whose short-term unsecured debt rating is A or above as obtained from either S&P or Moody’s, (iii) commercial paper or Eurocommercial paper with a rating of at least A-1 by S&P or at least P-1 by Moody’s, with maturities of not more than twelve (12) months from the date of acquisition, (iv) repurchase obligations entered into with any Lender, or any other Person whose short-term senior unsecured debt rating from S&P is at least A-1 or from Moody’s is at least P-1, which are secured by a fully perfected security interest in any obligation of the type described in (i) above and has a market value of the time such repurchase is entered into of not less than 100% of the repurchase obligation of such Lender or such other Person thereunder, (v) marketable direct obligations issued by any state of the

United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within twelve (12) months from the date of acquisition thereof or providing for the resetting of the interest rate applicable thereto not less often than annually and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s, and (vi) money market funds which have at least $1,000,000,000 in assets and which invest primarily in securities of the types described in clauses (i) through (v) above.

“Code” means the Internal Revenue Code of 1986, as amended.

“Co-Documentation Agents” means, collectively, Credit Suisse, Cayman Islands Branch, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., in their capacities as co-documentation agents for the Lenders, and any successor Co-Documentation Agents appointed pursuant to Section 9.7; provided, however, that no such Co-Documentation Agent shall have any duties, responsibilities, or obligations hereunder in such capacity.

“Co-Lead Arrangers” means, collectively, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., acting in their capacities as co-lead arrangers and joint bookrunners for the credit facility described in this Agreement; provided, however, that no such Co-Lead Arrangers shall have any duties, responsibilities, or obligations hereunder in such capacity.

“Collateral” means all property and assets of the Borrower in which the Administrative Agent or the Collateral Agent is granted a Lien for the benefit of the Lenders under the terms of Section 7.4.

“Collateral Account” means the cash collateral account for outstanding undrawn Letters of Credit defined in Section 7.4(b).

“Collateral Agent” means JPMorgan Chase Bank, N.A. acting in its capacity as collateral agent for the Lenders, and in the case of Letters of Credit denominated in a currency other than U.S. Dollars, JPMorgan Europe Limited acting in such capacity, and any successor collateral agent appointed hereunder pursuant to Section 9.7.

“Collateralized Obligations” has the meaning ascribed to such term in Section 7.4(b).

“Commitment” means, relative to any Lender, such Lender’s obligations to make Revolving Loans and participate in Letters of Credit pursuant to Sections 2.1 and 2.12, initially (as of November 27, 2007) in the amount and percentage set forth on Schedule 1.1 hereto or pursuant to Section 10.10, as such obligations may have been or may hereafter be reduced or increased from time to time as expressly provided pursuant to this Agreement.

“Commitment Termination Date” means the earliest of (i) November 27, 2012, subject to the extension thereof pursuant to Section 2.16, (ii) the date on which the Commitments are terminated in full or reduced to zero pursuant to Section 2.13, and (iii) the occurrence of any Event of Default described in Section 7.1(f) or (g) with respect to the Borrower or the occurrence and continuance of any other Event of Default and either (x) the declaration of the Loans to be due and payable pursuant to Section 7.2, or (y) in the absence of such declaration, the giving of written notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower pursuant to Section 7.2 that the Commitments have been terminated; provided, however, that the Commitment Termination Date of any Lender that is a Declining Lender with respect to any requested extension pursuant to Section 2.16 shall be the earlier of (x) the Commitment Termination Date in effect immediately prior to such extension, (y) the date on which the Commitments are terminated in full or reduced to zero pursuant to Section 2.13, and (2) the occurrence of any Event of Default described in Section 7.1(f) or (g) with respect to the Borrower or the occurrence and continuance of any other Event of Default, and either (i) the declaration of the Loans to be due and payable pursuant to Section 7.2, or (ii) in the absence of such declaration, the giving of written notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower pursuant to Section 7.2 that the Commitments have been terminated.

“Compliance Certificate” means a certificate in the form of Exhibit 6.6.

“Confidential Information Memorandum” means the Confidential Information Memorandum of the Borrower dated October 2007, as the same may be amended, restated and supplemented from time to time and distributed to the Lenders prior to the Effective Date.

“Consolidated EBITDA” means, for the Consolidated Group for any period, the sum, determined on a consolidated basis, of (i) operating income plus, (ii) without duplication, and to the extent reflected as a charge in the calculation (or determination) of such operating income for such period, the sum of (a) depreciation, depletion and amortization expense and (b) other non-cash charges reducing operating income for such period (excluding any such non-cash charge to the extent that it represents an accrual or reserve for potential cash charge in any future period or amortization of a prepaid cash charge that was paid in any prior period), less (iii) other non-cash gains increasing operating income for such period (excluding any such non-cash gain to the extent it represents the reversal of an accrual or reserve for potential cash gain in any prior period), in each case determined in accordance with GAAP for such period; it being understood and agreed that, with respect to any period prior to the GSF Merger, Consolidated EBITDA shall be calculated with respect to such period on a pro forma basis using the historical consolidated financial statements of GSF and its Subsidiaries and the consolidated financial statements of the Borrower and its Subsidiaries (excluding GSF and its Subsidiaries) which shall be reformulated as if the GSF Merger had been consummated at the beginning of such period.

“Consolidated Group” means, collectively, (i) prior to consummation of the Redomestication Transactions, the Borrower and its Subsidiaries, and (ii) upon consummation of the Redomestication Transactions, Holdings, the Borrower, and their respective Subsidiaries. Each Person that is Holdings, Borrower or a Subsidiary thereof included in the Consolidated Group at any time is referred to herein as a “Member of the Consolidated Group.”

“Consolidated Indebtedness” means all Indebtedness of the Consolidated Group that would be reflected on a consolidated balance sheet of such Persons prepared in accordance with GAAP.

“Consolidated Indebtedness to Total Tangible Capitalization Ratio” means, at any time, the ratio of Consolidated Indebtedness at such time to Total Tangible Capitalization at such time.

“Consolidated Net Assets” means, as of any date of determination, an amount equal to the aggregate book value of the assets of the Consolidated Group and, to the extent of the equity interest of the Consolidated Group therein, SPVs at such time, minus the current liabilities of the Consolidated Group, all as determined on a consolidated basis in accordance with GAAP based on the most recent quarterly or annual consolidated financial statements referred to in Section 5.8 or delivered (or publicly filed) as provided in Section 6.6(a), as the case may be.

“Consolidated Tangible Net Worth” means, as of any date of determination, consolidated shareholders equity of the Consolidated Group determined in accordance with GAAP but excluding the effect on shareholders equity of cumulative foreign exchange translation adjustments, and less the net book amount of all assets of the Consolidated Group that would be classified as intangible assets on the consolidated balance sheet of the Consolidated Group as of such date prepared in accordance with GAAP. For purposes of this definition, SPVs shall be accounted for pursuant to the equity method of accounting.

“Controlling Affiliate” means for any Person, (i) any other Person that directly or indirectly through one or more intermediaries controls, or is under common control with, such Person and (ii) any other Person owning beneficially or controlling ten percent (10%) or more of the equity interests having ordinary voting power for the election of directors of such Person. As used in this definition, “control” means the power, directly or indirectly, to direct or cause the direction of management or policies of a Person (through ownership of voting securities or other equity interests, by contract or otherwise).

“Co-Syndication Agents” means collectively, Calyon New York Branch and Citibank, N.A., acting in their capacities as co-syndication agents for the Lenders, and any successor Co-Syndication Agents appointed pursuant to Section 9.7; provided, however, that such Co-Syndication Agents shall not have any duties, responsibilities or obligations hereunder in such capacity.

“Credit Documents” means (i) this Agreement, (ii) the Notes, (iii) the Applications, (iv) the Letters of Credit, (v) upon consummation of the Redomestication Transactions, the Holdings Guaranty, and (vi) any Subsidiary Guaranties in effect from time to time.

“Credit Rating” means (x) prior to the Redomestication Effective Date, the rating (either express or implied) by S&P and Moody’s on the Borrower’s non-credit enhanced senior unsecured long-term debt, and (y) on and after the Redomestication Effective Date, the rating (either express or implied) by S&P and Moody’s on the non-credit enhanced senior unsecured long-term debt of the Borrower supported by guaranties of Holdings. For purposes of determining the Applicable Facility Fee Rate and Applicable Margin as provided herein, if such ratings differ (i) by one rating, the higher rating will apply, (ii) by two ratings, the rating which falls between the two ratings will apply, or (iii) by more than two ratings the rating that is one level above the lower of the two ratings will apply. If only one such rating is issued by S&P or Moody’s, such rating will apply. The Borrower shall give written notice to the Administrative Agent of any changes to such ratings, within three (3) Business Days thereof, and any change to the Applicable Facility Fee Rate and Applicable Margin shall be effective on the date of the relevant change. Notwithstanding the foregoing, if the Borrower shall at any time fail to have in effect at least one such rating on the Borrower’s such non-credit enhanced senior unsecured long-term debt, the Borrower shall seek and obtain (if not already in effect), within thirty (30) days after such rating first ceases to be in effect, a corporate credit rating or a bank loan rating from Moody’s and/or S&P (or if neither Moody’s nor S&P issues such types of ratings or ratings comparable thereto, from another nationally recognized rating agency approved by each of the Borrower and the Administrative Agent), and the Applicable Facility Fee Rate and Applicable Margin in effect prior to the issuance of such corporate credit rating or bank loan rating shall be the same as the Applicable Facility Fee Rate and Applicable Margin, as the case may be, in effect at the time such senior unsecured long-term debt rating ceases to be in effect.

“Currency Rate Protection Agreement” means any foreign currency exchange and future agreements, arrangements and options designed to protect against fluctuations in currency exchange rates.

“Declining Lender” has the meaning ascribed to such term in Section 2.16.

“Default” means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

“Defaulting Lender” means any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, any Issuing Bank, or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement, (c) failed, within three Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit, (d) otherwise failed to pay over to the Administrative Agent or any Issuing Bank or other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) become or is insolvent.

“Dollar” and “U.S. Dollar” and the sign “$” mean lawful money of the United States of America.

“Dollar Equivalent” means, on any date of determination (i) with respect to any amount in Dollars, such amount, and (ii) with respect to any amount in any currency other than U.S. Dollars, the equivalent in Dollars of such amount, determined by the Administrative Agent using the applicable Exchange Rate with respect to such currency at the time in effect pursuant to Section 10.19 or as otherwise expressly provided herein.

“Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is or was sponsored, maintained or contributed to by, or required to be contributed to by, the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates.

“EMU Legislation” means the legislative measures of the European Union for the introduction of, changeover to or operation of the Euro in one or more member states.

“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating to any Environmental Law (“Claims”) or any permit issued under any Environmental Law, including, without limitation, (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to the environment.

“Environmental Law” means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect, including any judicial or administrative order, consent, decree or judgment, relating to the environment.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor thereto.

“ERISA Affiliate” means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of the Borrower or any other Member of the Consolidated Group shall continue to be considered an ERISA Affiliate of the Borrower or any such other Member of the Consolidated Group within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of the Borrower or such other Member of the Consolidated Group and with respect to liabilities arising after such period for which the Borrower or such other Member of the Consolidated Group could be liable under the Code or ERISA.

“ERISA Event” means (i) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on the Borrower or any other Member of the Consolidated Group of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the U.S. Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Code; or (xi) the imposition of a Lien pursuant to Section 430(k) of the Code or pursuant to ERISA with respect to any Pension Plan.

“EURIBO Rate” means, for any Interest Period, the rate appearing on Page 248 of the Moneyline Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as reasonably determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Euro by reference to the Banking Federation of the European Union Settlement Rates for deposits in Euro) at approximately 10:00 a.m., London time, two Business Days prior to the commencement of such Interest Period or, if for any reason such rate is not available, the average (rounded to the nearest  1/ 100 of 1% per annum) of the respective rates per annum at which deposits in Euros are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank’s Revolving Loan to be outstanding during such Interest Period and for a period equal to such Interest Period (subject, however, to the provisions of Section 2.4).

“Euro” or “E” means the single currency of the European Union as constituted by the Treaty on European Union and as referred to in the EMU Legislation for the introduction of, changeover to or operation of the Euro in one or more member states.

“Eurocurrency”, when used in reference to any Loan or Borrowing, means such Loan, or the Loans comprising such Borrowing, shall bear interest at a rate determined by reference to Adjusted LIBOR and the Applicable Margin.

“Eurocurrency Borrowing” means a Borrowing of Eurocurrency Loans made pursuant to a Borrowing Request as provided in Section 2.3(a) or continued as Eurocurrency Loans or converted to Eurocurrency Loans from Base Rate Loans pursuant to Section 2.3(b).

“Eurocurrency Loan” means a Revolving Loan bearing interest before maturity at the rate specified in Section 2.6(b).

“Event of Default” means any of the events or circumstances specified in Section 7.1.

“Exchange Rate” means on any day, with respect to Euros, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars, or Kroner, the rate at which such currency may be exchanged into Dollars, as set forth at approximately 11:00 A.M. on such day on the applicable page of the Bloomberg Service reporting the exchange rates for such currency. In the event such exchange rate does not appear on the applicable page of such service, the Exchange Rate shall be determined by reference to such other publicly available services for displaying currency exchange rates as may be agreed upon by the Administrative Agent, the Issuing Bank, and the Borrower, or, in the absence of such agreement, such Exchange Rate shall instead be determined by the Administrative Agent and Issuing Bank, as applicable, based on current market spot rates in accordance with the provisions of Section 10.19; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent or Issuing Bank, as applicable, after consultation with the Borrower, may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

“Extending Lender” has the meaning ascribed to such term in Section 2.16.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the nearest  1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the nearest  1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“First Amendment Effective Date” has the meaning ascribed to such term in the Amendment Agreement.

“Five-Year Revolving Credit Agreement” has the meaning ascribed to such term in the recitals to this Agreement.

“Foreign Currency Sublimit” means $200,000,000.

“Foreign Plan” means any pension, profit sharing, deferred compensation, or other employee benefit plan, program or arrangement maintained by the Borrower or, after the Redomestication Effective

Date, Holdings, or any foreign Subsidiary of the Borrower or Holdings which, under applicable local law, is required to be funded through a trust or other funding vehicle, but shall not include any benefit provided by a foreign government or its agencies.

“GAAP” means generally accepted accounting principles from time to time in effect as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board or in such other statements, opinions and pronouncements by such other entity as may be approved by a significant segment of the U.S. accounting profession, including, as applicable, the International Financial Reporting Standards.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“GSF” means GlobalSantaFe Corporation, a Cayman Islands company that was the subject of the GSF Merger with GSF Merger Sub pursuant to the GSF Merger Agreement.

“GSF Merger” means the merger (by way of a scheme of arrangement qualifying as an amalgamation under the Companies Law of the Cayman Islands) of GSF with GSF Merger Sub pursuant to the GSF Merger Agreement.

“GSF Merger Agreement” means that certain Agreement and Plan of Merger dated as of July 21, 2007 among the Borrower, GSF and GSF Merger Sub, including all schedules, exhibits and annexes thereto.

“GSF Merger Documentation” means, collectively, the GSF Merger Agreement and all material documents (including all schedules, exhibits, and annexes thereto) affecting the terms thereof or entered into in connection therewith.

“GSF Merger Sub” means Transocean Worldwide Inc., a Cayman Islands company wholly owned by the Borrower.

“GSF Merger Transactions” means the GSF Merger, the reclassification of the Borrower’s ordinary shares, and the related transactions as provided in the GSF Merger Agreement.

“Guarantor” means (i) any Subsidiary of the Borrower required to execute and deliver a Subsidiary Guaranty hereunder as provided in Section 6.12(j), in each case unless and until the relevant Subsidiary Guaranty is terminated as provided in Section 6.12(j), and (ii) on and after the Redomestication Effective Date, Holdings.

“Guaranty” by any Person means all contractual obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business) of such Person guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or to purchase any property or assets constituting security therefor, primarily for the purpose of assuring the owner of such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness; or (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness, or (y) to maintain working capital or other balance sheet condition, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness, in each case primarily for the purpose of assuring the owner of such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness; or (iii) to lease property, or to purchase securities or other property or services, of the primary obligor, primarily for the purpose of assuring the owner of such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness; or (iv) otherwise to assure the owner of such Indebtedness of the primary obligor against loss in respect thereof. For the purpose of all computations made under this Agreement, the amount of a Guaranty in respect of any Indebtedness shall be deemed to be equal to the amount that would apply if such Indebtedness was the direct obligation of such Person rather than the primary obligor or, if less, the maximum aggregate potential liability of such Person under the terms of the Guaranty.

“Hazardous Material” has the meaning ascribed to such term in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Acts of 1986, and shall also include petroleum, including crude oil or any fraction thereof, or any other substance defined as “hazardous” or “toxic” or words with similar meaning and effect under any Environmental Law applicable to the Borrower or other Members of the Consolidated Group.

“Highest Lawful Rate” means the maximum nonusurious interest rate, if any, that any time or from time to time may be contracted for, taken, reserved, charged or received on any Loans, under laws applicable to any of the Lenders which are presently in effect or, to the extent allowed by applicable law, under such laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow. Determination of the rate of interest for the purpose of determining whether any Loans are usurious under all applicable laws shall be made by amortizing, prorating, allocating, and spreading, in equal parts during the period of the full stated term of the Loans, all interest at any time contracted for, taken, reserved, charged or received from the Borrower in connection with the Loans.

“Holdings” means Transocean Ltd., a Swiss corporation registered in Zug, Switzerland and, upon consummation of the Redomestication Transactions, the sole shareholder of the Borrower.

“Holdings Guaranty” means the Guaranty executed and delivered by Holdings pursuant to Section 6.19 guaranteeing all Loans, Reimbursement Obligations, and other Obligations of the Borrower owing at any time under this Agreement or any other Credit Document.

“Indebtedness” means, for any Person, the following obligations of such Person, without duplication: (i) obligations of such Person for borrowed money; (ii) obligations of such Person representing the deferred purchase price of property or services other than accounts payable and accrued liabilities arising in the ordinary course of business and other than amounts which are being contested in good faith and for which reserves in conformity with GAAP have been provided; (iii) obligations of such Person evidenced by bonds, notes, bankers acceptances, debentures or other similar instruments of such Person, or obligations of such Person arising, whether absolute or contingent, out of letters of credit issued for such Person’s account or pursuant to such Person’s application securing Indebtedness; (iv) obligations of other Persons, whether or not assumed, secured by Liens (other than Permitted Liens) upon property or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, but only to the extent of such property’s fair market value; (v) Capitalized Lease Obligations of such Person; (vi) obligations under Interest Rate Protection Agreements and Currency Rate Protection Agreements; and (vii) obligations of such Person pursuant to a Guaranty of any of the foregoing obligations of another Person; provided, however, Indebtedness shall exclude Non-recourse Debt and any Indebtedness attributable to the mark-to-market treatment of obligations of the type described in clause (vi) in the definition of Indebtedness and any actual fair value adjustment arising from any Interest Rate Protection Agreements and Currency Rate Protection Agreements that have been cancelled or otherwise terminated before their scheduled expiration, in each case in respect of Interest Rate Protection Agreements and Currency Rate Protection Agreements entered into in the ordinary course of business and not for investment or speculative purposes. For purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture to the extent such Indebtedness is recourse to such Person.

“Indentures” means, collectively (i) the Indenture dated as of December 11, 2007, between the Borrower and Wells Fargo Bank, National Association, Trustee, together with the First Supplemental Indenture and Second Supplemental Indenture thereto, each dated as of December 11, 2007, (ii) the Indenture dated as of February 1, 2003 between GlobalSantaFe Corporation and Wilmington Trust Company, Trustee, together with the First Supplemental Indenture thereto dated as of November 27, 2007, (iii) the Indenture dated as of September 1, 1997, between Global Marine Inc. and Wilmington Trust Company, Trustee, together with the First Supplemental Indenture thereto dated as of June 23, 2000, and Second Supplemental Indenture thereto dated as of November 20, 2001, and (iv) the Indenture dated as of April 15, 1997, between Transocean Offshore Inc. and Texas Commerce Bank National Association, Trustee, together with the First Supplemental Indenture thereto dated as of April 15, 1997, the Second Supplemental Indenture thereto dated as of May 14, 1997, the Third Supplemental Indenture thereto dated as of May 24, 2000, and the Fourth Supplemental Indenture thereto dated as of May 11, 2001, in each case with all other supplemental indentures, amendments and modifications thereto, and all notes and debentures issued pursuant to the provisions thereof.

“Interest Payment Date” means (a) with respect to any Base Rate Loan, the last day of each March, June, September and December and (b) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Initial Effective Date” means November 27, 2007.

“Interest Period” means with respect to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or if available from each Lender making a Loan as part of such Borrowing, any other period), in each case as the Borrower may elect. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interest Rate Protection Agreement” means any interest rate swap, interest rate cap, interest rate collar, or other interest rate hedging agreement or arrangement designed to protect against fluctuations in interest rates.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuing Bank” means each of JPMorgan Chase Bank, N.A., Calyon New York Branch, and each other Lender agreeing with the Borrower and the Administrative Agent to act as an Issuing Bank in respect of a Letter of Credit requested by the Borrower to be issued under this Agreement.

“Kroner” means lawful money of the Kingdom of Norway.

“L/C Documents” means the Letters of Credit, any Issuance Requests and Applications with respect thereto, any draft or other document presented in connection with a drawing thereunder, and this Agreement.

“L/C Obligations” means as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all unpaid Reimbursement Obligations. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 2.12(e). For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lender” is defined in the preamble.

“Lending Office” means the “Lending Office” of such Lender (or an Affiliate of such Lender) designated for each Type and/or currency of Loan or Letter of Credit in the Administrative Questionnaire submitted by such Lender or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans and Letters of Credit of such Type and/or currency are to be made and maintained.

“Letter of Credit” means any of the letters of credit to be issued by an Issuing Bank for the account of the Borrower pursuant to Section 2.12(a).

“Letter of Credit Maximum Amount” means, at any time, the lesser of (i) $2,000,000,000 and (ii) the Revolving Credit Commitment Amount in effect at such time; provided, however, that (i) neither JPMorgan Chase Bank, N.A. nor Calyon New York Branch shall be required to issue Letters of Credit or have outstanding at any time L/C Obligations with an aggregate Dollar Equivalent in excess of $500,000,000 for either such Issuing Bank, except as may otherwise be agreed in writing by JPMorgan Chase Bank, N.A. or Calyon New York Branch, as the case may be, and (ii) no other Issuing Bank shall be required to issue Letters of Credit or have outstanding at any time L/C Obligations with an aggregate Dollar Equivalent in excess of an amount to be agreed in writing by the Borrower and such Issuing Bank.

“Leverage Ratio” means, at any date of determination, the ratio of (a) (i) Consolidated Indebtedness of the Consolidated Group as at the end of the then most recently ended fiscal quarter of the Borrower minus (ii) the aggregate amount as at such date of unrestricted cash on which no Lien or restriction whatsoever exists (other than usual and customary rights of set-off for deposit account fees and expenses required by financial institutions where such cash is deposited) and cash deposited in restricted accounts that require the payee of such Indebtedness to consent to withdrawal thereof and earmarked for amortization of such Indebtedness (other than the portion thereof payable against interest) to (b) Consolidated EBITDA for the then most recently ended fiscal quarter of the Borrower and the immediately preceding three fiscal quarters.

“LIBOR Rate” means, for any Interest Period for each Eurocurrency Loan, an interest rate per annum equal to (a) in the case of any Revolving Loan denominated in any currency other than Euro, the rate per annum appearing on Reuters BBA Libor Rates Page 3750 (or any successor page) as the London interbank offered rate for deposits in the applicable currency at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period (or, in the case of deposits in Pounds, at approximately 11:00 A.M. (London time) on the first day of such Interest Period) for a term comparable to such Interest Period or, if for any reason such rate is not available, the average (rounded to the nearest  1/100 of 1% per annum) of the rate per annum at which deposits in the applicable currency are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period (or, in the case of deposits in Pounds, at approximately 11:00 A.M. (London time) on the first day of such Interest Period) in an amount substantially equal to such Reference Bank’s Eurocurrency Loan comprising part of such Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period or, (b) in the case of any Revolving Loan denominated in Euros, the EURIBO Rate.

“Lien” means any interest in any property or asset in favor of a Person other than the owner of such property or asset and securing an obligation owed to, or a claim by, such Person, whether such interest is based on the common law, statute or contract, including, but not limited to, the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale, security agreement or trust receipt, or a lease, consignment or bailment for security purposes.

“Loan” means (i) a Base Rate Loan or (ii) a Eurocurrency Loan, as the case may be, and “Loans” means two or more of any such Loans.

“Loan Party” means each of (i) the Borrower, (ii) upon consummation of the Redomestication Transactions, Holdings, and (iii) any Subsidiary that has executed and delivered a Subsidiary Guaranty as provided in Section 6.12(j), in each case unless and until the relevant Subsidiary Guaranty is terminated as provided in Section 6.12(j).

“Mandatory Cost” means in relation to any relevant period and sum, the addition to the interest rate determined in accordance with Exhibit 2.15 hereto.

“Material Adverse Effect” means a material adverse effect on (i) the business, assets, operations or condition of the Borrower and its Subsidiaries taken as a whole, or (ii) the Borrower’s ability to perform any of its payment obligations under this Agreement or the Notes, or in respect of the Letters of Credit.

“Maturity Date” means the earlier of (i) the Commitment Termination Date, and (ii) the date on which the Loans have become due and payable pursuant to Section 7.2 or 7.3.

“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Multiemployer Plan” means any Employee Benefit Plan that is a “multiemployer plan” as defined in Section 3(37) of ERISA

“Non-recourse Debt” means with respect to any Person (i) obligations of such Person against which the obligee has no recourse to such Person except as to certain named or described present or future assets or interests of such Person, and (ii) the obligations of SPVs to the extent the obligee thereof has no recourse to the Borrower or any other Member of the Consolidated Group, except as to certain specified present or future assets or interests of SPVs.

“Note” means any of the promissory notes of the Borrower defined in Section 2.8.

“Obligations” means all obligations of the Borrower to pay fees, costs and expenses hereunder, to pay principal or interest on Loans and Reimbursement Obligations, and to pay any other obligations to the Administrative Agent or any Lender or Issuing Bank arising under any Credit Document.

“Other Agents” means, collectively, the Co-Syndication Agents, and the Co-Documentation Agents.

“Pacific Drilling Debt” means the Indebtedness incurred to finance up to 50% of the construction and mobilization costs of two drillships under construction in Korea to be owned by the Pacific Drilling joint venture, as more particularly described on Schedule 5.15.

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, signed into law October 26, 2001, as amended from time to time.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, that is subject to Section 412 of the Code or Section 302 of ERISA.

“Percentage” means, for each Lender, the percentage of the Commitments represented by such Lender’s Commitment; provided, that, if the Commitments are terminated, each Lender’s Percentage shall be calculated based on such Lender’s pro rata share of the total Loans and L/C Obligations then outstanding or, if no Loans or L/C Obligations are then outstanding, its Commitment in effect immediately before such termination, subject to any assignments by such Lender of Obligations pursuant to Section 10.10.

“Performance Guaranties” means all Guaranties of the Borrower or any other Member of the Consolidated Group delivered in connection with the construction financing of drill ships, offshore mobile drilling units or offshore drilling rigs for which firm drilling contracts have been obtained by the Borrower, any other Member of the Consolidated Group or a SPV.

“Performance Letters of Credit” means all letters of credit for the account of the Borrower, or any other Member of the Consolidated Group or a SPV issued as support for Non-recourse Debt or a Performance Guaranty.

“Permitted Business” has the meaning ascribed to such term in Section 6.8.

“Permitted Jurisdiction” means any of the Cayman Islands or the United States or any State thereof (including the District of Columbia).

“Permitted Liens” means the Liens permitted as described in Section 6.11.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or any agency or political subdivision thereof.

“Petrobras Lease” means the 20-year lease financing between a subsidiary of the Borrower and subsidiaries of Petroleo Brasileiro S.A. and Mitsui & Co., Ltd. for a new ultra-deepwater drillship (Petrobras 10000), as more particularly described on Schedule 5.15.

“Plan” means an employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that is either (i) maintained by the Borrower or any other Member of the Consolidated Group, or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any other Member of the Consolidated Group is then making or accruing an obligation to make contributions or has within the preceding five (5) plan years made or had an obligation to make contributions.

“Pounds” means the lawful currency of the United Kingdom.

“Prime Rate” means the fluctuating commercial loan rate announced by the Administrative Agent from time to time at its New York office (or other corresponding office, in the case of any successor Administrative Agent) as its prime rate or base rate for U.S. dollar loans in the United States of America in effect on such day (which prime rate or base rate as so announced may not be the lowest rate charged by the Administrative Agent on such loans to any of its customers), with any change in such prime rate or base rate resulting from a change in such announced rate to be effective on the date of the relevant change.

“Redomestication Effective Date” means the first date on which all of the Redomestication Transactions shall have been consummated and become effective pursuant to the terms of the Redomestication Merger Agreement and the Redomestication Schemes of Arrangement.

“Redomestication Merger Agreement” means the Agreement and Plan of Merger dated as of October 9, 2008 among the Borrower, Transocean-Acquisition and Holdings, as amended provided such amendment is not adverse to the interests of the Lenders in any material respects.

“Redomestication Schemes of Arrangement” means the schemes of arrangement under Cayman Islands law pursuant to which the Borrower shall merge with Transocean-Acquisition, with the Borrower being the surviving company in such merger, and the Borrower’s ordinary shares shall be exchanged for registered shares of Holdings.

“Redomestication Transactions” means the transactions pursuant to which, among other things (i) the Borrower shall organize or cause to be organized (x) Holdings as a direct wholly owned subsidiary of the Borrower, and (y) Transocean-Acquisition, as a direct wholly owned subsidiary of Holdings, (ii) the Borrower shall merge with Transocean-Acquisition, pursuant to the Redomestication Merger Agreement and by way of the Redomestication Schemes of Arrangement as provided in such Redomestication Merger Agreement, with the Borrower being the surviving company in such merger and the direct wholly owned subsidiary of Holdings, and (iii) Holdings shall issue, pursuant to the Redomestication Merger Agreement, one registered share of Holdings in exchange for each ordinary share of the Borrower issued and outstanding immediately prior to such merger.

“Reference Banks” means JPMorgan Chase Bank, N.A. and Citibank, N.A. or if any such Lender assigns all of its Commitment and the Loans owing to it in accordance with Section 10.10, such other Lender as may be designated by the Administrative Agent and approved by the Borrower (such approval not to be unreasonably withheld).

“Reimbursement Obligations” has the meaning ascribed to such term in Section 2.12(c).

“Replacement Lender” has the meaning ascribed to such term in Section 2.16.

“Required Lenders” means, Lenders having Revolving Credit Exposures and unused Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and unused Commitments at such time or, if the Commitments have been terminated or expired, Lenders having more than 50% of the sum of the total Revolving Credit Exposures of all Lenders (in each case determined on the basis of the Dollar Equivalent of any amounts denominated in any currencies other than U.S. Dollars).

“Reset Date” has the meaning assigned to such term in Section 10.19.

“Revolving Credit” means the credit facility for making Revolving Loans and issuing Letters of Credit described in Sections 2.1 and 2.12.

“Revolving Credit Commitment Amount” means an amount equal to $2,000,000,000, as such amount may be reduced from time to time pursuant to the terms of this Agreement.

“Revolving Credit Exposure” means, with respect to any Lender at any time, the sum at such time, without duplication, of (i) such Lender’s applicable Percentage of the Dollar Equivalent of the principal amounts of the outstanding Revolving Loans, and (ii) such Lender’s applicable Percentage of the Dollar Equivalent of the aggregate outstanding L/C Obligations.

“Revolving Loan” means each of the revolving loans defined in Section 2.1.

“Revolving Obligations” means the sum of the Dollar Equivalent of the principal amount of all Revolving Loans and L/C Obligations outstanding.

“Sale-Leaseback Transaction” means any arrangement whereby the Borrower or any other Member of the Consolidated Group shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease property that it intends to use for substantially the same purpose or purposes as the property sold or transferred; provided, however, Sale-Leaseback Transaction shall exclude any transaction between Members of the Consolidated Group.

“S&P” means Standard & Poor’s Ratings Group or any successor thereto.

“SEC” means the Securities and Exchange Commission and any Governmental Authority succeeding to the regulatory jurisdiction thereof.

“Significant Subsidiary” has the meaning ascribed to it under Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended.

“Singapore Dollars” means the lawful currency of Singapore.

“Specified Currency” means each of the following currencies: Kroner, Australian Dollars and Singapore Dollars.

“Solvent” when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

“SPV” means any Person (excluding the Borrower and Holdings) that is designated by the Borrower as a SPV, provided that the Borrower shall not designate as a SPV any Subsidiary that owns, directly or indirectly, any other Subsidiary that has total assets (including assets of any Subsidiaries of such other Subsidiary, but excluding any assets that would be eliminated in consolidation with the Borrower and its Subsidiaries) which equates to at least five percent (5%) of the Consolidated Group’s Total Assets, or that had net income (including net income of any Subsidiaries of such other Subsidiary, all before discontinued operations and income or loss resulting from extraordinary items, but excluding revenues and expenses that would be eliminated in consolidation with the Consolidated Group and excluding any loss or gain resulting from the early extinguishment of Indebtedness) during the most recently completed fiscal year of the Borrower or, after the Redomestication Effective Date, Holdings, in excess of the greater of (i) $1,000,000, and (ii) fifteen percent (15%) of the net income (before discontinued operations and income or loss resulting from extraordinary items and excluding any loss or gain resulting from the early extinguishment of Indebtedness) for the Consolidated Group, all as determined on a consolidated basis in accordance with GAAP during such fiscal year of the Borrower or, after the Redomestication Effective Date, Holdings. The Borrower may elect to treat any Subsidiary as a SPV (provided such Subsidiary would otherwise qualify as such), and may rescind any such prior election, by giving written notice thereof to the Administrative Agent specifying the name of such Subsidiary or SPV, as the case may be, and the effective date of such election, which shall be a date within sixty (60) days after the date such notice is given. The election to treat a particular Person as a SPV may only be made once.

“Statutory Reserve Rate” means, with respect to any currency, the aggregate of the maximum reserve, liquid asset or similar percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by any Governmental Authority of the United States or of the jurisdiction of such currency or any jurisdiction in which Loans in such currency are made to which banks in such jurisdiction are subject for any category of deposits or liabilities customarily used to fund loans in such currency or by reference to which interest rates applicable to loans in such currency are determined. Such reserve, liquid asset or similar percentages shall include those imposed pursuant to Regulation D of the Board of Governors of the Federal Reserve System. Eurocurrency Loans shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any other applicable law, rule or regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Sub-Agent” means any affiliate or correspondent bank of the Administrative Agent designated by it to perform any duties or responsibilities of the Administrative Agent under this Agreement and the other Credit Documents.

“Subsequent Redomestication Transactions” means transactions that (i) are permitted pursuant to Section 6.10(a) and (b), (ii) effect a redomestication of Holdings or the Borrower in a Permitted Jurisdiction, and (iii) do not result in ownership of the voting shares of the surviving redomesticated company in such transactions that would otherwise have constituted an Event of Default pursuant to Section 7.1(j) as a result of a corresponding change in share ownership of Holdings.

“Subsidiary” means, for any Person, any other Person (other than, except in the context of Section 6.6(a), a SPV) of which more than fifty percent (50%) of the outstanding stock or comparable equity interests having ordinary voting power for the election of the board of directors of such corporation, any managers of such limited liability company or similar governing body (irrespective of whether or not at the time stock or other equity interests of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency), is at the time directly or indirectly owned by such former Person or by one or more of its Subsidiaries. Without limiting the foregoing, (i) upon the effectiveness of the GSF Merger, all Subsidiaries of GSF at the effective time of the GSF Merger shall have become Subsidiaries of the Borrower, and (ii) upon consummation of the Redomestication Transactions, the Borrower and all Subsidiaries of the Borrower immediately prior to such consummation shall become Subsidiaries of Holdings.

“Subsidiary Debt Basket Amount” has the meaning ascribed to such term in Section 6.12(i).

“Subsidiary Guaranty” means any Guaranty of any Subsidiary delivered pursuant to Section 6.12(j).

“TARGET” means the Trans-European Automated Real-Time Gross Settlement Express Transfer system.

“Taxes” has the meaning set forth in Section 5.10.

“Term Credit Agreement” means the Term Credit Agreement dated as of March 13, 2008, among the Borrower, the lenders that are parties thereto, and Citibank, N.A., as administrative agent for such lenders (as the same may be amended, supplemented and restated from time to time).

“364-Day Credit Agreement” means the 364-Day Revolving Credit Agreement dated as of November 25, 2008 among the Borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders that are parties thereto (as the same may be amended, supplemented and restated from time to time).

“Total Assets” means, as of any date of determination, the aggregate book value of the assets of the Consolidated Group determined on a consolidated basis in accordance with GAAP as of such date.

“Total Tangible Capitalization” means, as of any date of determination, the sum of Consolidated Indebtedness plus Consolidated Tangible Net Worth as of such date.

“Transocean-Acquisition” means Transocean Cayman Ltd., a Cayman Islands company formed prior to consummation of the Redomestication Transactions as a direct wholly owned Subsidiary of Holdings and which, upon consummation of the Redomestication Transactions, shall be merged with the Borrower as provided in the Redomestication Merger Agreement and the Redomestication Schemes of Arrangement, with the Borrower being the surviving company in such merger.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to Adjusted LIBOR or the Alternate Base Rate.

“Unfunded Vested Liabilities” means, for any Plan at any time, the amount (if any) by which the present value of all vested nonforfeitable accrued benefits under such Plan (determined on the basis of the actuarial assumptions specified for funding purposes in the most recent actuarial valuation for such Plan) exceeds the fair market value of all Plan assets allocable to such benefits, determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of the Borrower or any other Member of the Consolidated Group to the PBGC or such Plan.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

Section 1.2 Time of Day. Unless otherwise expressly provided, all references to time of day in this Agreement and the other Credit Documents shall be references to New York, New York time.

Section 1.3 Accounting Terms; GAAP. Except as otherwise expressly provided herein, and subject to the provisions of Section 10.20, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

ARTICLE 2 THE CREDIT FACILITIES.

Section 2.1 Commitments for Revolving Loans. Subject to the terms and conditions hereof, each Lender severally and not jointly agrees to make one or more loans (each a “Revolving Loan”) to the Borrower from time to time prior to the Commitment Termination Date applicable to such Lender on a revolving basis in an aggregate amount not to exceed at any time outstanding an amount equal to its Commitment, subject to any reductions thereof pursuant to the terms of this Agreement; provided, however, that no Lender shall be required to make any Revolving Loan if, after giving effect thereto, (i) the Dollar Equivalent of the aggregate principal amount of the Revolving Loans and the L/C Obligations of all Lenders (determined in accordance with Section 10.19) would thereby exceed the Revolving Credit Commitment Amount then in effect; or (ii) the Dollar Equivalent of the Revolving Credit Exposure of such Lender (determined in accordance with Section 10.19) would thereby exceed its Commitment then in effect. Each Borrowing of Revolving Loans shall be made ratably from the Lenders in proportion to their respective Percentages. Revolving Loans of each Lender may be repaid, in whole or in part, and all or any portion of the principal amounts thereof reborrowed, before the Commitment Termination Date applicable to such Lender, subject to the terms and conditions hereof. Funding of any Revolving Loans shall be in any combination of U.S. Dollars, Euros, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars or Kroner as specified by the Borrower as set forth in Section 2.3; provided, that the Dollar Equivalent amount of the principal amount of outstanding Revolving Loans and L/C Obligations funded and issued in Euros, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars and Kroner determined, with respect to each such Revolving Loans and L/C Obligations in accordance with Section 10.19 shall at no time exceed the Foreign Currency Sublimit then in effect.

Section 2.2 Types of Revolving Loans and Minimum Borrowing Amounts. Borrowings of Revolving Loans may be outstanding as either Base Rate Loans or Adjusted LIBOR Loans, as selected by the Borrower pursuant to Section 2.3; provided, however, that any Revolving Loans funded in Euros, Australian Dollars, Canadian Dollars, Singapore Dollars, Pounds or Kroner may only be outstanding as Adjusted LIBOR Loans. Each Borrowing of Base Rate Loans shall be in an amount of not less than $1,000,000 and each Borrowing of Adjusted LIBOR Loans shall be in an amount of not less than the Dollar Equivalent of $5,000,000 and in an integral multiple of the Borrowing Multiple.

Section 2.3 Manner of Borrowings; Continuations and Conversions of Borrowings.

(a) Notice of Revolving Loan Borrowings. The Borrower shall give notice to the Administrative Agent by no later than (i) 12:00 P.M. at least three (3) Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing of Eurocurrency Loans to be funded in U.S. Dollars, (ii) 12:00 P.M. at least four (4) Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing of Eurocurrency Loans to be funded in Euros, Pounds or Canadian Dollars (with a copy of any such notice to be sent simultaneously to the Sub-Agent), (iii) 4:00 P.M.

(London time) at least four (4) Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing of Eurocurrency Loans to be funded in any Specified Currency (with a copy of any such notice to be sent simultaneously to the Sub-Agent), and (iv) 12:00 P.M. on the date the Borrower requests the Lenders to advance a Borrowing of Base Rate Loans, in each case pursuant to a duly completed Borrowing Request substantially in the form of Exhibit 2.3 (each a “Borrowing Request”) executed on behalf of Borrower by two of its officers.

(b) Notice of Continuation or Conversion of Outstanding Borrowings. The Borrower may from time to time elect to change or continue the type of interest rate borne by each Revolving Loan Borrowing or, subject to the minimum amount requirements in Section 2.2 for each outstanding Revolving Loan Borrowing, a portion thereof, as follows: (i) if such Borrowing is of Eurocurrency Loans, the Borrower may continue part or all of such Borrowing as Eurocurrency Loans for an Interest Period specified by the Borrower or convert part or all of such Borrowing into Base Rate Loans (if such Borrowing is permitted to be outstanding as Base Rate Loans under Section 2.2 hereof) on the last day of the Interest Period applicable thereto, or the Borrower may earlier convert part or all of such Borrowing into Base Rate Loans (if such Borrowing is permitted to be outstanding as Base Rate Loans under Section 2.2 hereof) so long as it pays the breakage fees and funding losses provided in Section 2.11; and (ii) if such Borrowing is of Base Rate Loans, the Borrower may convert all or part of such Borrowing into Eurocurrency Loans for an Interest Period specified by the Borrower on any Business Day, in each case pursuant to notices of continuation or conversion as set forth below. The Borrower may select multiple Interest Periods for the Eurocurrency Loans constituting any such particular Borrowing, provided that at no time shall the number of different Interest Periods for outstanding Eurocurrency Loans exceed twenty (20) (it being understood for such purposes that (x) Interest Periods of the same duration, but commencing on different dates, shall be counted as different Interest Periods, and (y) all Interest Periods commencing on the same date and of the same duration shall be counted as one Interest Period regardless of the number of Borrowings or Loans involved. Notices of the continuation of such Eurocurrency Loans for an additional Interest Period or of the conversion of part or all of such Eurocurrency Loans into Base Rate Loans or of such Base Rate Loans into Eurocurrency Loans must be given by no later than (A) 12:00 P.M. at least three (3) Business Days with respect to Eurocurrency Loans funded in U.S. Dollars, (B) 12:00 P.M. at least four (4) Business Days with respect to Eurocurrency Loans funded in Euros, Pounds or Canadian Dollars (with a copy of any such notice to be sent simultaneously to the Sub-Agent), and (C) 4:00 P.M. (London time) at least four (4) Business Days with respect to Eurocurrency Loans funded in any Specified Currency (with a copy of any such notice to be sent simultaneously to the Sub-Agent), in each case before the date of the requested continuation or conversion.

(c) Manner of Notice. The Borrower shall give such notices concerning the advance, continuation, or conversion of a Borrowing pursuant to this Section 2.3 by telephone or facsimile (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing) pursuant to a Borrowing Request which shall specify the date of the requested advance, continuation or conversion (which shall be a Business Day), the amount and currency of the requested Borrowing, whether such Borrowing is to be advanced, continued, or converted, the type of Loans to comprise such new, continued or converted Borrowing and, if such Borrowing is to be comprised of Eurocurrency Loans, the Interest Period applicable thereto. The Borrower agrees that the Administrative Agent may rely on any such telephonic or facsimile notice given by any Person it in good faith believes is an authorized representative of the Borrower without the necessity of independent investigation and that, if any such notice by telephone conflicts with any written confirmation, such telephonic notice shall govern if the Administrative Agent has acted in reliance thereon.

(d) Notice to the Lenders. The Administrative Agent shall give prompt telephonic, telex or facsimile notice to each Lender of any notice received pursuant to this Section 2.3 relating to a Revolving Loan Borrowing. The Administrative Agent shall give notice to the Borrower and each Lender by like means of the interest rate applicable to each Borrowing of Eurocurrency Loans (but, if such notice is given by telephone, the Administrative Agent shall confirm such rate in writing) promptly after the Administrative Agent has made such determination.

(e) Borrower’s Failure to Notify. If the Borrower fails to give notice pursuant to Section 2.3(a) of (i) the continuation or conversion of any outstanding principal amount of a Borrowing of Eurocurrency Loans, or (ii) a Borrowing of Revolving Loans to pay outstanding Reimbursement Obligations, and has not notified the Administrative Agent by (A) 12:00 P.M. at least three (3) Business Days before the last day of the Interest Period for any Borrowing of Eurocurrency Loans funded in U.S. Dollars, (B) 12:00 P.M. at least four (4) Business Days before the last day of the Interest Period for any Borrowing of Eurocurrency Loans funded in Euros, Pounds or Canadian Dollars (with a copy of any such notice to be sent simultaneously to the Sub-Agent), (C) 4:00 P.M. (London time) at least four (4) Business Days before the last day of the Interest Period for any Borrowing of Eurocurrency Loans funded in any Specified Currency (with a copy of any such notice to be sent simultaneously to the Sub-Agent), or (D) the day such Reimbursement Obligation becomes due, as the case may be, that it intends to repay such Borrowing or Reimbursement Obligation, the Borrower shall be deemed to have requested, as applicable, (x) the continuation of such Borrowing as a Eurocurrency Loan with an Interest Period of one (1) month or (y) the advance of a new Borrowing of Base Rate Loans (after converting, if necessary, the Reimbursement Obligation into Dollars using the applicable Exchange Rate in effect on such date) on such day in the amount of the Reimbursement Obligation then due, which Borrowing pursuant to this clause (y) shall be deemed to have been funded on such date by the Lenders in accordance with Section 2.3(a) and to have been applied on such day to pay the Reimbursement Obligation then due, or to repay the Lenders that funded their participation in such Reimbursement Obligation, as applicable, in each case so long as no Event of Default shall have occurred and be continuing or would occur as a result of such Borrowing but otherwise disregarding the conditions to Borrowings set forth in Section 4.2. Upon the occurrence and during the continuance of any Event of Default, and upon notice thereof from the Administrative Agent to the Borrower (i) each Eurocurrency Loan will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Loan, and (ii) the obligation of the Lenders to convert Loans into Eurocurrency Loans shall be suspended.

(f) Conversion. If the Borrower shall elect to convert any particular Borrowing pursuant to this Section 2.3 from one Type of Loan to the other only in part, then, from and after the date on which such conversion shall be effective, such particular Borrowing shall, for all purposes of this Agreement (including, without limitation, for purposes of subsequent application of this sentence) be deemed to instead constitute two Borrowings (each originally advanced on the same date as such particular Borrowing), one comprised of (subject to subsequent conversion in accordance with this Agreement) Eurocurrency Loans in an aggregate principal amount equal to the portion of such Borrowing so elected by the Borrower to be comprised of Eurocurrency Loans and the second comprised of (subject to subsequent conversion in accordance with this Agreement) Base Rate Loans in an aggregate principal amount equal to the portion of such particular Borrowing so elected by the Borrower to be comprised of Base Rate Loans. If the Borrower shall elect to have multiple Interest Periods apply to any such particular Borrowing comprised of Eurocurrency Loans, then, from and after the date such multiple Interest Periods commence, such particular Borrowing shall, for all purposes of this Agreement (including, without limitation, for purposes of subsequent application of this sentence), be deemed to constitute a number of separate Borrowings (each originally commencing on the same date as such particular Borrowing) equal to the number of, and corresponding to, the different Interest Periods so selected, each such deemed separate Borrowing corresponding to a particular selected Interest Period comprised of (subject to subsequent conversion in accordance with this Agreement) Eurocurrency Loans in an aggregate principal amount equal to the portion of such particular Borrowing so elected by the Borrower to have such Interest Period. This Section 2.3(f) shall be applied appropriately in the event that the Borrower shall make the elections described in the two preceding sentences at the same time with respect to the same particular Borrowing.

Section 2.4 Interest Periods. As provided in Section 2.3, at the time of each request for a Borrowing of Eurocurrency Loans, or for the continuation or conversion of any Borrowing of Eurocurrency Loans, the Borrower shall select the Interest Period(s) to be applicable to such Loans from among the available options, subject to the limitations in Section 2.3; provided, however, that:

(i) the Borrower may not select an Interest Period that extends beyond the Commitment Termination Date;

(ii) whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall either be (i) extended to the next succeeding Business Day, or (ii) in the case of Eurocurrency Loans only, reduced to the immediately preceding Business Day if the next succeeding Business Day is in the next calendar month; and

(iii) for purposes of determining an Interest Period, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, however, that if there is no such numerically corresponding day in the month in which an Interest Period is to end or if an Interest Period begins on the last Business Day of a calendar month, then in the case of Eurocurrency Loans only, such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end.

Section 2.5 Funding of Loans.

(a) Disbursement of Loans. Not later than 12:00 P.M. with respect to Borrowings in U.S. Dollars of Eurocurrency Loans, and 3:00 P.M. with respect to Base Rate Loans, on the date of any requested advance of a new Borrowing of Loans, each Lender, subject to all other provisions hereof, shall make available for the account of its applicable Lending Office its Loan comprising its portion of such Borrowing in funds immediately available for the benefit of the Administrative Agent in the applicable Administrative Agent’s Account and according to the payment instructions of the Administrative Agent. Not later than 2:00 P.M. (London time) with respect to a new Borrowing in Euros, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars, or Kroner, on the date of any such requested Borrowing, each Lender, subject to all other provisions hereof, shall make available its portion of such Borrowing in funds immediately available for the benefit of the Administrative Agent in the applicable Administrative Agent’s Account and according to the payment instructions of the Administrative Agent. The Administrative Agent shall make the proceeds of each such Borrowing available in immediately available funds to the Borrower (or as directed in writing by the Borrower) on such date. Acceptance by the Borrower of any late amount shall not be deemed a waiver by the Borrower of any rights it may have against any Lender making funds available after the time prescribed above. No Lender shall be responsible to the Borrower for any failure by another Lender to fund its portion of a Borrowing, and no such failure by a Lender shall relieve any other Lender from its obligation, if any, to fund its portion of a Borrowing.

(b) Administrative Agent Reliance on Lender Funding. Unless the Administrative Agent shall have been notified by a Lender prior to the time at which such Lender is scheduled to make payment to the Administrative Agent of the proceeds of a Loan (which notice shall be effective upon receipt) that such Lender does not intend to make such payment, the Administrative Agent may assume that such Lender has made such payment when due and in reliance upon such assumption may (but shall not be required to) make available to the Borrower the proceeds of the Loan to be made by such Lender and, if any Lender has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, pay to the Administrative Agent the amount made available to the Borrower attributable to such Lender together with interest thereon for each day during the period commencing on the date such amount was made available to the Borrower and ending on (but excluding) the date such Lender pays such amount to the Administrative Agent at a rate per annum equal to the Administrative Agent’s cost of funds for such amount. If such amount is not received from such Lender by the Administrative Agent immediately upon demand, the Borrower will, on demand, repay to the Administrative Agent the proceeds of the Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but the Borrower will in no event be liable to pay any amounts otherwise due pursuant to Section 2.11 in respect of such repayment. Nothing in this subsection shall be deemed to relieve any Lender from any obligation to fund any Loans hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

Section 2.6 Applicable Interest Rates.

(a) Base Rate Loans. Each Base Rate Loan shall bear interest (computed on the basis of a 365-day year or 366-day year, as the case may be, and actual days elapsed excluding the date of repayment) on the unpaid principal amount thereof from the date such Loan is made until maturity (whether by acceleration or otherwise) or conversion to a Eurocurrency Loan, at a rate per annum equal to the lesser of (i) the Highest Lawful Rate, or (ii) the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin for Base Rate Borrowings. The Borrower agrees to pay such interest on each Interest Payment Date for such Loan and at maturity (whether by acceleration or otherwise).

(b) Eurocurrency Loans. Each Eurocurrency Loan shall bear interest (computed on the basis of a 360-day year and actual days elapsed, except with respect to Eurocurrency Loans funded in Pounds, in which case interest will be computed on the basis of a 365-day year or 366-day year, as the case may be, and actual days elapsed, in each case excluding the date of repayment) on the unpaid principal amount thereof from the date such Loan is made until maturity (whether by acceleration or otherwise) or until conversion to a Base Rate Loan, at a rate per annum equal to the lesser of (i) the Highest Lawful Rate, or (ii) the sum of Adjusted LIBOR plus the Applicable Margin for Eurocurrency Borrowings. The Borrower agrees to pay such interest on each Interest Payment Date for such Loan and at maturity (whether by acceleration or otherwise) or conversion to a Base Rate Loan.

(c) Rate Determinations. The Administrative Agent shall determine each interest rate applicable to the Loans and Reimbursement Obligations hereunder insofar as such interest rate involves a determination of the Alternate Base Rate, Adjusted LIBOR, or LIBOR Rate, or any applicable default rate pursuant to Section 2.7, and such determination shall be conclusive and binding except in the case of the Administrative Agent’s manifest error or willful misconduct. The Administrative Agent shall promptly give notice to the Borrower and each Lender of each determination of Adjusted LIBOR, with respect to each Eurocurrency Loan.

Section 2.7 Default Rate. If any payment of principal on any Loan is not made when due after the expiration of the grace period therefor provided in Section 7.1(a) (whether by acceleration or otherwise), or any Reimbursement Obligation is not paid when due as provided in Section 2.12(c), such Loan or Reimbursement Obligation shall bear interest (computed on the basis of a year of 360, 365 or 366 days, as applicable, and actual days elapsed) after any such grace period expires until such principal then due is paid in full, which the Borrower agrees to pay on demand, at a rate per annum equal to:

(a) for any Base Rate Loan, the lesser of (i) the Highest Lawful Rate, or (ii) the sum of (x) two percent (2%) per annum, plus (y) the rate of interest in effect on such Base Rate Loan as otherwise provided in Section 2.6(a);

(b) for any Eurocurrency Loan, the lesser of (i) the Highest Lawful Rate, or (ii) the sum of (x) two percent (2%) per annum, plus (y) the rate of interest in effect on such Eurocurrency Loan as otherwise provided in Section 2.6(b) at the time of such default until the end of the Interest Period for such Loan and, thereafter, at a rate per annum pursuant to this clause (y) equal to (x) in the case of any Loans made in Dollars, the rate of interest as otherwise provided in Section 2.6(a) (but not less than the rate in effect as provided in Section 2.6(a) at the time such payment was due), or (y) in the case of any Loans made in Euros, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars or Kroners, the interest rate that would otherwise then be applicable under this Agreement to a Eurocurrency Loan made in such currency for an Interest Period of one month as from time to time in effect (but not less than such interest rate in effect at the time such payment was due); and

(c) for any unpaid Reimbursement Obligations, the lesser of (i) the Highest Lawful Rate, or (ii) the sum of two percent (2%) per annum plus (x) in the case of any Reimbursement Obligations payable in Dollars, the Alternate Base Rate from time to time in effect (but not less than the Alternate Base Rate in effect at the time such payment was due), or (y) in the case of any Reimbursement Obligations payable in any currency other than Dollars, the interest rate that would otherwise then be applicable under this Agreement to a Eurocurrency Loan made in such currency for an Interest Period of one month as from time to time in effect (but not less than such interest rate in effect at the time such payment was due).

It is the intention of the Administrative Agent and the Lenders to conform strictly to usury laws applicable to them. Accordingly, if the transactions contemplated hereby or any Loan or other Obligation would be usurious as to any of the Lenders under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement, the Notes or any other Credit Document), then, in that event, notwithstanding anything to the contrary in this Agreement, the Notes or any other Credit Document, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under laws applicable to such Lender that is contracted for, taken, reserved, charged or received by such Lender under this Agreement, the Notes or any other Credit Document or otherwise shall under no circumstances exceed the Highest Lawful Rate, and any excess shall be credited by such Lender on the principal amount of the Loans or to the Reimbursement Obligations (or, if the principal amount of the Loans and all Reimbursement Obligations shall have been paid in full, refunded by such Lender to the Borrower); and (ii) in the event that the maturity of the Loans is accelerated by reason of an election of the holder or holders thereof resulting from any Event of Default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under laws applicable to such Lender may never include more than the Highest Lawful Rate, and excess interest, if any, provided for in this Agreement, the Notes, any other Credit Document or otherwise shall be automatically canceled by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Loans or to the Reimbursement Obligations (or if the principal amount of the Loans and all Reimbursement Obligations shall have been paid in full, refunded by such Lender to the Borrower). To the extent that the Texas Finance Code, Chapters 302 and 303, are relevant to the Administrative Agent and the Lenders for the purpose of determining the Highest Lawful Rate, the Administrative Agent and the Lenders hereby elect to determine the applicable rate ceiling under such Chapter by the indicated (weekly) rate ceiling from time to time in effect, subject to their right subsequently to change such method in accordance with applicable law. In the event the Loans and all Reimbursement Obligations are paid in full by the Borrower prior to the full stated term of the Loans and the interest received from the actual period of the existence of the Loans exceeds the Highest Lawful Rate, the Lenders shall refund to the Borrower the amount of the excess or shall credit the amount of the excess against amounts owing under the Loans and none of the Administrative Agent or the Lenders shall be subject to any of the penalties provided by law for contracting for, taking, reserving, charging or receiving interest in excess of the Highest Lawful Rate. The Texas Finance Code, Chapter 346, which regulates certain revolving credit loan accounts and revolving tri-party accounts, shall not apply to this Agreement or the Loans.

Section 2.8 Repayment of Loans; Evidence of Debt.

(a) Repayment of Loans. The Borrower hereby promises to pay to the Administrative Agent for the account of each Lender, on the Commitment Termination Date, the unpaid amount of each Revolving Loan then outstanding.

(b) Record of Loans by Lenders. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and accrued interest payable and paid to such Lender from time to time hereunder.

(c) Record of Loans by Administrative Agent. The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or accrued interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) Evidence of Obligations. The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(e) Notes. The Revolving Loans outstanding to the Borrower from each Lender shall, at the written request of such Lender, be evidenced by a promissory note of the Borrower payable to such Lender in the form of Exhibit 2.8A (Master Note) or, if such Lender so requests in writing, by one or more individual promissory notes of the Borrower in similar form but payable in the specific foreign currencies in which the Loans may be funded (each a “Note”). The Borrower agrees to execute and deliver to the Administrative Agent, for the benefit of each Lender requesting one or more promissory notes as aforesaid, an original of each such promissory note, appropriately completed, to evidence the respective Loans made by such Lender hereunder, within ten (10) Business Days after the Borrower receives a written request therefor.

(f) Recording of Loans and Payments on Notes. Each holder of a Note shall record on its books and records or on a schedule to its appropriate Note (and prior to any transfer of its Notes shall endorse thereon or on schedules forming a part thereof appropriate notations to evidence) the amount of each Loan outstanding from it to the Borrower, all payments of principal and interest and the principal balance from time to time outstanding thereon, the type of such Loan and, if a Eurocurrency Loan the Interest Period and interest rate applicable thereto. Such record, whether shown on the books and records of a holder of a Note or on a schedule to its Note, shall be prima facie evidence as to all such matters; provided, however, that the failure of any holder to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Loans outstanding to it hereunder together with accrued interest thereon. At the request of any holder of a Note and upon such holder tendering to the Borrower the Note to be replaced, the Borrower shall furnish a new Note to such holder to replace any outstanding Note and at such time the first notation appearing on the schedule on the reverse side of, or attached to, such new Note shall set forth the aggregate unpaid principal amount of all Loans, if any, then outstanding thereon.

Section 2.9 Optional Prepayments. The Borrower shall have the privilege of prepaying any Base Rate Loans without premium or penalty at any time in whole or at any time and from time to time in part (but, if in part, then in an amount which is equal to or greater than $1,000,000); provided, however, that the Borrower shall have given notice of such prepayment to the Administrative Agent no later than 12:00 P.M. on the date of such prepayment. The Borrower shall have the privilege of prepaying any Eurocurrency Borrowing (a) without premium or penalty in whole or in part (but, if in part, then in an amount which is equal to or greater than the Dollar Equivalent of $5,000,000 and in an integral multiple of the Borrowing Multiple or such smaller amount as needed to prepay a particular Borrowing in full) only on the last Business Day of an Interest Period for such Borrowing, and (b) at any other time without premium or penalty except for the breakage fees and funding losses that are required to be paid pursuant to Section 2.11; provided, however, that the Borrower shall have given notice of such prepayment to the Administrative Agent no later than 12:00 P.M. (or, if such notice is being given in respect of Loans denominated in a currency other than U.S. Dollars, 11:00 A.M. London time) at least three (3) Business Days before the last Business Day of such Interest Period or the proposed prepayment date. Any such prepayments shall be made by the payment of the principal amount to be prepaid and accrued and unpaid interest thereon to the date of such prepayment. Unless otherwise specified in writing by the Borrower, optional prepayments shall be applied first, to the Revolving Loans, second, to the Reimbursement Obligations with respect to Letters of Credit, and third to any other Obligations then outstanding.

Section 2.10 Mandatory Prepayments of Loans. In the event and on each occasion that the Dollar Equivalent of the aggregate principal amount of outstanding Revolving Loans and L/C Obligations exceeds the Revolving Credit Commitment Amount then in effect, then the Borrower shall promptly prepay Revolving Loans in an aggregate amount sufficient to eliminate such excess. Immediately upon determining the need to make any such prepayment, the Borrower shall notify the Administrative Agent of such required prepayment and of the identity of the particular Revolving Loans being prepaid. If the Administrative Agent shall notify the Borrower that the Administrative Agent has determined that any prepayment is required under this Section 2.10, the Borrower shall make such prepayment no later than the second Business Day following such notice. Any mandatory prepayment of Revolving Loans pursuant hereto shall not be limited by the notice provision for prepayments set forth in Section 2.9. Each such prepayment shall be accompanied by a payment of all accrued and unpaid interest on the Loans prepaid and any applicable breakage fees and funding losses pursuant to Section 2.11.

Section 2.11 Breakage Fees. If any Lender incurs any loss, cost or expense (excluding loss of anticipated profits and other indirect or consequential damages) by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any Eurocurrency Loan as a result of any of the following events other than any such occurrence as a result of a change of circumstance described in Sections 8.1 or 8.2:

(a) any payment, prepayment or conversion of any such Loan on a date other than the last day of its Interest Period (whether by acceleration, mandatory prepayment or otherwise);

(b) any failure to make a principal payment of any such Loan on the due date therefor; or

(c) any failure by the Borrower to borrow, continue or prepay, or convert to, any such Loan on the date specified in a notice given pursuant to Section 2.3 (other than by reason of a default of such Lender), then the Borrower shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense. If any Lender makes such a claim for compensation, it shall provide to the Borrower a certificate executed by an officer of such Lender setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) no later than ninety (90) days after the event giving rise to the claim for compensation, and the amounts shown on such certificate shall be prima facie evidence of such Lender’s entitlement thereto. Within ten (10) days of receipt of such certificate, the Borrower shall pay directly to such Lender such amount as will compensate such Lender for such loss, cost or expense as provided herein, unless such Lender has failed to timely give notice to the Borrower of such claim for compensation as provided herein, in which event the Borrower shall not have any obligation to pay such claim.

Section 2.12 Letters of Credit.

(a) Letters of Credit. Subject to the terms and conditions hereof, including, without limitation, any applicable requirements of Section 2.14, each Issuing Bank agrees, severally and not jointly, to issue, from time to time prior to the Commitment Termination Date, at the request of the Borrower and on behalf of the Lenders and in reliance on their obligations under this Section 2.12, one or more letters of credit (each a “Letter of Credit”) for the Borrower’s account in a face amount in each case of at least $500,000 or, if denominated in a currency other than U.S. Dollars, the Dollar Equivalent of $500,000, and in an aggregate undrawn face amount for all Letters of Credit at any time outstanding not to exceed the applicable Letter of Credit Maximum Amount; provided, that no Issuing Bank shall issue a Letter of Credit pursuant to this Section 2.12 if, after the issuance thereof, (i) the outstanding Revolving Loans and L/C Obligations would thereby exceed the Revolving Credit Commitment Amount (determined in accordance with Section 10.19) then in effect, (ii) the aggregate undrawn face amount of all Letters of Credit then outstanding would at any time thereafter (giving effect to the respective scheduled expiration dates thereof and any automatic extensions provided therein) exceed the Letter of Credit Maximum Amount scheduled to be in effect at any such time thereafter (giving effect to any reductions resulting from the scheduled expiration of the Commitments of Declining Lenders not offset by new or increased Commitments of Replacement Lenders or Extending Lenders pursuant to Section 2.16), or (iii) the issuance of such Letter of Credit would violate any legal or regulatory restriction then applicable to such Issuing Bank or any Lender as notified by such Issuing Bank or such Lender to the Administrative Agent before the date of issuance of such Letter of Credit. Letters of Credit and any increases and extensions thereof hereunder may be issued in face amounts of either Dollars, Euros, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars or Kroner; provided further, that the Dollar Equivalent amount of the principal amount of outstanding Revolving Loans and Letters of Credit in Euros, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars and Kroner determined, with respect to each such Revolving Loan or Letter of Credit, in accordance with Section 10.19 on the date such Revolving Loan is funded, continued or converted, or the date such Letter of Credit is issued, increased and extended, as applicable, shall not exceed in the aggregate the Foreign Currency Sublimit.

(b) Issuance Procedure. To request that an Issuing Bank issue a Letter of Credit, the Borrower shall deliver to such Issuing Bank and the Administrative Agent (with a duplicate copy to an operations employee of such Issuing Bank as designated by such Issuing Bank from time to time) a duly executed Issuance Request substantially in the form of Exhibit 2.12A (each an “Issuance Request”), together with a duly executed application for the relevant Letter of Credit substantially in the form of Exhibit 2.12B (each an “Application”), or such other computerized issuance or application procedure, instituted from time to time by such Issuing Bank and the Administrative Agent and agreed to by the Borrower, completed to the reasonable satisfaction of such Issuing Bank and the Administrative Agent, and such other information as such Issuing Bank and the Administrative Agent may reasonably request. In the event of any irreconcilable difference or inconsistency between this Agreement and an Application, the provisions of this Agreement shall govern. Upon receipt of a properly completed and executed Application and any other reasonably requested information at least three (3) Business Days prior to any requested issuance date, such Issuing Bank will process such Application in accordance with its customary procedures and, subject to the Borrower’s compliance with any applicable requirements of Section 2.14, issue the requested Letter of Credit on the requested issuance date. The Borrower may cancel any requested issuance of a Letter of Credit prior to the issuance thereof. The Issuing Bank will notify the Administrative Agent and each Lender of the amount, currency, and expiration date of each Letter of Credit it issues promptly upon issuance thereof. Each Letter of Credit shall have an expiration date no later than four (4) Business Days before the Commitment Termination Date. If any Issuing Bank issues any Letters of Credit with expiration dates that automatically extend unless such Issuing Bank gives notice that the expiration date will not so extend, such Issuing Bank will give such notice of non-renewal before the time necessary to prevent such automatic extension if (and will not give such notice of non-renewal before such time unless) before such required notice date (i) the expiration date of such Letter of Credit if so extended would be later than four (4) Business Days before the Commitment Termination Date, (ii) the Commitment Termination Date shall have occurred, (iii) a Default or an Event of Default exists and the Required Lenders have given such Issuing Bank instructions not to so permit the expiration date of such Letter of Credit to be extended, or (iv) such Issuing Bank is so directed by the Borrower. Each Issuing Bank agrees to issue amendments to any Letter of Credit issued by it increasing its amount, or extending its expiration date, at the request of the Borrower, subject to the conditions precedent for all Borrowings of Section 4.2 and the other terms and conditions of this Section 2.12, including without limitation, any applicable requirements of Section 2.14.

(c) The Borrower’s Reimbursement Obligations.

(i) The Borrower hereby irrevocably and unconditionally agrees to reimburse each Issuing Bank for each payment or disbursement made by such Issuing Bank to settle its obligations under any draft drawn or other payment made under a Letter of Credit (a “Reimbursement Obligation”) within two (2) Business Days from when such draft is paid or other payment is made with either funds not borrowed hereunder or with a Borrowing of Revolving Loans subject to Section 2.3 and the other terms and conditions contained in this Agreement. The Reimbursement Obligation shall bear interest (which the Borrower hereby promises to pay) from and after the date such draft is paid or other payment is made until (but excluding the date) the Reimbursement Obligation is paid at the lesser of (x) the Highest Lawful Rate, or (y) the Alternate Base Rate (in the case of a Letter of Credit payable in Dollars) or the rate of interest that would then be applicable hereunder to a Eurocurrency Loan with an Interest Period of one month (in the case of a Letter of Credit payable in Euros, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars or Kroner), in each case so long as the Reimbursement Obligation shall not be past due, and thereafter at the default rate per annum as set forth in Section 2.7(c), whether or not the Commitment Termination Date shall have occurred. If any such payment or disbursement is reimbursed to such Issuing Bank on the date such payment or disbursement is made by such Issuing Bank, interest shall be paid on the reimbursable amount for one (1) day. Each Issuing Bank shall give the Borrower notice of any drawing on a Letter of Credit issued by it within one (1) Business Day after such drawing is paid.

(ii) The Borrower agrees for the benefit of each Issuing Bank and each Lender that, notwithstanding any provision of any Application, the obligations of the Borrower under this Section 2.12(c) and each applicable Application shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement and each applicable Application under all circumstances whatsoever (other than the defense of payment in accordance with this Agreement), including, without limitation, the following circumstances (subject in all cases to the defense of payment in accordance with this Agreement):

(1) any lack of validity or enforceability of any of the L/C Documents;

(2) any amendment or waiver of or any consent to depart from all or any of the provisions of any of the L/C Documents;

(3) the existence of any claim, set-off, defense or other right the Borrower may have at any time against a beneficiary of a Letter of Credit (or any person for whom a beneficiary may be acting), any Issuing Bank, any Lender or any other Person, whether in connection with this Agreement, another L/C Document or any unrelated transaction;

(4) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(5) payment by any Issuing Bank under a Letter of Credit against presentation to such Issuing Bank of a draft or certificate that does not comply with the terms of the Letter of Credit; or

(6) any other act or omission to act or delay of any kind by any Issuing Bank, any Lender or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this Section 2.12(c), constitute a legal or equitable discharge of the Borrower’s obligations hereunder, under an Issuance Request or under an Application;

provided, however, the foregoing shall not be construed to excuse any Issuing Bank from liability to the Borrower to the extent of any direct damages (but excluding consequential damages, which are hereby waived to the extent not prohibited by applicable law) suffered by the Borrower that are caused by the Issuing Bank’s gross negligence or willful misconduct.

(d) The Participating Interests. Each Lender severally and not jointly agrees to purchase from each Issuing Bank, and each Issuing Bank hereby agrees to sell to each Lender, an undivided percentage participating interest, to the extent of its Percentage, in each Letter of Credit issued by, and Reimbursement Obligation owed to, such Issuing Bank in connection with a Letter of Credit. Upon any failure by the Borrower to pay any Reimbursement Obligation in connection with a Letter of Credit at the time required in Sections 2.12(c) and 2.3(e), or if any Issuing Bank is required at any time to return to the Borrower or to a trustee, receiver, liquidator, custodian or other Person any portion of any payment by the Borrower of any Reimbursement Obligation in connection with a Letter of Credit, such Issuing Bank shall promptly give notice of same to each Lender, and such Issuing Bank shall have the right to require each Lender to fund its participation in such Reimbursement Obligation. Each Lender (except the Issuing Bank for the applicable Letter of Credit to the extent it is also a Lender) shall pay to the Issuing Bank an amount equal to such Lender’s Percentage of such unpaid or recaptured Reimbursement Obligation not later than the Business Day it receives notice from such Issuing Bank to such effect, if such notice is received before 2:00 P.M., or not later than the following Business Day if such notice is received after such time. If a Lender fails to pay timely such amount to any Issuing Bank, it shall also pay to such Issuing Bank interest on such amount accrued from the date payment of such amount was made by such Issuing Bank to the date of such payment by the Lender at a rate per annum equal to the Administrative Agent’s cost of funds, such rate to be applicable until the second Business Day after such payment by such Issuing Bank and thereafter at the Alternate Base Rate in effect for each such day, and only after such payment shall such Lender be entitled to receive its Percentage of each payment received on the relevant Reimbursement Obligation and of interest paid thereon. The several obligations of the Lenders to each Issuing Bank under this Section 2.12(d) shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment any Lender may have or have had against the Borrower, such Issuing Bank, and any other Lender or any other Person whatsoever including, but not limited to, any defense based on the failure of the demand for payment under the Letter of Credit to conform to the terms of such Letter of Credit or the legality, validity, regularity or enforceability of such Letter of Credit and INCLUDING, BUT NOT

LIMITED TO, THOSE RESULTING FROM SUCH ISSUING BANK’S OWN SIMPLE OR CONTRIBUTORY NEGLIGENCE. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any subsequent reduction or termination of any Commitment of a Lender, and each payment by a Lender under this Section 2.12 shall be made without any offset, abatement, withholding or reduction whatsoever.

(e) Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Application related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

Section 2.13 Commitment Terminations. The Borrower shall have the right at any time and from time to time, upon three (3) Business Days’ prior and irrevocable written notice to the Administrative Agent, to terminate or reduce the Commitments without premium or penalty, in whole or in part, with any partial reduction (i) to be in an amount not less than $5,000,000 as determined by the Borrower and in integral multiples of $5,000,000 and (ii) as to the Commitments to be allocated ratably among the Lenders in proportion to their respective Commitments; provided, that the Revolving Credit Commitment Amount may not be reduced to an amount less than the sum of the aggregate principal amount of outstanding Revolving Loans and L/C Obligations, after converting, if necessary, any such outstanding Obligations to their Dollar Equivalent amounts in accordance with Section 10.19 and after giving effect to payments on such proposed termination or reduction date, except, in the case of L/C Obligations, to the extent the Borrower provides to the Administrative Agent cash collateral in an amount sufficient to cover such shortage or back to back letters of credit from a bank(s) or financial institution(s) whose short-term unsecured debt rating is rated A or above from either S&P or Moody’s or such other bank(s) or financial institution(s) satisfactory to the Required Lenders in an amount equal to the undrawn face amount of any applicable outstanding Letters of Credit with an expiration date of at least five (5) days after the expiration date of any applicable Letter of Credit and which provide that the Administrative Agent may make a drawing thereunder in the event that it pays a drawing under such Letter of Credit. The Administrative Agent shall give prompt notice to each Lender of any such termination or reduction of the Commitments. Any termination of Commitments pursuant to this Section 2.13 is permanent and may not be reinstated.

Section 2.14 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) if any L/C Obligations exist or are outstanding at the time a Lender is a Defaulting Lender, (i) the Borrower shall, following notice by the Administrative Agent, provide to the Administrative Agent sufficient cash (through a blocked demand deposit account which the Borrower shall have established within thirty days of the First Amendment Effective Date) to fully collateralize such Defaulting Lender’s L/C Obligations in accordance with the procedures set forth in Section 7.4 for so long as such L/C Obligations are outstanding (with such cash collateral to be provided to the Administrative Agent with respect to such L/C Obligations outstanding as of the First Amendment Effective Date, or outstanding within thirty days thereafter, not later than thirty days after the First Amendment Effective Date, and for all L/C Obligations outstanding thereafter, not later than one Business Day after notice by the Administrative Agent), and (ii) to the extent cash collateral has been provided to the Administrative Agent and is being held by the Administrative Agent for such Defaulting Lender’s L/C Obligations pursuant to the preceding clause (i), for purposes of determining the Letter of

Credit fees that would otherwise be payable by the Borrower to such Defaulting Lender pursuant to Section 3.1(b) and (d), the Defaulting Lender’s pro rata share of the L/C Obligations on which such fees are otherwise determined shall be reduced by the amount of such cash collateral;

(b) no Issuing Bank shall be required to issue, amend or increase any Letter of Credit unless it is satisfied that cash collateral will be provided by the Borrower in accordance with Section 2.14(a); and

(c) subject to receipt by the Administrative Agent of the written consent from each Lender (including the affected Defaulting Lender) as to the following actions, the Borrower, upon not less than 10 days’ prior written notice to the Administrative Agent and with the written approval of the Administrative Agent, (i) may terminate the Commitment of any Defaulting Lender and thereby reduce the total Commitments then in effect by a corresponding amount, and (ii) in such event shall pay to such Defaulting Lender, on a non-pro rata basis, all principal and accrued and unpaid interest on all outstanding Loans held by such Defaulting Lender and other amounts which such Defaulting Lender may then be owed pursuant to this Agreement, including without limitation, any amounts owing pursuant to Sections 2.11, 2.15, 3.1, 3.3, 8.3 and 10.13; provided, however, that no such actions shall be taken if (x) any Default or Event of Default has occurred and is then continuing or would result therefrom, (y) the condition to a Borrowing on such date pursuant to Section 4.2(b) would not be satisfied on such date, or (z) if the Revolving Credit Exposure of any remaining Lender, after giving effect to such termination of such Defaulting Lender’s Commitment, would exceed such remaining Lender’s Commitment then in effect. Upon any such termination, the respective Percentage of each remaining Lender shall be adjusted to reflect such reduction in the total Commitments then in effect, and each remaining Lender’s obligations to the Issuing Banks in respect of all Letters of Credit then outstanding shall be reallocated among all remaining Lenders in accordance with such adjusted Percentages; provided, however, that if such reallocation cannot be fully effected for any reason, the Borrower shall provide to the Administrative Agent cash collateral for all such non-reallocated obligations in the same manner as provided in clause (a) above. All indemnities and reimbursement obligations as provided in Section 10.5 shall survive the termination of such Defaulting Lender’s Commitment and repayment pursuant to this Section 2.14(c).

Section 2.15 Additional Interest Costs.

(a) Mandatory Costs. If and so long as any Lender is required to make special deposits to maintain reserve asset ratios or to pay fees, in each case in respect of such Lender’s Eurocurrency Loans in any currency other than Dollars, such Lender may require the Borrower to pay, contemporaneously with each payment of interest on each of such Loans, additional interest on such Loan at a rate per annum equal to the Mandatory Costs calculated in accordance with the formula and in the manner set forth in Exhibit 2.15 hereto.

(b) Other Requirements for Additional Interest. If and so long as any Lender is required to comply with reserve assets, liquidity, cash margin or other requirements of any monetary or other authority (including any such requirement imposed by the European Central Bank or the European System of Central Banks, but excluding requirements reflected in the Statutory Reserve Rate or the Mandatory Costs) in respect of any of such Lender’s Eurocurrency Loans in any currency other than Dollars, such Lender may require the Borrower to pay, contemporaneously with each payment of interest on each of such Loans subject to such requirements, additional interest on such Loan at a rate per annum specified by such Lender to be the cost to such Lender of complying with such requirements in relation to such Loan.

(c) Determination of Amounts Due. Any additional interest owed pursuant to paragraph (a) or (b) above shall be determined by the relevant Lender and notified to the Borrower (with a copy to the Administrative Agent) in the form of a certificate setting forth such additional interest at least five

Business Days before each date on which interest is payable for the relevant Loan, and such additional interest so notified to the Borrower by such Lender shall be payable to the Administrative Agent for the account of such Lender on each date on which interest is payable for such Loan.

(d) Limitation on Amounts Due. Subject to the provisions of Section 8.3(c), failure or delay on the part of any Lender on any occasion to demand additional interest pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such additional interest on any subsequent occasion.

Section 2.16 Extensions of Commitment Termination Date. No earlier than 90 days and at least 30 days prior to any anniversary of the Effective Date, the Borrower may (but in no event on more than two occasions during the term of this Agreement), by written notice to the Administrative Agent, request that the Commitment Termination Date then in effect be extended for a 1-year period. On each such occasion, the Administrative Agent shall promptly notify each Lender of such request. If a Lender agrees, in its individual and sole discretion, to so extend its Commitment (an “Extending Lender”), it shall deliver to the Administrative Agent a written notice of its agreement to do so no earlier than 30 days prior to such anniversary date and the Administrative Agent shall promptly thereafter notify the Borrower of such Extending Lender’s agreement to extend its Commitment (and such agreement shall be irrevocable until such anniversary date). The Commitment of any Lender that fails to accept or respond to the Borrower’s request for extension of the Commitment Termination Date (a “Declining Lender”) shall be terminated on the Commitment Termination Date then in effect for such Lender (without regard to any extension by other Lenders) and on such Commitment Termination Date the Borrower shall pay in full the unpaid principal amount of all Revolving Loans and Reimbursement Obligations owing to such Declining Lender, together with all accrued and unpaid interest thereon and all fees accrued and unpaid under this Agreement to the date of such payment of principal and all other amounts due to such Declining Lender under this Agreement. The Administrative Agent shall promptly notify each Extending Lender of the aggregate Commitments of the Declining Lenders. Each Extending Lender may offer to increase its respective Commitment by an aggregate amount up to the aggregate amount of the Declining Lenders’ Commitments and such Extending Lender shall deliver to the Administrative Agent a notice of its offer to so increase its Commitment no later than 15 days prior to such anniversary date (and such offer shall be irrevocable until such anniversary date). To the extent the aggregate amount of extended Commitments is less than the aggregate amount of Commitments so requested to be extended pursuant to the foregoing, the Borrower shall have the right to require any Declining Lender to (and any such Declining Lender shall) assign in full its rights and obligations under this Agreement to one or more banks or other financial institutions (which may be, but need not be, one or more of the existing Lenders) which at the time agree to, in the case of any such Person that is an existing Lender, increase its Commitment and in the case of any other such Person (a “Replacement Lender”) become a party to this Agreement; provided that (i) such assignment is otherwise in compliance with Section 10.10(b), (ii) such Declining Lender receives payment in full of the unpaid principal amount of all Revolving Loans and Reimbursement Obligations owing to such Declining Lender, together with all accrued and unpaid interest thereon and all fees accrued and unpaid under this Agreement to the date of such payment of principal and all other amounts due to such Declining Lender under this Agreement and (iii) any such assignment shall be effective on the date on or before such anniversary date as may be specified by the Borrower and agreed to by the Replacement Lenders or the Extending Lenders, as the case may be, and the Administrative Agent. If, but only if, Extending Lenders and Replacement Lenders have agreed to provide Commitments in an aggregate amount greater than 50% of the aggregate amount of the Commitments outstanding immediately prior to such anniversary date, the Commitment Termination Date of such Extending Lenders and Replacement Lenders shall be extended by one year.

ARTICLE 3 FEES AND PAYMENTS.

Section 3.1 Fees.

(a) Facility Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a facility fee, which shall accrue at the Applicable Facility Fee Rate on the daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the Effective Date to but excluding the date on which such Commitment terminates; provided that, if such Lender continues to have any Revolving Credit Exposure after its Commitment terminates, then such facility fee shall continue to accrue on the daily amount of such Lender’s Revolving Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Credit Exposure. Accrued facility fees shall be payable in arrears on the last Business Day of March, June, September and December of each year, commencing on December 31, 2007, on the date(s) on which the Commitments shall have terminated and the Lenders shall have no further Revolving Credit Exposures, and on the Maturity Date. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b) Letter of Credit Fees. Commencing upon the date of issuance, increase or extension of any Letter of Credit and thereafter on the last Business Day of each March, June, September and December (of each year, commencing on December 31, 2007), the Borrower shall pay to the Administrative Agent quarterly in advance, for the period until the next Letter of Credit fee payment date, for the ratable account of the Lenders, a non-refundable fee payable in Dollars equal to the Applicable Margin for Eurocurrency Borrowings multiplied by the outstanding face amount or increase of such Letter of Credit during such upcoming period calculated on the basis of a 360 day year and actual days elapsed and based on the then scheduled expiration date of the Letter of Credit; provided, however, that fees applicable to bid/performance Letters of Credit (other than any Letter of Credit supporting repayment of payment/financial obligations in the nature of a financial standby Letter of Credit) shall be payable at a rate equal to 60% of such Applicable Margin. For any Letter of Credit issued with a face amount in Euros, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars or Kroner, the fees shall be converted into Dollars using the applicable Exchange Rate in effect two (2) Business Days before the issuance date thereof, and thereafter five (5) Business Days before any fee with respect thereto shall be due and payable hereunder. In addition, the Borrower shall pay to each Issuing Bank solely for such Issuing Bank’s account, in connection with each Letter of Credit, issuance and administrative fees, fronting fees and expenses for Letters of Credit issued by it as agreed from time to time between such Issuing Bank and the Borrower.

(c) Administrative Agent Fees. The Borrower shall pay to the Administrative Agent and to the Co-Lead Arrangers the fees from time to time agreed to by the Borrower, the Administrative Agent, and Co-Lead Arrangers, as the case may be.

(d) Payment of Fees. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of facility fees and Letter of Credit fees (other than issuance and administrative fees payable to each Issuing Bank), to the Lenders.

Section 3.2 Place and Application of Payments.

(a) All payments of principal of and interest on the Loans, Reimbursement Obligations and all fees and other amounts payable by the Borrower under the Credit Documents shall be made by the Borrower to the Administrative Agent, without defense, setoff or counterclaim, free of any restriction or condition, for the benefit of the Lenders and the Issuing Banks entitled to such payments, in immediately available funds on the due date thereof (i) in the case of payments in U.S. Dollars, no later than 2:00 P.M. in the applicable Administrative Agent’s Account or such other location as the Administrative Agent may designate in writing to the Borrower, and (ii) in the case of payments in Euros, Pounds, Australian

Dollars, Canadian Dollars, Singapore Dollars, or Kroner, no later than 11:00 A.M. (at the office of the applicable Administrative Agent’s Account for payments in such currency) in the applicable Administrative Agent’s Account. Any payments received by the Administrative Agent from the Borrower after the time specified in the preceding sentence shall be deemed to have been received on the next Business Day. If the Borrower does not, or is unable for any reason to, effect payment of a Loan or Reimbursement Obligation to the Lenders in the applicable currency or if the Borrower shall default in the payment when due of any payment in such currency, the Lenders may, at their option, require such payment to be made to the Lenders in the Dollar Equivalent of such currency determined in accordance with Section 10.19. With respect to any amount due and payable in Euros, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars or Kroner, the Borrower agrees to hold the Lenders harmless from any losses, if any, that are incurred by the Lenders arising from any change in the value of Dollars in relation to such currency between the date such payment became due and the date of payment thereof (other than losses incurred by any Lender due to the gross negligence or willful misconduct of such Lender). The Administrative Agent will, on the same day each payment is received or deemed to have been received in accordance with this Section 3.2, cause to be distributed like funds in like currency to each Lender owed an Obligation for which such payment was received, pro rata based on the respective amounts of such type of Obligation then owing to each Lender.

(b) If any payment received by the Administrative Agent under any Credit Document is insufficient to pay in full all amounts then due and payable to the Administrative Agent and the Lenders under the Credit Documents, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order set forth in Section 7.7. In calculating the amount of Obligations owing each Lender other than for principal and interest on Loans and Reimbursement Obligations and fees under Section 3.1, the Administrative Agent shall only be required to include such other Obligations that Lenders have certified to the Administrative Agent in writing are due to such Lenders.

Section 3.3 Withholding Taxes.

(a) Payments Free of Withholding. Except as otherwise required by law and subject to Section 3.3(b), each payment by the Borrower or any other Loan Party to any Lender, Issuing Bank or Administrative Agent under this Agreement or any other Credit Document shall be made without withholding for or on account of any present or future taxes imposed by or within the jurisdiction in which the Borrower or such Loan Party is organized, any jurisdiction from which the Borrower or such Loan Party makes any payment, or (in each case) any political subdivision or taxing authority thereof or therein, excluding, in the case of each Lender, Issuing Bank and the Administrative Agent, the following taxes:

(i) taxes imposed on, based upon, or measured by such Lender’s, Issuing Bank’s or the Administrative Agent’s net income or profits, and branch profits, franchise and similar taxes imposed on it;

(ii) taxes imposed on such Lender, Issuing Bank or the Administrative Agent as a result of a present or former connection between the taxing jurisdiction and such Lender, Issuing Bank or Administrative Agent, or any affiliate thereof, as the case may be, other than a connection resulting solely from the transactions contemplated by this Agreement;

(iii) taxes imposed as a result of the transfer by such Lender, Issuing Bank or the Administrative Agent of its interest in this Agreement or any other Credit Document or a designation by such Lender, Issuing Bank or the Administrative Agent (other than pursuant to Section 8.3(c)) of a new Lending Office (other than taxes imposed as a result of any change in treaty, law or regulation after such transfer of such Lender’s, Issuing Bank’s or the Administrative Agent’s interest in this Agreement or any other Credit Document or designation of a new Lending Office);

(iv) taxes imposed by the United States of America (or any political subdivision thereof or tax authority therein) upon a Lender, Issuing Bank or the Administrative Agent organized under the laws of a jurisdiction outside of the United States, except to the extent that such tax is imposed as a result of any change in applicable law, regulation or treaty (other than any addition of or change in any “anti-treaty shopping,” “limitation of benefits,” or similar provision applicable to a treaty) after the date hereof, in the case of each Lender, Issuing Bank or the Administrative Agent originally a party hereto or, in the case of any Purchasing Lender (as defined in Section 10.10) or other Issuing Bank or the Administrative Agent, after the date on which it becomes a Lender, Issuing Bank, or the Administrative Agent, as the case may be; or

(v) taxes which would not have been imposed but for (a) the failure of any Lender, Issuing Bank, or the Administrative Agent, as the case may be, to provide (I) the applicable forms prescribed by the Internal Revenue Service, as required pursuant to Section 3.3(b), or (II) any other form, certification, documentation or proof which is reasonably requested by the Borrower, or (b) a determination by a taxing authority or a court of competent jurisdiction that a form, certification, documentation or other proof provided by such Lender, Issuing Bank or the Administrative Agent to establish an exemption from such tax, assessment or other governmental charge is false;

(all such present or future taxes, excluding only the taxes described in the preceding clauses (i) through (v), being hereinafter referred to as “Indemnified Taxes”). If any such withholding is so required, the Borrower or such other Loan Party shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender, Issuing Bank and the Administrative Agent is free and clear of such Indemnified Taxes (including Indemnified Taxes on such additional amount) and is equal to the amount that such Lender, Issuing Bank or the Administrative Agent (as the case may be) would have received had withholding of any Indemnified Tax not been made. If the Borrower or any other Loan Party pays any Indemnified Taxes, or any penalties or interest in connection therewith, it shall deliver official tax receipts evidencing the payment or certified copies thereof, or other evidence of payment if such tax receipts have not yet been received by the Borrower or such other Loan Party (with such tax receipts to be delivered within fifteen (15) days after being actually received), to the Lender, Issuing Bank or the Administrative Agent on whose account such withholding was made (with a copy to the Administrative Agent if not the recipient of the original) within fifteen (15) days of such payment. If the Administrative Agent or any Issuing Bank or Lender pays any Indemnified Taxes, or any penalties or interest in connection therewith, the Borrower shall reimburse the Administrative Agent or such Issuing Bank or Lender for the payment on demand in the currency in which such payment was made. Such Lender, Issuing Bank or the Administrative Agent shall make written demand on the Borrower for reimbursement hereunder no later than ninety (90) days after the earlier of (i) the date on which such Lender, Issuing Bank or the Administrative Agent makes payment of the Indemnified Taxes, penalties and interest, and (ii) the date on which the relevant taxing authority or other governmental authority makes written demand upon such Lender, Issuing Bank or the Administrative Agent for payment of the Indemnified Taxes, penalties and interest. Any such demand shall describe in reasonable detail such Indemnified Taxes, penalties or interest, including the amount thereof if then known to such Lender, Issuing Bank, or the Administrative Agent, as the case may be. In the event that such Lender, Issuing Bank or the Administrative Agent fails to give the Borrower timely notice as provided herein, the Borrower shall not have any obligation to pay such claim for reimbursement.

(b) U.S. Withholding Tax Exemptions. Upon the written request of the Borrower or the Administrative Agent, each Lender or Issuing Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent, promptly after such request, two duly completed and signed copies of either Form W-8BEN or any successor form (entitling such Lender or Issuing Bank to a complete exemption from withholding under the Code on all amounts to be received by such Lender or Issuing Bank, including fees, pursuant to the Credit Documents) or Form W-8ECI or any successor form (relating to all amounts to be received by such Lender or Issuing Bank, including fees, pursuant to the Credit Documents) of the United States Internal Revenue Service, and any other form of the United States Internal Revenue Service reasonably necessary to accomplish exemption from withholding obligations or to facilitate the Administrative Agent’s performance under this Agreement. Thereafter and from time to time, each such Lender or Issuing Bank shall submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be required under then-current United States law or regulations to avoid United States withholding taxes on payments in respect of all amounts to be received by such Lender or Issuing Bank, including fees, pursuant to the Credit Documents. Upon the request of the Borrower, each Lender or Issuing Bank that is a United States person shall submit to the Borrower a certificate to the effect that it is such a United States person and is exempt from information reporting under Section 6049 of the Code and backup withholding under Section 3406 of the Code.

(c) Inability of Lender to Submit Forms. If any Lender or Issuing Bank determines in good faith, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that (i) it is unable to submit to the Borrower or Administrative Agent any form or certificate that such Lender or Issuing Bank is obligated to submit pursuant to subsection (b) of this Section 3.3, (ii) it is required to withdraw or cancel any such form or certificate previously submitted, or (iii) any such form or certificate otherwise becomes ineffective or inaccurate, such Lender or Issuing Bank shall promptly notify the Borrower and Administrative Agent of such fact, and the Lender or Issuing Bank shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

(d) Refund of Taxes. If any Lender, Issuing Bank or the Administrative Agent becomes aware that it has received a refund of any Indemnified Tax or any tax referred to in Section 10.3 with respect to which the Borrower or any other Loan Party has paid any amount pursuant to this Section 3.3 or Section 10.3, such Lender, Issuing Bank or the Administrative Agent shall pay the amount of such refund (including any interest received with respect thereto) to the Borrower or such other Loan Party within fifteen (15) days after receipt thereof. A Lender, Issuing Bank, or the Administrative Agent shall provide, at the sole cost and expense of the Borrower, such assistance as the Borrower may reasonably request in order to obtain such a refund; provided, however, that neither the Administrative Agent nor any Lender or Issuing Bank shall in any event be required to disclose any information to the Borrower or such other Loan Party with respect to the overall tax position of the Administrative Agent or such Issuing Bank or Lender.

(e) Swiss Withholding Taxes. Without limiting the foregoing provisions of this Section 3.3, the Borrower acknowledges and agrees that (i) all withholding taxes that may be levied or imposed pursuant to any existing or future laws or regulations of Switzerland or any political subdivision thereof in respect of any payments to be made by the Borrower or any other Loan Party at any time under the terms of this Agreement or any other Credit Document shall constitute Indemnified Taxes for all purposes hereof (but excluding such taxes as provided in clauses (i), (ii), (iii) or (v) of Section 3.3(a)), and (ii) if any such taxes are so levied or imposed, the Borrower or such other Loan Party shall make the withholding, pay the amount withheld to the appropriate Governmental Authority before penalties attach thereto or interest accrues thereon, and forthwith pay such additional amount to each Lender, Issuing

Bank, and the Administrative Agent, as applicable, as may be necessary to insure that the net amount actually received by each Lender, Issuing Bank, and the Administrative Agent is free and clear of such Indemnified Taxes (including Indemnified Taxes on such additional amount) and is equal to the amount that such Lender, Issuing Bank, or the Administrative Agent would have received had withholding of any such Indemnified Taxes not been made.

ARTICLE 4 CONDITIONS PRECEDENT.

Section 4.1 Initial Borrowing. This Agreement shall become effective, and the obligation of each Lender to advance the initial Loans hereunder, and of each Issuing Bank to issue any Letter of Credit hereunder, shall only take effect, on the date (the “Effective Date”) on which each of the following conditions has been satisfied (or waived in accordance with Section 10.11):

(a) The Administrative Agent shall have received counterparts of this Agreement duly executed (including by facsimile or other electronic means) by all parties to this Agreement, together with the following, all in form and substance reasonably satisfactory to the Administrative Agent and the Co-Lead Arrangers and in sufficient number of signed counterparts, where applicable, to provide one for each Lender:

(i) Certificates of Officers. Certificates of the Secretary or an Assistant Secretary of the Borrower containing specimen signatures of the persons authorized to execute Credit Documents on the Borrower’s behalf or any other documents provided for herein or therein, together with (x) copies of resolutions of the Board of Directors or other appropriate body of the Borrower authorizing the execution and delivery of the Credit Documents, (y) copies of the Borrower’s memorandum of association and articles of association and other publicly filed organizational documents in its jurisdiction of incorporation and bylaws and other governing documents, if any, and (z) a certificate of incorporation and a certificate of good standing from the appropriate governing agency of the Borrower’s jurisdiction of incorporation;

(ii) Regulatory Filings and Approvals. Copies of all necessary governmental and third party approvals, registrations, and filings in respect of the transactions contemplated by this Agreement;

(iii) Insurance Certificate. An insurance certificate dated not more than ten (10) Business Days prior to the Effective Date from the Borrower describing in reasonable detail the insurance maintained by the Borrower and its Subsidiaries as required by this Agreement;

(iv) Opinions of Counsel. The opinions of (x) Baker Botts LLP, New York counsel for the Borrower, in the form of Exhibit 4.1A, (y) Eric B. Brown, General Counsel of the Borrower, in the form of Exhibit 4.1B, and (z) Walkers, Cayman Islands counsel for the Borrower, in the form of Exhibit 4.1C;

(v) Closing Certificate. Certificate of the President or a Vice President of the Borrower as to the satisfaction of all conditions set forth in this Section 4.1;

(vi) Termination of Credit Facilities. Written acknowledgements as to the cancellation or termination of the credit facilities more particularly described on Schedule 4.1 (with evidence of payment of all amounts outstanding thereunder and arrangements with respect to cancellation or replacement of any letters of credit outstanding thereunder);

(vii) GSF Merger. Evidence of the consummation of the GSF Merger Transactions in accordance with the terms of the GSF Merger Agreement and other GSF Merger Documentation (with all conditions precedent to such consummation having been satisfied or waived (with the prior consent (not to be unreasonably withheld or delayed) of the Co-Lead Arrangers (other than with respect to the waiver of the financing condition) to the extent the Co-Lead Arrangers reasonably determined any such waiver would be materially adverse to the Lenders)); and

(viii) Notes. Duly completed and executed Notes for each of the Lenders that has requested such Notes prior to the Effective Date as provided in Section 2.8(e).

(b) Each of the representations and warranties of the Borrower and its Subsidiaries set forth herein and in the other Credit Documents shall be true and correct in all material respects as of the time of such Borrowing, except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date;

(c) No Default or Event of Default shall have occurred and be continuing; and

(d) Payment of all fees and all expenses incurred through the Effective Date then due and owing to the Administrative Agent, the Lenders, and the Co-Lead Arrangers pursuant to this Agreement and as otherwise agreed in writing by the Borrower.

Section 4.2 All Borrowings. The obligation of each Lender to make any advance of any Loan, and of each Issuing Bank to issue any Letter of Credit hereunder (including any increase in the amount of, or extension of the expiration date of, any Letter of Credit) is subject to satisfaction of the following conditions precedent (but subject to Sections 2.3(c) and 2.12(b)):

(a) Notices. The Administrative Agent shall have received (i) in the case of any Loan, the Borrowing Request required by the first sentence of Section 2.3(a), and (ii) in the case of the issuance, extension or increase of a Letter of Credit, the applicable Issuing Bank and the Administrative Agent shall have received a duly completed Issuance Request and Application for such Letter of Credit, as the case may be, meeting the requirements of Section 2.12(b);

(b) Warranties True and Correct. In the case of any advance, Borrowing, or issuance or increase of any Letter of Credit that increases the aggregate amount of Loans and L/C Obligations outstanding after giving effect to such advance, Borrowing or issuance or increase, or extension of the expiration date of a Letter of Credit, each of the representations and warranties of the Borrower and the other Loan Parties set forth herein (other than, in the case of any such advances, Borrowings, issuances or increases occurring after the Effective Date, the representations and warranties set forth in Sections 5.4, 5.9, 5.15 and 5.16) and in the other Credit Documents (other than, in the case of any such advances, Borrowings, issuances or increases occurring after the Effective Date, those that relate to the representations and warranties set forth in Sections 5.4, 5.9, 5.15 and 5.16) shall be true and correct in all material respects as of the time of such advance, Borrowing, or issuance or increase of any Letter of Credit, except as a result of the transactions permitted hereunder or thereunder and except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date;

(c) No Default. No Default or Event of Default shall have occurred and be continuing or would occur as a result of any such Borrowing; or

(d) Regulations T, U and X. The Borrowing to be made by the Borrower shall not result in the Borrower or any Lender or Issuing Bank being in non-compliance with or in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

Each acceptance by the Borrower of an advance of any Loan or of the issuance of, increase in the amount of, or extension of the expiration date of, a Letter of Credit shall be deemed to be a representation and warranty by the Borrower on the date of such acceptance, that all conditions precedent to such Borrowing set forth in this Section 4.2 and in Section 4.1 with respect to the initial Borrowings hereunder have (except to the extent waived in accordance with the terms hereof) been satisfied or fulfilled unless the Borrower gives to the Administrative Agent and the Lenders written notice to the contrary, in which case none of the Lenders shall be required to fund or convert such Loans, and no Issuing Bank shall be required to issue, increase the amount of or extend the expiration date of such Letter of Credit, unless the Required Lenders shall have previously waived in writing such non-compliance.

ARTICLE 5 REPRESENTATIONS AND WARRANTIES.

The Borrower represents and warrants to each Lender, Issuing Bank and the Administrative Agent as follows:

Section 5.1 Corporate Organization. Each of the Borrower, Holdings (at all times on and after the Redomestication Effective Date), and each other material Member of the Consolidated Group: (i) is duly organized and existing in good standing under the laws of the jurisdiction of its organization; (ii) has all necessary organizational power and authority to own the property and assets it uses in its business and otherwise to carry on its present business; and (iii) is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified or to be in good standing, as the case may be, would not have a Material Adverse Effect.

Section 5.2 Power and Authority; Validity. Each of the Borrower and any other Loan Parties has the organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary company action to authorize the execution, delivery and performance of such Credit Documents. Each of the Borrower and any other Loan Parties has duly executed and delivered each Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of the Borrower or such Loan Party, as the case may be, enforceable against it in accordance with its terms, subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and equitable principles.

Section 5.3 No Violation. Neither the execution, delivery or performance by the Borrower or any other Loan Party of the Credit Documents to which it is a party nor compliance by it with the terms and provisions thereof, nor the consummation by it of the transactions contemplated herein or therein, will (i) contravene in any material respect any applicable provision of any law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any term, covenant, condition or other provision of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien other than any Permitted Lien upon any of the property or assets of the Borrower or any other Member of the Consolidated Group under, the terms of any material contractual obligation to which the Borrower or any other Member of the Consolidated Group is a party or by which they or any of their properties or assets are bound or to which they may be subject, or (iii) violate or conflict with any provision of the memorandum of association and articles of association, charter, articles or certificate of incorporation, partnership or limited liability company agreement, by-laws, or other applicable governance documents of the Borrower or any other Member of the Consolidated Group.

Section 5.4 Litigation. Except as may be described on Schedule 5.4, there are no actions, suits, proceedings or counterclaims (including, without limitation, derivative or injunctive actions) pending or, to the knowledge of the Borrower, threatened against the Borrower or any other Member of the Consolidated Group that are reasonably likely to have a Material Adverse Effect.

Section 5.5 Use of Proceeds; Margin Regulations.

(a) Use of Proceeds. The proceeds of the Loans and the Letters of Credit shall only be used to finance amounts outstanding on the Initial Effective Date under the Borrower’s Revolving Credit Agreement dated as of July 8, 2005 with Citibank, N.A., as administrative agent, for repayment and debt service on the Bridge Facility, as a commercial paper backstop, for permitted investments and acquisitions, and for capital expenditures and other general corporate purposes of the Borrower and its Subsidiaries.

(b) Margin Stock. Neither the Borrower nor any other Member of the Consolidated Group is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock. No proceeds of the Loans or the Letters of Credit will be used for a purpose which violates Regulations T, U or X of the Board of Governors of the Federal Reserve System. After application of the proceeds of the Loans, the issuance of the Letters of Credit, and any acquisitions permitted hereunder, less than 25% of the assets of each of the Borrower and the other Members of the Consolidated Group consists of “margin stock” (as defined in Regulation U of the Board of Governors of the Federal Reserve System).

Section 5.6 Investment Company Act. Neither the Borrower nor any other Member of the Consolidated Group is an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

Section 5.7 True and Complete Disclosure. All factual information (taken as a whole) furnished by the Borrower or any other Member of the Consolidated Group in writing to the Administrative Agent or any Lender in connection with any Credit Document or the Confidential Information Memorandum or any transaction contemplated therein did not, as of the date such information was furnished (or, if such information expressly related to a specific date, as of such specific date), contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (taken as a whole), in light of the circumstances under which such information was furnished, not misleading, except for such statements, if any, as have been updated, corrected, supplemented, superseded or modified pursuant to a written correction or supplement furnished to the Lenders prior to the date of this Agreement.

Section 5.8 Financial Statements. The financial statements heretofore delivered to the Lenders for the Borrower’s fiscal year ending December 31, 2006, and for the Borrower’s fiscal quarter and year-to-date period ending September 30, 2007, have been prepared in accordance with GAAP applied on a basis consistent, except as otherwise noted therein, in accordance with GAAP, with the Borrower’s financial statements for the previous fiscal year. Such annual and quarterly financial statements fairly present in all material respects on a consolidated basis the financial position of the Borrower as of the dates thereof, and the results of operations for the periods indicated, subject in the case of interim financial statements, to normal year-end audit adjustments and omission of certain footnotes (as permitted by the SEC). As of the Initial Effective Date, (a) the Borrower and its Subsidiaries (other than GSF), considered as a whole, and (b) GSF, had no material contingent liabilities or material Indebtedness required under GAAP to be disclosed in a consolidated balance sheet of the Borrower or GSF, as applicable, that were not (i) in the case of the Borrower and its Subsidiaries (other than GSF) included in the financial statements referred to in this Section 5.8 or disclosed in the notes thereto or in writing to the Administrative Agent (with a written request to the Administrative Agent to distribute such disclosure to the Lenders) unless otherwise permitted under this Agreement and (ii) in the case of GSF, included in the consolidated financial statements included in its quarterly report on Form 10-Q for the quarter ended September 30, 2007 as filed with the SEC, unless otherwise permitted under this Agreement.

Section 5.9 No Material Adverse Change. Except as may be described on Schedule 5.9, since September 30, 2007 there has occurred no event or effect with respect to the business, assets, operations or condition of the Borrower and its Subsidiaries, and/or of GSF and its Subsidiaries, as reflected in their respective quarterly reports on Form 10-Q filed with the SEC for the quarter ended September 30, 2007 (and assuming, for purposes of this Section 5.9, that the GSF Merger and the incurrence of the Bridge Facility and other GSF Merger Transactions had occurred on September 30, 2007), that has had or could reasonably be expected to have a Material Adverse Effect (after giving effect to GSF Merger and the incurrence of the Bridge Facility and other GSF Merger Transactions).

Section 5.10 Taxes. The Borrower and all other Members of the Consolidated Group have filed all material tax returns required to be filed, whether in the United States or in any foreign jurisdiction, and have paid all governmental taxes, rates, assessments, fees, charges and levies (collectively, “Taxes”) shown to be due and payable on such returns or on any assessments made against the Borrower or such other Members of the Consolidated Group or any of their properties (other than any such assessments, fees, charges or levies that are not more than ninety (90) days past due, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings and for which reserves have been provided in conformity with GAAP, or which the failure to pay could not reasonably be expected to have a Material Adverse Effect).

Section 5.11 Consents. On the Initial Effective Date, all material consents and approvals of, and filings and registrations with, and all other actions of, all governmental agencies, authorities or instrumentalities required to have been obtained or made by the Borrower in order to obtain the Loans and Letters of Credit hereunder have been or will have been obtained or made and are or will be in full force and effect.

Section 5.12 Insurance. The Borrower, Holdings (on and after the Redomestication Effective Date), and all other material Members of the Consolidated Group maintain in effect, with responsible insurance companies, including captive insurance companies, or through self-insurance, insurance against any loss or damage to all insurable property and assets owned by it, which insurance is of a character and in or in excess of such amounts as are customarily maintained by companies similarly situated and operating like property or assets (subject to self-insured retentions and deductibles), and insurance with respect to employers’ and public and product liability risks (subject to self-insured retentions and deductibles).

Section 5.13 Intellectual Property. The Borrower and all other Members of the Consolidated Group own or hold valid licenses to use all the patents, trademarks, permits, service marks, and trade names that are necessary to the operation of the business of the Borrower and all other Members of the Consolidated Group as presently conducted, except where the failure to own, or hold valid licenses to use, such patents, trademarks, permits, service marks, and trade names could not reasonably be expected to have a Material Adverse Effect.

Section 5.14 Ownership of Property. The Borrower and all other Members of the Consolidated Group have good title to or a valid leasehold interest in all of their real property and good title to, or a valid leasehold interest in, all of their other property, subject to no Liens except Permitted Liens, except where the failure to have such title or leasehold interest in such property could not reasonably be expected to have a Material Adverse Effect.

Section 5.15 Existing Indebtedness. Schedule 5.15 contains a complete and accurate list of all Indebtedness outstanding as of the Initial Effective Date, with respect to the Borrower and its Subsidiaries, in each case in a principal amount of $30,000,000 (or, if denominated in a currency other than U.S. Dollars, the Dollar Equivalent of $30,000,000) or more (other than the Obligations hereunder and Indebtedness permitted by Section 6.12(b) through (j)) and permitted by Section 6.12(a), in each case showing the aggregate principal amount thereof, the name of the respective borrower and any other entity which directly or indirectly guaranteed such Indebtedness, and the scheduled payments of such Indebtedness.

Section 5.16 Existing Liens. Schedule 5.16 contains a complete and accurate list of all Liens outstanding as of the Initial Effective Date, with respect to the Borrower and its Subsidiaries where the Indebtedness or other obligations secured by such Lien is in a principal amount of $30,000,000 (or, if denominated in a currency other than U.S. Dollars, the Dollar Equivalent of $30,000,000) or more (other than the Liens permitted by Section 6.11(b) through (r)), and permitted by Section 6.11(a), in each case showing the name of the Person whose assets are subject to such Lien, the aggregate principal amount of the Indebtedness secured thereby, and a description of the Agreements or other instruments creating, granting, or otherwise giving rise to such Lien.

Section 5.17 GSF Merger Transactions. The GSF Merger and the other GSF Merger Transactions have been consummated in accordance with the terms of the GSF Merger Agreement and the other GSF Merger Documentation, and all conditions precedent to such consummation as provided in the GSF Merger Agreement and other GSF Merger Documentation have been satisfied or waived (with the prior written consent of the Co-Lead Arrangers to the extent such consent may have been required as described in Section 4.1(a)(vii)).

Section 5.18 Employee Benefit Plan. The Borrower, each other Member of the Consolidated Group and each of their respective ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the Code and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan except for any such non-compliance or non-performance which could not reasonably be expected to result in a Material Adverse Effect. No liability to the PBGC (other than required premium payments), the U.S. Internal Revenue Service, any Employee Benefit Plan or any trust established under Title IV of ERISA has been or is expected to be incurred by the Borrower or any other Member of the Consolidated Group or any of their ERISA Affiliates with respect to any Employee Benefit Plan, except for any such liability which could not reasonably be expected to result in a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur which could reasonably be expected to result in a Material Adverse Effect. No Plan has Unfunded Vested Liabilities which could reasonably be expected to result in a Material Adverse Effect. As of the most recent valuation date for each Multiemployer Plan, the potential liability of the Borrower, and the other Members of the Consolidated Group and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, could not reasonably be expected to result in a Material Adverse Effect. The Borrower and each other Member of the Consolidated Group and each of their ERISA Affiliates have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in material “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan, except for any such non-compliance which could not reasonably be expected to result in a Material Adverse Effect.

Section 5.19 OFAC. Neither the Borrower nor any other Member of the Consolidated Group (i) is a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order (a “Prohibited Person”), or (ii) will knowingly use any proceeds of the Loans, directly or indirectly, (a) to support activities in any country subject to a comprehensive sanctions program administered by the Office of Foreign Assets Control (“OFAC”) where such activities would be in violation of the sanctions program, or (b) to conduct business with a Prohibited Person or any individual or entity controlled by a Prohibited Person.

Section 5.20 Compliance with Certain Laws. The Borrower and each other Member of the Consolidated Group is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto as if such statute, regulations, legislation, or order applied in full to the Borrower and each other Member of the Consolidated Group, and (ii) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001) and its implementing regulations as if such statute and regulations applied in full to the Borrower and each other Member of the Consolidated Group. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

Section 5.21 Redomestication. At such time as the Redomestication Transactions shall be consummated, (i) the conditions to the consummation of the Redomestication Transactions as provided in the Redomestication Merger Agreement and Redomestication Schemes of Arrangement shall have been satisfied as of such time (other than any such conditions waived by the parties thereto where such waiver would not be adverse to the interests of the Lenders in any material respects), (ii) such Redomestication Transactions shall have been consummated in accordance with the terms of the Redomestication Merger Agreement and Redomestication Schemes of Arrangement and in compliance in all material respects with all applicable laws, regulations and governmental and judicial approvals (including, without limitation, the court orders sanctioning the Redomestication Transactions obtained from the Grand Court of the Cayman Islands), and (iii) such consummation of the Redomestication Transactions shall not have resulted in or caused to have occurred any Default or Event of Default, or any breach or default under the terms of the Indentures, the 364-Day Revolver Agreement, the Term Credit Agreement, or any other indenture, credit or loan agreement, lease, or other financing agreement evidencing or governing any other Material Indebtedness, or other material contract or agreement of the Borrower or its Subsidiaries the breach of which could reasonably be expected to have a Material Adverse Effect.

Section 5.22 Solvency. Each Loan Party is, and after giving effect to the Redomestication Transactions, the Holdings Guaranty, any other Guaranties given by any Loan Parties in respect of this Agreement, the 364-Day Credit Agreement, the Term Credit Agreement, and the Indebtedness issued under the Indentures, and any Subsidiary Guaranty, will be and will continue to be, when taken together with their respective Subsidiaries, Solvent.

ARTICLE 6 COVENANTS.

Each of the Borrower and, on and after the Redomestication Effective Date, Holdings, covenants and agrees that, so long as any Loan, Note, Commitment, or L/C Obligation is outstanding hereunder, or any other Obligation is due and payable hereunder:

Section 6.1 Corporate Existence. Each of the Borrower, Holdings (on and after the Redomestication Effective Date), and all other material Members of the Consolidated Group will preserve and maintain its organizational existence, except (i) for the dissolution of any material Subsidiaries of the Borrower whose assets are transferred to the Borrower or any of its Subsidiaries, (ii) for mergers and other or other business combinations permitted under Section 6.10, and mergers or other business combinations of any Subsidiary of the Borrower with or into the Borrower or another Subsidiary of the Borrower, (iii) where the failure to preserve, renew or keep in full force and effect the existence of any Subsidiary of the Borrower could not reasonably be expected to have a Material Adverse Effect, or (iv) as otherwise expressly permitted in this Agreement.

Section 6.2 Maintenance. Each of the Borrower, Holdings (on and after the Redomestication Effective Date), and all other material Members of the Consolidated Group will maintain, preserve and keep its properties and equipment necessary to the proper conduct of its business in reasonably good repair, working order and condition (normal wear and tear excepted) and will from time to time make all reasonably necessary repairs, renewals, replacements, additions and betterments thereto so that at all times such properties and equipment are reasonably preserved and maintained, in each case with such exceptions as could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; provided, however, that nothing in this Section 6.2 shall prevent the Borrower, Holdings (on and after the Redomestication Effective Date), or any other material Members of the Consolidated Group from discontinuing the operation or maintenance of any such properties or equipment if such discontinuance is, in the judgment of the Borrower, Holdings (on and after the Redomestication Effective Date), or any other material Members of the Consolidated Group, as applicable, desirable in the conduct of its business.

Section 6.3 Taxes. Each of the Borrower and the other Members of the Consolidated Group will duly pay and discharge all Taxes upon or against it or its properties within ninety (90) days after becoming due or, if later, prior to the date on which penalties are imposed for such unpaid Taxes, unless and to the extent that (i) the same is being contested in good faith and by appropriate proceedings and reserves have been established in conformity with GAAP, or (ii) the failure to effect such payment or discharge could not reasonably be expected to have a Material Adverse Effect.

Section 6.4 ERISA. Each of the Borrower and the other Members of the Consolidated Group will timely pay and discharge all obligations and liabilities arising under ERISA or otherwise with respect to each Plan of a character which if unpaid or unperformed might result in the imposition of a material Lien against any properties or assets of the Borrower, Holdings (on or after the Redomestication Effective Date), or any other material Member of the Consolidated Group and will promptly notify the Administrative Agent upon an officer of the Borrower or Holdings (on or after the Redomestication Effective Date) becoming aware thereof, of (i) the occurrence of any reportable event (as defined in ERISA) relating to a Plan (other than a multi-employer plan, as defined in ERISA), so long as the event thereunder could reasonably be expected to have a Material Adverse Effect, other than any such event with respect to which the PBGC has waived notice by regulation; (ii) receipt of any notice from PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor; (iii) the intention of the Borrower or any other Member of the Consolidated Group to terminate or withdraw from any Plan if such termination or withdrawal would result in liability under Title IV of ERISA, unless such termination or withdrawal could not reasonably be expected to have a Material Adverse Effect; and (iv) the receipt by the Borrower or any other Members of the Consolidated Group of notice of the occurrence of any event that could reasonably be expected to result in the incurrence of any liability (other than for benefits), fine or penalty to the Borrower or any other Members of the Consolidated Group, or any plan amendment that could reasonably be expected to increase the contingent liability of the Borrower and any other Members of the Consolidated Group, taken as a whole, in either case in connection with any post-retirement benefit under a welfare plan (subject to ERISA), unless such event or amendment could not reasonably be expected to have a Material Adverse Effect. The Borrower will also promptly notify the Administrative Agent of (i) any material contributions to any Foreign Plan that have not been made by the required due date for such contribution if such default could reasonably be expected to have a Material Adverse Effect; (ii) any Foreign Plan that is not funded to the extent required by the law of the jurisdiction whose law governs such Foreign Plan based on the actuarial assumptions reasonably used at any time if such underfunding (together with any penalties likely to result) could reasonably be expected to have a Material Adverse Effect, and (iii) any material change anticipated to any Foreign Plan that could reasonably be expected to have a Material Adverse Effect.

Section 6.5 Insurance. Each of the Borrower, Holdings (on or after the Redomestication Effective Date), and all other material Members of the Consolidated Group will maintain or cause to be maintained, with responsible insurance companies, including captive insurance companies, or through self-insurance, insurance against any loss or damage to all insurable property and assets owned by it, such insurance to be of a character and in or in excess of such amounts as are customarily maintained by companies similarly situated and operating like property or assets (subject to self-insured retentions and deductibles) and will (subject to self-insured retentions and deductibles) maintain or cause to be maintained insurance with respect to employers’ and public and product liability risks.

Section 6.6 Financial Reports and Other Information.

(a) Periodic Financial Statements and Other Documents. The Borrower, the other Members of the Consolidated Group, and any SPVs will maintain a system of accounting in such manner as will enable preparation of financial statements in accordance with GAAP and will furnish to the Lenders and their respective authorized representatives such information about the business and financial condition of the Borrower, the other Members of the Consolidated Group and any SPVs as any Lender may reasonably request; and, without any request, will furnish to the Administrative Agent:

(i) not later than the earlier of (x) sixty (60) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower or, after the Redomestication Effective Date, Holdings, and (y) five (5) days after the date the Borrower or, after the Redomestication Effective Date, Holdings, is required to file with the SEC its report on Form 10-Q with respect to each of such fiscal quarters, the consolidated balance sheet of the Consolidated Group as at the end of such fiscal quarter and the related consolidated statements of income and retained earnings and of cash flows for such fiscal quarter and for the portion of the fiscal year ended with the last day of such fiscal quarter, all of which shall be in reasonable detail or in the form filed with the SEC, and certified by the chief financial officer of the Borrower or, after the Redomestication Effective Date, Holdings, that they fairly present the financial condition of the Consolidated Group as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated and that they have been prepared in accordance with GAAP, in each case, subject to normal year-end audit adjustments and the omission of any footnotes as permitted by the SEC (publicly filing the Borrower’s or, after the Redomestication Effective Date, Holdings’, Form 10-Q with the SEC in any event will satisfy the requirements of this subsection subject to Section 6.6(b) and shall be deemed furnished and delivered on the date such information has been posted on the SEC website accessible through http://www.sec.gov/edgar/searchedgar/webusers.htm or such successor webpage of the SEC thereto));

(ii) not later than the earlier of (x) one hundred twenty (120) days after the end of each fiscal year of the Borrower or, after the Redomestication Effective Date, Holdings, and (y) five (5) days after the date the Borrower or, after the Redomestication Effective Date, Holdings, is required to file with the SEC its report on Form 10-K with respect to such fiscal year, the consolidated balance sheet of the Consolidated Group as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year and setting forth consolidated comparative figures as of the end of and for the preceding fiscal year, audited by an independent nationally-recognized accounting firm and in the form filed with the SEC (publicly filing the Borrower’s or, after the

Redomestication Effective Date, Holdings’, Form 10-K with the SEC in any event will satisfy the requirements of this subsection subject to Section 6.6(b) and shall be deemed furnished and delivered on the date such information has been posted on the SEC website accessible through http://www.sec.gov/edgar/searchedgar/webusers.htm or such successor webpage of the SEC thereto));

(iii) commencing with fiscal year 2008, to the extent actually prepared and approved by the Borrower’s or, after the Redomestication Effective Date, Holdings’, board of directors, a projection of the Consolidated Group’s consolidated balance sheet and consolidated income, retained earnings and cash flows for the current fiscal year showing such projected budget for each fiscal quarter ending during such year; and

(iv) within ten (10) days after the sending or filing thereof, copies of all financial statements, projections, documents and other communications that the Borrower or, after the Redomestication Effective Date, Holdings, sends to its stockholders generally or publicly files with the SEC or any similar governmental authority (and is publicly available); provided that publicly filing such documents with the SEC in any event will satisfy the requirements of this subsection subject to Section 6.6(b) and shall be deemed furnished and delivered on the date such information has been posted on the SEC website accessible through http://www.sec.gov/edgar/searchedgar/webusers.htm or such successor webpage of the SEC thereto.

The Administrative Agent will forward promptly to the Lenders the information provided to the Administrative Agent pursuant to (i) through (iv) above.

(b) Compliance Certificates. Within the respective time periods set forth in subsections (i) and (ii) of Section 6.6(a) for furnishing financial statements, the Borrower shall deliver or cause to be delivered (i) additional information setting forth calculations excluding the effects of any SPVs and containing such calculations for any SPVs as reasonably requested by the Administrative Agent, and (ii) (x) a written certificate signed by the Borrower’s or, after the Redomestication Effective Date, Holdings’, chief financial officer (or other financial officer of the Borrower or, after the Redomestication Effective Date, Holdings), in his or her capacity as such, to the effect that no Default or Event of Default then exists or, if any such Default or Event of Default exists as of the date of such certificate, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Borrower or any other Member of the Consolidated Group to remedy the same, and (y) a Compliance Certificate in the form of Exhibit 6.6 showing compliance with certain of the covenants (to the extent then applicable) set forth herein.

(c) Reserved.

(d) Notice of Events Relating to Environmental Laws and Claims. Promptly after any officer of the Borrower or, after the Redomestication Effective Date, any officer of the Borrower or Holdings, obtains knowledge of any of the following, the Borrower will provide or cause to be provided to the Administrative Agent written notice in reasonable detail of any of the following that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect:

(i) any pending or threatened Environmental Claim against the Borrower or any other Member of the Consolidated Group or any SPV or any property owned or operated by the Borrower or any other Member of the Consolidated Group or any SPV;

(ii) any condition or occurrence on any property owned or operated by the Borrower or any other Member of the Consolidated Group or any SPV that results in noncompliance by the Borrower or any other Member of the Consolidated Group or any SPV with any Environmental Law; and

(iii) the taking of any material remedial action in response to the actual or alleged presence of any Hazardous Material on any property owned or operated by the Borrower or any other Member of the Consolidated Group or any SPV other than in the ordinary course of business.

(e) Notices of Default, Litigation, Etc. The Borrower will promptly, and in any event within five (5) Business Days, after an officer of the Borrower or, after the Redomestication Effective Date, any officer of the Borrower or Holdings, has knowledge thereof, give or cause to be given written notice to the Administrative Agent of (who will in turn provide notice to the Lenders of): (i) the occurrence of any Default or Event of Default; (ii) any litigation or governmental proceeding of the type described in Section 5.4; (iii) any circumstance that has had or could reasonably be expected to have a Material Adverse Effect; (iv) the occurrence of any event which has resulted in a breach of, or is reasonably expected to result in a breach of, Section 6.17 or 6.18; and (v) any notice received by it or any other Member of the Consolidated Group or any SPV from the holder(s) of Indebtedness of the Borrower or any other Member of the Consolidated Group or any SPV in an amount which, in the aggregate, exceeds $75,000,000 (or, if denominated in a currency other than U.S. Dollars, the Dollar Equivalent of $75,000,000), where such notice states or claims the existence or occurrence of any default or event of default with respect to such Indebtedness under the terms of any indenture, loan or credit agreement, debenture, note, or other document evidencing or governing such Indebtedness.

Section 6.7 Lender Inspection Rights. Upon reasonable notice from the Administrative Agent or any Lender, the Borrower and, after the Redomestication Effective Date, Holdings, will permit the Administrative Agent or any Lender (and such Persons as the Administrative Agent or such Lender may reasonably designate) during normal business hours at such entity’s sole expense unless a Default or Event of Default shall have occurred and be continuing, in which event at the Borrower’s expense, to visit and inspect any of the properties of the Borrower or any other Member of the Consolidated Group, to examine all of their books and records, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Borrower and, after the Redomestication Effective Date, Holdings, authorizes such accountants to discuss with the Administrative Agent and any Lender (and such Persons as the Administrative Agent or such Lender may reasonably designate) the affairs, finances and accounts of the Borrower and all other Members of the Consolidated Group), all as often, and to such extent, as may be reasonably requested. The chief financial officer of the Borrower and, after the Redomestication Effective Date, Holdings, and/or his or her designee shall be afforded the opportunity to be present at any meeting of the Administrative Agent or the Lenders and such accountants. The Administrative Agent agrees to use reasonable efforts to minimize, to the extent practicable, the number of separate requests from the Lenders to exercise their rights under this Section 6.7 and/or Section 6.6 and to coordinate the exercise by the Lenders of such rights.

Section 6.8 Conduct of Business. The Borrower and all other Members of the Consolidated Group will at all times remain primarily engaged in (i) the contract drilling business, and the provision of turnkey drilling services, (ii) the provision of services to the energy industry, (iii) other existing businesses described in the Borrower’s and GSF’s quarterly reports on Form 10-Q filed with the SEC for the quarter ended September 30, 2007, including without limitation, the oil and gas exploration and production business, or (iv) any related businesses (each a “Permitted Business”).

Section 6.9 Use of Proceeds; Margin Regulations.

(a) Use of Proceeds. The proceeds of the Loans and the Letters of Credit shall only be used to refinance amounts outstanding on the Initial Effective Date under the Borrower’s Revolving Credit Agreement dated as of July 8, 2005 with Citibank, N.A., as administrative agent, for repayment and debt service on the Bridge Facility, as a commercial paper backstop, for permitted investments and acquisitions, and for capital expenditures and other general corporate purposes of the Consolidated Group.

(b) Margin Stock. Neither the Borrower nor any other Member of the Consolidated Group shall engage in the business of extending credit for the purpose of purchasing or carrying margin stock. No proceeds of the Loans or the Letters of Credit will be used for a purpose which violates Regulations T, U or X of the Board of Governors of the Federal Reserve System. After application of the proceeds of the Loans and the issuance of the Letters of Credit, less than 25% of the assets of each of the Borrower and the other Members of the Consolidated Group will consist of “margin stock” (as defined in Regulation U of the Board of Governors of the Federal Reserve System).

Section 6.10 Restrictions on Fundamental Changes. Other than in connection with the Redomestication Transactions, neither the Borrower nor, after the Redomestication Effective Date, Holdings, shall merge, consolidate, amalgamate or complete a scheme of arrangement with any other Person, or cause or permit any dissolution of the Borrower or, after the Redomestication Effective Date, Holdings, or liquidation of its assets, or sell, transfer or otherwise dispose of all or substantially all of the Borrower’s or, after the Redomestication Effective Date, Holdings’, assets, except that:

(a) The Borrower may merge into, or consolidate, amalgamate or complete a scheme of arrangement with, any other Person if upon the consummation of any such merger, consolidation, amalgamation or scheme of arrangement (x) the Borrower is the surviving Person to any such merger, consolidation, amalgamation or scheme of arrangement, or (y) the surviving Person (I) is organized under the laws of a Permitted Jurisdiction, (II) shall assume all obligations of the Borrower under this Agreement and the other Credit Documents pursuant to an assumption agreement in form and substance reasonably satisfactory to the Administrative Agent, and (III) shall deliver or cause to be delivered to the Administrative Agent with respect to such transactions and assumption agreement, certificates, opinions and other documents of the types described in Section 6.19(b), all in form and substance reasonably satisfactory to the Administrative Agent;

(b) Holdings may merge into, or consolidate, amalgamate or complete a scheme of arrangement with, any other Person if upon the consummation of any such merger, consolidation, amalgamation or scheme of arrangement (x) Holdings is the surviving Person to any such merger, consolidation, amalgamation or scheme of arrangement, or (y) the surviving Person (I) is organized under the laws of a Permitted Jurisdiction, (II) shall assume all obligations of Holdings under the Holdings Guaranty pursuant to an assumption agreement, or pursuant to a new Guaranty, in each case in form and substance reasonably satisfactory to the Administrative Agent, and (III) shall deliver or cause to be delivered to the Administrative Agent with respect to such transactions and agreements, certificates, opinions and other documents of the types described in Section 6.19(b), all in form and substance reasonably satisfactory to the Administrative Agent;

(c) The Borrower may sell or transfer all or substantially all of its assets (including stock in its Subsidiaries) to any Person if such Person is a Subsidiary of the Borrower (or a Person who will contemporaneously therewith become a Subsidiary of the Borrower); and

(d) Holdings may sell or transfer all or substantially all of its assets (including stock in its Subsidiaries) to any Person if such Person is a Subsidiary of Holdings (or a Person who will contemporaneously therewith become a Subsidiary of Holdings);

provided in the case of any transaction described in the preceding clauses (a) through (d), no Default or Event of Default shall exist immediately prior to, or after giving effect to, such transaction.

Section 6.11 Liens. The Borrower and the other Members of the Consolidated Group shall not create, incur, assume or suffer to exist any Lien of any kind on any property or asset of any kind of the Borrower or any such other Member of the Consolidated Group, except the following (collectively, the “Permitted Liens”):

(a) Liens existing on the Effective Date (each such Lien, to the extent it secures Indebtedness or other obligations in an aggregate amount of $30,000,000 (or, if denominated in a currency other than U.S. Dollars, the Dollar Equivalent of $30,000,000) or more, being described on Schedule 5.16 attached hereto);

(b) Liens arising in the ordinary course of business by operation of law, deposits, pledges or other Liens in connection with workers’ compensation, unemployment insurance, old age benefits, social security obligations, taxes, assessments, public or statutory obligations or other similar charges, good faith deposits, pledges or other Liens in connection with (or to obtain letters of credit in connection with) bids, performance, return-of-money or payment bonds, contracts or leases to which the Borrower or any other Members of the Consolidated Group are parties or other deposits required to be made in the ordinary course of business; provided that in each case the obligation secured is not for Indebtedness for borrowed money and is not overdue or, if overdue, is being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor;

(c) mechanics’, workmen’s, materialmen’s, landlords’, carriers’, maritime or other similar Liens arising in the ordinary course of business (or deposits to obtain the release of such Liens) related to obligations not overdue for more than thirty (30) days if such Liens arise with respect to domestic assets and for more than ninety (90) days if such Liens arise with respect to foreign assets, or, if so overdue, that are being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor, or if such Liens otherwise could not reasonably be expected to have a Material Adverse Effect;

(d) Liens for Taxes not more than ninety (90) days past due or which can thereafter be paid without penalty or which are being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor, or if such Liens otherwise could not reasonably be expected to have a Material Adverse Effect;

(e) Liens imposed by ERISA (or comparable foreign laws) which are being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor, or if such Liens otherwise could not reasonably be expected to have a Material Adverse Effect;

(f) Liens arising out of judgments or awards against the Borrower or any other Member of the Consolidated Group, or in connection with surety or appeal bonds or the like in connection with bonding such judgments or awards, the time for appeal from which or petition for rehearing of which shall not have expired or for which the Borrower or such other Member of the Consolidated Group shall be prosecuting on appeal or proceeding for review, and for which it shall have obtained (within thirty (30) days with respect to a judgment or award rendered in the United States or within sixty (60) days with respect to a judgment or award rendered in a foreign jurisdiction after entry of such judgment or award or expiration of any previous such stay, as applicable) a stay of execution or the like pending such appeal or proceeding for review; provided, that the aggregate amount of uninsured or underinsured liabilities (net of customary deductibles, and including interest, costs, fees and penalties, if any) of the Borrower and the other Members of the Consolidated Group secured by such Liens shall not exceed the Dollar Equivalent of $125,000,000 at any one time outstanding;

(g) Liens on fixed or capital assets acquired, constructed, improved, altered or repaired by the Borrower or any other Member of the Consolidated Group and related contracts, intangibles and other assets that are incidental thereto (including accessions thereto and replacements thereof) or otherwise arise therefrom; provided that (i) such Liens secure Indebtedness otherwise permitted by this Agreement, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 365 days after such acquisition or the later of the completion of such construction, improvement, alteration or repair or the date of commercial operation of the assets constructed, improved, altered or repaired, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing, improving, altering or repairing such fixed or capital assets, as the case may be, and (iv) such Lien shall not apply to any other property or assets of the Borrower or any other Member of the Consolidated Group;

(h) Liens securing Interest Rate Protection Agreements or foreign exchange hedging obligations incurred in the ordinary course of business and not for speculative purposes;

(i) Liens on property existing at the time such property is acquired by the Borrower or any other Member of the Consolidated Group and not created in contemplation of such acquisition (or on repairs, renewals, replacements, additions, accessions and betterments thereto), and Liens on the assets of any Person at the time such Person becomes a Member of the Consolidated Group and not created in contemplation of such Person becoming a Member of the Consolidated Group (or on repairs, renewals, replacements, additions, accessions and betterments thereto;

(j) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in the foregoing subsections (a) through (i), provided, however, that the principal amount of Indebtedness secured thereby does not exceed the principal amount secured at the time of such extension, renewal or replacement (other than amounts incurred to pay costs of such extension, renewal or replacement), and that such extension, renewal or replacement is limited to the property already subject to the Lien so extended, renewed or replaced (together with accessions and improvements thereto and replacements thereof);

(k) rights reserved to or vested in any municipality or governmental, statutory or public authority by the terms of any right, power, franchise, grant, license or permit, or by any provision of law, to terminate such right, power, franchise, grant, license or permit or to purchase, condemn, expropriate or recapture or to designate a purchaser of any of the property of a Person;

(l) rights reserved to or vested in any municipality or governmental, statutory or public authority to control, regulate or use any property of a Person;

(m) rights of a common owner of any interest in property held by a Person and such common owner as tenants in common or through other common ownership;

(n) encumbrances (other than to secure the payment of Indebtedness), easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any property or rights-of-way of a Person for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines, removal of gas, oil, coal, metals, steam, minerals, timber or other natural resources, and other like purposes, or for the joint or common use of real property, rights-of-way, facilities or equipment, or defects, irregularity and deficiencies in title of any property or rights-of-way;

(o) Liens created by or resulting from zoning, planning and environmental laws and ordinances and municipal regulations;

(p) Liens created or evidenced by or resulting from financing statements filed by lessors of property (but only with respect to the property so leased);

(q) Liens on property securing Non-recourse Debt;

(r) Liens on the stock or assets of SPVs;

(s) other Liens created in connection with securitization programs, if any, of the Borrower and the other Members of the Consolidated Group;

(t) Liens on the drillships and related assets securing the Angolan Debt, the Pacific Drilling Debt, and the Petrobras Lease;

(u) Liens securing Indebtedness or other obligations (i) of the Borrower in favor of any wholly owned Subsidiary of the Borrower, (ii) of any wholly owned Subsidiary of the Borrower in favor of the Borrower or another wholly owned Subsidiary of the Borrower, (iii) after the Redomestication Effective Date, of any wholly owned Subsidiary of Holdings in favor of Holdings or another wholly owned Subsidiary of Holdings, or (iv) after the Redomestication Effective Date, of Holdings in favor of any wholly owned Subsidiary of Holdings; and

(v) Liens (not otherwise permitted by this Section 6.11) securing Indebtedness (or other obligations) not exceeding at the time of incurrence thereof (together with all such other Liens securing Indebtedness (or other obligations) outstanding pursuant to this clause (v) at such time) ten percent (10%) of Consolidated Tangible Net Worth.

Section 6.12 Subsidiary Indebtedness. The Borrower shall not permit its Subsidiaries or, on or after the Redomestication Effective Date, any Subsidiary of Holdings (other than the Borrower), to incur, assume or suffer to exist any Indebtedness, except:

(a) existing Indebtedness outstanding on the Effective Date (such Indebtedness, to the extent the principal amount thereof is $30,000,000 (or, if denominated in a currency other than U.S. Dollars, the Dollar Equivalent of $30,000,000) or more, being described on Schedule 5.15 attached hereto), and any subsequent extensions, renewals or refinancings thereof (i) so long as such Indebtedness is not increased in amount (other than amounts incurred to pay costs of such extension, renewal or refinancing), the scheduled maturity date thereof (if prior to the Maturity Date) is not accelerated, the interest rate per annum applicable thereto is not increased, any scheduled amortization of principal thereunder prior to the Maturity Date is not shortened and the payments thereunder are not increased, or (ii) such extensions, renewals or refinancings are otherwise expressly permitted by, and are effected pursuant to, another clause in this Section 6.12 (other than clause (l) hereof);

(b) Indebtedness under the Credit Documents;

(c) intercompany loans and advances to the Borrower or other Members of the Consolidated Group, and intercompany loans and advances from any of such other Members of the Consolidated Group or SPVs to the Borrower or any other Members of the Consolidated Group;

(d) Indebtedness under any Interest Rate Protection Agreements and any Currency Rate Protection Agreements;

(e) Indebtedness (i) under unsecured lines of credit for overdrafts or for working capital purposes in foreign countries with financial institutions, and (ii) arising from the honoring by a bank or other Person of a check, draft or similar instrument inadvertently drawing against insufficient funds, all such Indebtedness not to exceed the Dollar Equivalent of $300,000,000 in the aggregate at any time outstanding, provided that amounts under overdraft lines of credit or outstanding as a result of drawings against insufficient funds shall be outstanding for one (1) Business Day before being included in such aggregate amount;

(f) Indebtedness of a Person existing at the time such Person becomes a Member of the Consolidated Group or is merged, consolidated or amalgamated with or into the Borrower or any other Member of the Consolidated Group and not incurred in contemplation of such transaction, and extensions, renewals or refinancings thereof that do not increase the amount of such Indebtedness (other than amounts included to pay costs of such extension, renewal or refinancing);

(g) Indebtedness (i) under Performance Guaranties and Performance Letters of Credit, and (ii) with respect to letters of credit issued in the ordinary course of business;

(h) Indebtedness created in connection with securitization programs, if any;

(i) Indebtedness (not otherwise permitted under any other clause of this Section 6.12) in an aggregate principal amount outstanding for all Subsidiaries not exceeding at the time of incurrence thereof (together with all such other Indebtedness outstanding pursuant to this clause (i) at such time) ten percent (10%) of Consolidated Net Assets (the “Subsidiary Debt Basket Amount”);

(j) other Indebtedness of a Subsidiary not otherwise permitted under any other clause of this Section 6.12 so long as such Subsidiary has in force a Subsidiary Guaranty in substantially the form of Exhibit 6.12, provided that such Subsidiary Guaranty shall contain a provision that such Subsidiary Guaranty and all obligations thereunder of the Guarantor party thereto shall be terminated upon delivery to the Administrative Agent by the Borrower of a certificate stating that (x) the aggregate principal amount of Indebtedness of all Subsidiaries outstanding pursuant to the preceding clause (i) and this clause (j) is equal to or less than the Subsidiary Debt Basket Amount, and (y) no Default or Event of Default has occurred and is continuing;

(k) Indebtedness created in respect of the Angolan Debt, the Pacific Drilling Debt, and the Petrobras Lease; and

(l) Extensions, renewals or replacements of Indebtedness permitted by this Section 6.12 that do not increase the amount of such Indebtedness (other than amounts incurred to pay costs of such extension, renewal or refinancing).

Section 6.13 Use of Property and Facilities; Environmental Laws. The Borrower and the other Members of the Consolidated Group shall comply in all material respects with all Environmental Laws applicable to or affecting the properties or business operations of the Borrower or any other Member of the Consolidated Group of the Borrower, where the failure to comply could reasonably be expected to have a Material Adverse Effect.

Section 6.14 Transactions with Affiliates. Except as otherwise specifically permitted herein, or as described in Schedule 6.14, the Borrower and the other Members of the Consolidated Group shall not (except pursuant to contracts outstanding as of (i) with respect to the Borrower, the Effective Date or (ii) with respect to any other Member of the Consolidated Group, the Effective Date or, if later, the date such Person first became a Member of the Consolidated Group; including, without limitation, any Employee Benefit Plans or related trusts), enter into or engage in any material transaction or arrangement or series of related transactions or arrangements which in the aggregate would be material with any

Controlling Affiliate (other than the Borrower or any other Member of the Consolidated Group), including without limitation, the purchase from, sale to or exchange of property with, any merger, consolidation or amalgamation with or into, or the rendering of any service by or for, any Controlling Affiliate (other than the Borrower or any other Member of the Consolidated Group), except pursuant to the requirements of the Borrower’s or such other Member’s business and unless such transaction or arrangement or series of related transactions or arrangements, taken as a whole, are no less favorable to the Borrower or such other Member of the Consolidated Group than would be obtained in an arms’ length transaction with a Person not a Controlling Affiliate (other than the Borrower or any other Member of the Consolidated Group).

Section 6.15 Sale and Leaseback Transactions. Neither the Borrower nor, on or after the Redomestication Effective Date, Holdings will, or will permit any of its Subsidiaries to, enter into, assume, or suffer to exist any Sale-Leaseback Transaction, except any such transaction that may be entered into, assumed or suffered to exist without violating any other provision of this Agreement, including without limitation, Section 6.17 or 6.18.

Section 6.16 Compliance with Laws. Without limiting any of the other covenants in this Article 6, the Borrower and the other Members of the Consolidated Group shall conduct their business, and otherwise be, in compliance with all applicable laws, regulations, ordinances and orders of any governmental or judicial authorities; provided, however, that this Section 6.16 shall not require the Borrower or any other Member of the Consolidated Group to comply with any such law, regulation, ordinance or order if (x) it shall be contesting such law, regulation, ordinance or order in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor, or (y) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

Section 6.17 Indebtedness to Total Tangible Capitalization Ratio. The Consolidated Group will maintain, as of the end of each fiscal quarter of the Borrower or, on or after the Redomestication Effective Date, Holdings, in any case ending on or after November 27, 2009, a ratio of Consolidated Indebtedness as at the end of such fiscal quarter to Total Tangible Capitalization as at the end of such fiscal quarter of no greater than 0.60:1.00.

Section 6.18 Leverage Ratio. The Consolidated Group will maintain, as of the end of each fiscal quarter of the Borrower or, on or after the Redomestication Effective Date, Holdings, in any case ending on or before September 30, 2009, a Leverage Ratio (on a pro forma basis, as applicable) no greater than 3.00:1.00.

Section 6.19 Redomestication.

(a) If the Borrower elects to consummate the Redomestication Transactions, the Borrower (i) shall cause such Redomestication Transactions to be consummated substantially in accordance with the Redomestication Merger Agreement and Redomestication Schemes of Arrangement (without any waiver of the conditions provided therein where such waiver would be adverse to the interests of the Lenders in any material respects) and in compliance in all material respects with all applicable laws, regulations and governmental and judicial approvals (including, without limitation, the court orders sanctioning the Redomestication Transactions obtained from the Grand Court of the Cayman Islands), and (ii) shall not effect the consummation of the Redomestication Transactions if such consummation would result in or cause to occur any Default or Event of Default or any breach or default under the terms of the 364-Day Revolver Agreement, the Term Credit Agreement, the Indentures, or any other indentures, credit or loan agreements, leases or other financing agreements in respect of any Material Indebtedness, or other agreements the breach or default of which could reasonably be expected to have a Material Adverse Effect.

(b) Upon or prior to consummation of the Redomestication Transactions, the Borrower shall deliver or cause to be delivered the following agreements and documents to the Administrative Agent (including by facsimile or other electronic means), all in form and substance reasonably satisfactory to the Administrative Agent and the Arrangers and in sufficient number of signed counterparts, where applicable, to provide one for each Lender:

(i) the Holdings Guaranty;

(ii) certificates of the Secretary or Assistant Secretary of Holdings containing specimen signatures of the persons authorized to execute and deliver the Holdings Guaranty on behalf of Holdings, together with (x) copies of resolutions of the board of directors or comparable body of Holdings authorizing the execution and delivery of the Holdings Guaranty, (y) copies of Holdings’ organizational and other governance documents, and (z) a certificate of incorporation or other governmental registration or filing made in respect of the incorporation or formation of Holdings;

(iii) copies of any necessary governmental or third party approvals, registrations or filings in respect of the Holdings Guaranty;

(iv) opinions of counsel reasonably satisfactory to the Administrative Agent and the Joint Arrangers in respect of the Borrower, Holdings, the Redomestication Transactions, and the Holdings Guaranty from (w) Baker Botts L.L.P., New York counsel for the Borrower and Holdings, (x) the General Counsel or an Associate General Counsel of the Borrower and, upon consummation of the Redomestication Transactions, Holdings, (y) Walkers, Cayman Islands counsel for the Borrower and Transocean-Acquisition, and (z) Homburger AG, Swiss counsel for Holdings;

(v) a certificate of the President or Vice President of the Borrower as to the consummation of the Redomestication Transactions in compliance with the provisions of Section 5.21 and this Section 6.19, and the absence of any Default or Event of Default at the time of, and after giving effect to, the Redomestication Transactions;

(vi) copies of the court orders of the Grand Court of the Cayman Islands sanctioning the consummation of the Redomestication Transactions in accordance with the terms of the Redomestication Merger Agreement and Redomestication Schemes of Arrangement;

(vii) copies of such other existing agreements and documents in respect of the Redomestication Transactions as the Administrative Agent may reasonably request; and

(viii) such materials and information as are reasonably necessary for each Lender to conduct know-your-customer due diligence.

ARTICLE 7 EVENTS OF DEFAULT AND REMEDIES.

Section 7.1 Events of Default. Any one or more of the following shall constitute an Event of Default:

(a) default by the Borrower in the payment of any principal amount of any Loan or Reimbursement Obligation, any interest thereon, or any fees payable hereunder, within three (3) Business Days following the date when due;

(b) default in the observance or performance of any covenant set forth in Sections 6.10, 6.11, 6.17 or 6.18;

(c) default by the Borrower or any other Loan Party in the observance or performance of any provision hereof or of any other Credit Document not mentioned in clauses (a) or (b) above, which is not remedied within thirty (30) days after notice thereof to the Borrower by the Administrative Agent;

(d) any representation or warranty made or deemed made herein, in any other Credit Document, or in any certificates delivered pursuant to Section 6.6(b), by the Borrower or any other Loan Party proves untrue in any material respect as of the date of the making, or deemed making, thereof;

(e) (x) Indebtedness in the aggregate principal amount of the Dollar Equivalent of $125,000,000 of the Borrower and other Members of the Consolidated Group (“Material Indebtedness”) shall (i) not be paid at maturity (beyond any applicable grace periods), or (ii) be declared to be due and payable or required to be prepaid, redeemed or repurchased prior to its stated maturity, or (y) any default in respect of Material Indebtedness shall occur which permits the holders thereof, or any trustees or agents on their behalf, to accelerate the maturity of such Indebtedness or requires such Indebtedness to be prepaid, redeemed, or repurchased prior to its stated maturity;

(f) the Borrower or any Significant Subsidiary or, after the Redomestication Effective Date, Holdings, (i) has entered involuntarily against it an order for relief under the United States Bankruptcy Code or a comparable action is taken under any bankruptcy or insolvency law of another country or political subdivision of such country, (ii) generally does not pay, or admits its inability generally to pay, its debts as they become due, (iii) makes a general assignment for the benefit of creditors, (iv) applies for, seeks, consents to, or acquiesces in, the appointment of a receiver, custodian, trustee, liquidator or similar official for it or any substantial part of its property under the United States Bankruptcy Code or under the bankruptcy or insolvency laws of another country or a political subdivision of such country, (v) institutes any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code or any comparable law, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fails to file an answer or other pleading denying the material allegations of or consents to or acquiesces in any such proceeding filed against it, (vi) makes any board of directors resolution in direct furtherance of any matter described in clauses (i)-(v) above, or (vii) fails to contest in good faith any appointment or proceeding described in this Section 7.1(f);

(g) a custodian, receiver, trustee, liquidator or similar official is appointed for the Borrower or any Significant Subsidiary or, after the Redomestication Effective Date, Holdings, or any substantial part of its property under the United States Bankruptcy Code or under the bankruptcy or insolvency laws of another country or a political subdivision of such country, or a proceeding described in Section 7.1(f)(v) is instituted against the Borrower or any Significant Subsidiary or, after the Redomestication Effective Date, Holdings, and such appointment continues undischarged or such proceeding continues undismissed and unstayed for a period of sixty (60) days (or one hundred twenty (120) days in the case of any such event occurring outside the United States of America);

(h) the Borrower and any other Members of the Consolidated Group fail within thirty (30) days with respect to any judgments or orders that are rendered in the United States or sixty (60) days with respect to any judgments or orders that are rendered in foreign jurisdictions (or such earlier date as any execution on such judgments or orders shall take place) to vacate, pay, bond or otherwise discharge any judgments or orders for the payment of money the uninsured portion of which is in excess of the Dollar Equivalent of $125,000,000 in the aggregate and which are not stayed on appeal or otherwise being appropriately contested in good faith in a manner that stays execution;

(i) (x) the Borrower or any other Member of the Consolidated Group fails to pay when due an amount that it is liable to pay to the PBGC or to a Plan under Title IV of ERISA; or a notice of intent to terminate a Plan having Unfunded Vested Liabilities of the Borrower or any other Members of the Consolidated Group in excess of the Dollar Equivalent of $125,000,000 (a “Material Plan”) is filed under Title IV of ERISA; or the PBGC institutes proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding is instituted by a fiduciary of any Material Plan against the Borrower or other Members of the Consolidated Group to collect any liability under Section 515 or 4219(c)(5) of ERISA, and in each case such proceeding is not dismissed within thirty (30) days thereafter; or a condition exists by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated, and (y) the occurrence of one or more of the matters in the preceding clause (x) could reasonably be expected to result in liabilities in excess of the Dollar Equivalent of $125,000,000;

(j) prior to consummation of the Redomestication Transactions, any Person or group of persons acting in concert (as such terms are used in Rule 13d-5 under the Securities and Exchange Act) acquires shares representing 50% or more of voting power of the Borrower’s ordinary shares; or at any time after consummation of the Redomestication Transactions (the consummation of which shall not in itself constitute an Event of Default under this clause (j)), except for Subsequent Redomestication Transactions, (i) any Person or group of persons acting in concert (as such terms are so defined as aforesaid) acquires shares representing 50% or more of voting power of Holdings’ registered shares, or (ii) Holdings fails to own, directly or indirectly, all of the issued and outstanding ordinary shares of the Borrower;

(k) the existence or occurrence of any “Event of Default” as defined in the 364-Day Credit Agreement or the Term Credit Agreement; or

(j) the Holdings Guaranty or any Subsidiary Guaranty ceases, for any reason other than as expressly permitted under this Agreement, to be in full force and effect or any Loan Party shall so assert.

Section 7.2 Non-Bankruptcy Defaults. When any Event of Default (other than those described in subsections (f) or (g) of Section 7.1 with respect to the Borrower or Holdings) has occurred and is continuing, the Administrative Agent shall, by notice to the Borrower: (a) if so directed by the Required Lenders, terminate the remaining Commitments to the Borrower hereunder on the date stated in such notice (which may be the date thereof); (b) if so directed by the Required Lenders, declare the principal of and the accrued interest on all outstanding Loans to be forthwith due and payable and thereupon all outstanding Loans, including both principal and interest thereon, shall be and become immediately due and payable together with all other accrued amounts payable under the Credit Documents without further demand, presentment, protest or notice of any kind, including, but not limited to, notice of intent to accelerate and notice of acceleration, each of which is expressly waived by the Borrower; and (c) if so directed by the Required Lenders, demand that the Borrower immediately pay to the Administrative Agent (to be held by the Administrative Agent pursuant to Section 7.4) in cash the full amount then available for drawing under each outstanding Letter of Credit, and the Borrower agrees to immediately make such payment and acknowledges and agrees that the Lenders, the Issuing Banks and the Administrative Agent would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Administrative Agent, for the benefit of the Lenders and the Issuing Banks, shall have the right to require the Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any Letter of Credit. The Administrative Agent, after giving notice to the Borrower pursuant to this Section 7.2, shall also promptly send a copy of such notice to the other Lenders and the Issuing Banks, but the failure to do so shall not impair or annul the effect of such notice.

Section 7.3 Bankruptcy Defaults. When any Event of Default described in subsections (f) or (g) of Section 7.1 has occurred and is continuing with respect to the Borrower or Holdings, then all outstanding Loans shall immediately become due and payable together with all other accrued amounts payable under the Credit Documents without presentment, demand, protest or notice of any kind, each of which is expressly waived by the Borrower; and all obligations of the Lenders and the Issuing Bank to extend further credit pursuant to any of the terms hereof shall immediately terminate and the Borrower shall immediately pay to the Administrative Agent (to be held by the Administrative Agent pursuant to Section 7.4) in cash the full amount then available for drawing under all outstanding Letters of Credit, the Borrower acknowledging that the Lenders, the Issuing Banks, and the Administrative Agent would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Lenders, the Issuing Banks, and the Administrative Agent shall have the right to require the Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any of the Letters of Credit.

Section 7.4 Collateral for Undrawn Letters of Credit.

(a) If the prepayment of the amount available for drawing under any or all outstanding Letters of Credit is required under Section 7.2 or 7.3, or if cash collateral is required to be provided by the Borrower pursuant to Section 2.14, the Borrower shall forthwith pay in cash the amount required to be so prepaid or provided, to be held by the Administrative Agent, in its capacity as Collateral Agent, as provided in subsection (b) below.

(b) All amounts prepaid or provided pursuant to subsection (a) above shall be held by the Administrative Agent, in its capacity as Collateral Agent, in a separate collateral account (such account, and the credit balances, properties and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing being collectively called the “Collateral Account”) as security for, and for application to, the reimbursement of any drawing under any Letter of Credit then or thereafter paid by any Issuing Bank, and, with respect to other amounts prepaid as required under Section 7.2 or 7.3, to the payment of the unpaid balance of any Loans and all other due and unpaid Obligations (collectively, the “Collateralized Obligations”). The Collateral Account shall be held in the name of and subject to the exclusive dominion and control of the Administrative Agent, in its capacity as Collateral Agent, for the benefit of the Issuing Banks, the Administrative Agent, and the Lenders, as pledgee hereunder. If and when required by the Borrower, the Collateral Agent shall invest and reinvest funds held in the Collateral Account from time to time in Cash Equivalents specified from time to time by the Borrower, provided that the Collateral Agent is irrevocably authorized to sell on market terms any investments held in the Collateral Account when and as required to make payments out of the Collateral Account for application to Collateralized Obligations due and owing from the Borrower to any Issuing Bank, the Administrative Agent, or any Lender. With respect to amounts prepaid by the Borrower as required under Section 7.2 or 7.3, when and if (A) (i) the Borrower shall have made payment of all Collateralized Obligations then due and payable, and (ii) all relevant preference or other disgorgement periods relating to the receipt of such payments have passed, or (B) no Default or Event of Default shall be continuing, the Collateral Agent shall repay to the Borrower any remaining amounts and assets held in the Collateral Account, provided that if the Collateral Account is being released pursuant to clause (A) and any Letter of Credit then remains outstanding, the Borrower, prior to or contemporaneously with such release, shall make arrangements with respect to such outstanding Letters of Credit in the manner described in the first sentence of this Section 7.4(b). With respect to amounts provided by the Borrower pursuant to the cash collateralization requirements of

Section 2.14, when and if the Lender or Lenders that were or became the Defaulting Lender or Lenders causing the cash collateralization requirements of Section 2.14 to be applicable shall cease to be a Defaulting Lender or Lenders as provided herein, then the Collateral Agent shall release and deliver such cash collateral amount or applicable portion thereof upon the written request of the Borrower. In addition, if the aggregate amount on deposit with the Collateral Agent representing amounts prepaid pursuant to Section 7.2 or 7.3 exceeds the Collateralized Obligations then existing, then the Collateral Agent shall release and deliver such excess amount upon the written request of the Borrower.

Section 7.5 Notice of Default. The Administrative Agent shall give notice to the Borrower under Section 7.2 promptly upon being requested to do so by the Required Lenders and shall thereupon notify all the Lenders thereof.

Section 7.6 Expenses. The Borrower agrees to pay to the Administrative Agent, each Issuing Bank, and each Lender all reasonable out-of-pocket expenses incurred or paid by the Administrative Agent, such Issuing Bank, or such Lender, including reasonable attorneys’ fees and court costs, in connection with any Default or Event of Default hereunder or in connection with the enforcement of any of the Credit Documents.

Section 7.7 Distribution and Application of Proceeds. After the occurrence of and during the continuance of an Event of Default, any payment to the Administrative Agent, any Issuing Bank, or any Lender hereunder or from the proceeds of the Collateral Account or otherwise shall be paid to the Administrative Agent to be distributed and applied as follows (unless otherwise agreed by the Borrower, the Administrative Agent, the Issuing Banks, and all Lenders):

(a) First, to the payment of any and all reasonable out-of-pocket costs and expenses of the Administrative Agent, including without limitation, reasonable attorneys’ fees and out-of-pocket costs and expenses, as provided by this Agreement or by any other Credit Document, incurred in connection with the collection of such payment or in respect of the enforcement of any rights of the Administrative Agent, the Issuing Banks, or the Lenders under this Agreement or any other Credit Document;

(b) Second, to the payment of any and all reasonable out-of-pocket costs and expenses of the Issuing Banks and the Lenders, including, without limitation, reasonable attorneys’ fees and out-of-pocket costs and expenses, as provided by this Agreement or by any other Credit Document, incurred in connection with the collection of such payment or in respect of the enforcement of any rights of the Lenders or the Issuing Banks under this Agreement or any other Credit Document, pro rata in the proportion in which the amount of such costs and expenses unpaid to each Lender or each Issuing Bank bears to the aggregate amount of the costs and expenses unpaid to all Lenders and the Issuing Banks collectively, until all such fees, costs and expenses have been paid in full;

(c) Third, to the payment of any due and unpaid fees to the Administrative Agent or any Lender or Issuing Bank as provided by this Agreement or any other Credit Document, pro rata in the proportion in which the amount of such fees due and unpaid to the Administrative Agent and each Lender and Issuing Bank bears to the aggregate amount of the fees due and unpaid to the Administrative Agent and all Lenders and Issuing Banks collectively, until all such fees have been paid in full;

(d) Fourth, to the payment of accrued and unpaid interest on the Loans or the Reimbursement Obligations to the date of such application, pro rata in the proportion in which the amount of such interest, accrued and unpaid to each Lender or each Issuing Bank bears to the aggregate amount of such interest accrued and unpaid to all Lenders and the Issuing Banks collectively, until all such accrued and unpaid interest has been paid in full;

(e) Fifth, to the payment of the outstanding due and payable principal amount of each of the Loans and the amount of the outstanding Reimbursement Obligations (reserving cash collateral for all undrawn face amounts of any outstanding Letters of Credit (if Section 7.4(a) has not been complied with)), pro rata in the proportion in which the outstanding principal amount of such Loans and the amount of such outstanding Reimbursement Obligations owing to each Lender and Issuing Bank, together (if Section 7.4(a) has not been complied with) with the undrawn face amounts of such outstanding Letters of Credit, bears to the aggregate amount of all outstanding Loans, outstanding Reimbursement Obligations and (if Section 7.4(a) has not been complied with) the undrawn face amounts of all outstanding Letters of Credit. In the event that any such Letters of Credit, or any portions thereof, expire without being drawn, any cash collateral therefor shall not be distributed by the Administrative Agent until the principal amount of all Loans and Reimbursement Obligations shall have been paid in full;

(f) Sixth, to the payment of any other outstanding Obligations then due and payable, pro rata in the proportion in which the outstanding Obligations owing to each Lender, Issuing Bank and the Administrative Agent bears to the aggregate amount of all such Obligations until all such Obligations have been paid in full; and

(g) Seventh, to the Borrower or as the Borrower may direct.

ARTICLE 8 CHANGE IN CIRCUMSTANCES.

Section 8.1 Change of Law.

(a) Notwithstanding any other provisions of this Agreement or any Note, if at any time any change, after the date hereof (or, if later, after the date the Administrative Agent or any Issuing Bank or Lender becomes the Administrative Agent or an Issuing Bank or Lender), in applicable law or regulation or in the interpretation thereof makes it unlawful for any Lender to make or maintain Eurocurrency Loans or to fund any Loans in Euros, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars, or Kroner, or the Issuing Bank to issue any Letter of Credit or to provide payment thereunder in Euros, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars, or Kroner, such Lender or Issuing Bank, as the case may be, shall promptly give written notice thereof and of the basis therefor in reasonable detail to the Borrower, and such Lender’s or Issuing Bank’s obligations to fund affected Eurocurrency Loans or make, continue or convert such Loans under this Agreement, or to issue any such Letters of Credit, as the case may be, shall thereupon be suspended until it is no longer unlawful for such Lender to make or maintain such Loans or issue such Letters of Credit.

(b) Upon the giving of the notice to Borrower referred to in subsection (a) above in respect of any such Loan, and provided the Borrower shall not have prepaid such Loan pursuant to Section 2.9, (i) any outstanding such Loan of such Lender shall be automatically converted to a Base Rate Loan in Dollars on the last day of the Interest Period then applicable thereto or on such earlier date as required by law, and (ii) such Lender shall make or continue its portion of any requested Borrowing of such Loan as a Base Rate Loan in U.S. Dollars, which Base Rate Loan shall, for all other purposes, be considered part of such Borrowing.

(c) Any Lender or Issuing Bank that has given any notice pursuant to Section 8.1(a) shall, upon determining that it would no longer be unlawful for it to make such Loans or issue such Letters of Credit, give prompt written notice thereof to the Borrower and the Administrative Agent, and upon giving such notice, its obligation to make, allow conversions into and maintain such Loans or issue such Letters of Credit shall be reinstated.

Section 8.2 Unavailability of Deposits or Inability to Ascertain LIBOR Rate. If on or before the first day of any Interest Period for any Borrowing of Eurocurrency Loans the Administrative Agent determines in good faith (after consultation with the other Lenders) that, due to changes in circumstances since the date hereof, adequate and fair means do not exist for determining the LIBOR Rate (including without limitation, the unavailability of matching deposits in the applicable currency) or such rate will not accurately reflect the cost to the Required Lenders of funding Eurocurrency Loans in the applicable currency for such Interest Period, the Administrative Agent shall give written notice (in reasonable detail) of such determination and of the basis therefor to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower and Lenders that the circumstances giving rise to such suspension no longer exist (which the Administrative Agent shall do promptly after they do not exist), (i) the obligations of the Lenders to fund Loans in Euro, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars, or Kroner, or make, continue or convert Loans as or into such Eurocurrency Loans, or to convert Base Rate Loans into such Eurocurrency Loans, shall be suspended and (ii) each Eurocurrency Loan will automatically on the last day of the then existing Interest Period therefor, convert into a Base Rate Loan in U.S. Dollars.

Section 8.3 Increased Cost and Reduced Return.

(a) If, on or after the date hereof, the adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or Issuing Bank (or its applicable Lending Office), with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency exercising control over banks or financial institutions generally issued after the date hereof (or, if later, after the date the Administrative Agent or such Issuing Bank or Lender becomes the Administrative Agent or an Issuing Bank or Lender):

(i) subjects any Lender or Issuing Bank (or its applicable Lending Office) to any tax, duty or other charge related to any Eurocurrency Loan, Reimbursement Obligation, or its obligation to advance or maintain Eurocurrency Loans or issue any Letter of Credit, or shall change the basis of taxation of payments to any Lender or Issuing Bank (or its applicable Lending Office) of the principal of or interest on its Eurocurrency Loans, Letters of Credit or Reimbursement Obligation or any participations in any thereof, or any other amounts due under this Agreement or any other Credit Document related to its Eurocurrency Loans, Letters of Credit, Reimbursement Obligations or participations therein, or its obligation to make Eurocurrency Loans, issue Letters of Credit, or acquire participations therein (except for changes with respect to taxes that are not Indemnified Taxes pursuant to Section 3.3); or

(ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding for any Eurocurrency Loan any such requirement included in an applicable Statutory Reserve Rate) against assets of, deposits with or for the account of, or credit extended by, any Lender or Issuing Bank (or its applicable Lending Office) or imposes on any Lender or Issuing Bank (or its Lending Office) or on the interbank market any other condition affecting its Eurocurrency Loans, Letters of Credit, any Reimbursement Obligations owed to it, or its participation in any thereof, or its obligation to advance or maintain Eurocurrency Loans, issue Letters of Credit or participate in any thereof;

and the result of any of the foregoing is to increase the cost to such Lender or Issuing Bank (or its applicable Lending Office) of advancing or maintaining any Eurocurrency Loan, issuing or maintaining a Letter of Credit or participating therein, or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank (or its applicable Lending Office) in connection therewith under this

Agreement or any other Credit Document, by an amount deemed by such Lender or Issuing Bank to be material, then, subject to Section 8.3(c), from time to time, within thirty (30) days after receipt of a certificate from such Lender or Issuing Bank (with a copy to the Administrative Agent) pursuant to subsection (c) below setting forth in reasonable detail such determination and the basis thereof, the Borrower shall be obligated to pay to such Lender or Issuing Bank such additional amount or amounts as will compensate such Lender or Issuing Bank for such increased cost or reduction.

(b) If, after the date hereof, the Administrative Agent or any Lender or Issuing Bank shall have reasonably determined that the adoption after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change therein (including, without limitation, any revision in the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 CFR Part 208, Appendix A; 12 CFR Part 225, Appendix A) or of the Office of the Comptroller of the Currency (12 CFR Part 3, Appendix A), or in any other applicable capital adequacy rules heretofore adopted and issued by any governmental authority), or any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Administrative Agent or any Lender or Issuing Bank (or its applicable Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital, or on the capital of any corporation controlling such Lender or Issuing Bank, as a consequence of its obligations hereunder to a level below that which such Lender or Issuing Bank could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or Issuing Bank’s or its controlling corporation’s policies with respect to capital adequacy in effect immediately before such adoption, change or compliance) by an amount reasonably deemed by such Lender or Issuing Bank to be material, then, subject to Section 8.3(c), from time to time, within thirty (30) days after its receipt of a certificate from such Lender or Issuing Bank (with a copy to the Administrative Agent) pursuant to subsection (c) below setting forth in reasonable detail such determination and the basis thereof, the Borrower shall pay to such Lender or Issuing Bank such additional amount or amounts as will compensate such Lender or Issuing Bank for such reduction or the Borrower may prepay all Eurocurrency Loans of such Lender or obtain the cancellation of all such Letters of Credit.

(c) The Administrative Agent and each Lender and Issuing Bank that determines to seek compensation or additional interest under this Section 8.3 or Section 2.15 shall give written notice to the Borrower and, in the case of a Lender or Issuing Bank other than the Administrative Agent, the Administrative Agent of the circumstances that entitle the Administrative Agent or such Lender or Issuing Bank to such compensation no later than ninety (90) days after the Administrative Agent or such Lender or Issuing Bank receives actual notice or obtains actual knowledge of the law, rule, order or interpretation or occurrence of another event giving rise to a claim hereunder. In any event the Borrower shall not have any obligation to pay any amount with respect to claims accruing prior to the ninetieth day preceding such written demand, except if the law, rule, order or interpretation giving rise to such request for compensation has retroactive effect, such ninety (90) day period shall be extended to include such retroactive period. The Administrative Agent and each Lender and Issuing Bank shall use reasonable efforts to avoid the need for, or reduce the amount of, such compensation, additional interest, and any payment under Section 3.3, including, without limitation, the designation of a different Lending Office, if such action or designation will not, in the sole judgment of the Administrative Agent or such Lender or Issuing Bank made in good faith, be otherwise disadvantageous to it; provided that the foregoing shall not in any way affect the rights of any Lender or Issuing Bank or the obligations of the Borrower under this Section 8.3 or Section 2.15, and provided further that no Lender or Issuing Bank shall be obligated to make its Eurocurrency Loans hereunder or fund any amount due in respect of a Letter of Credit at any office located in the United States of America. A certificate of the Administrative Agent or any Lender or Issuing Bank, as applicable, claiming compensation or additional interest under this Section 8.3 or

Section 2.15, and setting forth the additional amount or amounts to be paid to it hereunder and accompanied by a statement prepared by the Administrative Agent or such Lender or Issuing Bank, as applicable, describing in reasonable detail the calculations thereof shall be prima facie evidence of the correctness thereof. In determining such amount, such Lender or Issuing Bank may use any reasonable averaging and attribution methods.

Section 8.4 Lending Offices. The Administrative Agent and each Lender and Issuing Bank may, at its option, elect to make or maintain its Loans and issue its Letters of Credit hereunder at the Lending Office for each type and/or currency of Loan or Letter of Credit available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to the Borrower and the Administrative Agent, provided that, except in the case of any such transfer to another of its branches, offices or affiliates made at the request of the Borrower, the Borrower shall not be responsible for the costs arising under Section 3.3 or 8.3 resulting from any such transfer to the extent not otherwise applicable to such Lender or Issuing Bank prior to such transfer.

Section 8.5 Discretion of Lender as to Manner of Funding. Subject to the other provisions of this Agreement, each Lender and Issuing Bank shall be entitled to fund and maintain its funding of all or any part of its Loans and Letters of Credit in any manner it sees fit.

Section 8.6 Substitution of Lender or Issuing Bank. If (a) any Lender or Issuing Bank has demanded compensation or additional interest or given notice of its intention to demand compensation or additional interest under Section 8.3 or Section 2.15, (b) the Borrower is required to pay any additional amount to any Lender or Issuing Bank under Section 2.11, (c) any Lender or Issuing Bank is unable to submit any form or certificate required under Section 3.3(b) or withdraws or cancels any previously submitted form with no substitution therefor, (d) any Lender or Issuing Bank gives notice of any change in law or regulations, or in the interpretation thereof, pursuant to Section 8.1, (e) any Lender or Issuing Bank has been declared insolvent or a receiver or conservator has been appointed for a material portion of its assets, business or properties or such Lender or Issuing Bank is otherwise a Defaulting Lender, (f) any Lender or Issuing Bank shall seek to avoid its obligation to make or maintain Loans or issue Letters of Credit hereunder for any reason, including, without limitation, reliance upon 12 U.S.C. § 1821(e) or (n) (1) (B), (g) any taxes referred to in Section 3.3 have been levied or imposed (or the Borrower determines in good faith that there is a substantial likelihood that such taxes will be levied or imposed) so as to require withholding or deductions by the Borrower or payment by the Borrower of additional amounts to any Lender or Issuing Bank, or other reimbursement or indemnification of any Lender or Issuing Bank, as a result thereof, (h) any Lender shall decline to consent to a modification or waiver of the terms of this Agreement or any other Credit Documents requested by the Borrower, or (i) any Issuing Bank gives notice pursuant to Section 2.12(a)(ii) that the issuance of the Letter of Credit would violate any legal or regulatory restriction then applicable to such Issuing Bank, then and in such event, upon request from the Borrower delivered to such Lender or Issuing Bank, and the Administrative Agent, such Lender shall assign, in accordance with the provisions of Section 10.10 and an appropriately completed Assignment Agreement, all of its rights and obligations under the Credit Documents to another Lender or a commercial banking institution selected by the Borrower and (in the case of a commercial banking institution other than a Lender) reasonably satisfactory to the Administrative Agent, in consideration for the payments set forth in such Assignment Agreement and payment by the Borrower to such Lender of all other amounts which such Lender may be owed pursuant to this Agreement, including, without limitation, Sections 2.11, 2.15, 3.3, 8.3 and 10.13.

ARTICLE 9 THE AGENTS AND ISSUING BANKS.

Section 9.1 Appointment and Authorization of Administrative Agent and Other Agents. Each Lender hereby appoints JPMorgan Chase Bank, N.A. as the Administrative Agent and the Collateral

Agent under the Credit Documents and hereby authorizes the Administrative Agent and the Collateral Agent to take such action as the Administrative Agent and the Collateral Agent on each of its behalf and to exercise such powers under the Credit Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto. None of the other Lenders appointed as one of the Other Agents shall have any duties, responsibilities, or obligations hereunder in such capacity.

Section 9.2 Rights and Powers. The Administrative Agent, the Collateral Agent, and the Other Agents shall have the same rights and powers under the Credit Documents as any other Lender and may exercise or refrain from exercising such rights and power as though it were not the Administrative Agent, the Collateral Agent, or an Other Agent, and the Administrative Agent, the Collateral Agent, and the Other Agents and their respective affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any other Members of the Consolidated Group or their affiliates as if it were not an Administrative Agent, Collateral Agent, or an Other Agent under the Credit Documents. The term Lender as used in all Credit Documents, unless the context otherwise clearly requires, includes the Administrative Agent, the Collateral Agent, and the Other Agents in their respective individual capacities as a Lender.

Section 9.3 Action by Administrative Agent and the Other Agents. The obligations of the Administrative Agent and the Collateral Agent under the Credit Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action concerning any Default or Event of Default, except as expressly provided in Sections 7.2 and 7.4. Unless and until the Required Lenders (or, if required by Section 10.11, all of the Lenders) give such direction (including, without limitation, the giving of a notice of default as described in Section 7.1(c)), the Administrative Agent may, except as otherwise expressly provided herein or therein, take or refrain from taking such actions as it deems appropriate and in the best interest of all the Lenders. In no event, however, shall the Administrative Agent or the Collateral Agent be required to take any action in violation of applicable law or of any provision of any Credit Document, and each of the Administrative Agent and the Collateral Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any other Credit Document unless it first receives any further assurances of its indemnification from the Lenders that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expenses, and liabilities it may incur in taking or continuing to take any such action. The Administrative Agent shall be entitled to assume that no Default or Event of Default, other than non-payment of any scheduled principal or interest payment due hereunder, exists unless notified in writing to the contrary by a Lender or the Borrower. In all cases in which the Credit Documents do not require the Administrative Agent or the Collateral Agent to take specific action, the Administrative Agent and the Collateral Agent shall be fully justified in using its discretion in failing to take or in taking any action thereunder. Any instructions of the Required Lenders, or of any other group of Lenders called for under specific provisions of the Credit Documents, shall be binding on all the Lenders and holders of Notes.

Section 9.4 Consultation with Experts. Each of the Administrative Agent and the Collateral Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

Section 9.5 Indemnification Provisions; Credit Decision. Neither the Administrative Agent nor the Collateral Agent nor any of their directors, officers, agents, or employees shall be liable for any action taken or not taken by them in connection with the Credit Documents (i) with the consent or at the request of the Required Lenders (or, if required by Section 10.11, all of the Lenders), or (ii) in the absence of their own gross negligence, bad faith, or willful misconduct. Neither the Administrative Agent nor the

Collateral Agent nor any of their directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement, any other Credit Document or any Borrowing; (ii) the performance or observance of any of the covenants or agreements of the Borrower or any other Member of the Consolidated Group contained herein or in any other Credit Document; (iii) the satisfaction of any condition specified in Article 4, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness, genuineness, enforceability, value, worth or collectability hereof or of any other Credit Document or of any other documents or writings furnished in connection with any Credit Document; and the Administrative Agent and the Collateral Agent make no representation of any kind or character with respect to any such matters mentioned in this sentence. The Administrative Agent and the Collateral Agent may execute any of their duties under any of the Credit Documents by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders or any other Person for the default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. The Administrative Agent and the Collateral Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, other document or statement (whether written or oral) believed by it to be genuine or to be sent by the proper party or parties. In particular and without limiting any of the foregoing, the Administrative Agent and the Collateral Agent shall have no responsibility for confirming the accuracy of any Compliance Certificate or other document or instrument received by any of them under the Credit Documents. The Administrative Agent and the Collateral Agent may treat the payee of any Note as the holder thereof until written notice of transfer shall have been filed with such Administrative Agent signed by such owner in form satisfactory to such Administrative Agent. Each Lender acknowledges that it has independently, and without reliance on the Administrative Agent, the Collateral Agent or any other Lender, obtained such information and made such investigations and inquiries regarding the Borrower and the other Members of the Consolidated Group as it deems appropriate, and based upon such information, investigations and inquiries, made its own credit analysis and decision to extend credit to the Borrower in the manner set forth in the Credit Documents. It shall be the responsibility of each Lender to keep itself informed about the creditworthiness and business, properties, assets, liabilities, condition (financial or otherwise) and prospects of the Borrower and the other Members of the Consolidated Group, and the Administrative Agent and the Collateral Agent shall have no liability whatsoever to any Lender for such matters. The Administrative Agent and the Collateral Agent shall have no duty to disclose to the Lenders information that is not required by any Credit Document to be furnished by the Borrower or any other Members of the Consolidated Group to such Agent at such time, but is voluntarily furnished to such Agent (either in their respective capacity as Administrative Agent or the Collateral Agent or in their individual capacity).

Section 9.6 Indemnity. The Lenders shall ratably, in accordance with their Percentages, indemnify and hold the Administrative Agent, the Collateral Agent, and their directors, officers, employees, agents and representatives harmless from and against any liabilities, losses, costs or expenses suffered or incurred by it under any Credit Document or in connection with the transactions contemplated thereby, regardless of when asserted or arising, except to the extent they are promptly reimbursed for the same by the Borrower and except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified. The obligations of the Lenders under this Section 9.6 shall survive termination of this Agreement.

Section 9.7 Resignation.

(a) Resignation of Agents. The Administrative Agent and the Collateral Agent may resign at any time and shall resign upon any removal thereof as a Lender pursuant to the terms of this Agreement upon at least thirty (30) days’ prior written notice to the Lenders and the Borrower. Any resignation of the Administrative Agent or the Collateral Agent shall not be effective until a replacement therefor is appointed pursuant to the terms hereof. Upon any such resignation of the Administrative Agent or any

Collateral Agent, the Required Lenders and, so long as no Event of Default shall then exist, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed) shall have the right to appoint a successor Administrative Agent or Collateral Agent, as the case may be. If no successor Administrative Agent or Collateral Agent, as the case may be, shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent’s or Collateral Agent’s giving of notice of resignation, then the retiring Administrative Agent or Collateral Agent, as the case may be, may, on behalf of the Lenders and, so long as no Event of Default shall then exist, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed) appoint a successor Administrative Agent or Collateral Agent, as the case may be, which shall be any Lender hereunder or any commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of its appointment as the Administrative Agent or the Collateral Agent hereunder, such successor Administrative Agent or Collateral Agent, as the case may be, shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent or Collateral Agent, as the case may be, under the Credit Documents, and the retiring Administrative Agent or Collateral Agent shall be discharged from its duties and obligations thereunder. After any retiring Administrative Agent’s or Collateral Agent’s resignation hereunder as Administrative Agent or Collateral Agent, as the case may be, the provisions of this Article 9 and all protective provisions of the other Credit Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or Collateral Agent, as the case may be.

(b) Resignation of Issuing Banks. If at any time any Issuing Bank assigns all of its Commitment and Loans pursuant to Section 10.10(b), such Issuing Bank may, upon 30 days’ prior written notice to the Borrower, the Administrative Agent, and the Lenders, resign as Issuing Bank. In such event, the Borrower may, with the approval of the Administrative Agent and the acceptance of the duties of an Issuing Bank by the Lender so requested, request that another Lender serve as Issuing Bank under this Agreement; provided, however, that the absence of any successor Issuing Bank shall not affect the resignation of the resigning Issuing Bank. Any resigning Issuing Bank shall retain all the rights, powers, privileges and duties of an Issuing Bank under this Agreement with respect to all Letters of Credit outstanding as of the effective date of its resignation and all Reimbursement Obligations with respect thereto (including the right to require the Lenders to make Loans or fund risk participations in Reimbursement Obligations pursuant to Section 2.12). Upon the appointment of any successor Issuing Bank (i) such successor Issuing Bank shall succeed to and become vested with all of the rights, powers, privileges and duties of an Issuing Bank under this Agreement, and (ii) such successor Issuing Bank shall issue Letters of Credit in substitution for the Letters of Credit, if any, previously issued by the resigning Issuing Bank that are outstanding at the time of such succession or make other arrangements satisfactory to the resigning Issuing Bank to effectively assume the obligations of the resigning Issuing Bank with respect to such Letters of Credit.

Section 9.8 Sub-Agents. The Administrative Agent may designate one or more Sub-Agents under this Agreement to carry out certain duties of the Administrative Agent as described herein. Each Sub-Agent shall be subject to each of the obligations in this Agreement to be performed by such Sub-Agent, and each of the Loan Parties and the Lenders agrees that each Sub-Agent shall be entitled to exercise each of the rights and shall be entitled to each of the benefits of the Administrative Agent under this Agreement as relate to the performance of its obligations hereunder.

ARTICLE 10 MISCELLANEOUS.

Section 10.1 No Waiver. No delay or failure on the part of the Administrative Agent or any Lender or Issuing Bank, or on the part of the holder or holders of any Notes, in the exercise of any power, right or remedy under any Credit Document shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise thereof preclude any other or further exercise of any other power, right or remedy. To the fullest extent permitted by applicable law, the powers, rights and remedies under the Credit Documents of the Administrative Agent, the Lenders, the Issuing Banks and the holder or holders of any Notes are cumulative to, and not exclusive of, any powers, rights or remedies any of them would otherwise have.

Section 10.2 Non-Business Day. Subject to Section 2.4, if any payment of principal or interest on any portion of any Loan, any Reimbursement Obligation, or any other Obligation shall fall due on a day which is not a Business Day, interest or fees (as applicable) at the rate, if any, such portion of any Loan, any Reimbursement Obligation, or other Obligation bears for the period prior to maturity shall continue to accrue in the manner set forth herein on such Obligation from the stated due date thereof to the next succeeding Business Day, on which the same shall instead be payable.

Section 10.3 Documentary Taxes. The Borrower agrees that it will pay any documentary, stamp, debt issuance, or similar taxes payable with respect to any Credit Document (including, without limitation, any issuance stamp tax that may be levied or otherwise become payable on any Loans or this Agreement, any Note, the Holdings Guaranty, any Subsidiary Guaranty, or any other Credit Document under the laws of Switzerland or any other jurisdiction), including interest and penalties, in the event any such taxes are levied or assessed, irrespective of when such levy or assessment is made, other than any such taxes imposed as a result of any transfer of an interest in a Credit Document. Each Lender and Issuing Bank that determines to seek compensation under this Section 10.3 shall give written notice to the Borrower and, in the case of a Lender or Issuing Bank other than the Administrative Agent, the Administrative Agent of the circumstances that entitle such Lender or Issuing Bank to such compensation no later than ninety (90) days after such Lender or Issuing Bank receives actual notice or obtains actual knowledge of the law, rule, order or interpretation or occurrence of another event giving rise to a claim hereunder. In any event, the Borrower shall not have any obligation to pay any amount with respect to claims accruing prior to the 90th day preceding such written demand.

Section 10.4 Survival of Representations. All representations and warranties made herein or in certificates given pursuant hereto shall survive the execution and delivery of this Agreement and the other Credit Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as the Borrower has any Obligation hereunder or any Commitment hereunder is in effect.

Section 10.5 Survival of Indemnities. All indemnities and all provisions relative to reimbursement to the Lenders and Issuing Bank of amounts sufficient to protect the yield of the Lenders and Issuing Bank with respect to the Loans and the L/C Obligations, including, but not limited to, Section 2.11, Section 2.15, Section 3.3, Section 7.6, Section 8.3, Section 10.3, and Section 10.13 hereof, shall, subject to Section 8.3(c), survive the termination of this Agreement and the other Credit Documents and the payment of the Loans and all other Obligations and, with respect to any Lender or Issuing Bank, any replacement by the Borrower of such Lender or Issuing Bank pursuant to the terms hereof, in each case for a period of one (1) year.

Section 10.6 Setoff. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of, and throughout the continuance of, any Event of Default, each Lender and Issuing Bank and each subsequent holder of any Note is hereby authorized by the Borrower and each other Loan Party at any time or from time to time, without notice to the Borrower or any other Loan Party or other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts, and in whatever currency denominated) and any other Indebtedness at any time owing by that Lender or that subsequent holder to or for the credit or the account of the Borrower or any other Loan Party, whether or not matured, against and on account of the due and unpaid obligations and liabilities of the Borrower or any other Loan Party to that Lender or Issuing Bank or that subsequent holder under the Credit Documents, irrespective of whether or not that Lender or Issuing Bank or that subsequent holder shall have made any demand hereunder. Each Lender or Issuing Bank shall promptly give notice to the Borrower of any action taken by it under this Section 10.6, provided that any failure of such Lender or Issuing Bank to give such notice to the Borrower shall not affect the validity of such setoff. Each Lender and Issuing Bank agrees with each other Lender and Issuing Bank a party hereto that if such Lender or Issuing Bank receives and retains any payment, whether by setoff or application of deposit balances or otherwise, in respect of the Loans or L/C Obligations in excess of its ratable share of payments on all such Obligations then owed to the Lenders and Issuing Banks hereunder, then such Lender or Issuing Bank shall purchase for cash at face value, but without recourse, ratably from each of the other Lenders such amount of the Loans and L/C Obligations and participations therein held by each such other Lender as shall be necessary to cause such Lender or Issuing Bank to share such excess payment ratably with all the other Lenders; provided, however, that if any such purchase is made by any Lender or Issuing Bank, and if such excess payment or part thereof is thereafter recovered from such purchasing Lender or Issuing Bank, the related purchases from the other Lenders or Issuing Banks shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest.

Section 10.7 Notices. Except as otherwise specified herein, all notices under the Credit Documents shall be in writing (including facsimile or other electronic means) and shall be given to a party hereunder at its address or facsimile number set forth below or such other address or facsimile number as such party may hereafter specify by written notice to the Administrative Agent and the Borrower, given by courier, by United States certified or registered mail, by telegram or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices under the Credit Documents to the Lenders shall be addressed to their respective domestic Lending Offices in the United States at the respective addresses, facsimile numbers, or telephone numbers set forth on their applicable Administrative Questionnaire or, in the case of Persons becoming Lenders pursuant to Assignment Agreements, on their applicable Assignment Agreements, and to the Borrower, the Administrative Agent, and the Issuing Banks:

To the Borrower:	Transocean Inc.
P. O. Box 10342
70 Harbour Drive, 4th Floor
Block B
George Town, Grand Cayman KYI-1003
Cayman Islands, B.W.I.
Attention: Steve McFadin
Telephone No.: (345) 745-4500
Fax No.: (345) 745-4504

With a copy to:	Transocean Offshore Deepwater Drilling Inc.
4 Greenway Plaza
Houston, Texas 77046
Attention: Anil Shah
Telephone No.: (713) 232-7173
Fax No.: (713) 626-9556

Transocean Ltd.
c/o Reichlin & Hess
Rechtsanwälte
Hofstrasse 1a
CH-6300 Zug Switzerland
Attention: Treasurer
Telephone No.: +41 (0) 41 729 10 70
Fax No.: +41 (0) 41 729 10 80

Baker Botts LLP
One Shell Plaza
Houston, Texas 77002-4995
Attention: Stephen Krebs
Telephone No. (713) 229-1467
Fax No.: (713) 229-1522

To the Administrative Agent:	JPMorgan Chase Bank, N.A.
10 South Dearborn, 7th Floor
Chicago, Illinois 60603
Attention: Susan Thomas
Fax No.: (312) 385-7096

With a copy to:	King & Spalding LLP
1180 Peachtree Street, N.E.
Atlanta, Georgia 30309
Attention: A.H. Conrad, Jr.
Fax No.: (404) 572-5128

To the Sub-Agent:	J.P. Morgan Europe Limited
125 London Wall
London
EC2Y 5AJ
England
Fax : 44 207 777 2360
Tel : 44 207 777 2352 / 2355
Attn: Agency Department

To the Issuing Banks:	JPMorgan Chase Bank, NA
10420 Highland Manor Drive, Floor 04
Tampa, FL 33610-9128
Fax : 813-432-5161
Attn. Henry Avelino, Assistant Vice President

Calyon New York Branch	Calyon New York Branch
1301 Avenue of the Americas
New York, New York 10019
Attn: Cathy Wong
Attn: Vincent Montalto
Fax: 212-459-3173

Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 10.7 or pursuant to Section 10.10 and a confirmation of receipt of such facsimile has been received by the sender, (ii) if given by courier, when delivered, (iii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, or (iv) if given by any other means, when delivered at the addresses specified in this Section 10.7, or pursuant to Section 10.10; provided that any notice given pursuant to Article 2 shall be effective only upon receipt and, provided further, that any notice that but for this proviso would be effective after the close of business on a Business Day or on a day that is not a Business Day shall be effective at the opening of business on the next Business Day.

Section 10.8 Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same Agreement.

Section 10.9 Successors and Assigns. This Agreement shall be binding upon the Borrower, each of the Lenders, the Issuing Banks, the Administrative Agent, the Collateral Agent, and their respective successors and assigns, and shall inure to the benefit of the Borrower, each of the Lenders, the Issuing Banks, the Administrative Agent, the Collateral Agent, and their respective successors and assigns, including any subsequent holder of any Note; provided, however, the Borrower may not assign any of its rights or obligations under this Agreement or any other Credit Document without the written consent of all Lenders, the Issuing Banks, the Administrative Agent and the Collateral Agent, and the Administrative Agent and the Collateral Agent may not assign any of their respective rights or obligations under this Agreement or any Credit Document except in accordance with Article 9 and no Lender or Issuing Bank may assign any of its rights or obligations under this Agreement or any other Credit Document except in accordance with Section 10.10. Nothing in this Agreement, express or implied, shall be construed to confer on any Person (other than the parties hereto, their respective successors and assigns permitted hereby, and to the extent expressly contemplated hereby, Controlling Affiliates of the Lenders, the Issuing Banks, the Administrative Agent, the Collateral Agent, the Other Agents, and the Indemnified Parties as defined in Section 10.13) any legal or equitable right, remedy or claim under or by reason of this Agreement. Any Lender or Issuing Bank may at any time pledge or assign all or any portion of its rights under this Agreement and the Notes issued to it (i) to a Federal Reserve Bank to secure extensions of credit by such Federal Reserve Bank to such Lender, or (ii) in the case of any Lender that is a fund comprised in whole or in part of commercial loans, to a trustee for such fund in support of such Lender’s obligations to such trustee; provided that no such pledge or assignment shall release any Lender or Issuing Bank from any of its obligations hereunder or substitute any such Federal Reserve Bank or such trustee for such Lender as a party hereto and the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely with such Lender or Issuing Bank in connection with the rights and obligations of such Lender and Issuing Bank under this Agreement.

Section 10.10 Sales and Transfers of Borrowing and Notes; Participations in Borrowings and Notes.

(a) Any Lender may, upon written notice to the Borrower and the Administrative Agent, at any time sell to one or more commercial banking or other financial or lending institutions (“Participants”) participating interests in any Commitment of such Lender hereunder, provided that no Lender shall transfer, grant or assign any participation under which the Participant shall have rights to vote upon or to consent to any matter to be decided by the Lenders or the Required Lenders hereunder or under any other Credit Document or to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) increase the amount of such Lender’s Commitment and such increase would affect such Participant, (ii) reduce the principal of, or interest on, any of such Lender’s Borrowings, or any fees or other amounts payable to such Lender hereunder and such reduction would affect such Participant, (iii) postpone any date fixed for any scheduled payment of principal of, or interest on, any of such Lender’s Borrowings, or any fees or other amounts payable to such Lender hereunder and such postponement would affect such Participant, or (iv) release any collateral security for any Obligation, except as otherwise specifically provided in any Credit Document. In the event of any such sale by a Lender of participating interests to a Participant, such Lender’s obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement, the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and such Lender shall retain the sole right to enforce the obligations of the Borrower under any Credit Document. The Borrower agrees that if amounts outstanding under this Agreement and the Notes shall have been declared or shall have become due and payable in accordance with Section 7.2 or 7.3 upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any Note, provided that such right of setoff shall be subject to the obligation of such Participant to share with the Lenders, and the Lenders agree to share with such Participant, as provided in Section 10.6. The Borrower also agrees that each Participant shall be entitled to the benefits of and have the obligations under Sections 2.11, 2.15, 3.3 and 8.3 with respect to its participation in the Commitments and the Borrowings outstanding from time to time, provided that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred if no participation had been transferred and provided, further, that Sections 8.3(c) and 8.6 shall apply to the transferor Lender with respect to any claim by any Participant pursuant to Section 2.11, 2.15, 3.3 or 8.3 as fully as if such claim was made by such Lender. Anything herein to the contrary notwithstanding, the Borrower shall not, at any time, be obligated to pay to any Lender any sum in excess of the sum the Borrower would have been obligated to pay to such Lender hereunder if such Lender had not sold any participation in its rights and obligations under this Agreement or any other Credit Document.

(b) Any Lender may at any time sell to (i) any of such Lender’s affiliates or to any other Lender or any affiliate thereof that, in each case, is a commercial banking or other financial or lending institution not subject to Regulation T of the Board of Governors of the Federal Reserve System and, (ii) with the prior written consent (which shall not be unreasonably withheld or delayed) of the Administrative Agent, the Issuing Banks and the Borrower, to one or more commercial banking or other financial or lending institutions not subject to Regulation T of the Board of Governors of the Federal Reserve System (any of (i) or (ii), a “Purchasing Lender”), all or any part of its rights and obligations under this Agreement and the other Credit Documents, pursuant to an Assignment Agreement in the form attached as Exhibit 10.10, executed by such Purchasing Lender and such transferor Lender (and, in the case of a Purchasing Lender which is not then a Lender or an affiliate thereof, by the Borrower and the Administrative Agent) and delivered to the Administrative Agent; provided that each such sale to a Purchasing Lender (other than an existing Lender) shall be in the Dollar Equivalent amount of $5,000,000 or more, or if in a lesser amount or if as a result of such sale the sum of the unfunded Commitment of such Lender plus the aggregate principal amount of such Lender’s Loans and participations in Letters of Credits would be less than the Dollar Equivalent amount of $5,000,000 (calculated as hereinafter set forth), such sale shall be of all of such Lender’s rights and obligations under this Agreement and all of the other Credit Documents payable to it to one Purchasing Lender. Notwithstanding the requirement of the Borrower’s consent set forth above, but subject to all of the other terms and conditions of this Section 10.10(b), any Lender may sell to one or more commercial banking or other financial or lending institutions not subject to Regulation T of the Board of Governors of the Federal Reserve System, all or any part of their rights and obligations under this Agreement and the other Credit Documents with only the consent of the Administrative Agent (which shall not be unreasonably withheld or delayed) if an Event of Default shall have occurred and be continuing. Upon such execution, delivery and acceptance, from and after the effective date of the transfer determined pursuant to such Assignment Agreement, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Assignment Agreement, have the rights and obligations of a Lender hereunder with a Commitment as set forth herein and (y) the transferor Lender thereunder shall, to the extent provided in such Assignment Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of a transferor Lender’s rights and obligations under this Agreement, such transferor Lender shall cease to be a party hereto). Such Assignment Agreement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Commitments and Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement, the Notes and the other Credit Documents. On or prior to the effective date of the transfer determined pursuant to such Assignment Agreement, the Borrower, at its own expense, shall upon reasonable notice from the Administrative Agent execute and deliver to the Administrative Agent in exchange for any surrendered Note, a new Note as appropriate to the order of such Purchasing Lender in an amount equal to the Commitments assumed by it pursuant to such Assignment Agreement, and, if the transferor Lender has retained a Commitment or Borrowing hereunder, a new Note to the order of the transferor Lender in an amount equal to the Commitments or Borrowings retained by it hereunder. Such new Notes shall be dated the Effective Date and shall otherwise be in the form of the Notes replaced thereby. The Notes surrendered by the transferor Lender shall be returned by the Administrative Agent to the Borrower marked “cancelled.”

(c) Upon its receipt of an Assignment Agreement executed by a transferor Lender and a Purchasing Lender (and, in the case of a Purchasing Lender that is not then a Lender or an affiliate thereof, by the Administrative Agent and, to the extent required by Section 10.10(b), by the Borrower), together with payment by the transferor Lender to the Administrative Agent hereunder of a registration and processing fee of $1,000 (unless the Borrower is replacing such Lender pursuant to the terms hereof, in which event such fee shall be paid by the Borrower), the Administrative Agent shall (i) promptly accept such Assignment Agreement, and (ii) on the effective date of the transfer determined pursuant thereto give notice of such acceptance and recordation to the Lenders and the Borrower. The Borrower shall not be responsible for such registration and processing fee or any costs or expenses incurred by any Lender, any Purchasing Lender or the Administrative Agent in connection with such assignment except as provided above.

(d) If, pursuant to this Section 10.10 any interest in this Agreement or any Loan or Note is transferred to any transferee which is organized under the laws of any jurisdiction other than the United States of America or any State thereof, the transferor Lender shall cause such transferee, concurrently with the effectiveness of such transfer, (i) to represent to the transferor Lender (for the benefit of the transferor Lender, the Administrative Agent and the Borrower) that under applicable law and treaties no taxes will be required to be withheld by the Administrative Agent, the Borrower or the transferor Lender with respect to any payments to be made to such transferee in respect of the Loans or the L/C Obligations, (ii) to furnish to the transferor Lender (and, in the case of any Purchasing Lender, the Administrative Agent and the Borrower) two duly completed and signed copies of either U.S. Internal Revenue Service Form W-8BEN or U.S. Internal Revenue Service Form W-8ECI or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities (wherein such transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder), and (iii) to agree (for the benefit of the transferor Lender, the Administrative Agent and the Borrower) to provide the transferor Lender (and, in the case of any Purchasing Lender, the Administrative Agent and the Borrower) new forms as contemplated by Section 3.3(b) upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

(e) Notwithstanding any other provisions of this Section 10.10, no transfer or assignment of the interests of any Lender hereunder or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans, the Notes or any other Obligations under the securities laws of any jurisdiction.

Section 10.11 Amendments, Waivers and Consents. Any provision of the Credit Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by (a) the Borrower, (b) the Required Lenders, and (c) if the rights or duties of the Administrative Agent or the Other Agents are affected thereby, the Administrative Agent or the Other Agents, as the case may be, provided that:

(i) no amendment or waiver shall (A) increase the Revolving Credit Commitment Amount without the consent of all Lenders or increase any Commitment of any Lender without the consent of such Lender, (B) (other than in accordance with Section 2.16) postpone or extend the Commitment Termination Date or Maturity Date without the consent of all Lenders, or reduce the amount of or postpone the date for any scheduled payment of any principal of or interest (including, without limitation, any reduction in the rate of interest unless such reduction is otherwise provided herein) on any Loan or Reimbursement Obligation or of any fee payable hereunder, without the consent of each Lender owed any such Obligation, (C) release any Collateral for any Collateralized Obligations (other than as provided in accordance with Section 7.4) without the consent of all Lenders or (D) release Holdings from its obligations under the Holdings Guaranty or, except as otherwise expressly permitted under this Agreement, release all or substantially all of the Subsidiary Guarantors from their obligations under the Subsidiary Guaranties without the consent of all Lenders; and

(ii) no amendment or waiver shall, unless signed by each Lender, change the provisions of this Section 10.11 or the definition of Required Lenders or the number of Lenders required to take any action under any other provision of the Credit Documents, or any provision providing for the pro rata nature of payments by or to Lenders.

Section 10.12 Headings. Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.

Section 10.13 Legal Fees, Other Costs and Indemnification. The Borrower, upon demand by the Administrative Agent, agrees to pay the reasonable fees and disbursements of legal counsel to the Administrative Agent in connection with the preparation and execution of the Credit Documents (which shall be in an amount agreed in writing by the Borrower), and any amendment, waiver or consent related thereto, whether or not the transactions contemplated therein are consummated. The Borrower further agrees to indemnify each Lender, Issuing Bank, the Administrative Agent, the Collateral Agent, the Other Agents, and their respective directors, officers, employees and attorneys (collectively, the “Indemnified Parties”), against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable attorneys’ fees and other reasonable out-of-pocket expenses of litigation or preparation therefor, whether or not such Indemnified Party is a party thereto) which any of them may pay or incur as a result of (a) any action, suit or proceeding by any third party or Governmental Authority against such Indemnified Party and relating to any Credit Document, the Loans, any Letter of Credit, or the application or proposed application by the Borrower or any other Member of the Consolidated Group of the proceeds of any Loan or use of any Letter of Credit, REGARDLESS OF WHETHER SUCH CLAIMS OR ACTIONS ARE FOUNDED IN WHOLE OR IN PART UPON THE ALLEGED SIMPLE OR CONTRIBUTORY NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES

AND/OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES OR ATTORNEYS, (b) any investigation of any third party or any Governmental Authority involving any Lender (as a lender hereunder), Issuing Bank, or the Administrative Agent or the Other Agents (in such capacity hereunder) and related to any use made or proposed to be made by the Borrower of the proceeds of any Loan, or use of any Letter of Credit or any transaction financed or to be financed in whole or in part, directly or indirectly with the proceeds of any Loan or Letter of Credit, and (c) any investigation of any third party or any Governmental Authority, litigation or proceeding involving any Lender (as a lender hereunder) or the Administrative Agent or the Other Agents (in such capacity hereunder) and related to any environmental cleanup, audit, compliance or other matter relating to any Environmental Law or the presence of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law) with respect to the Borrower or any other Member of the Consolidated Group, regardless of whether caused by, or within the control of, the Borrower or any other Member of the Consolidated Group; provided, however, that the Borrower shall not be obligated to indemnify any Indemnified Party for any of the foregoing arising out of such Indemnified Party’s gross negligence, bad faith, or willful misconduct, as determined pursuant to a judgment of a court of competent jurisdiction or as expressly agreed in writing by such Indemnified Party. The Borrower, upon demand by the Administrative Agent, the Collateral Agent, the Other Agents or any Lender or Issuing Bank at any time, shall reimburse such Agent or such Lender or Issuing Bank for any reasonable legal or other expenses incurred in connection with investigating or defending against any of the foregoing, except if the same is excluded from indemnification pursuant to the provisions of the preceding sentence. Each Indemnified Party agrees to contest any indemnified claim if requested by the Borrower, in a manner reasonably directed by the Borrower, with counsel selected by the Indemnified Party and approved by the Borrower, which approval shall not be unreasonably withheld or delayed. Any Indemnified Party that proposes or intends to settle or compromise any such indemnified claim shall give the Borrower written notice of the terms of such settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain the Borrower’s prior written consent thereto, which consent shall not be unreasonably withheld or delayed; provided that the Indemnified Party shall not be restricted from settling or compromising any such claim if the Indemnified Party waives its right to indemnity from the Borrower in respect of such claim and such settlement or compromise does not materially increase the Borrower’s liability pursuant to this Section 10.13 to any related party of such Indemnified Party.

Section 10.14 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(A) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AND THE RIGHTS AND DUTIES OF THE PARTIES THERETO, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF.

(B) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO AGREE THAT ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE OTHER AGENTS, THE LENDERS, THE ISSUING BANK, THE BORROWER AND ANY OTHER LOAN PARTY MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND EACH OTHER LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED

STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER AND EACH OTHER LOAN PARTY HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM, 111 8TH AVENUE, NEW YORK, NEW YORK 10011, AS THE DESIGNEE, APPOINTEE AND AGENT OF THE BORROWER AND EACH OTHER LOAN PARTY TO RECEIVE, FOR AND ON BEHALF OF THE BORROWER AND EACH OTHER LOAN PARTY, SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT HERETO. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND EACH OTHER LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS, BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND EACH OTHER LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER AND EACH OTHER LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER AND EACH OTHER LOAN PARTY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

(C) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

(D) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.7. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 10.15 Confidentiality. Each of the Administrative Agent, the Other Agents, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to their respective affiliates, to prospective Purchasing Lenders and Participants, and to potential counterparties to any hedge agreement or swap or derivative transaction relating to the Borrower’s Obligations, and in each case to their respective directors, officers, employees and agents, including accountants, legal counsel and other advisors who have reason to use such Information in connection with the evaluation of the transactions contemplated by this Agreement (subject to similar confidentiality provisions as provided herein) solely for purposes of evaluating such Information, (ii) to the extent requested by any regulatory authority, (iii) to the extent required by applicable law or regulation or by any subpoena or similar legal process, (iv) in connection with the exercise of any remedies hereunder or any proceedings relating to this Agreement or the other Credit Documents, (v) with the consent of the Borrower, (vi) to any rating agency when required by it, provided that, prior to any disclosure, such rating agency shall undertake in writing to preserve the confidentiality of any confidential information relating to the Borrower received by it from any Lender, Issuing Bank, the Administrative Agent or any Other Agents, or (vii) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 10.15, or (y) becomes available on a non-confidential basis from a source other than the Borrower or its affiliates, or the Lenders or their respective affiliates, excluding any Information from such source which, to the actual knowledge of the Administrative Agent, the Other Agent, the Issuing Bank or the Lender receiving such Information, has been disclosed by such source in violation of a duty of confidentiality to the Borrower. For purposes hereof, “Information” means all information received by the Lenders from the Borrower relating to the Borrower or its business, other than any such information that is available to the Lenders on a non-confidential basis prior to disclosure by the Borrower, excluding any Information from a source which, to the actual knowledge of the Administrative Agent, the Other Agent, the Issuing Bank or the Lender receiving such Information, has been disclosed by such source in violation of a duty of confidentiality to the Borrower. The Lenders shall be considered to have complied with their respective obligations if they have exercised the same degree of care to maintain the confidentiality of such Information as they would accord their own confidential information. Notwithstanding anything herein to the contrary, any party to this Agreement (and any employee, representative, or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, any such information relating to the tax treatment or tax structure is required to be kept confidential to the extent necessary to comply with any applicable federal or state securities laws.

Section 10.16 [Intentionally Omitted]

Section 10.17 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.18 Currency Conversion. All payments of Obligations under this Agreement, the Notes or any other Credit Document shall be made in U.S. Dollars, except for Loans funded, or Reimbursement Obligations with respect to Letters of Credit issued, in Euros, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars or Kroner, which shall be repaid, including interest thereon, in the applicable currency. If any payment of any Obligation, whether through payment by the Borrower or the proceeds of any collateral, shall be made in a currency other than the currency required hereunder, such amount shall be converted into the currency required hereunder at the rate determined by the Administrative Agent or the applicable Issuing Bank, as applicable, as the rate quoted by it in accordance with methods customarily used by such Person for such or similar purposes as the spot rate for the purchase by such Person of the required currency with the currency of actual payment through its principal foreign exchange trading office (including, in the case of the Administrative Agent, any Sub-Agent) at approximately 11:00 A.M. (local time at such office) two Business Days prior to the effective date of such conversion, provided that the Administrative Agent or such Issuing Bank, as applicable, may obtain such spot rate from another financial institution actively engaged in foreign currency exchange if the Administrative Agent or such Issuing Bank, as applicable, does not then have a spot rate for the required currency. The parties hereto hereby agree, to the fullest extent that they may effectively do so under applicable law, that (i) if for the purposes of obtaining any judgment or award it becomes necessary to convert from any currency other than the currency required hereunder into the currency required hereunder any amount in connection with the Obligations, then the conversion shall be made as provided above on the Business Day before the day on which the judgment or award is given, (ii) in the event that there is a change in the applicable conversion rate prevailing between the Business Day before the day on which the judgment or award is given and the date of payment, the Borrower will pay to the Administrative Agent, for the benefit of the Lenders, such additional amounts (if any) as may be necessary, and the Administrative Agent, on behalf of the Lenders, will pay to the Borrower such excess amounts (if any) as result from such change in the rate of exchange, to assure that the amount paid on such date is the amount in such other currency, which when converted at the conversion rate described herein on the date of payment, is the amount then due in the currency required hereunder, and (iii) any amount due from the Borrower under this Section 10.18 shall be due as a separate debt and shall not be affected by judgment or award being obtained for any other sum due. For the avoidance of doubt, the parties affirm and agree that neither the fixing of the conversion rate of Pounds or Kroners against the Euro as a single currency, in accordance with the applicable treaties establishing the European Economic Community and the European Union, as the case may be, in each case, as amended from time to time, nor the conversion of the Obligations under this Agreement from Pounds or Kroners into Euros will be a reason for early termination or revision of this Agreement or prepayment of any amount due under this Agreement or create any liability of any party towards any other party for any direct or consequential loss arising from any of these events. As of the date that Pounds or Kroners are no longer the lawful currency of the United Kingdom or Norway, as the case may be, all funding and payment Obligations to be made in such affected currency under this Agreement shall be satisfied in Euros. If, in relation to the currency of any member state of the European Union that adopts the Euro as its lawful currency, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period.

Section 10.19 Exchange Rates.

(a) Determination of Exchange Rates. Not later than 2:00 P.M. (London time) on each Calculation Date, if any LC Obligations are outstanding on such date in a currency other than U.S. Dollars, the applicable Issuing Bank shall determine the Exchange Rate as of such Calculation Date for all such LC Obligations outstanding as of such date with respect to all Letters of Credit issued by such Issuing Bank or its affiliates (the “Issuing Bank Exchange Rate”) and give prompt notice thereof to the Administrative Agent. No later than 4:00 P.M. (London time) on each such Calculation Date, (i) the Administrative Agent shall (i) determine the Exchange Rate (other than the Issuing Bank Exchange Rate, if applicable) as of such Calculation Date with respect to Euros, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars and Kroner, and (ii) give notice thereof, together with notice of the applicable Issuing Bank Exchange Rate, if applicable, to the Lenders and the Borrower. The Exchange Rates so determined shall become effective on the first Business Day immediately following the relevant Calculation Date (a “Reset Date”), shall remain effective until the next succeeding Reset Date, and shall for all purposes of this Agreement (other than Section 10.18 or any other provision expressly requiring the use of a current Exchange Rate) be the Exchange Rates employed in determining the Dollar Equivalent of any amounts of Euros, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars or Kroner. Notwithstanding anything contained herein to the contrary, if any Issuing Bank fails to timely deliver notice of its Issuing Bank Exchange Rate to the Administrative Agent pursuant to the provisions of this Section 10.19, the Administrative Agent may determine such rate in accordance with the definition of Exchange Rate and shall have no liability to such Issuing Bank for such determination.

(b) Notice of Foreign Currency Loans and Letters of Credit. Not later than 2:00 P.M. (London time) on each Reset Date and each date on which Loans and/or Letters of Credit denominated in Euros, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars and/or Kroner are made or issued, if any such LC Obligations are outstanding on such date, the applicable Issuing Bank shall determine its Issuing Bank Exchange Rate as of such date, if applicable, and give prompt notice thereof to the Administrative Agent. Not later than 5:00 P.M. (New York time) on each Reset Date and each date on which Loans and/or Letters of Credit denominated in Euros, Pounds, Australian Dollars, Canadian Dollars, Singapore Dollars and/or Kroner are made or issued, the Administrative Agent shall (i) determine the Dollar Equivalent of the aggregate principal amounts of the Loans and L/C Obligations denominated in such currencies (after giving effect to any Loans and/or Letters of Credit denominated in such currencies being made, issued, repaid, or cancelled or reduced on such date), (ii) notify the Lenders and the Borrower of the results of such determination and (iii) notify each Issuing Bank, if applicable, that the conditions to issuance set forth in Section 2.12(a) are satisfied.

Section 10.20 Change in Accounting Principles, Fiscal Year or Tax Laws. If (i) any change in accounting principles from those used in the preparation of the financial statements of the Borrower referred to in Section 5.8 is hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accounts (or successors thereto or agencies with similar functions), and such change materially affects the calculation of any component of any financial covenant, standard or term found in this Agreement, or (ii) there is a material change in federal, state or foreign tax laws which materially affects any of the Borrower and its Subsidiaries’ ability to comply with the financial covenants, standards or terms found in this Agreement, the Borrower and the Lenders agree to enter into negotiations in order to amend such provisions (with the agreement of the Required Lenders or, if required by Section 10.11, all of the Lenders) so as to equitably reflect such changes with the desired result that the criteria for evaluating any of the Borrower’s and its Subsidiaries’ financial condition shall be the same after such changes as if such changes had not been made. Unless and until such provisions have been so amended, the provisions of this Agreement shall govern.

Section 10.21 Final Agreement. The Credit Documents constitute the entire understanding among the Loan Parties, the Lenders, the Issuing Banks, and the Administrative Agent and supersede all earlier or contemporaneous agreements, whether written or oral, concerning the subject matter of the Credit Documents. THIS WRITTEN AGREEMENT TOGETHER WITH THE OTHER CREDIT DOCUMENTS REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 10.22 Officer’s Certificates. It is not intended that any certificate of any officer or director of the Borrower delivered to the Administrative Agent or any Lender pursuant to this Agreement shall give rise to any personal liability on the part of such officer or director.

Section 10.23 Effect of Inclusion of Exceptions. It is not intended that the specification of any exception to any covenant herein shall imply that the excepted matter would, but for such exception, be prohibited or required.

Section 10.24 Patriot Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Patriot Act. The

Borrower shall provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Administrative Agent or any Lenders in order to assist the Administrative Agent and the Lenders in maintaining compliance with the Patriot Act.

Section 10.25 No Fiduciary Duty. Each of the Administrative Agent, each Other Agent, each Lender and their respective affiliates (collectively, solely for purposes of this paragraph, the “Lender Parties”), may have economic interests that conflict with those of the Borrower. The Borrower agrees that nothing in the Credit Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any of the Lender Parties and the Borrower, its shareholders or its affiliates. The Borrower acknowledges and agrees that (i) the transactions contemplated by the Credit Documents are arm’s-length commercial transactions between the Lender Parties, on the one hand, and the Borrower, on the other, (ii) in connection therewith and with the process leading to such transaction, each of the Lender Parties is acting solely as a principal and not the agent or fiduciary of the Borrower, its management, stockholders, creditors or any other person, (iii) no Lender Party has assumed an advisory or fiduciary responsibility in favor of the Borrower with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Lender Party or any of its affiliates has advised or is currently advising the Borrower on other matters) or any other obligation to the Borrower except the obligations expressly set forth in the Credit Documents and (iv) the Borrower has consulted its own legal and financial advisors to the extent it deemed appropriate. The Borrower further acknowledges and agrees that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. The Borrower agrees that it will not claim that any Lender Party has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Borrower, in connection with such transaction or the process leading thereto.

Section 10.26 Amended Credit Agreement; No Novation. This Agreement constitutes the Five-Year Revolving Credit Agreement, as the same has been amended, effective from and after the First Amendment Effective Date. This Agreement shall not constitute a novation of any indebtedness or other obligations owing to the Lenders, the Administrative Agent or the Issuing Banks under the Five-Year Revolving Credit Agreement based on any facts or events occurring or existing prior to the execution and delivery of this Agreement. On the First Amendment Effective Date, the credit facilities described in the Five-Year Revolving Credit Agreement, and all Loans, L/C Obligations, and other Obligations of the Borrower outstanding as of such date under the Five-Year Revolving Credit Agreement shall be deemed to be Loans, L/C Obligations, and other Obligations outstanding under the corresponding facilities described herein, without further action by any Person.

Section 10.27 References in Loan Documents. On and after the First Amendment Effective Date, each and every reference in the other Credit Documents to the Five-Year Revolving Credit Agreement and to the capitalized terms as defined in the Five-Year Revolving Credit Agreement shall be deemed to refer to and mean this Agreement and such capitalized terms as the same are defined and used in this Agreement, in each case as this Agreement may hereafter be further amended, restated and supplemented from time to time. The Borrower further confirms and agrees that all such other Credit Documents are and shall remain in full force and effect on and after the First Amendment Effective Date.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

TRANSOCEAN INC.,
As Borrower

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
As Administrative Agent, an Issuing Bank, and as a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

CITIBANK, N.A.,
As Syndication Agent, an Issuing Bank, and as a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

CALYON NEW YORK BRANCH,
As Co-Syndication Agent and as a Lender

By:	/S/
Name:
Title:

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI, UFJ, LTD.,
As Co-Documentation Agent and as a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
As Co-Documentation Agent and as a Lender

By:	/S/
Name:
Title:

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

UBS LOAN FINANCE LLC,
As a Lender

By:	/S/
Name:
Title:

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

THE BANK OF NEW YORK,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

DnB NOR BANK ASA,
As a Lender

By:	/S/
Name:
Title:

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

HSBC BANK USA, NATIONAL ASSOCIATION,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

WILLIAM STREET CREDIT CORPORATION,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

MORGAN STANLEY BANK,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

LEHMAN BROTHERS COMMERCIAL BANK,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

FORTIS CAPITAL CORP.,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

STANDARD CHARTERED BANK,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

US BANK, N.A.,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

FIFTH THIRD BANK,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO FIVE-YEAR REVOLVING CREDIT AGREEMENT]

Schedule 1.1

COMMITMENT AMOUNTS AS OF NOVEMBER 25, 2008

Lender	Commitment	Percentage
J.P. Morgan Chase Bank, N.A.	$170,000,000.00	8.5%
Citibank, N.A.	$170,000,000.00	8.5%
Calyon New York Branch	$158,571,428.57	7.9%
Wells Fargo Bank, N.A.	$158,571,428.57	7.9%
The Bank of Tokyo-Mitsubishi, UFJ, LTD.	$158,571,428.57	7.9%
Credit Suisse, Cayman Islands Branch	$158,571,428.57	7.9%
Fortis Bank S.A./N.V., New York Branch	$102,857,142.86	5.1%
The Royal Bank of Scotland plc	$102,857,142.86	5.1%
DnB NOR Bank ASA	$102,857,142.86	5.1%
Bank of America, N.A.	$102,857,142.86	5.1%
HSBC Bank USA, National Association	$102,857,142.86	5.1%
UBS Loan Finance LLC	$102,857,142.86	5.1%
Lehman Brothers Commercial Bank	$71,428,571.43	3.6%
The Bank of Nova Scotia	$71,428,571.43	3.6%
Morgan Stanley Bank	$71,428,571.43	3.6%
William Street Credit Corporation	$71,428,571.43	3.6%
Fifth Third Bank	$42,857,142.86	2.1%
Standard Chartered Bank	$28,571,428.57	1.4%
The Bank of New York Mellon	$28,571,428.57	1.4%
US Bank, N.A.	$22,857,142.86	1.1%

Execution Version

Exhibit 4.3

AGREEMENT FOR FIRST AMENDMENT

OF TERM CREDIT AGREEMENT

THIS AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT is dated as of November 25, 2008 (this “Amendment Agreement”) and is by and among TRANSOCEAN INC. (the “Borrower”), a Cayman Islands company, the Lenders that are parties to the Credit Agreement referred to below and that are signatories to this Amendment Agreement (collectively, the “Required Lenders”), and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, the lenders that are parties thereto, and the Administrative Agent are parties to a certain Term Credit Agreement, dated as of March 13, 2008 (the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders identified therein have made certain term loans available to the Borrower; and

WHEREAS, the Borrower has requested that the Required Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Required Lenders and the Administrative Agent are willing to do so;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1. First Amendment of Credit Agreement.

Effective on the First Amendment Effective Date (as defined below), the Credit Agreement, including the Exhibits attached thereto, is hereby amended so that such Credit Agreement and Exhibits, as so amended, shall read in its entirety as attached hereto as Exhibit A (as so amended, the “Amended Credit Agreement”). Except as so amended as set forth herein and in the Amended Credit Agreement, the Credit Agreement shall continue in full force and effect.

2. Conditions to Effectiveness of Amendment Agreement.

Notwithstanding any other provision of this Amendment Agreement and without affecting in any manner the rights of the Lenders hereunder and under the Amended Credit Agreement, it is understood and agreed that this Amendment Agreement shall only become effective on the day (the “First Amendment Effective Date”) the Administrative Agent shall have received the following:

(i) reimbursement or payment of its costs and expenses incurred in connection with this Amendment Agreement or the Credit Agreement;

(ii) executed counterparts to this Amendment Agreement from the Borrower and the Required Lenders;

(iii) copies of amendments, or amendments and restatements, of each of the Revolving Credit Agreements that, among other modifications, permit the Redomestication Transactions (as such term is defined in the Amended Credit Agreement) to be consummated without causing or resulting in an “Event of Default” under such Revolving Credit Agreements;

(iv) a certificate of the President or a Vice President of the Borrower as to the satisfaction of all conditions to borrowing, the accuracy of all representations and warranties, and the absence of any Default or Event of Default; and

(v) certificates of the Secretary or an Assistant Secretary of the Borrower containing specimen signatures of the persons authorized to execute Credit Documents on the Borrower’s behalf or any other documents provided for herein or therein, together with (x) copies of resolutions of the Board of Directors or other appropriate body of the Borrower authorizing the execution and delivery of the Credit Documents, (y) copies of the Borrower’s memorandum of association and articles of association and other publicly filed organizational documents in its jurisdiction of incorporation and bylaws and other governing documents, if any, and (z) a certificate of incorporation and a certificate of good standing from the appropriate governing agency of the Borrower’s jurisdiction of incorporation.

3. Representation and Warranties. To induce Lenders and the Administrative Agent to enter into this Amendment Agreement, the Borrower hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a) The Borrower has the organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment Agreement and has taken all necessary company action to authorize the execution, delivery and performance hereof. The Borrower has duly executed and delivered this Amendment Agreement and this Amendment Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and equitable principles.

(b) Neither the execution, delivery or performance by the Borrower of this Amendment Agreement nor compliance by it with the terms and provisions hereof, nor the consummation by it of the transactions contemplated herein, will (i) contravene in any material respect any applicable provision of any law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any term, covenant, condition or other provision of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien other than any Permitted Lien upon any of the property or assets of the Borrower or any of its Subsidiaries under, the terms of any material contractual obligation to which the Borrower or any of its Subsidiaries is a party or by which they or any of their properties or assets are bound or to which they may be subject, (iii) violate or conflict with any provision of the memorandum of association and articles of association, charter, articles or certificate of incorporation, partnership or limited liability company agreement, by-laws, or other applicable governance documents of the Borrower or any of its Subsidiaries, or (iv) require any consent or authorization of, or filing with, any governmental authority or other Person, other than any such consents, authorizations or filings which have been made or obtained.

(c) After giving effect to this Amendment Agreement, no Default or Event of Default has occurred and is continuing as of the date hereof.

(d) All representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as though such representations and warranties have been

2

made on and as of the date hereof, except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date.

(e) Since December 31, 2007, there has occurred no event or effect that has had or could reasonably be expected to have a Material Adverse Effect.

4. Miscellaneous.

(a) Effect of Amendment Agreement. This Amendment Agreement and the Amended Credit Agreement are not, and are not intended to be, a novation of the Credit Agreement or a satisfaction or discharge of any obligations of the parties thereunder. All rights and obligations of the parties to the Credit Agreement as provided therein shall remain and continue in full force and effect, except as otherwise expressly amended as provided herein. Without limiting the foregoing, (i) no Default or Event of Default existing under the Credit Agreement as of the First Amendment Effective Date shall be deemed waived or cured hereby, and (ii) any and all Loans outstanding under the Credit Agreement, together with all accrued and unpaid interest thereon, and all fees, expense reimbursement and indemnity obligations, and other amounts outstanding under the terms of the Credit Agreement as of the First Amendment Effective Date shall continue to be outstanding and due and payable as provided in the Credit Agreement except as expressly provided herein. This Amendment Agreement shall constitute a Credit Document for all purposes of the Credit Agreement, and each and every reference in the other Credit Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this Amendment Agreement and as hereafter further amended, restated, supplemented or otherwise modified from time to time.

(b) Successors and Assigns. This Amendment Agreement shall be binding upon the Borrower, each of the Lenders, the Administrative Agent, the Other Agents, and their respective successors and assigns, and shall inure to the benefit of the Borrower, each of the Lenders, the Administrative Agent, the Other Agents, and their respective successors and assigns, including any subsequent holder of any Note.

(c) Counterparts. This Amendment Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same Amendment Agreement.

(d) Legal Fees, Other Costs and Indemnification. The Borrower, upon demand by the Administrative Agent, agrees to pay the reasonable fees and disbursements of legal counsel to the Administrative Agent in connection with the preparation and execution of this Amendment Agreement.

(e) Governing Law. THIS AMENDMENT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AND THE RIGHTS AND DUTIES OF THE PARTIES THERETO, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

(f) Final Agreement. This Amendment Agreement and the Amended Credit Agreement constitute the entire understanding among the Borrower, the Lenders, the Administrative Agent and the Other Agents, and supersedes all earlier or contemporaneous agreements, whether written or oral, concerning the subject matter of this Amendment Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

TRANSOCEAN INC.,
as Borrower

By:	/s/ Chipman Earle
	Name:	Chipman Earle
	Title:	Associate General Counsel and Corporate Secretary

SIGNATURE PAGE TO AGREEMENT FOR FIRST OF TERM CREDIT AGREEMENT

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Andrew Sidford
Name: Andrew Sidford
Title: Vice President

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

BNP PARIBAS,
as a Lender

By:	/s/ Gregory E. George
Name: Gregory E. George
Title: Managing Director

By:	/s/ Richard Hawthorne
Name: Richard Hawthorne
Title: Director

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

Standard Chartered Bank,
as a Lender

By:	/s/ Natalia Cucalon
Name: Natalia Cucalon
Title: Associate Director

By:	/s/ Robert Reddington
Name: Robert Reddington
Title: AVP/Credit Documentation Credit Risk Control

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

CALYON NEW YORK BRANCH,
as a Lender

By:	/s/ David Gurghigian
Name: David Gurghigian
Title: Managing Director

By:	/s/ Michael Willis
Name: Michael Willis
Title: Director

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Helen A. Carr
Name: Helen A. Carr
Title: Managing Director

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Christina Faith
Name: Christina Faith
Title: Vice President

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

Chang Hwa Commercial Bank, Ltd., New York Branch
as a Lender

By:	/s/ Jim C.Y. Chen
Name: Jim C.Y. Chen
Title: Vice President & General Manager

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

The Bank of New York Mellon,
as a Lender

By:	/s/ Hussam S. Alsahlani
Name: Hussam S. Alsahlani
Title: Vice President

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

FORTIS BANK S.A./N.V., NEW YORK
BRANCH, As a Lender

By:	/s/ John G. Sullivan
Name: John G. Sullivan
Title: Managing Director

By:	/s/ Eric Chilton
Name: Eric Chilton
Title: Senior Managing Director

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

THE CHUO MITSUI TRUST AND BANKING CO., LTD,
as a Lender

By:	/s/ Kenji Kaiya
Name: Kenji Kaiya
Title: General Manager

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ David Slye
Name: David Slye
Title: Senior Vice President

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Jay Salitza
Name: Jay Salitza
Title: Vice President

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT

AGREEMENT

EXPORT DEVELOPMENT CANADA
as a Lender

By:	/s/ Janine Dopson
Name: Janine Dopson
Title: Loan Asset Manager

By:	/s/ Howard Clysdale
Name: Howard Clysdale
Title: Loan Portfolio Manager

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT

AGREEMENT

HSBC Bank USA, National Association,
as a Lender

By:	/s/ Mercedes Ahumada
Name: Mercedes Ahumada
Title: Vice President

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a Lender

By:	/s/ Linda Terry
	Name:	Linda Terry
	Title:	Vice President & Manager

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

Goldman Sachs Bank USA,
as a Lender

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

HOSPITALS OF ONTARIO PENSION PLAN TRUST FUND,
as a Lender

By:	/s/ David Long
	Name:	David Long
	Title:	Vice President, Derivatives & Fixed Income

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

THE CHIBA BANK, LTD., NEW YORK BRANCH,
as a Lender

By:	/s/ Yukihito Inamura
	Name:	Yukihito Inamura
	Title:	General Manager

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

FIRST COMMERICAL BANK OF LOS ANGELES BRANCH,
as a Lender

By:	/s/ Rong-Ko Chen
	Name:	Rong-Ko Chen
	Title:	VP & General Manager

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

DnB NOR BANK ASA,
As a Lender

By:	/s/ Barbara Gronquist
Name:	Barbara Gronquist
Title:	Senior Vice President

By:	/s/ Cathleen Buckley
Name:	Cathleen Buckley
Title:	Vice President

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

UBS Loan Finance LLC,
as a Lender

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

SIGNATURE PAGE TO AGREEMENT FOR FIRST AMENDMENT OF TERM CREDIT AGREEMENT

EXHIBIT A

Amended Credit Agreement

(attached)

AMENDED TERM CREDIT AGREEMENT

Dated as of March 13, 2008

As Amended on November 25, 2008

Among

TRANSOCEAN INC.,

as Borrower,

THE LENDERS PARTIES HERETO,

CITIBANK, N.A.,

as Administrative Agent,

CALYON NEW YORK BRANCH,

and

JPMORGAN CHASE BANK, N.A.,

as Co-Syndication Agents,

and

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

and

FORTIS BANK SA/NV, NEW YORK BRANCH,

as Co-Documentation Agents

CITIGROUP GLOBAL MARKETS, INC.,

CALYON NEW YORK BRANCH,

and J.P. MORGAN SECURITIES INC.,

as Joint Lead Arrangers and Bookrunners

ii

Exhibits:

Exhibit 2.3	–	Form of Borrowing Request
Exhibit 2.9	–	Form of Note
Exhibit 2.13	–	Form of Joinder Agreement
Exhibit 4.1A	–	Form of Opinion of Baker Botts LLP
Exhibit 4.1B	–	Form of Opinion of Walter A. Baker
Exhibit 4.1C	–	Form of Opinion of Walkers
Exhibit 6.6	–	Form of Compliance Certificate
Exhibit 6.12	–	Form of Subsidiary Guaranty
Exhibit 6.19	–	Form of Holdings Guaranty
Exhibit 10.10	–	Form of Assignment Agreement

Schedules:

Schedule 1.1	–	Commitments
Schedule 5.4	–	Certain Litigation and Proceedings
Schedule 5.8	–	Other Financial Disclosures
Schedule 5.9	–	Certain Events or Effects
Schedule 5.15	–	Existing Indebtedness
Schedule 5.16	–	Existing Liens
Schedule 6.14	–	Transactions with Affiliates

iii

AMENDED TERM CREDIT AGREEMENT

THIS AMENDED TERM CREDIT AGREEMENT (this “Agreement”), dated as of March 13, 2008, among TRANSOCEAN INC. (the “Borrower”), a Cayman Islands company, the lenders from time to time parties hereto (each a “Lender” and collectively, the “Lenders”), CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), CALYON NEW YORK BRANCH and JPMORGAN CHASE BANK, N.A., as co-syndication agents for the Lenders (in such capacity, the “Co-Syndication Agents”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. and FORTIS BANK SA/NV, NEW YORK BRANCH, as co-documentation agents for the Lenders (in such capacity, the “Co-Documentation Agents”), as amended as of November 25, 2008.

WITNESSETH:

WHEREAS, the Borrower and certain of the Lenders are parties to a Term Credit Agreement dated as of March 13, 2008 (the “Term Credit Agreement”) among the Borrower, Citibank, N.A., as administrative agent, and the lenders that are parties thereto, pursuant to which there has been established in favor of the Borrower a U.S. $2,000,000,000 term credit facility;

WHEREAS, the Borrower has requested that the Term Credit Agreement be amended in certain respects; and

WHEREAS, pursuant to the terms of that certain Agreement for First Amendment of Term Credit Agreement dated as of November 25, 2008 (the “Amendment Agreement”), the Borrower, the Administrative Agent, and Lenders constituting the Required Lenders under the terms of the Term Credit Agreement have agreed to amend the Term Credit Agreement, as such amendments are included and reflected in this Agreement, all on the terms and subject to the conditions set forth in the Amendment Agreement and this Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE 1 DEFINITIONS; INTERPRETATION.

Section 1.1 Definitions. Unless otherwise defined herein, the following terms shall have the following meanings, which meanings shall be equally applicable to both the singular and plural forms of such terms:

“Additional Commitment Amount” has the meaning ascribed to such term in Section 2.13(a).

“Additional Lender” has the meaning ascribed to such term in Section 2.13(b).

“Adjusted LIBOR” means, for any Eurodollar Borrowing for any Interest Period, a rate per annum determined in accordance with the following formula:

Adjusted LIBOR	=	LIBOR Rate for such Interest Period
1.00 - Statutory Reserve Rate

“Administrative Agent” means Citibank, N.A., acting in its capacity as administrative agent for the Lenders, and any successor Administrative Agent appointed hereunder pursuant to Section 9.7.

“Administrative Agent’s Account” means the account of the Administrative Agent maintained by the Administrative Agent at its office at Two Penns Way, New Castle, Delaware 19720, Account No. 36852248, Attention: Bank Loan Syndications, or such other account of the Administrative Agent as is designated in writing from time to time by the Administrative Agent to the Borrower and the Lenders for such purpose.

“Administrative Questionnaire” means, with respect to each Lender, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent duly completed by such Lender.

“Aggregate Commitment Amount” means an amount equal to $2,000,000,000, plus the amount of any commitments for additional Term Loans as may be agreed by any then-existing Lenders or Additional Lenders pursuant to Section 2.13 of this Agreement.

“Agreement” means this Term Credit Agreement, as the same may be amended, restated and supplemented from time to time.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of the then determinable of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Adjusted LIBOR (for U.S. dollar borrowings) for a one month Interest Period as appearing at approximately 11:00 a.m. London time on the Reuters BBA Libor Rates Page 3750 on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or Adjusted LIBOR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate, or Adjusted LIBOR, as the case may be.

“Amendment Agreement” has the meaning ascribed to such term in the recitals to this Agreement.

“Angolan Debt” means the financing incurred for construction and mobilization of a drillship for expected operations offshore Angola, as more particularly described on Schedule 5.15.

“Applicable Margin” means, prior to, or on and after, the Redomestication Effective Date, as the case may be, for any day during either such period, (i) for Eurodollar Borrowings, the applicable percentage per annum set forth in the grid below based on the Borrower’s Credit Rating then in effect as provided herein, and (ii) for Base Rate Borrowings, the Applicable Margin for Eurodollar Borrowings as determined pursuant to the preceding clause (i), less 100 basis points (1.00%) per annum (but in no event less than zero).

Credit Rating(S&P/ Moody’s)	Percentage Prior to Redomestication Effective Date	Percentage on and after the Redomestication Effective Date
A/A2 or above	0.300%	0.875%
A-/A3	0.400%	1.000%
BBB+/Baa1	0.450%	1.250%
BBB/Baa2	0.600%	1.500%
BBB-/Baa3	0.725%	2.000%
BB+/Ba1 or below	0.850%	2.500%

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“Assignment Agreement” means an agreement in substantially the form of Exhibit 10.10 whereby a Lender conveys part or all of its Term Loans to another Person that is, or thereupon becomes, a Lender, pursuant to Section 10.10.

“Base Rate Borrowing” means a Borrowing of Base Rate Loans made pursuant to a Borrowing Request as provided in Section 2.3(a) or converted from an outstanding Eurodollar Borrowing or Borrowings pursuant to Section 2.4(a), Section 8.1(b) or Section 8.2

“Base Rate Loan” means a Term Loan bearing interest prior to maturity at the rate specified in Section 2.7(a).

“Borrower” means Transocean Inc., an exempted company incorporated under the laws of the Cayman Islands and, upon consummation of the Redomestication Transactions, the surviving company in a merger with Transocean-Acquisition.

“Borrowing” means any extension of credit of the same Type made by the Lenders on the same date by way of Term Loans having a single Interest Period, including any Borrowing advanced, continued or converted. A Borrowing is “advanced” on the day the Lenders advance funds comprising such Borrowing to the Borrower, is “continued” (in the case of Eurodollar Loans) on the date a new Interest Period commences for such Borrowing, and is “converted” (in the case of Eurodollar Loans) when such Borrowing is changed from one Type of Term Loan to the other, all as requested by the Borrower pursuant to Section 2.3, 2.4, or 2.13, as the case may be.

“Borrowing Request” has the meaning ascribed to such term in Section 2.3(a).

“Bridge Credit Agreement” means the Credit Agreement dated as of September 28, 2007 among the Borrower, Goldman Sachs Credit Partners L.P., as administrative agent, and the lenders parties thereto, as the same has been, and may hereafter be from time to time, amended, supplemented, restated or otherwise modified.

“Bridge Facility” means the $15,000,000,000 term loan facility established for the Borrower pursuant to the Bridge Credit Agreement.

“Business Day” means any day other than a Saturday or Sunday on which banks are not authorized or required to close in New York, New York and, if the applicable Business Day relates to the advance or continuation of, conversion into, or payment on a Eurodollar Borrowing, on which banks are dealing in U.S. Dollar deposits in the interbank market in London, England.

“Capitalized Lease Obligations” means, for any Person, the aggregate amount of such Person’s liabilities under all leases of real or personal property (or any interest therein) which is required to be capitalized on the balance sheet of such Person as determined in accordance with GAAP.

“Co-Documentation Agents” means, collectively, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Fortis Bank SA/NV, New York Branch, in their capacities as co-documentation agents for the Lenders, and any successor Co-Documentation Agents; provided, however, that no such Co-Documentation Agent shall have any duties, responsibilities, or obligations hereunder in such capacity.

“Code” means the Internal Revenue Code of 1986, as amended.

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“Commitment” means, relative to any Lender, such Lender’s obligations to make Term Loans pursuant to Section 2.1 in the amount and percentage set forth on Schedule 1.1 hereto (which obligation is to be fully satisfied upon funding of the Term Loans on the Initial Effective Date) and, if applicable to such Lender, such Lender’s obligation to make additional Term Loans in its portion of any Additional Commitment Amount pursuant to Section 2.13 (which obligation is to be fully satisfied upon funding of such additional Term Loans on the related Facility Increase Funding Date for such additional Term Loans).

“Compliance Certificate” means a certificate in the form of Exhibit 6.6.

“Confidential Information Memorandum” shall mean the Confidential Information Memorandum of the Borrower dated February 2008, as the same may be amended, restated and supplemented from time to time and distributed to the Lenders prior to the Effective Date.

“Consolidated EBITDA” means, for the Consolidated Group, for any period, the sum, determined on a consolidated basis, of (i) operating income plus, (ii) without duplication, and to the extent reflected as a charge in the calculation (or determination) of such operating income for such period, the sum of (a) depreciation, depletion and amortization expense and (b) other non-cash charges reducing operating income for such period (excluding any such non-cash charge to the extent that it represents an accrual or reserve for potential cash charge in any future period or amortization of a prepaid cash charge that was paid in any prior period), less (iii) other non-cash gains increasing operating income for such period (excluding any such non-cash gain to the extent it represents the reversal of an accrual or reserve for potential cash gain in any prior period), in each case determined in accordance with GAAP for such period; it being understood and agreed that, with respect to any period prior to the GSF Merger, Consolidated EBITDA shall be calculated with respect to such period on a pro forma basis using the historical consolidated financial statements of GSF and its Subsidiaries and the consolidated financial statements of the Borrower and its Subsidiaries (excluding GSF and its Subsidiaries) which shall be reformulated as if the GSF Merger had been consummated at the beginning of such period.

“Consolidated Group” means, collectively, (i) prior to consummation of the Redomestication Transactions, the Borrower and its Subsidiaries, and (ii) upon consummation of the Redomestication Transactions, Holdings, the Borrower, and their respective Subsidiaries. Each Person that is Holdings, Borrower or a Subsidiary thereof included in the Consolidated Group at any time is referred to herein as a “Member of the Consolidated Group.”

“Consolidated Indebtedness” means all Indebtedness of the Consolidated Group that would be reflected on a consolidated balance sheet of such Persons prepared in accordance with GAAP.

“Consolidated Indebtedness to Total Tangible Capitalization Ratio” means, at any time, the ratio of Consolidated Indebtedness at such time to Total Tangible Capitalization at such time.

“Consolidated Net Assets” means, as of any date of determination, an amount equal to the aggregate book value of the assets of the Consolidated Group and, to the extent of the equity interest of the Consolidated Group therein, SPVs at such time, minus the current liabilities of the Consolidated Group, all as determined on a consolidated basis in accordance with GAAP based on the most recent quarterly or annual consolidated financial statements referred to in Section 5.8 or delivered (or publicly filed) as provided in Section 6.6(a), as the case may be.

“Consolidated Tangible Net Worth” means, as of any date of determination, consolidated shareholders equity of the Consolidated Group determined in accordance with GAAP but excluding the

4

effect on shareholders equity of cumulative foreign exchange translation adjustments, and less the net book amount of all assets of the Consolidated Group that would be classified as intangible assets on the consolidated balance sheet of the Consolidated Group as of such date prepared in accordance with GAAP. For purposes of this definition, SPVs shall be accounted for pursuant to the equity method of accounting.

“Controlling Affiliate” means for any Person, (i) any other Person that directly or indirectly through one or more intermediaries controls, or is under common control with, such Person, and (ii) any other Person owning beneficially or controlling ten percent (10%) or more of the equity interests having ordinary voting power for the election of directors of such Person. As used in this definition, “control” means the power, directly or indirectly, to direct or cause the direction of management or policies of a Person (through ownership of voting securities or other equity interests, by contract or otherwise).

“Co-Syndication Agents” means, collectively, Calyon New York Branch and JPMorgan Chase Bank, N.A., acting in their capacities as co-syndication agents for the Lenders, and any successor Co-Syndication Agents; provided, however, that the Co-Syndication Agents shall not have any duties, responsibilities, or obligations hereunder in such capacity.

“Credit Documents” means (i) this Agreement, (ii) the Notes, (iii) upon consummation of the Redomestication Transactions, the Holdings Guaranty, and (iv) any Subsidiary Guaranties in effect from time to time.

“Credit Rating” means (x) prior to the Redomestication Effective Date, the rating (either express or implied) by S&P and Moody’s on the Borrower’s non-credit enhanced senior unsecured long-term debt, and (y) on and after the Redomestication Effective Date, the rating (either express or implied) by S&P and Moody’s on the non-credit enhanced senior unsecured long-term debt of the Borrower supported by guaranties of Holdings. For purposes of determining the Applicable Margin as provided herein, if such ratings differ (i) by one rating, the higher rating will apply, (ii) by two ratings, the rating which falls between the two ratings will apply, or (iii) by more than two ratings the rating that is one level above the lower of the two ratings will apply. If only one such rating is issued by S&P or Moody’s, such rating will apply. The Borrower shall give written notice to the Administrative Agent of any changes to such ratings, within three (3) Business Days thereof, and any change to the Applicable Margin shall be effective on the date of the relevant change. Notwithstanding the foregoing, if the Borrower shall at any time fail to have in effect at least one such rating on the Borrower’s such non-credit enhanced senior unsecured long-term debt, the Borrower shall seek and obtain (if not already in effect), within thirty (30) days after such rating first ceases to be in effect, a corporate credit rating or a bank loan rating from Moody’s and/or S&P (or if neither Moody’s nor S&P issues such types of ratings or ratings comparable thereto, from another nationally recognized rating agency approved by each of the Borrower and the Administrative Agent), and the Applicable Margin in effect prior to the issuance of such corporate credit rating or bank loan rating shall be the same as the Applicable Margin, as the case may be, in effect at the time such senior unsecured long-term debt rating ceases to be in effect.

“Currency Rate Protection Agreement” means any foreign currency exchange and future agreements, arrangements and options designed to protect against fluctuations in currency exchange rates.

“Default” means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

“Dollar” and “U.S. Dollar” and the sign “$” mean lawful money of the United States of America.

“Dollar Equivalent” and “U.S. Dollar Equivalent” mean, on any date of determination, (i) with respect to any amount in Dollars, such amount, and (ii) with respect to any amount in any currency other

5

than U.S. Dollars, the equivalent in Dollars of such amount, determined by the Administrative Agent on any such date using the rate at which such currency may be exchanged into Dollars as set forth at approximately 11:00 a.m. on such day on the applicable page of the Bloomberg Service reporting the exchange rate for such currency into Dollars. In the event such exchange rate does not appear on the applicable page of such service, such exchange rate shall be determined by reference to such other publicly available services for displaying currency exchange rates as may be agreed upon by the Administrative Agent and the Borrower, or, in the absence of such agreement, such exchange rate shall instead be determined by the Administrative Agent based on current market spot rates; provided if at the time of any such determination, for any reason, no such spot rates are being quoted, the Administrative Agent, after consultation with the Borrower, may use any reasonable method it deems appropriate to determine such exchange rate, and such determination shall be conclusive absent manifest error.

“Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is or was sponsored, maintained or contributed to by, or required to be contributed to by, the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates.

“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating to any Environmental Law (“Claims”) or any permit issued under any Environmental Law, including, without limitation, (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to the environment.

“Environmental Law” means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect, including any judicial or administrative order, consent, decree or judgment, relating to the environment.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor thereto.

“ERISA Affiliate” means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of the Borrower or any other Member of the Consolidated Group shall continue to be considered an ERISA Affiliate of the Borrower or any such other Member of the Consolidated Group within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of the Borrower or such other Member of the Consolidated Group and with respect to liabilities arising after such period for which the Borrower or such other Member of the Consolidated Group could be liable under the Code or ERISA.

“ERISA Event” means (i) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required

6

installment under Section 430(j) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on the Borrower or any other Member of the Consolidated Group of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against the Borrower or any other Member of the Consolidated Group or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the U.S. Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Code; or (xi) the imposition of a Lien pursuant to Section 430(k) of the Code or pursuant to ERISA with respect to any Pension Plan.

“Eurodollar”, when used in reference to any Term Loan or Borrowing, means such Term Loan, or the Term Loans comprising such Borrowing, shall bear interest at a rate determined by reference to Adjusted LIBOR and the Applicable Margin for Eurodollar Borrowings.

“Eurodollar Borrowing” means a Borrowing of Eurodollar Loans made pursuant to a Borrowing Request as provided in Section 2.3(a) or continued as Eurodollar Loans or converted to Eurodollar Loans from Base Rate Loans pursuant to Section 2.4(a).

“Eurodollar Loan” means a Term Loan bearing interest before maturity at the rate specified in Section 2.7(b).

“Event of Default” means any of the events or circumstances specified in Section 7.1.

“Facility Increase Expiration Date” means March 13, 2009.

“Facility Increase Funding Date” means the date (which must be a Business Day) requested by the Borrower and agreed by the Administrative Agent as the funding date for any additional Term Loans pursuant to Section 2.13, or such other Business Day prior to the Facility Increase Expiration Date as may be agreed by the Borrower and the Administrative Agent.

7

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“First Amendment Effective Date” has the meaning ascribed to such term in the Amendment Agreement.

“Foreign Plan” means any pension, profit sharing, deferred compensation, or other employee benefit plan, program or arrangement maintained by the Borrower or, after the Redomestication Effective Date, Holdings, or any foreign Subsidiary of the Borrower or Holdings which, under applicable local law, is required to be funded through a trust or other funding vehicle, but shall not include any benefit provided by a foreign government or its agencies.

“GAAP” means generally accepted accounting principles from time to time in effect as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board or in such other statements, opinions and pronouncements by such other entity as may be approved by a significant segment of the U.S. accounting profession, including, as applicable, the International Financial Reporting Standards.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“GSF” means GlobalSantaFe Corporation, a Cayman Islands company that was the subject of the GSF Merger with GSF Merger Sub pursuant to the GSF Merger Agreement.

“GSF Merger” means the merger (by way of a scheme of arrangement qualifying as an amalgamation under the Companies Law of the Cayman Islands) of GSF with GSF Merger Sub pursuant to the GSF Merger Agreement.

“GSF Merger Agreement” means that certain Agreement and Plan of Merger dated as of July 21, 2007 among the Borrower, GSF, and GSF Merger Sub, including all schedules, exhibits and annexes thereto.

“GSF Merger Sub” means Transocean Worldwide Inc., a Cayman Islands company wholly owned by the Borrower.

“Guarantor” means (i) any Subsidiary of the Borrower required to execute and deliver a Subsidiary Guaranty hereunder as provided in Section 6.12(j), in each case unless and until the relevant Subsidiary Guaranty is terminated as provided in Section 6.12(j), and (ii) on and after the Redomestication Effective Date, Holdings.

“Guaranty” by any Person means all contractual obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business) of such Person guaranteeing any Indebtedness of any other Person (the

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“primary obligor”) in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or to purchase any property or assets constituting security therefor, primarily for the purpose of assuring the owner of such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness; or (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness, or (y) to maintain working capital or other balance sheet condition, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness, in each case primarily for the purpose of assuring the owner of such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness; or (iii) to lease property, or to purchase securities or other property or services, of the primary obligor, primarily for the purpose of assuring the owner of such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness; or (iv) otherwise to assure the owner of such Indebtedness of the primary obligor against loss in respect thereof. For the purpose of all computations made under this Agreement, the amount of a Guaranty in respect of any Indebtedness shall be deemed to be equal to the amount that would apply if such Indebtedness was the direct obligation of such Person rather than the primary obligor or, if less, the maximum aggregate potential liability of such Person under the terms of the Guaranty.

“Hazardous Material” has the meaning ascribed to such term in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Acts of 1986, and shall also include petroleum, including crude oil or any fraction thereof, or any other substance defined as “hazardous” or “toxic” or words with similar meaning and effect under any Environmental Law applicable to the Borrower or other Members of the Consolidated Group.

“Highest Lawful Rate” means the maximum nonusurious interest rate, if any, that any time or from time to time may be contracted for, taken, reserved, charged or received on any Loans, under laws applicable to any of the Lenders which are presently in effect or, to the extent allowed by applicable law, under such laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow. Determination of the rate of interest for the purpose of determining whether any Loans are usurious under all applicable laws shall be made by amortizing, prorating, allocating, and spreading, in equal parts during the period of the full stated term of the Loans, all interest at any time contracted for, taken, reserved, charged or received from the Borrower in connection with the Loans.

“Holdings” means Transocean Ltd., a Swiss corporation registered in Zug, Switzerland and, upon consummation of the Redomestication Transactions, the sole shareholder of the Borrower.

“Holdings Guaranty” means the Guaranty executed and delivered by Holdings pursuant to Section 6.19 guaranteeing all Loans and other Obligations of the Borrower owing at any time under this Agreement or any other Credit Document.

“Indebtedness” means, for any Person, the following obligations of such Person, without duplication: (i) obligations of such Person for borrowed money; (ii) obligations of such Person representing the deferred purchase price of property or services other than accounts payable and accrued liabilities arising in the ordinary course of business and other than amounts which are being contested in good faith and for which reserves in conformity with GAAP have been provided; (iii) obligations of such Person evidenced by bonds, notes, bankers acceptances, debentures or other similar instruments of such Person, or obligations of such Person arising, whether absolute or contingent, out of letters of credit issued for such Person’s account or pursuant to such Person’s application securing Indebtedness; (iv) obligations of other Persons, whether or not assumed, secured by Liens (other than Permitted Liens) upon property or payable out of the proceeds or production from property now or hereafter owned or acquired

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by such Person, but only to the extent of such property’s fair market value; (v) Capitalized Lease Obligations of such Person; (vi) obligations under Interest Rate Protection Agreements and Currency Rate Protection Agreements; and (vii) obligations of such Person pursuant to a Guaranty of any of the foregoing obligations of another Person; provided, however, Indebtedness shall exclude Non-recourse Debt and any Indebtedness attributable to the mark-to-market treatment of obligations of the type described in clause (vi) in the definition of Indebtedness and any actual fair value adjustment arising from any Interest Rate Protection Agreements and Currency Rate Protection Agreements that have been cancelled or otherwise terminated before their scheduled expiration, in each case in respect of Interest Rate Protection Agreements and Currency Rate Protection Agreements entered into in the ordinary course of business and not for investment or speculative purposes. For purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture to the extent such Indebtedness is recourse to such Person.

“Initial Effective Date” means March 13, 2008.

“Indentures” means, collectively (i) the Indenture dated as of December 11, 2007, between the Borrower and Wells Fargo Bank, National Association, Trustee, together with the First Supplemental Indenture and Second Supplemental Indenture thereto, each dated as of December 11, 2007, (ii) the Indenture dated as of February 1, 2003 between GlobalSantaFe Corporation and Wilmington Trust Company, Trustee, together with the First Supplemental Indenture thereto dated as of November 27, 2007, (iii) the Indenture dated as of September 1, 1997, between Global Marine Inc. and Wilmington Trust Company, Trustee, together with the First Supplemental Indenture thereto dated as of June 23, 2000, and Second Supplemental Indenture thereto dated as of November 20, 2001, and (iv) the Indenture dated as of April 15, 1997, between Transocean Offshore Inc. and Texas Commerce Bank National Association, Trustee, together with the First Supplemental Indenture thereto dated as of April 15, 1997, the Second Supplemental Indenture thereto dated as of May 14, 1997, the Third Supplemental Indenture thereto dated as of May 24, 2000, and the Fourth Supplemental Indenture thereto dated as of May 11, 2001, in each case with all other supplemental indentures, amendments and modifications thereto, and all notes and debentures issued pursuant to the provisions thereof.

“Interest Payment Date” means (a) with respect to any Base Rate Loan, the last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Eurodollar Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Eurodollar Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or if available from each Lender making a Term Loan as part of such Borrowing, any other period), in each case as the Borrower may elect. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interest Rate Protection Agreement” means any interest rate swap, interest rate cap, interest rate collar, or other interest rate hedging agreement or arrangement designed to protect against fluctuations in interest rates.

“Joinder Agreement” means an agreement in substantially the form of Exhibit 2.13 signed by the Borrower, by each Additional Lender, and by each other Lender whose Commitment is to be increased

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pursuant to Section 2.13, setting forth the new Commitments of such Lenders and setting forth the agreement of each Additional Lender to become a party to this Agreement and to be bound by all the terms and provisions hereof.

“Joint-Lead Arrangers” means, collectively, Citigroup Global Markets, Inc., Calyon New York Branch, and J.P. Morgan Securities Inc., acting in their capacities as joint lead arrangers for the credit facility described in this Agreement; provided, however, that no such Joint Lead Arrangers shall have any duties, responsibilities, or obligations hereunder in such capacity.

“Lender” is defined in the preamble.

“Lending Office” means the “Lending Office” of such Lender (or an Affiliate of such Lender) designated for each Type of Term Loan in the Administrative Questionnaire submitted by such Lender or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Term Loans of such Type are to be made and maintained.

“Leverage Ratio” means, at any date of determination, the ratio of (a) (i) Consolidated Indebtedness of the Consolidated Group as at the end of the then most recently ended fiscal quarter of the Borrower minus (ii) the aggregate amount as of such date of unrestricted cash on which no Lien or restriction whatsoever exists (other than usual and customary rights of set-off for deposit account fees and expenses required by financial institutions where such cash is deposited) and cash deposited in restricted accounts that require the payee of such Indebtedness to consent to withdrawal thereof and earmarked for amortization of such Indebtedness (other than the portion thereof payable against interest) to (b) Consolidated EBITDA for the then most recently ended fiscal quarter of the Borrower and the immediately preceding three fiscal quarters.

“LIBOR Rate” means, for any Interest Period for each Eurodollar Loan, an interest rate per annum equal to the rate per annum appearing on Reuters BBA Libor Rates Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period or, if for any reason such rate is not available, the average (rounded to the nearest 1/100 of 1% per annum) of the rate per annum at which deposits in U.S. Dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank’s Eurodollar Loan comprising part of such Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period.

“Lien” means any interest in any property or asset in favor of a Person other than the owner of such property or asset and securing an obligation owed to, or a claim by, such Person, whether such interest is based on the common law, statute or contract, including, but not limited to, the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale, security agreement or trust receipt, or a lease, consignment or bailment for security purposes.

“Loan” means (i) a Base Rate Loan or (ii) a Eurodollar Loan, as the case may be, and “Loans” means two or more of any such Loans.

“Loan Party” means each of (i) the Borrower, (ii) upon consummation of the Redomestication Transactions, Holdings, and (iii) any Subsidiary that has executed and delivered a Subsidiary Guaranty as provided in Section 6.12(j), in each case unless and until the relevant Subsidiary Guaranty is terminated as provided in Section 6.12(j).

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“Material Adverse Effect” means a material adverse effect on (i) the business, assets, operations or condition of the Borrower and its Subsidiaries taken as a whole, or (ii) the Borrower’s ability to perform any of its payment obligations under this Agreement or the Notes.

“Maturity Date” means the earlier of (i) the Scheduled Maturity Date, and (ii) the date on which the Term Loans have become due and payable pursuant to Section 7.2 or 7.3.

“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Multiemployer Plan” means any Employee Benefit Plan that is a “multiemployer plan” as defined in Section 3(37) of ERISA

“Non-recourse Debt” means with respect to any Person (i) obligations of such Person against which the obligee has no recourse to such Person except as to certain named or described present or future assets or interests of such Person, and (ii) the obligations of SPVs to the extent the obligee thereof has no recourse to the Borrower or any other Member of the Consolidated Group, except as to certain specified present or future assets or interests of SPVs.

“Note” means any of the promissory notes of the Borrower defined in Section 2.9(e).

“Obligations” means all obligations of the Borrower to pay fees, costs and expenses hereunder, to pay principal or interest on the Term Loans and to pay any other obligations to the Administrative Agent or any Lender arising under any Credit Document.

“Other Agents” means, collectively, the Co-Syndication Agents and the Co-Documentation Agents.

“Pacific Drilling Debt” means the Indebtedness incurred to finance up to 50% of the construction and mobilization costs of two drillships under construction in Korea to be owned by the Pacific Drilling joint venture, as more particularly described on Schedule 5.15.

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, signed into law October 26, 2001, as amended from time to time.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, that is subject to Section 412 of the Code or Section 302 of ERISA.

“Percentage” means, for each Lender, the percentage of the Aggregate Commitment Amount represented by such Lender’s Commitment; provided, that, if the Commitments have been funded, each Lender’s Percentage shall be calculated based on such Lender’s pro rata share of the total Term Loans then outstanding or, if no Term Loans are then outstanding, based on such Lender’s pro rata share of the total Term Loans that were outstanding immediately prior to the final payment thereof, subject to any assignments by such Lender of Obligations pursuant to Section 10.10.

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“Performance Guaranties” means all Guaranties of the Borrower or any other Member of the Consolidated Group delivered in connection with the construction financing of drill ships, offshore mobile drilling units or offshore drilling rigs for which firm drilling contracts have been obtained by the Borrower, any other Member of the Consolidated Group or a SPV.

“Performance Letters of Credit” means all letters of credit for the account of the Borrower, any other Member of the Consolidated Group or a SPV issued as support for Non-recourse Debt or a Performance Guaranty.

“Permitted Business” has the meaning ascribed to such term in Section 6.8.

“Permitted Jurisdiction” means any of the Cayman Islands or the United States or any State thereof (including the District of Columbia).

“Permitted Liens” means the Liens permitted as described in Section 6.11.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or any agency or political subdivision thereof.

“Petrobras Lease” means the 20-year lease financing between a subsidiary of the Borrower and subsidiaries of Petroleo Brasileiro S.A. and Mitsui & Co., Ltd. for a new ultra-deepwater drillship (Petrobras 10000), as more particularly described on Schedule 5.15.

“Plan” means an employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that is either (i) maintained by the Borrower or any other Member of the Consolidated Group, or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any other Member of the Consolidated Group is then making or accruing an obligation to make contributions or has within the preceding five (5) plan years made or had an obligation to make contributions.

“Prime Rate” means the fluctuating commercial loan rate announced by the Administrative Agent from time to time at its New York office (or other corresponding office, in the case of any successor Administrative Agent) as its prime rate or base rate for U.S. dollar loans in the United States of America in effect on such day (which prime rate or base rate as so announced may not be the lowest rate charged by the Administrative Agent on such loans to any of its customers), with any change in such prime rate or base rate resulting from a change in such announced rate to be effective on the date of the relevant change.

“Redomestication Effective Date” means the first date on which all of the Redomestication Transactions shall have been consummated and become effective pursuant to the terms of the Redomestication Merger Agreement and the Redomestication Schemes of Arrangement.

“Redomestication Merger Agreement” means the Agreement and Plan of Merger dated as of October 9, 2008 among the Borrower, Transocean-Acquisition and Holdings, as amended provided such amendment is not adverse to the interests of the Lenders in any material respects.

“Redomestication Schemes of Arrangement” means the schemes of arrangement under Cayman Islands law pursuant to which the Borrower shall merge with Transocean-Acquisition, with the Borrower being the surviving company in such merger, and the Borrower’s ordinary shares shall be exchanged for registered shares of Holdings.

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“Redomestication Transactions” means the transactions pursuant to which, among other things (i) the Borrower shall organize or cause to be organized (x) Holdings as a direct wholly owned subsidiary of the Borrower, and (y) Transocean-Acquisition, as a direct wholly owned subsidiary of Holdings, (ii) the Borrower shall merge with Transocean-Acquisition, pursuant to the Redomestication Merger Agreement and by way of the Redomestication Schemes of Arrangement as provided in such Redomestication Merger Agreement, with the Borrower being the surviving company in such merger and the direct wholly owned subsidiary of Holdings, and (iii) Holdings shall issue, pursuant to the Redomestication Merger Agreement, one registered share of Holdings in exchange for each ordinary share of the Borrower issued and outstanding immediately prior to such merger.

“Reference Banks” means Citibank, N.A. and JPMorgan Chase Bank, N.A., or if any such Lender assigns all of its Commitment and the Term Loans owing to it in accordance with Section 10.10, such other Lender as may be designated by the Administrative Agent and approved by the Borrower (such approval not to be unreasonably withheld).

“Required Lenders” means, Lenders having Term Credit Exposures representing more than 50% of the sum of the total Term Credit Exposures for all Lenders at such time.

“Revolving Credit Agreements” means the Five-Year Revolving Credit Agreement dated as of November 27, 2007 and the 364-Day Revolving Credit Agreement dated as of December 3, 2007, in each case among the Borrower, the lenders that are parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, and in each case as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Sale-Leaseback Transaction” means any arrangement whereby the Borrower or any other Member of the Consolidated Group shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease property that it intends to use for substantially the same purpose or purposes as the property sold or transferred; provided, however, Sale-Leaseback Transaction shall exclude any transaction between Members of the Consolidated Group.

“S&P” means Standard & Poor’s Ratings Group or any successor thereto.

“Scheduled Maturity Date” means March 13, 2010.

“Significant Subsidiary” has the meaning ascribed to it under Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended.

“Solvent” when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated,

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unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

“SPV” means any Person (excluding the Borrower and Holdings) that is designated by the Borrower as a SPV, provided that the Borrower shall not designate as a SPV any Subsidiary that owns, directly or indirectly, any other Subsidiary that has total assets (including assets of any Subsidiaries of such other Subsidiary, but excluding any assets that would be eliminated in consolidation with the Borrower and its Subsidiaries) which equates to at least five percent (5%) of the Consolidated Group’s Total Assets, or that had net income (including net income of any Subsidiaries of such other Subsidiary, all before discontinued operations and income or loss resulting from extraordinary items, but excluding revenues and expenses that would be eliminated in consolidation with the Consolidated Group and excluding any loss or gain resulting from the early extinguishment of Indebtedness) during the most recently completed fiscal year of the Borrower, or, after the Redomestication Effective Date, Holdings, in excess of the greater of (i) $1,000,000, and (ii) fifteen percent (15%) of the net income (before discontinued operations and income or loss resulting from extraordinary items and excluding any loss or gain resulting from the early extinguishment of Indebtedness) for the Consolidated Group, all as determined on a consolidated basis in accordance with GAAP during such fiscal year of the Borrower, or, after the Redomestication Effective Date, Holdings. The Borrower may elect to treat any Subsidiary as a SPV (provided such Subsidiary would otherwise qualify as such), and may rescind any such prior election, by giving written notice thereof to the Administrative Agent specifying the name of such Subsidiary or SPV, as the case may be, and the effective date of such election, which shall be a date within sixty (60) days after the date such notice is given. The election to treat a particular Person as a SPV may only be made once.

“Statutory Reserve Rate” means, with respect to any currency, the aggregate of the maximum reserve, liquid asset or similar percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by any Governmental Authority of the United States or of the jurisdiction of such currency or any jurisdiction in which Loans in such currency are made to which banks in such jurisdiction are subject for any category of deposits or liabilities customarily used to fund loans in such currency or by reference to which interest rates applicable to loans in such currency are determined. Such reserve, liquid asset or similar percentages shall include those imposed pursuant to Regulation D of the Board of Governors of the Federal Reserve System. Eurodollar Loans shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any other applicable law, rule or regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Sub-Agent” means any affiliate or correspondent bank of the Administrative Agent designated by it to perform any duties or responsibilities of the Administrative Agent under this Agreement and the other Credit Documents.

“Subsequent Redomestication Transactions” means transactions that (i) are permitted pursuant to Section 6.10(a) and (b), (ii) effect a redomestication of Holdings or the Borrower in a Permitted Jurisdiction, and (iii) do not result in ownership of the voting shares of the surviving redomesticated company in such transactions that would otherwise have constituted an Event of Default pursuant to Section 7.1(j) as a result of a corresponding change in share ownership of Holdings.

“Subsidiary” means, for any Person, any other Person (other than, except in the context of Section 6.6(a), a SPV) of which more than fifty percent (50%) of the outstanding stock or comparable equity

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interests having ordinary voting power for the election of the board of directors of such corporation, any managers of such limited liability company or similar governing body (irrespective of whether or not at the time stock or other equity interests of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency), is at the time directly or indirectly owned by such former Person or by one or more of its Subsidiaries. Upon consummation of the Redomestication Transactions, the Borrower and all Subsidiaries of the Borrower immediately prior to such consummation shall become Subsidiaries of Holdings.

“Subsidiary Debt Basket Amount” has the meaning ascribed to such term in Section 6.12(i).

“Subsidiary Guaranty” means any Guaranty of any Subsidiary delivered pursuant to Section 6.12(j).

“Taxes” has the meaning ascribed to such term in Section 5.10.

“Term Credit Exposure” means with respect to any Lender at any time, the sum of (i) such Lender’s applicable Percentage of the principal amounts of all outstanding Term Loans, and (ii) any remaining unfunded portion of such Lender’s Commitment in effect at such time.

“Term Loan” has the meaning ascribed to such term in Section 2.1.

“Total Assets” means, as of any date of determination, the aggregate book value of the assets of the Consolidated Group determined on a consolidated basis in accordance with GAAP as of such date.

“Total Tangible Capitalization” means, as of any date of determination, the sum of Consolidated Indebtedness plus Consolidated Tangible Net Worth as of such date.

“Transocean-Acquisition” means Transocean Cayman Ltd., a Cayman Islands company formed prior to consummation of the Redomestication Transactions as a direct wholly owned Subsidiary of Holdings and which, upon consummation of the Redomestication Transactions, shall be merged with the Borrower as provided in the Redomestication Merger Agreement and the Redomestication Schemes of Arrangement, with the Borrower being the surviving company in such merger.

“Type”, when used in reference to any Term Loan or Borrowing, refers to whether the rate of interest on such Term Loan, or on the Term Loans comprising such Borrowing, is determined by reference to Adjusted LIBOR or the Alternate Base Rate.

“Unfunded Vested Liabilities” means, for any Plan at any time, the amount (if any) by which the present value of all vested nonforfeitable accrued benefits under such Plan (determined on the basis of the actuarial assumptions specified for funding purposes in the most recent actuarial valuation for such Plan) exceeds the fair market value of all Plan assets allocable to such benefits, determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of the Borrower or any other Member of the Consolidated Group to the PBGC or such Plan.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

Section 1.2 Time of Day. Unless otherwise expressly provided, all references to time of day in this Agreement and the other Credit Documents shall be references to New York, New York time.

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Section 1.3 Accounting Terms; GAAP. Except as otherwise expressly provided herein, and subject to the provisions of Section 10.18, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

ARTICLE 2 TERM CREDIT FACILITY.

Section 2.1 Term Commitments. Subject to the terms and conditions hereof, each Lender agrees to make available to Borrower on the Effective Date its pro rata share (based on its Percentage) of term loans in U.S. dollars (each a “Term Loan” and collectively the “Term Loans”) pursuant to a Borrowing Request submitted by the Borrower as provided in Section 2.3, provided that (i) the total amount of all Term Loans made pursuant to this Agreement shall not exceed the Aggregate Commitment Amount, and (ii) no Lender shall be required to make Term Loans pursuant to this Agreement in an aggregate amount exceeding its Commitment then in effect. Term Loans, once repaid, may not be reborrowed (except for a “deemed” reborrowing in connection with the funding of additional Term Loans as set forth in Section 2.13(e); provided that no additional Term Loans shall in fact be required to be made by any Lender under Section 2.13 except for any portion of the Additional Commitment Amount to which such Lender shall have agreed pursuant to Section 2.13). The obligations of each Lender hereunder shall be several and not joint.

Section 2.2 Types of Term Loans. Borrowings of Term Loans may be made and shall be outstanding as either Base Rate Loans or Eurodollar Loans, as selected by the Borrower pursuant to Section 2.3, 2.4, or 2.13, as the case may be.

Section 2.3 Procedure for Borrowing.

(a) Notice to the Administrative Agent. The Borrower shall give notice to the Administrative Agent by no later than (i) 12:00 P.M. at least three (3) Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing comprised of Eurodollar Loans, and (ii) 12:00 P.M. on the date the Borrower requests the Lenders to advance a Borrowing comprised of Base Rate Loans, in each case pursuant to a duly completed Borrowing Request substantially in the form of Exhibit 2.3 (each a “Borrowing Request”) executed on behalf of Borrower by two of its officers. Each such Borrowing Request shall be given by telephone or facsimile (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing) and shall specify (i) the amount and Type of Term Loans to comprise such Borrowing, (ii) the requested funding date for such Borrowing, which shall be a Business Day, and (iii) if such Borrowing is to be comprised of Eurodollar Loans, the initial Interest Period to be applicable to such Borrowing. The Borrower agrees that the Administrative Agent may rely on any such telephonic or facsimile notice given by any Person it in good faith believes is an authorized representative of the Borrower without the necessity of independent investigation and that, if any such notice by telephone conflicts with any written confirmation, such telephonic notice shall govern if the Administrative Agent has acted in reliance thereon.

(b) Notice to the Lenders. The Administrative Agent shall give prompt telephonic, telex or facsimile notice to each Lender of any notice received pursuant to this Section 2.3 relating to any Borrowing. The Administrative Agent shall give notice to the Borrower and each Lender by like means of the interest rate applicable to each Borrowing of Eurodollar Loans (but, if such notice is given by telephone, the Administrative Agent shall confirm such rate in writing) promptly after the Administrative Agent has made such determination.

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Section 2.4 Procedure for Continuation or Conversion of Term Loans.

(a) Notice of Continuation or Conversion of Outstanding Borrowings. The Borrower may from time to time elect to change or continue the Type of each Borrowing or a portion thereof (such portion to be in an amount not less than $5,000,000 and in an integral multiple of $1,000,000), as follows: (i) if such Borrowing is of Eurodollar Loans, the Borrower may continue part or all of such Borrowing as Eurodollar Loans for an Interest Period specified by the Borrower or convert part or all of such Borrowing into Base Rate Loans on the last day of the Interest Period applicable thereto, or the Borrower may earlier convert part or all of such Borrowing into Base Rate Loans so long as it pays the breakage fees and funding losses provided in Section 2.12; and (ii) if such Borrowing is of Base Rate Loans, the Borrower may convert all or part of such Borrowing into Eurodollar Loans for an Interest Period specified by the Borrower on any Business Day, in each case pursuant to notices of continuation or conversion as set forth below. The Borrower may select multiple Interest Periods for Borrowings comprised of Eurodollar Loans, provided that at no time shall the number of different Interest Periods for outstanding Borrowings comprised of Eurodollar Loans exceed ten (10) (it being understood for such purposes that (x) Interest Periods of the same duration, but commencing on different dates, shall be counted as different Interest Periods, and (y) all Interest Periods commencing on the same date and of the same duration shall be counted as one Interest Period regardless of the number of Borrowings or Term Loans involved). Notices of the continuation of such Eurodollar Loans for an additional Interest Period or of the conversion of part or all of such Eurodollar Loans into Base Rate Loans or of such Base Rate Loans into Eurodollar Loans must be given by no later than 12:00 P.M. at least three (3) Business Days before the date of the requested continuation or conversion.

(b) Manner of Notice. The Borrower shall give such notices concerning the continuation or conversion of a Borrowing pursuant to this Section 2.4 by telephone or facsimile (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing) pursuant to a Borrowing Request which shall specify the date of the requested continuation or conversion (which shall be a Business Day), the amount of the requested Borrowing to be continued or converted, the Type of Term Loans to comprise such continued or converted Borrowing and, if such Borrowing is to be comprised of Eurodollar Loans, the Interest Period applicable thereto. The Borrower agrees that the Administrative Agent may rely on any such telephonic or facsimile notice given by any Person it in good faith believes is an authorized representative of the Borrower without the necessity of independent investigation and that, if any such notice by telephone conflicts with any written confirmation, such telephonic notice shall govern if the Administrative Agent has acted in reliance thereon.

(c) Notice to the Lenders. The Administrative Agent shall give prompt telephonic, telex or facsimile notice to each Lender of any notice received pursuant to this Section 2.4 relating to a continuation or conversion of any Borrowing. The Administrative Agent shall give notice to the Borrower and each Lender by like means of the interest rate applicable to each Borrowing of Eurodollar Loans (but, if such notice is given by telephone, the Administrative Agent shall confirm such rate in writing) promptly after the Administrative Agent has made such determination.

(d) Borrower’s Failure to Notify. If the Borrower fails to give notice pursuant to this Section 2.4 of the continuation or conversion of any outstanding principal amount of a Borrowing comprised of Eurodollar Loans, and has not notified the Administrative Agent by 12:00 P.M. at least three (3) Business Days before the last day of the Interest Period for any Borrowing comprised of Eurodollar Loans that it intends to repay such Borrowing, the Borrower shall be deemed to have requested the continuation of such Borrowing as Eurodollar Loans with an Interest Period of one (1) month, so long as no Event of Default shall have occurred and be continuing or would occur as a result of such Borrowing but otherwise disregarding the conditions to Borrowings set forth in Section 4.2. Upon the occurrence and during the continuance of any Event of Default, and upon notice thereof from the Administrative Agent to the Borrower, all Eurodollar Loans will automatically, on the last day of the then existing respective Interest Periods therefor, convert into a Base Rate Loan.

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(e) Conversion. If the Borrower shall elect to convert any particular Borrowing pursuant to this Section 2.4 from one Type of Term Loan to the other Type only in part, then, from and after the date on which such conversion shall be effective, such particular Borrowing shall, for all purposes of this Agreement (including, without limitation, for purposes of subsequent application of this sentence) be deemed to instead constitute two Borrowings (each originally commencing on the same date as such particular Borrowing), one comprised of (subject to subsequent conversion in accordance with this Agreement) Eurodollar Loans in an aggregate principal amount equal to the portion of such Borrowing so elected by the Borrower to be comprised of Eurodollar Loans and the second comprised of (subject to subsequent conversion in accordance with this Agreement) Base Rate Loans in an aggregate principal amount equal to the portion of such particular Borrowing so elected by the Borrower to be comprised of Base Rate Loans. If the Borrower shall elect to have multiple Interest Periods apply to any such particular Borrowing comprised of Eurodollar Loans, then, from and after the date such multiple Interest Periods commence, such particular Borrowing shall, for all purposes of this Agreement (including, without limitation, for purposes of subsequent application of this sentence), be deemed to constitute a number of separate Borrowings (each originally commencing on the same date as such particular Borrowing) equal to the number of, and corresponding to, the different Interest Periods so selected, each such deemed separate Borrowing corresponding to a particular selected Interest Period comprised of (subject to subsequent conversion in accordance with this Agreement) Eurodollar Loans in an aggregate principal amount equal to the portion of such particular Borrowing so elected by the Borrower to have such Interest Period. This Section 2.4(e) shall be applied appropriately in the event that the Borrower shall make the elections described in the two preceding sentences at the same time with respect to the same particular Borrowing.

Section 2.5 Interest Periods. As provided in Sections 2.3 and 2.4, at the time of each request for a Borrowing of Term Loans, or for the continuation or conversion of any Borrowing of Term Loans, the Borrower shall select the Interest Period(s) to be applicable to such Term Loans from among the available options, subject to the limitations in Section 2.4; provided, however, that:

(i) the Borrower may not select an Interest Period that extends beyond the Scheduled Maturity Date;

(ii) whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall either be (i) extended to the next succeeding Business Day, or (ii) in the case of Eurodollar Loans only, reduced to the immediately preceding Business Day if the next succeeding Business Day is in the next calendar month; and

(iii) for purposes of determining an Interest Period, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, however, that if there is no such numerically corresponding day in the month in which an Interest Period is to end or if an Interest Period begins on the last Business Day of a calendar month, then in the case of Eurodollar Loans only, such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end.

Section 2.6 Funding of Term Loans.

(a) Disbursement of Term Loans. Not later than 12:00 P.M. with respect to Borrowings comprised of Eurodollar Loans, and 3:00 P.M. with respect to Borrowings comprised of Base Rate Loans, on the date of any requested advance of a new Borrowing of Term Loans, each Lender, subject to all other provisions hereof, shall make available for the account of its applicable Lending Office its portion of such Borrowing in funds immediately available for the benefit of the Administrative Agent in the

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applicable Administrative Agent’s Account and according to the payment instructions of the Administrative Agent. The Administrative Agent shall make the proceeds of each such Borrowing available in immediately available funds to the Borrower (or as directed in writing by the Borrower) on such date. Acceptance by the Borrower of any late amount shall not be deemed a waiver by the Borrower of any rights it may have against any Lender making funds available after the time prescribed above. No Lender shall be responsible to the Borrower for any failure by another Lender to fund its portion of a Borrowing, and no such failure by a Lender shall relieve any other Lender from its obligation, if any, to fund its portion of a Borrowing.

(b) Administrative Agent Reliance on Lender Funding. Unless the Administrative Agent shall have been notified by a Lender prior to the time at which such Lender is scheduled to make payment to the Administrative Agent of the funds comprising its portion of a Borrowing (which notice shall be effective upon receipt) that such Lender does not intend to make such payment, the Administrative Agent may assume that such Lender has made such payment when due and in reliance upon such assumption may (but shall not be required to) make available to the Borrower the portion of the Borrowing to be made by such Lender and, if any Lender has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, pay to the Administrative Agent the amount made available to the Borrower attributable to such Lender together with interest thereon for each day during the period commencing on the date such amount was made available to the Borrower and ending on (but excluding) the date such Lender pays such amount to the Administrative Agent at a rate per annum equal to the Administrative Agent’s cost of funds for such amount. If such amount is not received from such Lender by the Administrative Agent immediately upon demand, the Borrower will, on demand, repay to the Administrative Agent the portion of the Borrowing attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Borrowing, but the Borrower will in no event be liable to pay any amounts otherwise due pursuant to Section 2.12 in respect of such repayment. Nothing in this subsection shall be deemed to relieve any Lender from any obligation to fund any Term Loans hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

Section 2.7 Applicable Interest Rates.

(a) Base Rate Loans. Each Base Rate Loan shall bear interest (computed on the basis of a 365-day year or 366-day year, as the case may be, and actual days elapsed excluding the date of repayment) on the unpaid principal amount thereof from the date such Base Rate Loan is made until maturity (whether by acceleration or otherwise) or until conversion to a Eurodollar Loan, at a rate per annum equal to the lesser of (i) the Highest Lawful Rate, or (ii) the sum of the Alternate Base Rate plus the Applicable Margin for Base Rate Borrowings, in each case from time to time in effect. The Borrower agrees to pay such interest on each Interest Payment Date for such Base Rate Loan and at maturity (whether by acceleration or otherwise).

(b) Eurodollar Loans. Each Eurodollar Loan shall bear interest (computed on the basis of a 360-day year and actual days elapsed, excluding the date of repayment) on the unpaid principal amount thereof from the date such Eurodollar Loan is made until maturity (whether by acceleration or otherwise) or conversion to a Base Rate Loan, at a rate per annum equal to the lesser of (i) the Highest Lawful Rate, or (ii) the sum of Adjusted LIBOR plus the Applicable Margin for Eurodollar Borrowings, in each case from time to time in effect. The Borrower agrees to pay such interest on each Interest Payment Date for such Loan and at maturity (whether by acceleration or otherwise) or conversion to a Base Rate Loan.

(c) Rate Determinations. The Administrative Agent shall determine each interest rate applicable to the Term Loans hereunder insofar as such interest rate involves a determination of the Alternate Base Rate, Adjusted LIBOR or LIBOR Rate, or any applicable default rate pursuant to Section

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2.8, and such determination shall be conclusive and binding except in the case of the Administrative Agent’s manifest error or willful misconduct. The Administrative Agent shall promptly give notice to the Borrower and each Lender of each determination of Adjusted LIBOR with respect to each Eurodollar Loan.

Section 2.8 Default Rate. If any payment of principal on any Term Loan is not made when due after the expiration of the grace period therefor provided in Section 7.1(a) (whether by acceleration or otherwise), such Term Loan shall bear interest (computed on the basis of a year of 360, 365 or 366 days, as applicable, and actual days elapsed) after any such grace period expires until such principal then due is paid in full, which the Borrower agrees to pay on demand, at a rate per annum equal to:

(a) for any Base Rate Loan, the lesser of (i) the Highest Lawful Rate, or (ii) the sum of (x) two percent (2%) per annum, plus (y) the rate of interest in effect on such Base Rate Loan as otherwise provided in Section 2.7(a); and

(b) for any Eurodollar Loan, the lesser of (i) the Highest Lawful Rate, or (ii) the sum of (x) two percent (2%) per annum, plus (y) the rate of interest in effect on such Eurodollar Loan as otherwise provided in Section 2.7(b) at the time of such default until the end of the Interest Period for such Loan and, thereafter, at a rate per annum pursuant to this clause (y) equal to the rate of interest as otherwise provided in Section 2.7(a) (but not less than the rate in effect as provided in Section 2.7(a) at the time such payment was due).

It is the intention of the Administrative Agent and the Lenders to conform strictly to usury laws applicable to them. Accordingly, if the transactions contemplated hereby or any Term Loan or other Obligation would be usurious as to any of the Lenders under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement, the Notes or any other Credit Document), then, in that event, notwithstanding anything to the contrary in this Agreement, the Notes or any other Credit Document, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under laws applicable to such Lender that is contracted for, taken, reserved, charged or received by such Lender under this Agreement, the Notes or any other Credit Document or otherwise shall under no circumstances exceed the Highest Lawful Rate, and any excess shall be credited by such Lender on the principal amount of the Term Loans (or, if the principal amount of the Term Loans shall have been paid in full, refunded by such Lender to the Borrower); and (ii) in the event that the maturity of the Term Loans is accelerated by reason of an election of the holder or holders thereof resulting from any Event of Default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under laws applicable to such Lender may never include more than the Highest Lawful Rate, and excess interest, if any, provided for in this Agreement, the Notes, any other Credit Document or otherwise shall be automatically canceled by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Term Loans (or if the principal amount of the Term Loans shall have been paid in full, refunded by such Lender to the Borrower). To the extent that the Texas Finance Code, Chapters 302 and 303, are relevant to the Administrative Agent and the Lenders for the purpose of determining the Highest Lawful Rate, the Administrative Agent and the Lenders hereby elect to determine the applicable rate ceiling under such Chapter by the indicated (weekly) rate ceiling from time to time in effect, subject to their right subsequently to change such method in accordance with applicable law. In the event the Term Loans are paid in full by the Borrower prior to the full stated term of the Term Loans and the interest received from the actual period of the existence of the Term Loans exceeds the Highest Lawful Rate, the Lenders shall refund to the Borrower the amount of the excess or shall credit the amount of the excess against amounts owing under the Term Loans and none of the Administrative Agent or the Lenders shall be subject to any of the penalties provided by law for contracting for, taking, reserving, charging or receiving interest in excess of the Highest Lawful Rate.

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Section 2.9 Repayment of Term Loans; Evidence of Debt.

(a) Repayment of Term Loans. The Borrower hereby promises to pay to the Administrative Agent for the account of each Lender, on the Maturity Date, the unpaid amount of each Term Loan then outstanding.

(b) Record of Term Loans by Lenders. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Term Loan made by such Lender, including the amounts of principal and accrued interest payable and paid to such Lender from time to time hereunder.

(c) Record of Term Loans by Administrative Agent. The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Term Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or accrued interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) Evidence of Obligations. The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Term Loans in accordance with the terms of this Agreement.

(e) Notes. The Term Loans outstanding to the Borrower from each Lender shall, at the written request of such Lender, be evidenced by a promissory note of the Borrower payable to such Lender in the form of Exhibit 2.9 (each a “Note”). The Borrower agrees to execute and deliver to the Administrative Agent, for the benefit of each Lender requesting a Note as aforesaid, an original of each such Note, appropriately completed, to evidence the respective Term Loans made by such Lender hereunder, within ten (10) Business Days after the Borrower receives a written request therefor.

(f) Recording of Term Loans and Payments on Notes. Each holder of a Note shall record on its books and records or on a schedule to its Note (and prior to any transfer of its Notes shall endorse thereon or on schedules forming a part thereof appropriate notations to evidence) the amount of each Term Loan outstanding from it to the Borrower, all payments of principal and interest and the principal balance from time to time outstanding thereon, the type of such Term Loan and, if a Eurodollar Loan the Interest Period and interest rate applicable thereto. Such record, whether shown on the books and records of a holder of a Note or on a schedule to its Note, shall be prima facie evidence as to all such matters; provided, however, that the failure of any holder to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Term Loans outstanding to it hereunder together with accrued interest thereon. At the request of any holder of a Note and upon such holder tendering to the Borrower the Note to be replaced, the Borrower shall furnish a new Note to such holder to replace any outstanding Note and at such time the first notation appearing on the schedule on the reverse side of, or attached to, such new Note shall set forth the aggregate unpaid principal amount of all Term Loans, if any, then outstanding thereon.

Section 2.10 Optional Prepayments. The Borrower shall have the privilege of prepaying any Base Rate Loans without premium or penalty at any time in whole or at any time and from time to time in

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part (but, if in part, then in an amount which is equal to or greater than $5,000,000 and in an integral multiple of $1,000,000); provided, however, that the Borrower shall have given notice of such prepayment to the Administrative Agent no later than 12:00 P.M. on the date of such prepayment. The Borrower shall have the privilege of prepaying any Eurodollar Loans (a) without premium or penalty in whole or in part (but, if in part, then in an amount which is equal to or greater than $5,000,000 and in an integral multiple of $1,000,000) only on the last Business Day of an Interest Period for such Eurodollar Loan, and (b) at any other time without premium or penalty except for the breakage fees and funding losses that are required to be paid pursuant to Section 2.12; provided, however, that the Borrower shall have given notice of such prepayment to the Administrative Agent no later than 12:00 P.M. at least three (3) Business Days before the last Business Day of such Interest Period or the proposed prepayment date. Any such prepayments shall be made by the payment of the principal amount to be prepaid and accrued and unpaid interest thereon to the date of such prepayment. Unless otherwise specified in writing by the Borrower, optional prepayments shall be applied first, to the principal of the Term Loans and any interest accrued and unpaid on such principal amounts so prepaid, and second, to any other Obligations then outstanding.

Section 2.11 Mandatory Prepayments of Term Loans. In the event and on each occasion that the aggregate principal amount of outstanding Term Loans exceeds the Aggregate Commitment Amount then in effect, then the Borrower shall promptly prepay Term Loans in an aggregate amount sufficient to eliminate such excess. Immediately upon determining the need to make any such prepayment, the Borrower shall notify the Administrative Agent of such required prepayment and of the identity of the particular Term Loans being prepaid. If the Administrative Agent shall notify the Borrower that the Administrative Agent has determined that any prepayment is required under this Section 2.11, the Borrower shall make such prepayment no later than the second Business Day following such notice. Any mandatory prepayment of Term Loans pursuant hereto shall not be limited by the notice provision for prepayments set forth in Section 2.10. Each such prepayment shall be accompanied by a payment of all accrued and unpaid interest on the Term Loans prepaid and any applicable breakage fees and funding losses pursuant to Section 2.12.

Section 2.12 Breakage Fees. If any Lender incurs any loss, cost or expense (excluding loss of anticipated profits and other indirect or consequential damages) by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any Eurodollar Loan as a result of any of the following events other than any such occurrence as a result of a change of circumstance described in Sections 8.1 or 8.2:

(a) any payment, prepayment or conversion of any such Eurodollar Loan on a date other than the last day of its Interest Period (whether by acceleration, mandatory prepayment or otherwise);

(b) any failure to make a principal payment of any such Eurodollar Loan on the due date therefor; or

(c) any failure by the Borrower to borrow, continue or prepay, or convert to, any such Eurodollar Loan on the date specified in a notice given pursuant to Section 2.10 (other than by reason of a default of such Lender), then the Borrower shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense. If any Lender makes such a claim for compensation, it shall provide to the Borrower a certificate executed by an officer of such Lender setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) no later than ninety (90) days after the event giving rise to the claim for compensation, and the amounts shown on such certificate shall be prima facie evidence of such Lender’s entitlement

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thereto. Within ten (10) days of receipt of such certificate, the Borrower shall pay directly to such Lender such amount as will compensate such Lender for such loss, cost or expense as provided herein, unless such Lender has failed to timely give notice to the Borrower of such claim for compensation as provided herein, in which event the Borrower shall not have any obligation to pay such claim.

Section 2.13 Term Facility Increase; Additional Lenders.

(a) So long as no Event of Default has occurred and is continuing, the Borrower may, from time to time, but in any case at least forty-five (45) days prior to the Facility Increase Expiration Date, notify the Administrative Agent in writing of the Borrower’s request to increase the Aggregate Commitment Amount pursuant to this Section 2.13 for a total principal amount of additional Term Loans not to exceed $75,000,000 (the amount of any such increase, the “Additional Commitment Amount”), and the requested Facility Increase Funding Date (which shall be a Business Day prior to the Facility Increase Expiration Date) for the additional Term Loans in such Additional Commitment Amount. Any agreement by a Lender to increase its Commitment pursuant to such request shall be made in its sole discretion. No increase in the Aggregate Commitment Amount or additional Term Loans may be effected or requested pursuant to this Section 2.13 on any occasion for an amount less than $25,000,000.

(b) The Borrower may designate one or more banks or other financial institutions (which may be, but need not be, one or more of the existing Lenders) which at the time agree to, in the case of any such Person that is an existing Lender, increase its Commitment, and in the case of any other such Person (an “Additional Lender”), become a party to this Agreement; provided, however, that any bank or financial institution that is not an existing Lender must be approved by the Administrative Agent (which approval will not be unreasonably withheld or delayed). The sum of the increases in the Commitments of the existing Lenders pursuant to this subsection (b) plus the Commitments of the Additional Lenders shall not in the aggregate exceed the Additional Commitment Amount.

(c) An increase in the Aggregate Commitment Amount pursuant to this Section 2.13 shall become effective on the Facility Increase Funding Date for the related Borrowing upon the receipt by the Administrative Agent of a Joinder Agreement signed by the Borrower, by each Additional Lender, and by each other Lender whose Commitment is to be increased, together with such evidence of appropriate corporate authorization on the part of the Borrower with respect to the increase in the Commitments and the Borrowing of the additional Term Loans, and such opinions of counsel for the Borrower with respect to the increase in the Commitments and the Borrowing of the additional Term Loans, as the Administrative Agent may reasonably request.

(d) Upon the effectiveness of an increase in the Aggregate Commitment Amount pursuant to subsection (c) above, and the funding of the additional Term Loans, the respective Commitment amounts and Percentages of the Lenders set forth on the signature pages hereto shall automatically be deemed to be adjusted to take into account the Additional Commitment Amount and related funding of additional Term Loans.

(e) In order to obtain funding of the additional Term Loans on any Facility Increase Funding Date, the Borrower shall have given to the Administrative Agent a Borrowing Request for such Term Loans in the form required by Section 2.3 (and including any re-borrowings of existing Term Loans as provided in the last sentence of this subsection (e)), and shall have complied with the requirements and conditions set forth in Section 4.2. Each existing Lender that is increasing its Commitment and each Additional Lender shall make available to the Administrative Agent its portion of the additional Term Loans to be funded on such Facility Increase Funding Date in accordance with Section 2.6. On any Facility Increase Funding Date of any additional Term Loans pursuant to this Section 2.13 that are not pro

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rata among all existing Lenders, the Borrower shall be deemed to have repaid in their entirety on such Facility Increase Funding Date all existing outstanding Term Loans (and shall pay to the existing Lenders any breakage fees and funding losses that would be required to be paid pursuant to Section 2.12 in connection with such prepayment), and all such existing Term Loans shall be deemed to be re-borrowed, and all such additional Term Loans shall be deemed to be funded, pro rata in accordance with the applicable Percentages of the respective Lenders (including the Additional Lenders) after giving effect to the increase in the Aggregate Commitment Amount and funding of the additional Term Loans, and all such Term Loans shall be outstanding as Borrowings subject to Interest Periods commencing on such Facility Increase Funding Date as specified by the Borrower in its Borrowing Request pursuant to this Section 2.13.

ARTICLE 3 FEES AND PAYMENTS.

Section 3.1 Administrative Agent Fees. The Borrower shall pay to the Administrative Agent the administrative agency fees from time to time agreed to by the Borrower and the Administrative Agent.

Section 3.2 Place and Application of Payments.

(a) All payments of principal of and interest on the Term Loans and all fees and other amounts payable by the Borrower under the Credit Documents shall be made by the Borrower to the Administrative Agent without defense, setoff or counterclaim, free of any restriction or condition, for the benefit of the Lenders entitled to such payments, in immediately available funds on the due date thereof no later than 2:00 P.M. in the Administrative Agent’s Account or such other location as the Administrative Agent may designate in writing to the Borrower. Any payments received by the Administrative Agent from the Borrower after the time specified in the preceding sentence shall be deemed to have been received on the next Business Day. The Administrative Agent will, on the same day each payment is received or deemed to have been received in accordance with this Section 3.2, cause to be distributed like funds to each Lender owed an Obligation for which such payment was received, pro rata based on the respective amounts of such type of Obligation then owing to each Lender.

(b) If any payment received by the Administrative Agent under any Credit Document is insufficient to pay in full all amounts then due and payable to the Administrative Agent and the Lenders under the Credit Documents, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order set forth in Section 7.6. In calculating the amount of Obligations owing each Lender other than for principal and interest on Term Loans, the Administrative Agent shall only be required to include such other Obligations that Lenders have certified to the Administrative Agent in writing are due to such Lenders.

Section 3.3 Withholding Taxes.

(a) Payments Free of Withholding. Except as otherwise required by law and subject to Section 3.3(b), each payment by the Borrower or any other Loan Party to any Lender or Administrative Agent under this Agreement or any other Credit Document shall be made without withholding for or on account of any present or future taxes imposed by or within the jurisdiction in which the Borrower or such Loan Party is organized, any jurisdiction from which the Borrower or such Loan Party makes any payment, or (in each case) any political subdivision or taxing authority thereof or therein, excluding, in the case of each Lender and the Administrative Agent, the following taxes:

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(i) taxes imposed on, based upon, or measured by such Lender’s or the Administrative Agent’s net income or profits, and branch profits, franchise and similar taxes imposed on it;

(ii) taxes imposed on such Lender or the Administrative Agent as a result of a present or former connection between the taxing jurisdiction and such Lender or Administrative Agent, or any affiliate thereof, as the case may be, other than a connection resulting solely from the transactions contemplated by this Agreement;

(iii) taxes imposed as a result of the transfer by such Lender or the Administrative Agent of its interest in this Agreement or any other Credit Document or a designation by such Lender or the Administrative Agent (other than pursuant to Section 8.3(c)) of a new Lending Office (other than taxes imposed as a result of any change in treaty, law or regulation after such transfer of such Lender’s or the Administrative Agent’s interest in this Agreement or any other Credit Document or designation of a new Lending Office);

(iv) taxes imposed by the United States of America (or any political subdivision thereof or tax authority therein) upon a Lender or the Administrative Agent organized under the laws of a jurisdiction outside of the United States, except to the extent that such tax is imposed as a result of any change in applicable law, regulation or treaty (other than any addition of or change in any “anti-treaty shopping,” “limitation of benefits,” or similar provision applicable to a treaty) after the date hereof, in the case of each Lender or the Administrative Agent originally a party hereto or, in the case of any Purchasing Lender (as defined in Section 10.10) or the Administrative Agent, after the date on which it becomes a Lender or the Administrative Agent, as the case may be; or

(v) taxes which would not have been imposed but for (a) the failure of any Lender or the Administrative Agent, as the case may be, to provide (I) the applicable forms prescribed by the Internal Revenue Service, as required pursuant to Section 3.3(b), or (II) any other form, certification, documentation or proof which is reasonably requested by the Borrower, or (b) a determination by a taxing authority or a court of competent jurisdiction that a form, certification, documentation or other proof provided by such Lender or the Administrative Agent to establish an exemption from such tax, assessment or other governmental charge is false;

(all such present or future taxes, excluding only the taxes described in the preceding clauses (i) through (v), being hereinafter referred to as “Indemnified Taxes”). If any such withholding is so required, the Borrower or such other Loan Party shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender and the Administrative Agent is free and clear of such Indemnified Taxes (including Indemnified Taxes on such additional amount) and is equal to the amount that such Lender or the Administrative Agent (as the case may be) would have received had withholding of any Indemnified Tax not been made. If the Borrower or any other Loan Party pays any Indemnified Taxes, or any penalties or interest in connection therewith, it shall deliver official tax receipts evidencing the payment or certified copies thereof, or other evidence of payment if such tax receipts have not yet been received by the Borrower or such other Loan Party (with such tax receipts to be delivered within fifteen (15) days after being actually received), to the Lender or the Administrative Agent on whose account such withholding was made (with a copy to the Administrative Agent if not the recipient of the original) within fifteen (15) days of such payment. If the Administrative Agent or any Lender pays any Indemnified Taxes, or any penalties or interest in connection therewith, the Borrower shall reimburse the Administrative Agent or such Lender for the payment on demand in the currency in which such payment was made. Such Lender or the Administrative Agent shall make written demand on the Borrower for reimbursement hereunder no

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later than ninety (90) days after the earlier of (i) the date on which such Lender or the Administrative Agent makes payment of the Indemnified Taxes, penalties and interest, and (ii) the date on which the relevant taxing authority or other governmental authority makes written demand upon such Lender or the Administrative Agent for payment of the Indemnified Taxes, penalties and interest. Any such demand shall describe in reasonable detail such Indemnified Taxes, penalties or interest, including the amount thereof if then known to such Lender or the Administrative Agent, as the case may be. In the event that such Lender or the Administrative Agent fails to give the Borrower timely notice as provided herein, the Borrower shall not have any obligation to pay such claim for reimbursement.

(b) U.S. Withholding Tax Exemptions. Upon the written request of the Borrower or the Administrative Agent, each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent, promptly after such request, two duly completed and signed copies of either Form W-8BEN or any successor form (entitling such Lender to a complete exemption from withholding under the Code on all amounts to be received by such Lender, including fees, pursuant to the Credit Documents) or Form W-8ECI or any successor form (relating to all amounts to be received by such Lender, including fees, pursuant to the Credit Documents) of the United States Internal Revenue Service, and any other form of the United States Internal Revenue Service reasonably necessary to accomplish exemption from withholding obligations or to facilitate the Administrative Agent’s performance under this Agreement. Thereafter and from time to time, each such Lender shall submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be required under then-current United States law or regulations to avoid United States withholding taxes on payments in respect of all amounts to be received by such Lender, including fees, pursuant to the Credit Documents. Upon the request of the Borrower, each Lender that is a United States person shall submit to the Borrower a certificate to the effect that it is such a United States person and is exempt from information reporting under Section 6049 of the Code and backup withholding under Section 3406 of the Code.

(c) Inability of Lender to Submit Forms. If any Lender determines in good faith, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that (i) it is unable to submit to the Borrower or Administrative Agent any form or certificate that such Lender is obligated to submit pursuant to subsection (b) of this Section 3.3, (ii) it is required to withdraw or cancel any such form or certificate previously submitted, or (iii) any such form or certificate otherwise becomes ineffective or inaccurate, such Lender shall promptly notify the Borrower and Administrative Agent of such fact, and the Lender shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

(d) Refund of Taxes. If any Lender or the Administrative Agent becomes aware that it has received a refund of any Indemnified Tax or any tax referred to in Section 10.3 with respect to which the Borrower or any other Loan Party has paid any amount pursuant to this Section 3.3 or Section 10.3, such Lender or the Administrative Agent shall pay the amount of such refund (including any interest received with respect thereto) to the Borrower or such other Loan Party within fifteen (15) days after receipt thereof. A Lender or the Administrative Agent shall provide, at the sole cost and expense of the Borrower, such assistance as the Borrower may reasonably request in order to obtain such a refund; provided, however, that neither the Administrative Agent nor any Lender shall in any event be required to disclose any information to the Borrower or such other Loan Party with respect to the overall tax position of the Administrative Agent or such Lender.

(e) Swiss Withholding Taxes. Without limiting the foregoing provisions of this Section 3.3, the Borrower acknowledges and agrees that (i) all withholding taxes that may be levied or

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imposed pursuant to any existing or future laws or regulations of Switzerland or any political subdivision thereof in respect of any payments to be made by the Borrower or any other Loan Party at any time under the terms of this Agreement or any other Credit Document shall constitute Indemnified Taxes for all purposes hereof (but excluding such taxes as provided in clauses (i), (ii), (iii) or (v) of Section 3.3(a)), and (ii) if any such taxes are so levied or imposed, the Borrower or such other Loan Party shall make the withholding, pay the amount withheld to the appropriate Governmental Authority before penalties attach thereto or interest accrues thereon, and forthwith pay such additional amount to each Lender and the Administrative Agent, as applicable, as may be necessary to insure that the net amount actually received by each Lender and the Administrative Agent is free and clear of such Indemnified Taxes (including Indemnified Taxes on such additional amount) and is equal to the amount that such Lender or the Administrative Agent would have received had withholding of any such Indemnified Taxes not been made.

ARTICLE 4 CONDITIONS PRECEDENT.

Section 4.1 Initial Borrowing. This Agreement shall become effective, and the obligation of each Lender to advance the initial Term Loans hereunder shall only take effect, on the date (the “Effective Date”) on which each of the following conditions has been satisfied (or waived in accordance with Section 10.11):

(a) The Administrative Agent shall have received counterparts of this Agreement duly executed (including by facsimile or other electronic means) by all parties to this Agreement, together with the following, all in form and substance reasonably satisfactory to the Administrative Agent and in sufficient number of signed counterparts, where applicable, to provide one for each Lender:

(i) Certificates of Officers. Certificates of the Secretary or an Assistant Secretary of the Borrower containing specimen signatures of the persons authorized to execute Credit Documents on the Borrower’s behalf or any other documents provided for herein or therein, together with (x) copies of resolutions of the Board of Directors or other appropriate body of the Borrower authorizing the execution and delivery of the Credit Documents, (y) copies of the Borrower’s memorandum of association and articles of association and other publicly filed organizational documents in its jurisdiction of incorporation and bylaws and other governing documents, if any, and (z) copies of the Borrower’s certificate of incorporation and certificate of good standing from the appropriate governing agency of the Borrower’s jurisdiction of incorporation;

(ii) Regulatory Filings and Approvals. Copies of all necessary governmental and third party approvals, registrations, and filings in respect of the transactions contemplated by this Agreement;

(iii) Insurance Certificate. An insurance certificate dated not more than ten (10) Business Days prior to the Effective Date from the Borrower describing in reasonable detail the insurance maintained by the Borrower and its Subsidiaries as required by this Agreement;

(iv) Opinions of Counsel. The opinions of (x) Baker Botts LLP, New York counsel for the Borrower, in the form of Exhibit 4.1A, (y) Walter A. Baker, Associate General Counsel of the Borrower, in the form of Exhibit 4.1B, and (z) Walkers, Cayman Islands counsel for the Borrower, in the form of Exhibit 4.1C;

(v) Closing Certificate. Certificate of the President or a Vice President of the Borrower as to the satisfaction of all conditions set forth in this Section 4.1;

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(vi) Notes. Duly completed and executed Notes for each of the Lenders that has requested such Notes prior to the Effective Date as provided in Section 2.9(e); and

(vii) Borrowing Request. The Administrative Agent shall have received the Borrowing Request required by the first sentence of Section 2.3(a).

(b) Each of the representations and warranties of the Borrower and its Subsidiaries set forth herein and in the other Credit Documents shall be true and correct in all material respects as of the time of such Borrowing, except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date;

(c) No Default or Event of Default shall have occurred and be continuing; and

(d) Payment of all fees and all expenses incurred through the Effective Date then due and owing to the Administrative Agent, the Lenders, Citigroup Global Markets, Inc. and Calyon New York Branch, pursuant to this Agreement and as otherwise agreed in writing by the Borrower with respect to the transactions contemplated by this Agreement.

Section 4.2 Subsequent Borrowings. The obligation of any Lenders to make advances of any Term Loans pursuant to Section 2.13 is subject to satisfaction in each instance of the following conditions precedent:

(a) Notices. The Administrative Agent shall have received the Borrowing Request required by Section 2.13(e);

(b) Warranties True and Correct. Each of the representations and warranties of the Borrower and the other Loan Parties set forth herein shall be true and correct in all material respects as of the time of such Borrowing, except as a result of the transactions permitted hereunder, and except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date;

(c) No Default. No Default or Event of Default shall have occurred and be continuing or would occur as a result of any such Borrowing; and

(d) Regulations T, U and X. The Borrowing to be made by the Borrower shall not result in the Borrower or any Lender being in non-compliance with or in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

Each acceptance by the Borrower of an advance of any Term Loans shall be deemed to be a representation and warranty by the Borrower on the date of such acceptance, that all conditions precedent to such Borrowing set forth in Section 4.1 (with respect to the initial Borrowings hereunder) and in Section 4.2 (with respect to any Borrowing on any Facility Increase Funding Date) have, except to the extent waived in accordance with the terms hereof, been satisfied or fulfilled, unless the Borrower gives to the Administrative Agent and the Lenders written notice to the contrary, in which case none of the Lenders shall be required to fund such Term Loans unless the Required Lenders shall have previously waived in writing such non-compliance.

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ARTICLE 5 REPRESENTATIONS AND WARRANTIES.

The Borrower represents and warrants to each Lender and the Administrative Agent as follows:

Section 5.1 Corporate Organization. Each of the Borrower, Holdings (at all times on and after the Redomestication Effective Date), and each other material Member of the Consolidated Group: (i) is duly organized and existing in good standing under the laws of the jurisdiction of its organization; (ii) has all necessary organizational power and authority to own the property and assets it uses in its business and otherwise to carry on its present business; and (iii) is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified or to be in good standing, as the case may be, would not have a Material Adverse Effect.

Section 5.2 Power and Authority; Validity. Each of the Borrower and any other Loan Parties has the organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary company action to authorize the execution, delivery and performance of such Credit Documents. Each of the Borrower and any other Loan Parties has duly executed and delivered each Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of the Borrower or such Loan Party, as the case may be, enforceable against it in accordance with its terms, subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and equitable principles.

Section 5.3 No Violation. Neither the execution, delivery or performance by the Borrower or any other Loan Party of the Credit Documents to which it is a party nor compliance by it with the terms and provisions thereof, nor the consummation by it of the transactions contemplated herein or therein, will (i) contravene in any material respect any applicable provision of any law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any term, covenant, condition or other provision of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien other than any Permitted Lien upon any of the property or assets of the Borrower or any other Member of the Consolidated Group under, the terms of any material contractual obligation to which the Borrower or any other Member of the Consolidated Group is a party or by which they or any of their properties or assets are bound or to which they may be subject, or (iii) violate or conflict with any provision of the memorandum of association and articles of association, charter, articles or certificate of incorporation, partnership or limited liability company agreement, by-laws, or other applicable governance documents of the Borrower or any other Member of the Consolidated Group.

Section 5.4 Litigation. Except as may be described on Schedule 5.4, there are no actions, suits, proceedings or counterclaims (including, without limitation, derivative or injunctive actions) pending or, to the knowledge of the Borrower, threatened against the Borrower or any other Member of the Consolidated Group that are reasonably likely to have a Material Adverse Effect.

Section 5.5 Use of Proceeds; Margin Regulations.

(a) Use of Proceeds. The proceeds of the Term Loans shall be used solely for repayment and debt service on the Bridge Facility and payment of fees, costs and expenses incurred or payable by the Borrower pursuant to this Agreement, provided that, after repayment in full of the Bridge Facility and termination or expiration of the Bridge Credit Agreement, such proceeds may be used for general corporate purposes.

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(b) Margin Stock. Neither the Borrower nor any other Member of the Consolidated Group is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock. No proceeds of the Term Loans will be used for a purpose which violates Regulations T, U or X of the Board of Governors of the Federal Reserve System. After application of the proceeds of the Term Loans and any acquisitions permitted hereunder, less than 25% of the assets of each of the Borrower and the other Members of the Consolidated Group consists of “margin stock” (as defined in Regulation U of the Board of Governors of the Federal Reserve System).

Section 5.6 Investment Company Act . Neither the Borrower nor any other Member of the Consolidated Group is an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

Section 5.7 True and Complete Disclosure. All factual information (taken as a whole) furnished by the Borrower or any other Member of the Consolidated Group in writing to the Administrative Agent or any Lender in connection with any Credit Document or the Confidential Information Memorandum or any transaction contemplated therein did not, as of the date such information was furnished (or, if such information expressly related to a specific date, as of such specific date), contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (taken as a whole), in light of the circumstances under which such information was furnished, not misleading, except for such statements, if any, as have been updated, corrected, supplemented, superseded or modified pursuant to a written correction or supplement furnished to the Lenders prior to the date of this Agreement.

Section 5.8 Financial Statements. The financial statements heretofore delivered to the Lenders for the Borrower’s fiscal year ended December 31, 2007, have been prepared in accordance with GAAP applied on a basis consistent, except as otherwise noted therein, with the Borrower’s financial statements for the previous fiscal year. Such annual financial statements fairly present in all material respects on a consolidated basis the financial position of the Borrower as of the date thereof, and the results of operations for the fiscal year then ended. As of the Initial Effective Date, except as described on Schedule 5.8, the Borrower and its Subsidiaries, considered as a whole, had no material contingent liabilities or material Indebtedness required under GAAP to be disclosed in a consolidated balance sheet of the Borrower that were not included in the financial statements referred to in this Section 5.8 or disclosed in the notes thereto unless otherwise permitted under this Agreement.

Section 5.9 No Material Adverse Change. Except as may be described on Schedule 5.9, since December 31, 2007 there has occurred no event or effect with respect to the business, assets, operations or condition of the Borrower and its Subsidiaries, as reflected in its annual report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2007, that has had or could reasonably be expected to have a Material Adverse Effect.

Section 5.10 Taxes. The Borrower and all other Members of the Consolidated Group have filed all material tax returns required to be filed, whether in the United States or in any foreign jurisdiction, and have paid all governmental taxes, rates, assessments, fees, charges and levies (collectively, “Taxes”) shown to be due and payable on such returns or on any assessments made against the Borrower or such other Members of the Consolidated Group or any of their properties (other than any such assessments, fees, charges or levies that are not more than ninety (90) days past due, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings and for which reserves have been provided in conformity with GAAP, or which the failure to pay could not reasonably be expected to have a Material Adverse Effect).

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Section 5.11 Consents. On the Initial Effective Date and on any Facility Increase Funding Date, all material consents and approvals of, and filings and registrations with, and all other actions of, all governmental agencies, authorities or instrumentalities required to have been obtained or made by the Borrower in order to obtain the Term Loans hereunder on such date have been or will have been obtained or made and are or will be in full force and effect.

Section 5.12 Insurance. The Borrower, Holdings (on and after the Redomestication Effective Date), and all other material Members of the Consolidated Group maintain in effect, with responsible insurance companies, including captive insurance companies, or through self-insurance, insurance against any loss or damage to all insurable property and assets owned by it, which insurance is of a character and in or in excess of such amounts as are customarily maintained by companies similarly situated and operating like property or assets (subject to self-insured retentions and deductibles), and insurance with respect to employers’ and public and product liability risks (subject to self-insured retentions and deductibles).

Section 5.13 Intellectual Property. The Borrower and all other Members of the Consolidated Group own or hold valid licenses to use all the patents, trademarks, permits, service marks, and trade names that are necessary to the operation of the business of the Borrower and all other Members of the Consolidated Group as presently conducted, except where the failure to own, or hold valid licenses to use, such patents, trademarks, permits, service marks, and trade names could not reasonably be expected to have a Material Adverse Effect.

Section 5.14 Ownership of Property. The Borrower and all other Members of the Consolidated Group have good title to or a valid leasehold interest in all of their real property and good title to, or a valid leasehold interest in, all of their other property, subject to no Liens except Permitted Liens, except where the failure to have such title or leasehold interest in such property could not reasonably be expected to have a Material Adverse Effect.

Section 5.15 Existing Indebtedness. Schedule 5.15 contains a complete and accurate list of all Indebtedness outstanding as of the Initial Effective Date, with respect to the Borrower and its Subsidiaries, in each case in a principal amount of $30,000,000 (or, if denominated in a currency other than U.S. Dollars, the Dollar Equivalent of $30,000,000) or more (other than the Obligations hereunder and Indebtedness permitted by Section 6.12(b) through (j)) and permitted by Section 6.12(a), in each case showing the aggregate principal amount thereof, the name of the respective borrower and any other entity which directly or indirectly guaranteed such Indebtedness, and the scheduled payments of such Indebtedness.

Section 5.16 Existing Liens. Schedule 5.16 contains a complete and accurate list of all Liens outstanding as of the Initial Effective Date, with respect to the Borrower and its Subsidiaries where the Indebtedness or other obligations secured by such Lien is in a principal amount of $30,000,000 (or, if denominated in a currency other than U.S. Dollars, the Dollar Equivalent of $30,000,000) or more (other than the Liens permitted by Section 6.11(b) through (r)), and permitted by Section 6.11(a), in each case showing the name of the Person whose assets are subject to such Lien, the aggregate principal amount of the Indebtedness secured thereby, and a description of the Agreements or other instruments creating, granting, or otherwise giving rise to such Lien.

Section 5.17 Employee Benefit Plan. The Borrower, each other Member of the Consolidated Group and each of their respective ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the Code and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan except for any such non-compliance or non-performance which could not reasonably be

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expected to result in a Material Adverse Effect. No liability to the PBGC (other than required premium payments), the U.S. Internal Revenue Service, any Employee Benefit Plan or any trust established under Title IV of ERISA has been or is expected to be incurred by the Borrower or any other Member of the Consolidated Group or any of their ERISA Affiliates with respect to any Employee Benefit Plan, except for any such liability which could not reasonably be expected to result in a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur which could reasonably be expected to result in a Material Adverse Effect. No Plan has Unfunded Vested Liabilities which could reasonably be expected to result in a Material Adverse Effect. As of the most recent valuation date for each Multiemployer Plan, the potential liability of the Borrower, and the other Members of the Consolidated Group and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, could not reasonably be expected to result in a Material Adverse Effect. The Borrower and each other Member of the Consolidated Group and each of their ERISA Affiliates have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in material “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan, except for any such non-compliance which could not reasonably be expected to result in a Material Adverse Effect.

Section 5.18 OFAC. Neither the Borrower nor any other Member of the Consolidated Group (i) is a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order (a “Prohibited Person”), or (ii) will knowingly use any proceeds of the Loans, directly or indirectly, (a) to support activities in any country subject to a comprehensive sanctions program administered by the Office of Foreign Assets Control (“OFAC”) where such activities would be in violation of the sanctions program, or (b) to conduct business with a Prohibited Person or any individual or entity controlled by a Prohibited Person.

Section 5.19 Compliance with Certain Laws. The Borrower and each other Member of the Consolidated Group is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto as if such statute, regulations, legislation, or order applied in full to the Borrower and each other Member of the Consolidated Group, and (ii) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001) and its implementing regulations as if such statute and regulations applied in full to the Borrower and each other Member of the Consolidated Group. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

Section 5.20 Redomestication. At such time as the Redomestication Transactions shall be consummated, (i) the conditions to the consummation of the Redomestication Transactions as provided in the Redomestication Merger Agreement and Redomestication Schemes of Arrangement shall have been satisfied as of such time (other than any such conditions waived by the parties thereto where such waiver would not be adverse to the interests of the Lenders in any material respects), (ii) such Redomestication Transactions shall have been consummated in accordance with the terms of the Redomestication Merger Agreement and Redomestication Schemes of Arrangement and in compliance in all material respects with all applicable laws, regulations and governmental and judicial approvals (including, without limitation, the court orders sanctioning the Redomestication Transactions obtained from the Grand Court of the

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Cayman Islands), and (iii) such consummation of the Redomestication Transactions shall not have resulted in or caused to have occurred any Default or Event of Default, or any breach or default under the terms of the Indentures, the Revolving Credit Agreements, or any other indenture, credit or loan agreement, lease, or other financing agreement evidencing or governing any other Material Indebtedness, or other material contract or agreement of the Borrower or its Subsidiaries the breach or default of which could reasonably be expected to have a Material Adverse Effect.

Section 5.21 Solvency. Each Loan Party, after giving effect to the Redomestication Transactions, the Holdings Guaranty, any other Guaranties given by any Loan Parties in respect of this Agreement, the Revolving Credit Agreements, and the Indebtedness issued under the Indentures, will be, when taken together with their respective Subsidiaries, Solvent.

ARTICLE 6 COVENANTS.

Each of the Borrower and, on or after the Redomestication Effective Date, Holdings, covenants and agrees that, so long as any Term Loan, Note, or Commitment is outstanding hereunder, or any other Obligation is due and payable hereunder:

Section 6.1 Corporate Existence. Each of the Borrower, Holdings (on and after the Redomestication Effective Date), and all other material Members of the Consolidated Group will preserve and maintain its organizational existence, except (i) for the dissolution of any material Subsidiaries of the Borrower whose assets are transferred to the Borrower or any of its Subsidiaries, (ii) for mergers and other or other business combinations permitted under Section 6.10, and mergers or other business combinations of any Subsidiary of the Borrower with or into the Borrower or another Subsidiary of the Borrower, (iii) where the failure to preserve, renew or keep in full force and effect the existence of any Subsidiary of the Borrower could not reasonably be expected to have a Material Adverse Effect, or (iv) as otherwise expressly permitted in this Agreement.

Section 6.2 Maintenance. Each of the Borrower, Holdings (on and after the Redomestication Effective Date), and all other material Members of the Consolidated Group will maintain, preserve and keep its properties and equipment necessary to the proper conduct of its business in reasonably good repair, working order and condition (normal wear and tear excepted) and will from time to time make all reasonably necessary repairs, renewals, replacements, additions and betterments thereto so that at all times such properties and equipment are reasonably preserved and maintained, in each case with such exceptions as could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; provided, however, that nothing in this Section 6.2 shall prevent the Borrower, Holdings (on and after the Redomestication Effective Date), or any other material Members of the Consolidated Group from discontinuing the operation or maintenance of any such properties or equipment if such discontinuance is, in the judgment of the Borrower, Holdings (on and after the Redomestication Effective Date), or any other material Members of the Consolidated Group, as applicable, desirable in the conduct of its business.

Section 6.3 Taxes. Each of the Borrower and the other Members of the Consolidated Group will duly pay and discharge all Taxes upon or against it or its properties within ninety (90) days after becoming due or, if later, prior to the date on which penalties are imposed for such unpaid Taxes, unless and to the extent that (i) the same is being contested in good faith and by appropriate proceedings and reserves have been established in conformity with GAAP, or (ii) the failure to effect such payment or discharge could not reasonably be expected to have a Material Adverse Effect.

Section 6.4 ERISA. Each of the Borrower and the other Members of the Consolidated Group will timely pay and discharge all obligations and liabilities arising under ERISA or otherwise with respect

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to each Plan of a character which if unpaid or unperformed might result in the imposition of a material Lien against any properties or assets of the Borrower, Holdings (on or after the Redomestication Effective Date), or any other material Member of the Consolidated Group and will promptly notify the Administrative Agent upon an officer of the Borrower or Holdings (on or after the Redomestication Effective Date) becoming aware thereof, of (i) the occurrence of any reportable event (as defined in ERISA) relating to a Plan (other than a multi-employer plan, as defined in ERISA), so long as the event thereunder could reasonably be expected to have a Material Adverse Effect, other than any such event with respect to which the PBGC has waived notice by regulation; (ii) receipt of any notice from PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor; (iii) the intention of the Borrower or any other Member of the Consolidated Group to terminate or withdraw from any Plan if such termination or withdrawal would result in liability under Title IV of ERISA, unless such termination or withdrawal could not reasonably be expected to have a Material Adverse Effect; and (iv) the receipt by the Borrower or any other Members of the Consolidated Group of notice of the occurrence of any event that could reasonably be expected to result in the incurrence of any liability (other than for benefits), fine or penalty to the Borrower or any other Members of the Consolidated Group, or any plan amendment that could reasonably be expected to increase the contingent liability of the Borrower and any other Members of the Consolidated Group, taken as a whole, in either case in connection with any post-retirement benefit under a welfare plan (subject to ERISA), unless such event or amendment could not reasonably be expected to have a Material Adverse Effect. The Borrower will also promptly notify the Administrative Agent of (i) any material contributions to any Foreign Plan that have not been made by the required due date for such contribution if such default could reasonably be expected to have a Material Adverse Effect; (ii) any Foreign Plan that is not funded to the extent required by the law of the jurisdiction whose law governs such Foreign Plan based on the actuarial assumptions reasonably used at any time if such underfunding (together with any penalties likely to result) could reasonably be expected to have a Material Adverse Effect, and (iii) any material change anticipated to any Foreign Plan that could reasonably be expected to have a Material Adverse Effect.

Section 6.5 Insurance. Each of the Borrower, Holdings (on or after the Redomestication Effective Date), and all other material Members of the Consolidated Group will maintain or cause to be maintained, with responsible insurance companies, including captive insurance companies, or through self-insurance, insurance against any loss or damage to all insurable property and assets owned by it, such insurance to be of a character and in or in excess of such amounts as are customarily maintained by companies similarly situated and operating like property or assets (subject to self-insured retentions and deductibles) and will (subject to self-insured retentions and deductibles) maintain or cause to be maintained insurance with respect to employers’ and public and product liability risks.

Section 6.6 Financial Reports and Other Information.

(a) Periodic Financial Statements and Other Documents. The Borrower, the other Members of the Consolidated Group, and any SPVs will maintain a system of accounting in such manner as will enable preparation of financial statements in accordance with GAAP and will furnish to the Lenders and their respective authorized representatives such information about the business and financial condition of the Borrower, the other Members of the Consolidated Group and any SPVs as any Lender may reasonably request; and, without any request, will furnish to the Administrative Agent:

(i) not later than the earlier of (x) sixty (60) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower or, after the Redomestication Effective Date, Holdings, and (y) five (5) days after the date the Borrower or, after the Redomestication Effective Date, Holdings, is required to file with the SEC its report on Form 10-Q with respect to each of such fiscal quarters, the consolidated balance sheet of the Consolidated Group as at the end of such fiscal quarter and the related consolidated statements of income and retained earnings and of cash flows for such fiscal

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quarter and for the portion of the fiscal year ended with the last day of such fiscal quarter, all of which shall be in reasonable detail or in the form filed with the SEC, and certified by the chief financial officer of the Borrower or, after the Redomestication Effective Date, Holdings, that they fairly present the financial condition of the Consolidated Group as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated and that they have been prepared in accordance with GAAP, in each case, subject to normal year-end audit adjustments and the omission of any footnotes as permitted by the SEC (publicly filing the Borrower’s or, after the Redomestication Effective Date, Holdings’, Form 10-Q with the SEC in any event will satisfy the requirements of this subsection subject to Section 6.6(b) and shall be deemed furnished and delivered on the date such information has been posted on the SEC website accessible through http://www.sec.gov/edgar/searchedgar/webusers.htm or such successor webpage of the SEC thereto));

(ii) not later than the earlier of (x) one hundred twenty (120) days after the end of each fiscal year of the Borrower or, after the Redomestication Effective Date, Holdings, and (y) five (5) days after the date the Borrower or, after the Redomestication Effective Date, Holdings, is required to file with the SEC its report on Form 10-K with respect to such fiscal year, the consolidated balance sheet of the Consolidated Group as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year and setting forth consolidated comparative figures as of the end of and for the preceding fiscal year, audited by an independent nationally-recognized accounting firm and in the form filed with the SEC (publicly filing the Borrower’s or, after the Redomestication Effective Date, Holdings’, Form 10-K with the SEC in any event will satisfy the requirements of this subsection subject to Section 6.6(b) and shall be deemed furnished and delivered on the date such information has been posted on the SEC website accessible through http://www.sec.gov/edgar/searchedgar/webusers.htm or such successor webpage of the SEC thereto));

(iii) commencing with fiscal year 2008, to the extent actually prepared and approved by the Borrower’s or, after the Redomestication Effective Date, Holdings’, board of directors, a projection of the Consolidated Group’s consolidated balance sheet and consolidated income, retained earnings and cash flows for the current fiscal year showing such projected budget for each fiscal quarter ending during such year; and

(iv) within ten (10) days after the sending or filing thereof, copies of all financial statements, projections, documents and other communications that the Borrower or, after the Redomestication Effective Date, Holdings, sends to its stockholders generally or publicly files with the SEC or any similar governmental authority (and is publicly available); provided that publicly filing such documents with the SEC in any event will satisfy the requirements of this subsection, subject to Section 6.6(b), and shall be deemed furnished and delivered on the date such information has been posted on the SEC website accessible through http://www.sec.gov/edgar/searchedgar/webusers.htm or such successor webpage of the SEC thereto.

The Administrative Agent will forward promptly to the Lenders the information provided to the Administrative Agent pursuant to (i) through (iv) above.

(b) Compliance Certificates. Within the respective time periods set forth in subsections (i) and (ii) of Section 6.6(a) for furnishing financial statements, the Borrower shall deliver or cause to be delivered (i) additional information setting forth calculations excluding the effects of any SPVs and containing such calculations for any SPVs as reasonably requested by the Administrative Agent, and (ii) (x) a written certificate signed by the Borrower’s or, after the Redomestication Effective Date, Holdings’, chief financial officer (or other financial officer of the Borrower or, after the Redomestication Effective Date, Holdings), in his or her capacity as such, to the effect that no Default or Event of Default then exists or, if any such Default or Event of Default exists as of the date of such certificate, setting forth a

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description of such Default or Event of Default and specifying the action, if any, taken by the Borrower or any other Member of the Consolidated Group to remedy the same, and (y) a Compliance Certificate in the form of Exhibit 6.6 showing compliance with certain of the covenants (to the extent then applicable) set forth herein.

(c) Reserved.

(d) Notice of Events Relating to Environmental Laws and Claims. Promptly after any officer of the Borrower or, after the Redomestication Effective Date, any officer of the Borrower or Holdings, obtains knowledge of any of the following, the Borrower will provide or cause to be provided to the Administrative Agent written notice in reasonable detail of any of the following that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect:

(i) any pending or threatened Environmental Claim against the Borrower or any other Member of the Consolidated Group or any SPV or any property owned or operated by the Borrower or any other Member of the Consolidated Group or any SPV;

(ii) any condition or occurrence on any property owned or operated by the Borrower or any other Member of the Consolidated Group or any SPV that results in noncompliance by the Borrower or any other Member of the Consolidated Group or any SPV with any Environmental Law; and

(iii) the taking of any material remedial action in response to the actual or alleged presence of any Hazardous Material on any property owned or operated by the Borrower or any other Member of the Consolidated Group or any SPV other than in the ordinary course of business.

(e) Notices of Default, Litigation, Etc. The Borrower will promptly, and in any event within five (5) Business Days, after an officer of the Borrower or, after the Redomestication Effective Date, any officer of the Borrower or Holdings, has knowledge thereof, give or cause to be given written notice to the Administrative Agent of (who will in turn provide notice to the Lenders of): (i) the occurrence of any Default or Event of Default; (ii) any litigation or governmental proceeding of the type described in Section 5.4; (iii) any circumstance that has had or could reasonably be expected to have a Material Adverse Effect; (iv) the occurrence of any event which has resulted in a breach of, or is reasonably expected to result in a breach of, Section 6.17 or 6.18; and (v) any notice received by it or any other Member of the Consolidated Group or any SPV from the holder(s) of Indebtedness of the Borrower or any other Member of the Consolidated Group or any SPV in an amount which, in the aggregate, exceeds $75,000,000 (or, if denominated in a currency other than U.S. Dollars, the Dollar Equivalent of $75,000,000), where such notice states or claims the existence or occurrence of any default or event of default with respect to such Indebtedness under the terms of any indenture, loan or credit agreement, debenture, note, or other document evidencing or governing such Indebtedness.

Section 6.7 Lender Inspection Rights. Upon reasonable notice from the Administrative Agent or any Lender, the Borrower and, after the Redomestication Effective Date, Holdings, will permit the Administrative Agent or any Lender (and such Persons as the Administrative Agent or such Lender may reasonably designate) during normal business hours at such entity’s sole expense unless a Default or Event of Default shall have occurred and be continuing, in which event at the Borrower’s expense, to visit and inspect any of the properties of the Borrower or any other Member of the Consolidated Group, to examine all of their books and records, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Borrower and, after the Redomestication Effective Date, Holdings, authorizes such accountants to discuss with the Administrative Agent and any Lender (and such Persons as the Administrative Agent or such Lender may reasonably designate) the affairs, finances and accounts of the

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Borrower and all other Members of the Consolidated Group), all as often, and to such extent, as may be reasonably requested. The chief financial officer of the Borrower and, after the Redomestication Effective Date, Holdings, and/or his or her designee shall be afforded the opportunity to be present at any meeting of the Administrative Agent or the Lenders and such accountants. The Administrative Agent agrees to use reasonable efforts to minimize, to the extent practicable, the number of separate requests from the Lenders to exercise their rights under this Section 6.7 and/or Section 6.6 and to coordinate the exercise by the Lenders of such rights.

Section 6.8 Conduct of Business. The Borrower and all other Members of the Consolidated Group will at all times remain primarily engaged in (i) the contract drilling business, and the provision of turnkey drilling services, (ii) the provision of services to the energy industry, (iii) other existing businesses described in the Borrower’s annual report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2007, including without limitation, the oil and gas exploration and production business, or (iv) any related businesses (each a “Permitted Business”).

Section 6.9 Use of Proceeds; Margin Regulations.

(a) Use of Proceeds. The proceeds of the Term Loans shall only be used for repayment and debt service on the Bridge Facility and payment of fees, costs and expenses incurred or payable by the Borrower pursuant to this Agreement, provided that, after repayment in full of the Bridge Facility and termination or expiration of the Bridge Credit Agreement, such proceeds may be used for general corporate purposes.

(b) Margin Stock. Neither the Borrower nor any other Member of the Consolidated Group shall engage in the business of extending credit for the purpose of purchasing or carrying margin stock. No proceeds of the Term Loans will be used for a purpose which violates Regulations T, U or X of the Board of Governors of the Federal Reserve System. After application of the proceeds of the Term Loans less than 25% of the assets of each of the Borrower and the other Members of the Consolidated Group will consist of “margin stock” (as defined in Regulation U of the Board of Governors of the Federal Reserve System).

Section 6.10 Restrictions on Fundamental Changes. Other than in connection with the Redomestication Transactions, neither the Borrower nor, after the Redomestication Effective Date, Holdings, shall merge, consolidate, amalgamate or complete a scheme of arrangement with any other Person, or cause or permit any dissolution of the Borrower or, after the Redomestication Effective Date, Holdings, or liquidation of its assets, or sell, transfer or otherwise dispose of all or substantially all of the Borrower’s or, after the Redomestication Effective Date, Holdings’, assets, except that:

(a) The Borrower may merge into, or consolidate, amalgamate or complete a scheme of arrangement with, any other Person if upon the consummation of any such merger, consolidation, amalgamation or scheme of arrangement (x) the Borrower is the surviving Person to any such merger, consolidation, amalgamation or scheme of arrangement, or (y) the surviving Person (I) is organized under the laws of a Permitted Jurisdiction, (II) shall assume all obligations of the Borrower under this Agreement and the other Credit Documents pursuant to an assumption agreement in form and substance reasonably satisfactory to the Administrative Agent, and (III) shall deliver or cause to be delivered to the Administrative Agent with respect to such transactions and assumption agreement, certificates, opinions and other documents of the types described in Section 6.19(b), all in form and substance reasonably satisfactory to the Administrative Agent;

(b) Holdings may merge into, or consolidate, amalgamate or complete a scheme of arrangement with, any other Person if upon the consummation of any such merger, consolidation,

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amalgamation or scheme of arrangement (x) Holdings is the surviving Person to any such merger, consolidation, amalgamation or scheme of arrangement, or (y) the surviving Person (I) is organized under the laws of a Permitted Jurisdiction, (II) shall assume all obligations of Holdings under the Holdings Guaranty pursuant to an assumption agreement, or pursuant to a new Guaranty, in each case in form and substance reasonably satisfactory to the Administrative Agent, and (III) shall deliver or cause to be delivered to the Administrative Agent with respect to such transactions and agreements, certificates, opinions and other documents of the types described in Section 6.19(b), all in form and substance reasonably satisfactory to the Administrative Agent;

(c) The Borrower may sell or transfer all or substantially all of its assets (including stock in its Subsidiaries) to any Person if such Person is a Subsidiary of the Borrower (or a Person who will contemporaneously therewith become a Subsidiary of the Borrower); and

(d) Holdings may sell or transfer all or substantially all of its assets (including stock in its Subsidiaries) to any Person if such Person is a Subsidiary of Holdings (or a Person who will contemporaneously therewith become a Subsidiary of Holdings);

provided in the case of any transaction described in the preceding clauses (a) through (d), no Default or Event of Default shall exist immediately prior to, or after giving effect to, such transaction.

Section 6.11 Liens. The Borrower and the other Members of the Consolidated Group shall not create, incur, assume or suffer to exist any Lien of any kind on any property or asset of any kind of the Borrower or any such other Member of the Consolidated Group, except the following (collectively, the “Permitted Liens”):

(a) Liens existing on the Effective Date (each such Lien, to the extent it secures Indebtedness or other obligations in an aggregate amount of $30,000,000 (or, if denominated in a currency other than U.S. Dollars, the Dollar Equivalent of $30,000,000) or more, being described on Schedule 5.16 attached hereto);

(b) Liens arising in the ordinary course of business by operation of law, deposits, pledges or other Liens in connection with workers’ compensation, unemployment insurance, old age benefits, social security obligations, taxes, assessments, public or statutory obligations or other similar charges, good faith deposits, pledges or other Liens in connection with (or to obtain letters of credit in connection with) bids, performance, return-of-money or payment bonds, contracts or leases to which the Borrower or any other Members of the Consolidated Group are parties or other deposits required to be made in the ordinary course of business; provided that in each case the obligation secured is not for Indebtedness for borrowed money and is not overdue or, if overdue, is being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor;

(c) mechanics’, workmen’s, materialmen’s, landlords’, carriers’, maritime or other similar Liens arising in the ordinary course of business (or deposits to obtain the release of such Liens) related to obligations not overdue for more than thirty (30) days if such Liens arise with respect to domestic assets and for more than ninety (90) days if such Liens arise with respect to foreign assets, or, if so overdue, that are being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor, or if such Liens otherwise could not reasonably be expected to have a Material Adverse Effect;

(d) Liens for Taxes not more than ninety (90) days past due or which can thereafter be paid without penalty or which are being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor, or if such Liens otherwise could not reasonably be expected to have a Material Adverse Effect;

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(e) Liens imposed by ERISA (or comparable foreign laws) which are being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor, or if such Liens otherwise could not reasonably be expected to have a Material Adverse Effect;

(f) Liens arising out of judgments or awards against the Borrower or any other Member of the Consolidated Group, or in connection with surety or appeal bonds or the like in connection with bonding such judgments or awards, the time for appeal from which or petition for rehearing of which shall not have expired or for which the Borrower or such other Member of the Consolidated Group shall be prosecuting on appeal or proceeding for review, and for which it shall have obtained (within thirty (30) days with respect to a judgment or award rendered in the United States or within sixty (60) days with respect to a judgment or award rendered in a foreign jurisdiction after entry of such judgment or award or expiration of any previous such stay, as applicable) a stay of execution or the like pending such appeal or proceeding for review; provided, that the aggregate amount of uninsured or underinsured liabilities (net of customary deductibles, and including interest, costs, fees and penalties, if any) of the Borrower and the other Members of the Consolidated Group secured by such Liens shall not exceed the Dollar Equivalent of $125,000,000 at any one time outstanding;

(g) Liens on fixed or capital assets acquired, constructed, improved, altered or repaired by the Borrower or any other Member of the Consolidated Group and related contracts, intangibles and other assets that are incidental thereto (including accessions thereto and replacements thereof) or otherwise arise therefrom; provided that (i) such Liens secure Indebtedness otherwise permitted by this Agreement, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 365 days after such acquisition or the later of the completion of such construction, improvement, alteration or repair or the date of commercial operation of the assets constructed, improved, altered or repaired, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing, improving, altering or repairing such fixed or capital assets, as the case may be, and (iv) such Lien shall not apply to any other property or assets of the Borrower or any other Member of the Consolidated Group;

(h) Liens securing Interest Rate Protection Agreements or Currency Rate Protection Agreements incurred in the ordinary course of business and not for speculative purposes;

(i) Liens on property existing at the time such property is acquired by the Borrower or any other Member of the Consolidated Group and not created in contemplation of such acquisition (or on repairs, renewals, replacements, additions, accessions and betterments thereto), and Liens on the assets of any Person at the time such Person becomes a Member of the Consolidated Group and not created in contemplation of such Person becoming a Member of the Consolidated Group (or on repairs, renewals, replacements, additions, accessions and betterments thereto;

(j) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in the foregoing subsections (a) through (i), provided, however, that the principal amount of Indebtedness secured thereby does not exceed the principal amount secured at the time of such extension, renewal or replacement (other than amounts incurred to pay costs of such extension, renewal or replacement), and that such extension, renewal or replacement is limited to the property already subject to the Lien so extended, renewed or replaced (together with accessions and improvements thereto and replacements thereof);

(k) rights reserved to or vested in any municipality or governmental, statutory or public authority by the terms of any right, power, franchise, grant, license or permit, or by any provision of law, to terminate such right, power, franchise, grant, license or permit or to purchase, condemn, expropriate or recapture or to designate a purchaser of any of the property of a Person;

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(l) rights reserved to or vested in any municipality or governmental, statutory or public authority to control, regulate or use any property of a Person;

(m) rights of a common owner of any interest in property held by a Person and such common owner as tenants in common or through other common ownership;

(n) encumbrances (other than to secure the payment of Indebtedness), easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any property or rights-of-way of a Person for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines, removal of gas, oil, coal, metals, steam, minerals, timber or other natural resources, and other like purposes, or for the joint or common use of real property, rights-of-way, facilities or equipment, or defects, irregularity and deficiencies in title of any property or rights-of-way;

(o) Liens created by or resulting from zoning, planning and environmental laws and ordinances and municipal regulations;

(p) Liens created or evidenced by or resulting from financing statements filed by lessors of property (but only with respect to the property so leased);

(q) Liens on property securing Non-recourse Debt;

(r) Liens on the stock or assets of SPVs;

(s) other Liens created in connection with securitization programs, if any, of the Borrower and the other Members of the Consolidated Group;

(t) Liens on the drillships and related assets securing the Angolan Debt, the Pacific Drilling Debt, and the Petrobras Lease;

(u) Liens securing Indebtedness or other obligations (i) of the Borrower in favor of any wholly owned Subsidiary of the Borrower, (ii) of any wholly owned Subsidiary of the Borrower in favor of the Borrower or another wholly owned Subsidiary of the Borrower, (iii) after the Redomestication Effective Date, of any wholly owned Subsidiary of Holdings in favor of Holdings or another wholly owned Subsidiary of Holdings, or (iv) after the Redomestication Effective Date, of Holdings in favor of any wholly owned Subsidiary of Holdings; and

(v) Liens (not otherwise permitted by this Section 6.11) securing Indebtedness (or other obligations) not exceeding at the time of incurrence thereof (together with all such other Liens securing Indebtedness (or other obligations) outstanding pursuant to this clause (v) at such time) ten percent (10%) of Consolidated Tangible Net Worth.

Section 6.12 Subsidiary Indebtedness. The Borrower shall not permit its Subsidiaries or, on or after the Redomestication Effective Date, any Subsidiary of Holdings (other than the Borrower), to incur, assume or suffer to exist any Indebtedness, except:

(a) existing Indebtedness outstanding on the Effective Date (such Indebtedness, to the extent the principal amount thereof is $30,000,000 (or, if denominated in a currency other than U.S. Dollars, the Dollar Equivalent of $30,000,000) or more, being described on Schedule 5.15 attached hereto), and any

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subsequent extensions, renewals or refinancings thereof (i) so long as such Indebtedness is not increased in amount (other than amounts incurred to pay costs of such extension, renewal or refinancing), the scheduled maturity date thereof (if prior to the Maturity Date) is not accelerated, the interest rate per annum applicable thereto is not increased, any scheduled amortization of principal thereunder prior to the Maturity Date is not shortened and the payments thereunder are not increased, or (ii) such extensions, renewals or refinancings are otherwise expressly permitted by, and are effected pursuant to, another clause in this Section 6.12 (other than clause (l) hereof);

(b) Indebtedness under the Credit Documents;

(c) intercompany loans and advances to the Borrower or other Members of the Consolidated Group, and intercompany loans and advances from any of such other Members of the Consolidated Group or SPVs to the Borrower or any other Members of the Consolidated Group;

(d) Indebtedness under any Interest Rate Protection Agreements and any Currency Rate Protection Agreements;

(e) Indebtedness (i) under unsecured lines of credit for overdrafts or for working capital purposes in foreign countries with financial institutions, and (ii) arising from the honoring by a bank or other Person of a check, draft or similar instrument inadvertently drawing against insufficient funds, all such Indebtedness not to exceed the Dollar Equivalent of $300,000,000 in the aggregate at any time outstanding, provided that amounts under overdraft lines of credit or outstanding as a result of drawings against insufficient funds shall be outstanding for one (1) Business Day before being included in such aggregate amount;

(f) Indebtedness of a Person existing at the time such Person becomes a Member of the Consolidated Group or is merged, consolidated or amalgamated with or into the Borrower or any other Member of the Consolidated Group and not incurred in contemplation of such transaction, and extensions, renewals or refinancings thereof that do not increase the amount of such Indebtedness (other than amounts included to pay costs of such extension, renewal or refinancing);

(g) Indebtedness (i) under Performance Guaranties and Performance Letters of Credit, and (ii) with respect to letters of credit issued in the ordinary course of business;

(h) Indebtedness created in connection with securitization programs, if any;

(i) Indebtedness (not otherwise permitted under any other clause of this Section 6.12) in an aggregate principal amount outstanding for all Subsidiaries not exceeding at the time of incurrence thereof (together with all such other Indebtedness outstanding pursuant to this clause (i) at such time) ten percent (10%) of Consolidated Net Assets (the “Subsidiary Debt Basket Amount”);

(j) other Indebtedness of a Subsidiary not otherwise permitted under any other clause of this Section 6.12 so long as such Subsidiary has in force a Subsidiary Guaranty in substantially the form of Exhibit 6.12, provided that such Subsidiary Guaranty shall contain a provision that such Subsidiary Guaranty and all obligations thereunder of the Guarantor party thereto shall be terminated upon delivery to the Administrative Agent by the Borrower of a certificate stating that (x) the aggregate principal amount of Indebtedness of all Subsidiaries outstanding pursuant to the preceding clause (i) and this clause (j) is equal to or less than the Subsidiary Debt Basket Amount, and (y) no Default or Event of Default has occurred and is continuing;

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(k) Indebtedness created in respect of the Angolan Debt, the Pacific Drilling Debt, and the Petrobras Lease; and

(l) Extensions, renewals or replacements of Indebtedness permitted by this Section 6.12 that do not increase the amount of such Indebtedness (other than amounts incurred to pay costs of such extension, renewal or refinancing).

Section 6.13 Use of Property and Facilities; Environmental Laws. The Borrower and the other Members of the Consolidated Group shall comply in all material respects with all Environmental Laws applicable to or affecting the properties or business operations of the Borrower or any other Member of the Consolidated Group, where the failure to comply could reasonably be expected to have a Material Adverse Effect.

Section 6.14 Transactions with Affiliates. Except as otherwise specifically permitted herein, or as described in Schedule 6.14, the Borrower and the other Members of the Consolidated Group shall not (except pursuant to contracts outstanding as of (i) with respect to the Borrower, the Effective Date or (ii) with respect to any other Member of the Consolidated Group, the Effective Date or, if later, the date such Person first became a Member of the Consolidated Group; including, without limitation, any Employee Benefit Plans or related trusts), enter into or engage in any material transaction or arrangement or series of related transactions or arrangements which in the aggregate would be material with any Controlling Affiliate (other than the Borrower or any other Member of the Consolidated Group), including without limitation, the purchase from, sale to or exchange of property with, any merger, consolidation or amalgamation with or into, or the rendering of any service by or for, any Controlling Affiliate (other than the Borrower or any other Member of the Consolidated Group), except pursuant to the requirements of the Borrower’s or such other Member’s business and unless such transaction or arrangement or series of related transactions or arrangements, taken as a whole, are no less favorable to the Borrower or such other Member of the Consolidated Group than would be obtained in an arms’ length transaction with a Person not a Controlling Affiliate (other than the Borrower or any other Member of the Consolidated Group).

Section 6.15 Sale and Leaseback Transactions. Neither the Borrower nor, on or after the Redomestication Effective Date, Holdings will, or will permit any of its Subsidiaries to, enter into, assume, or suffer to exist any Sale-Leaseback Transaction, except any such transaction that may be entered into, assumed or suffered to exist without violating any other provision of this Agreement, including without limitation, Section 6.17 or 6.18.

Section 6.16 Compliance with Laws. Without limiting any of the other covenants in this Article 6, the Borrower and the other Members of the Consolidated Group shall conduct their business, and otherwise be, in compliance with all applicable laws, regulations, ordinances and orders of any governmental or judicial authorities; provided, however, that this Section 6.16 shall not require the Borrower or any other Member of the Consolidated Group to comply with any such law, regulation, ordinance or order if (x) it shall be contesting such law, regulation, ordinance or order in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor, or (y) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

Section 6.17 Indebtedness to Total Tangible Capitalization Ratio. The Consolidated Group will maintain, as of the end of each fiscal quarter of the Borrower or, on or after the Redomestication Effective Date, Holdings, in any case ending on or after December 31, 2009, a ratio of Consolidated Indebtedness as at the end of such fiscal quarter to Total Tangible Capitalization as at the end of such fiscal quarter of no greater than 0.60:1.00.

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Section 6.18 Leverage Ratio. The Consolidated Group will maintain, as of the end of each fiscal quarter of the Borrower or, on or after the Redomestication Effective Date, Holdings, in any case ending on or before September 30, 2009, a Leverage Ratio (on a pro forma basis, as applicable) no greater than 3.00:1.00.

Section 6.19 Redomestication.

(a) If the Borrower elects to consummate the Redomestication Transactions, the Borrower (i) shall cause such Redomestication Transactions to be consummated substantially in accordance with the Redomestication Merger Agreement and Redomestication Schemes of Arrangement (without any waiver of the conditions provided therein where such waiver would be adverse to the interests of the Lenders in any material respects) and in compliance in all material respects with all applicable laws, regulations and governmental and judicial approvals (including, without limitation, the court orders sanctioning the Redomestication Transactions obtained from the Grand Court of the Cayman Islands), and (ii) shall not effect the consummation of the Redomestication Transactions if such consummation would result in or cause to occur any Default or Event of Default or any breach or default under the terms of the Revolving Credit Agreements, the Indentures, or any other indentures, credit or loan agreements, leases or other financing agreements in respect of any Material Indebtedness, or other agreements the breach or default of which could reasonably be expected to have a Material Adverse Effect.

(b) Upon or prior to consummation of the Redomestication Transactions, the Borrower shall deliver or cause to be delivered the following agreements and documents to the Administrative Agent (including by facsimile or other electronic means), all in form and substance reasonably satisfactory to the Administrative Agent and the Arrangers and in sufficient number of signed counterparts, where applicable, to provide one for each Lender:

(i) the Holdings Guaranty;

(ii) certificates of the Secretary or Assistant Secretary of Holdings containing specimen signatures of the persons authorized to execute and deliver the Holdings Guaranty on behalf of Holdings, together with (x) copies of resolutions of the board of directors or comparable body of Holdings authorizing the execution and delivery of the Holdings Guaranty, (y) copies of Holdings’ organizational and other governance documents, and (z) a certificate of incorporation or other governmental registration or filing made in respect of the incorporation or formation of Holdings;

(iii) copies of any necessary governmental or third party approvals, registrations or filings in respect of the Holdings Guaranty;

(iv) opinions of counsel reasonably satisfactory to the Administrative Agent and the Joint Arrangers in respect of the Borrower, Holdings, the Redomestication Transactions, and the Holdings Guaranty from (w) Baker Botts L.L.P., New York counsel for the Borrower and Holdings, (x) the General Counsel or an Associate General Counsel of the Borrower and, upon consummation of the Redomestication Transactions, Holdings, (y) Walkers, Cayman Islands counsel for the Borrower and Transocean-Acquisition, and (z) Homburger AG, Swiss counsel for Holdings;

(v) a certificate of the President or Vice President of the Borrower as to the consummation of the Redomestication Transactions in compliance with the provisions of Section 5.20 and this Section 6.19, and the absence of any Default or Event of Default at the time of, and after giving effect to, the Redomestication Transactions;

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(vi) copies of the court orders of the Grand Court of the Cayman Islands sanctioning the consummation of the Redomestication Transactions in accordance with the terms of the Redomestication Merger Agreement and Redomestication Schemes of Arrangement; and

(vii) copies of such other existing agreements and documents in respect of the Redomestication Transactions as the Administrative Agent may reasonably request; and

(viii) Such materials and information as are reasonably necessary for each Lender to conduct know-your-customer due diligence.

ARTICLE 7 EVENTS OF DEFAULT AND REMEDIES.

Section 7.1 Events of Default. Any one or more of the following shall constitute an Event of Default:

(a) default by the Borrower in the payment of any principal amount of any Term Loan or any interest thereon, or any fees payable hereunder, within three (3) Business Days following the date when due;

(b) default in the observance or performance of any covenant set forth in Sections 6.10, 6.11, 6.17 or 6.18;

(c) default by the Borrower or any other Loan Party in the observance or performance of any provision hereof or of any other Credit Document not mentioned in clauses (a) or (b) above, which is not remedied within thirty (30) days after notice thereof to the Borrower by the Administrative Agent;

(d) any representation or warranty made or deemed made herein, in any other Credit Document, or in any certificates delivered pursuant to Section 6.6(b), by the Borrower or any other Loan Party proves untrue in any material respect as of the date of the making, or deemed making, thereof;

(e)(x) Indebtedness in the aggregate principal amount of the Dollar Equivalent of $125,000,000 of the Borrower and other Members of the Consolidated Group (“Material Indebtedness”) shall (i) not be paid at maturity (beyond any applicable grace periods), or (ii) be declared to be due and payable or required to be prepaid, redeemed or repurchased prior to its stated maturity, or (y) any default in respect of Material Indebtedness shall occur which permits the holders thereof, or any trustees or agents on their behalf, to accelerate the maturity of such Indebtedness or requires such Indebtedness to be prepaid, redeemed, or repurchased prior to its stated maturity;

(f) the Borrower or any Significant Subsidiary or, after the Redomestication Effective Date, Holdings, (i) has entered involuntarily against it an order for relief under the United States Bankruptcy Code or a comparable action is taken under any bankruptcy or insolvency law of another country or political subdivision of such country, (ii) generally does not pay, or admits its inability generally to pay, its debts as they become due, (iii) makes a general assignment for the benefit of creditors, (iv) applies for, seeks, consents to, or acquiesces in, the appointment of a receiver, custodian, trustee, liquidator or similar official for it or any substantial part of its property under the United States Bankruptcy Code or under the bankruptcy or insolvency laws of another country or a political subdivision of such country, (v) institutes any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code or any comparable law, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fails to file an answer or other pleading denying the material allegations of or consents to or acquiesces in any such proceeding filed against it,

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(vi) makes any board of directors resolution in direct furtherance of any matter described in clauses (i)-(v) above, or (vii) fails to contest in good faith any appointment or proceeding described in this Section 7.1(f);

(g) a custodian, receiver, trustee, liquidator or similar official is appointed for the Borrower or any Significant Subsidiary or, after the Redomestication Effective Date, Holdings, or any substantial part of its property under the United States Bankruptcy Code or under the bankruptcy or insolvency laws of another country or a political subdivision of such country, or a proceeding described in Section 7.1(f)(v) is instituted against the Borrower or any Significant Subsidiary or, after the Redomestication Effective Date, Holdings, and such appointment continues undischarged or such proceeding continues undismissed and unstayed for a period of sixty (60) days (or one hundred twenty (120) days in the case of any such event occurring outside the United States of America);

(h) the Borrower and any other Members of the Consolidated Group fail within thirty (30) days with respect to any judgments or orders that are rendered in the United States or sixty (60) days with respect to any judgments or orders that are rendered in foreign jurisdictions (or such earlier date as any execution on such judgments or orders shall take place) to vacate, pay, bond or otherwise discharge any judgments or orders for the payment of money the uninsured portion of which is in excess of the Dollar Equivalent of $125,000,000 in the aggregate and which are not stayed on appeal or otherwise being appropriately contested in good faith in a manner that stays execution;

(i) (x) the Borrower or any other Member of the Consolidated Group fails to pay when due an amount that it is liable to pay to the PBGC or to a Plan under Title IV of ERISA; or a notice of intent to terminate a Plan having Unfunded Vested Liabilities of the Borrower or any other Members of the Consolidated Group in excess of the Dollar Equivalent of $125,000,000 (a “Material Plan”) is filed under Title IV of ERISA; or the PBGC institutes proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding is instituted by a fiduciary of any Material Plan against the Borrower or other Members of the Consolidated Group to collect any liability under Section 515 or 4219(c)(5) of ERISA, and in each case such proceeding is not dismissed within thirty (30) days thereafter; or a condition exists by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated, and (y) the occurrence of one or more of the matters in the preceding clause (x) could reasonably be expected to result in liabilities in excess of the Dollar Equivalent of $125,000,000;

(j) prior to consummation of the Redomestication Transactions, any Person or group of persons acting in concert (as such terms are used in Rule 13d-5 under the Securities and Exchange Act) acquires shares representing 50% or more of voting power of the Borrower’s ordinary shares; or at any time after consummation of the Redomestication Transactions (the consummation of which shall not in itself constitute an Event of Default under this clause (j)), except for Subsequent Redomestication Transactions, (i) any Person or group of persons acting in concert (as such terms are so defined as aforesaid) acquires shares representing 50% or more of voting power of Holdings’ registered shares, or (ii) Holdings fails to own, directly or indirectly, all of the issued and outstanding ordinary shares of the Borrower;

(k) the existence or occurrence of any “Event of Default” as defined in either of the Revolving Credit Agreements as then in effect; or

(j) the Holdings Guaranty or any Subsidiary Guaranty ceases, for any reason other than as expressly permitted under this Agreement, to be in full force and effect or any Loan Party shall so assert.

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Section 7.2 Non-Bankruptcy Defaults. When any Event of Default (other than those described in subsections (f) or (g) of Section 7.1 with respect to the Borrower or Holdings) has occurred and is continuing, the Administrative Agent shall, by notice to the Borrower: (a) if so directed by the Required Lenders, terminate the remaining Commitments to the Borrower hereunder on the date stated in such notice (which may be the date thereof) and (b) if so directed by the Required Lenders, declare the principal of and the accrued interest on all outstanding Term Loans to be forthwith due and payable and thereupon all outstanding Term Loans, including both principal and interest thereon, shall be and become immediately due and payable together with all other accrued amounts payable under the Credit Documents without further demand, presentment, protest or notice of any kind, including, but not limited to, notice of intent to accelerate and notice of acceleration, each of which is expressly waived by the Borrower. The Administrative Agent, after giving notice to the Borrower pursuant to this Section 7.2, shall also promptly send a copy of such notice to the other Lenders, but the failure to do so shall not impair or annul the effect of such notice.

Section 7.3 Bankruptcy Defaults. When any Event of Default described in subsections (f) or (g) of Section 7.1 has occurred and is continuing with respect to the Borrower or Holdings, then all outstanding Term Loans shall immediately become due and payable together with all other accrued amounts payable under the Credit Documents without presentment, demand, protest or notice of any kind, each of which is expressly waived by the Borrower; and all obligations of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate.

Section 7.4 Notice of Default. The Administrative Agent shall give notice to the Borrower under Section 7.2 promptly upon being requested to do so by the Required Lenders and shall thereupon notify all the Lenders thereof.

Section 7.5 Expenses. The Borrower agrees to pay to the Administrative Agent and each Lender all reasonable out-of-pocket expenses incurred or paid by the Administrative Agent or such Lender, including reasonable attorneys’ fees and court costs, in connection with any Default or Event of Default hereunder or in connection with the enforcement of any of the Credit Documents.

Section 7.6 Distribution and Application of Proceeds. After the occurrence of and during the continuance of an Event of Default, any payment to the Administrative Agent or any Lender hereunder or otherwise shall be paid to the Administrative Agent to be distributed and applied as follows (unless otherwise agreed by the Borrower, the Administrative Agent, and all Lenders):

(a) First, to the payment of any and all reasonable out-of-pocket costs and expenses of the Administrative Agent, including without limitation, reasonable attorneys’ fees and out-of-pocket costs and expenses, as provided by this Agreement or by any other Credit Document, incurred in connection with the collection of such payment or in respect of the enforcement of any rights of the Administrative Agent or the Lenders under this Agreement or any other Credit Document;

(b) Second, to the payment of any and all reasonable out-of-pocket costs and expenses of the Lenders, including, without limitation, reasonable attorneys’ fees and out-of-pocket costs and expenses, as provided by this Agreement or by any other Credit Document, incurred in connection with the collection of such payment or in respect of the enforcement of any rights of the Lenders under this Agreement or any other Credit Document, pro rata in the proportion in which the amount of such costs and expenses unpaid to each Lender bears to the aggregate amount of the costs and expenses unpaid to all Lenders collectively, until all such fees, costs and expenses have been paid in full;

(c) Third, to the payment of any due and unpaid fees to the Administrative Agent or any Lender as provided by this Agreement or any other Credit Document, pro rata in the proportion in which

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the amount of such fees due and unpaid to the Administrative Agent and each Lender bears to the aggregate amount of the fees due and unpaid to the Administrative Agent and all Lenders collectively, until all such fees have been paid in full;

(d) Fourth, to the payment of accrued and unpaid interest on the Term Loans to the date of such application, pro rata in the proportion in which the amount of such interest, accrued and unpaid to each Lender bears to the aggregate amount of such interest accrued and unpaid to all Lenders collectively, until all such accrued and unpaid interest has been paid in full;

(e) Fifth, to the payment of the outstanding due and payable principal amount of each of the Term Loans, pro rata in the proportion in which the outstanding principal amount of such Term Loans owing to each Lender bears to the aggregate amount of all outstanding Term Loans;

(f) Sixth, to the payment of any other outstanding Obligations then due and payable, pro rata in the proportion in which the outstanding Obligations owing to each Lender and the Administrative Agent bears to the aggregate amount of all such Obligations until all such Obligations have been paid in full; and

(g) Seventh, to the Borrower or as the Borrower may direct.

ARTICLE 8 CHANGE IN CIRCUMSTANCES.

Section 8.1 Change of Law.

(a) Notwithstanding any other provisions of this Agreement or any Note, if at any time any change, after the date hereof (or, if later, after the date the Administrative Agent or any Lender becomes the Administrative Agent or a Lender), in applicable law or regulation or in the interpretation thereof makes it unlawful for any Lender to make or maintain Eurodollar Loans, such Lender shall promptly give written notice thereof and of the basis therefor in reasonable detail to the Borrower, and such Lender’s obligations to fund affected Eurodollar Loans or make, continue or convert such Loans under this Agreement shall thereupon be suspended until it is no longer unlawful for such Lender to make or maintain such Eurodollar Loans.

(b) Upon the giving of the notice to Borrower referred to in subsection (a) above in respect of any such Eurodollar Loan, and provided the Borrower shall not have prepaid such Eurodollar Loan pursuant to Section 2.10, (i) any outstanding such Eurodollar Loan of such Lender shall be automatically converted to a Base Rate Loan on the last day of the Interest Period then applicable thereto or on such earlier date as required by law, and (ii) such Lender shall make or continue its portion of any requested Borrowing of such Eurodollar Loan as a Base Rate Loan, which Base Rate Loan shall, for all other purposes, be considered part of such Borrowing.

(c) Any Lender that has given any notice pursuant to Section 8.1(a) shall, upon determining that it would no longer be unlawful for it to make such Eurodollar Loans, give prompt written notice thereof to the Borrower and the Administrative Agent, and upon giving such notice, its obligation to make, allow conversions into and maintain such Eurodollar Loans shall be reinstated.

Section 8.2 Unavailability of Deposits or Inability to Ascertain LIBOR Rate. If on or before the first day of any Interest Period for any Borrowing of Eurodollar Loans the Administrative Agent determines in good faith (after consultation with the other Lenders) that, due to changes in circumstances since the date hereof, adequate and fair means do not exist for determining the LIBOR Rate (including

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without limitation, the unavailability of matching deposits in the applicable currency) or such rate will not accurately reflect the cost to the Required Lenders of funding Eurodollar Loans for such Interest Period, the Administrative Agent shall give written notice (in reasonable detail) of such determination and of the basis therefor to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower and Lenders that the circumstances giving rise to such suspension no longer exist (which the Administrative Agent shall do promptly after they do not exist), (i) the obligations of the Lenders to make, continue or convert Loans as or into such Eurodollar Loans, or to convert Base Rate Loans into such Eurodollar Loans, shall be suspended and (ii) each Eurodollar Loan will automatically on the last day of the then existing Interest Period therefor, convert into a Base Rate Loan.

Section 8.3 Increased Cost and Reduced Return.

(a) If, on or after the date hereof, the adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable Lending Office), with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency exercising control over banks or financial institutions generally issued after the date hereof (or, if later, after the date the Administrative Agent or such Lender becomes the Administrative Agent or a Lender):

(i) subjects any Lender (or its applicable Lending Office) to any tax, duty or other charge related to any Eurodollar Loan or its obligation to advance or maintain Eurodollar Loans, or shall change the basis of taxation of payments to any Lender (or its applicable Lending Office) of the principal of or interest on its Eurodollar Loans or any participations in any thereof, or any other amounts due under this Agreement or any other Credit Documents related to its Eurodollar Loans or participations therein, or its obligation to make Eurodollar Loans or acquire participations therein (except for changes with respect to taxes that are not Indemnified Taxes pursuant to Section 3.3); or

(ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding for any Eurodollar Loan any such requirement included in an applicable Statutory Reserve Rate) against assets of, deposits with or for the account of, or credit extended by, any Lender (or its applicable Lending Office) or imposes on any Lender (or its Lending Office) or on the interbank market any other condition affecting its Eurodollar Loans or its participation in any thereof, or its obligation to advance or maintain Eurodollar Loans or participate in any thereof;

and the result of any of the foregoing is to increase the cost to such Lender (or its applicable Lending Office) of advancing or maintaining any Eurodollar Loan, or to reduce the amount of any sum received or receivable by such Lender (or its applicable Lending Office) in connection therewith under this Agreement or any other Credit Document, by an amount deemed by such Lender to be material, then, subject to Section 8.3(c), from time to time, within thirty (30) days after receipt of a certificate from such Lender (with a copy to the Administrative Agent) pursuant to subsection (c) below setting forth in reasonable detail such determination and the basis thereof, the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

(b) If, after the date hereof, the Administrative Agent or any Lender shall have reasonably determined that the adoption after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change therein (including, without limitation, any revision in the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 CFR Part 208, Appendix A; 12 CFR Part 225, Appendix A) or of the Office of the Comptroller of the Currency (12

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CFR Part 3, Appendix A), or in any other applicable capital adequacy rules heretofore adopted and issued by any governmental authority), or any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Administrative Agent or any Lender (or its applicable Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender’s capital, or on the capital of any corporation controlling such Lender, as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or its controlling corporation’s policies with respect to capital adequacy in effect immediately before such adoption, change or compliance) by an amount reasonably deemed by such Lender to be material, then, subject to Section 8.3(c), from time to time, within thirty (30) days after its receipt of a certificate from such Lender (with a copy to the Administrative Agent) pursuant to subsection (c) below setting forth in reasonable detail such determination and the basis thereof, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction or the Borrower may prepay all Eurodollar Loans of such Lender.

(c) The Administrative Agent and each Lender that determines to seek compensation or additional interest under this Section 8.3 shall give written notice to the Borrower and, in the case of a Lender other than the Administrative Agent, the Administrative Agent of the circumstances that entitle the Administrative Agent or such Lender to such compensation no later than ninety (90) days after the Administrative Agent or such Lender receives actual notice or obtains actual knowledge of the law, rule, order or interpretation or occurrence of another event giving rise to a claim hereunder. In any event the Borrower shall not have any obligation to pay any amount with respect to claims accruing prior to the ninetieth day preceding such written demand, except if the law, rule, order or interpretation giving rise to such request for compensation has retroactive effect, such ninety (90) day period shall be extended to include such retroactive period. The Administrative Agent and each Lender shall use reasonable efforts to avoid the need for, or reduce the amount of, such compensation, additional interest, and any payment under Section 3.3, including, without limitation, the designation of a different Lending Office, if such action or designation will not, in the sole judgment of the Administrative Agent or such Lender made in good faith, be otherwise disadvantageous to it; provided that the foregoing shall not in any way affect the rights of any Lender or the obligations of the Borrower under this Section 8.3, and provided further that no Lender shall be obligated to make its Eurodollar Loans hereunder at any office located in the United States of America. A certificate of the Administrative Agent or any Lender, as applicable, claiming compensation or additional interest under this Section 8.3, and setting forth the additional amount or amounts to be paid to it hereunder and accompanied by a statement prepared by the Administrative Agent or such Lender describing in reasonable detail the calculations thereof shall be prima facie evidence of the correctness thereof. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

Section 8.4 Lending Offices. The Administrative Agent and each Lender may, at its option, elect to make or maintain its Term Loans hereunder at the Lending Office for each Type of Term Loan available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to the Borrower and the Administrative Agent, provided that, except in the case of any such transfer to another of its branches, offices or affiliates made at the request of the Borrower, the Borrower shall not be responsible for the costs arising under Section 3.3 or 8.3 resulting from any such transfer to the extent not otherwise applicable to such Lender prior to such transfer.

Section 8.5 Discretion of Lender as to Manner of Funding. Subject to the other provisions of this Agreement, each Lender shall be entitled to fund and maintain its funding of all or any part of its Term Loans in any manner it sees fit.

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Section 8.6 Substitution of Lender. If (a) any Lender has demanded compensation or additional interest or given notice of its intention to demand compensation or additional interest under Section 8.3, (b) the Borrower is required to pay any additional amount to any Lender under Section 2.12, (c) any Lender is unable to submit any form or certificate required under Section 3.3(b) or withdraws or cancels any previously submitted form with no substitution therefor, (d) any Lender gives notice of any change in law or regulations, or in the interpretation thereof, pursuant to Section 8.1, (e) any Lender has been declared insolvent or a receiver or conservator has been appointed for a material portion of its assets, business or properties, (f) any Lender shall seek to avoid its obligation to make or maintain Term Loans hereunder for any reason, including, without limitation, reliance upon 12 U.S.C. § 1821(e) or (n) (1) (B), (g) any taxes referred to in Section 3.3 have been levied or imposed (or the Borrower determines in good faith that there is a substantial likelihood that such taxes will be levied or imposed) so as to require withholding or deductions by the Borrower or payment by the Borrower of additional amounts to any Lender, or other reimbursement or indemnification of any Lender, as a result thereof, or (h) any Lender shall decline to consent to a modification or waiver of the terms of this Agreement or any other Credit Documents requested by the Borrower, then and in such event, upon request from the Borrower delivered to such Lender, and the Administrative Agent, such Lender shall assign, in accordance with the provisions of Section 10.10 and an appropriately completed Assignment Agreement, all of its rights and obligations under the Credit Documents to another Lender or a commercial banking institution selected by the Borrower and (in the case of a commercial banking institution other than a Lender) reasonably satisfactory to the Administrative Agent, in consideration for the payments set forth in such Assignment Agreement and payment by the Borrower to such Lender of all other amounts which such Lender may be owed pursuant to this Agreement, including, without limitation, Sections 2.12, 3.3, 8.3 and 10.13.

ARTICLE 9 THE AGENTS.

Section 9.1 Appointment and Authorization of Administrative Agent and Other Agents. Each Lender hereby appoints Citibank, N.A. as the Administrative Agent under the Credit Documents and hereby authorizes the Administrative Agent to take such action as the Administrative Agent on each of its behalf and to exercise such powers under the Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. None of the other Lenders appointed as one of the Other Agents shall have any duties, responsibilities, or obligations hereunder in such capacity.

Section 9.2 Rights and Powers. The Administrative Agent and the Other Agents shall have the same rights and powers under the Credit Documents as any other Lender and may exercise or refrain from exercising such rights and power as though it were not the Administrative Agent or an Other Agent, and the Administrative Agent and the Other Agents and their respective affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any other Members of the Consolidated Group or their affiliates as if it were not an Administrative Agent or an Other Agent under the Credit Documents. The term Lender as used in all Credit Documents, unless the context otherwise clearly requires, includes the Administrative Agent and the Other Agents in their respective individual capacities as a Lender.

Section 9.3 Action by Administrative Agent and the Other Agents. The obligations of the Administrative Agent under the Credit Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action concerning any Default or Event of Default, except as expressly provided in Sections 7.2 and 7.4. Unless and until the Required Lenders (or, if required by Section 10.11, all of the Lenders) give such direction (including, without limitation, the giving of a notice of default as described in Section 7.1(c)), the

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Administrative Agent may, except as otherwise expressly provided herein or therein, take or refrain from taking such actions as it deems appropriate and in the best interest of all the Lenders. In no event, however, shall the Administrative Agent be required to take any action in violation of applicable law or of any provision of any Credit Document, and each of the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any other Credit Document unless it first receives any further assurances of its indemnification from the Lenders that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expenses, and liabilities it may incur in taking or continuing to take any such action. The Administrative Agent shall be entitled to assume that no Default or Event of Default, other than non-payment of any scheduled principal or interest payment due hereunder, exists unless notified in writing to the contrary by a Lender or the Borrower. In all cases in which the Credit Documents do not require the Administrative Agent to take specific action, the Administrative Agent shall be fully justified in using its discretion in failing to take or in taking any action thereunder. Any instructions of the Required Lenders, or of any other group of Lenders called for under specific provisions of the Credit Documents, shall be binding on all the Lenders and holders of Notes.

Section 9.4 Consultation with Experts. The Administrative Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

Section 9.5 Indemnification Provisions; Credit Decision. Neither the Administrative Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by them in connection with the Credit Documents (i) with the consent or at the request of the Required Lenders (or, if required by Section 10.11, all of the Lenders), or (ii) in the absence of their own gross negligence, bad faith, or willful misconduct. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement, any other Credit Document or any Borrowing; (ii) the performance or observance of any of the covenants or agreements of the Borrower or any other Member of the Consolidated Group contained herein or in any other Credit Document; (iii) the satisfaction of any condition specified in Article 4, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness, genuineness, enforceability, value, worth or collectibility hereof or of any other Credit Document or of any other documents or writings furnished in connection with any Credit Document; and the Administrative Agent makes no representation of any kind or character with respect to any such matters mentioned in this sentence. The Administrative Agent may execute any of its duties under any of the Credit Documents by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders or any other Person for the default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, other document or statement (whether written or oral) believed by it to be genuine or to be sent by the proper party or parties. In particular and without limiting any of the foregoing, the Administrative Agent shall have no responsibility for confirming the accuracy of any Compliance Certificate or other document or instrument received by any of them under the Credit Documents. The Administrative Agent may treat the payee of any Note as the holder thereof until written notice of transfer shall have been filed with such Administrative Agent signed by such owner in form satisfactory to such Administrative Agent. Each Lender acknowledges that it has independently, and without reliance on the Administrative Agent or any other Lender, obtained such information and made such investigations and inquiries regarding the Borrower and the other Members of the Consolidated Group as it deems appropriate, and based upon such information, investigations and inquiries, made its own credit analysis and decision to extend credit to the Borrower in the manner set forth in the Credit Documents. It shall be the responsibility of each Lender to keep itself informed about the creditworthiness and business, properties, assets, liabilities, condition

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(financial or otherwise) and prospects of the Borrower and the other Members of the Consolidated Group, and the Administrative Agent shall have no liability whatsoever to any Lender for such matters. The Administrative Agent shall have no duty to disclose to the Lenders information that is not required by any Credit Document to be furnished by the Borrower or any other Members of the Consolidated Group to such Agent at such time, but is voluntarily furnished to such Agent (either in its respective capacity as Administrative Agent or in its individual capacity).

Section 9.6 Indemnity. The Lenders shall ratably, in accordance with their Percentages, indemnify and hold the Administrative Agent and its directors, officers, employees, agents and representatives harmless from and against any liabilities, losses, costs or expenses suffered or incurred by them, in each case in their capacity as such, under any Credit Document or in connection with the transactions contemplated hereby or thereby, regardless of when asserted or arising, except to the extent they are promptly reimbursed for the same by the Borrower and except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified. The obligations of the Lenders under this Section 9.6 shall survive termination of this Agreement.

Section 9.7 Resignation. The Administrative Agent may resign at any time and shall resign upon any removal thereof as a Lender pursuant to the terms of this Agreement upon at least thirty (30) days’ prior written notice to the Lenders and the Borrower. Any resignation of the Administrative Agent shall not be effective until a replacement therefor is appointed pursuant to the terms hereof. Upon any such resignation of the Administrative Agent, the Required Lenders and, so long as no Event of Default shall then exist, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed) shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and, so long as no Event of Default shall then exist, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed) appoint a successor Administrative Agent which shall be any Lender hereunder or any commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of its appointment as the Administrative Agent hereunder, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent under the Credit Documents, and the retiring Administrative Agent shall be discharged from its duties and obligations thereunder. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent the provisions of this Article 9 and all protective provisions of the other Credit Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.

Section 9.8 Sub-Agents. The Administrative Agent may designate one or more Sub-Agents under this Agreement to carry out certain duties of the Administrative Agent as described herein. Each Sub-Agent shall be subject to each of the obligations in this Agreement to be performed by such Sub-Agent, and each of the Loan Parties and the Lenders agrees that each Sub-Agent shall be entitled to exercise each of the rights and shall be entitled to each of the benefits of the Administrative Agent under this Agreement as relate to the performance of its obligations hereunder.

ARTICLE 10 MISCELLANEOUS.

Section 10.1 No Waiver. No delay or failure on the part of the Administrative Agent or any Lender, or on the part of the holder or holders of any Notes, in the exercise of any power, right or remedy

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under any Credit Document shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise thereof preclude any other or further exercise of any other power, right or remedy. To the fullest extent permitted by applicable law, the powers, rights and remedies under the Credit Documents of the Administrative Agent, the Lenders, and the holder or holders of any Notes are cumulative to, and not exclusive of, any powers, rights or remedies any of them would otherwise have.

Section 10.2 Non-Business Day. Subject to Section 2.5, if any payment of principal or interest on any portion of any Term Loan or any other Obligation shall fall due on a day which is not a Business Day, interest or fees (as applicable) at the rate, if any, such portion of any Term Loan or other Obligation bears for the period prior to maturity shall continue to accrue in the manner set forth herein on such Obligation from the stated due date thereof to the next succeeding Business Day, on which the same shall instead be payable.

Section 10.3 Documentary Taxes. The Borrower agrees that it will pay any documentary, stamp, debt issuance, or similar taxes payable with respect to any Credit Document (including, without limitation, any issuance stamp tax that may be levied or otherwise become payable on any Loans or this Agreement, any Note, the Holdings Guaranty, any Subsidiary Guaranty, or any other Credit Document under the laws of Switzerland or any other jurisdiction), including interest and penalties, in the event any such taxes are levied or assessed, irrespective of when such levy or assessment is made, other than any such taxes imposed as a result of any transfer of an interest in a Credit Document. Each Lender that determines to seek compensation under this Section 10.3 shall give written notice to the Borrower and, in the case of a Lender other than the Administrative Agent, the Administrative Agent of the circumstances that entitle such Lender to such compensation no later than ninety (90) days after such Lender receives actual notice or obtains actual knowledge of the law, rule, order or interpretation or occurrence of another event giving rise to a claim hereunder. In any event, the Borrower shall not have any obligation to pay any amount with respect to claims accruing prior to the 90th day preceding such written demand.

Section 10.4 Survival of Representations. All representations and warranties made herein or in certificates given pursuant hereto shall survive the execution and delivery of this Agreement and the other Credit Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as the Borrower has any Obligation hereunder or any Commitment hereunder is in effect.

Section 10.5 Survival of Indemnities. All indemnities and all provisions relative to reimbursement to the Lenders of amounts sufficient to protect the yield of the Lenders with respect to the Loans, including, but not limited to, Section 2.12, Section 3.3, Section 7.6, Section 8.3, Section 10.3, and Section 10.13 hereof, shall, subject to Section 8.3(c), survive the termination of this Agreement and the other Credit Documents and the payment of the Term Loans and all other Obligations and, with respect to any Lender, any replacement by the Borrower of such Lender pursuant to the terms hereof, in each case for a period of one (1) year.

Section 10.6 Setoff. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of, and throughout the continuance of, any Event of Default, each Lender and each subsequent holder of any Note is hereby authorized by the Borrower and each other Loan Party at any time or from time to time, without notice to the Borrower or any other Loan Party or other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts, and in whatever currency denominated) and any other Indebtedness at any time owing by that Lender or that subsequent holder to or for the credit or the account of the Borrower or any other Loan Party, whether or not matured, against and on account of the due and unpaid obligations and liabilities of

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the Borrower or any other Loan Party to that Lender or that subsequent holder under the Credit Documents, irrespective of whether or not that Lender or that subsequent holder shall have made any demand hereunder. Each Lender shall promptly give notice to the Borrower of any action taken by it under this Section 10.6, provided that any failure of such Lender to give such notice to the Borrower shall not affect the validity of such setoff. Each Lender agrees with each other Lender a party hereto that if such Lender receives and retains any payment, whether by setoff or application of deposit balances or otherwise, in respect of the Term Loans in excess of its ratable share of payments on all such Obligations then owed to the Lenders hereunder, then such Lender shall purchase for cash at face value, but without recourse, ratably from each of the other Lenders such amount of the Term Loans and participations therein held by each such other Lender as shall be necessary to cause such Lender to share such excess payment ratably with all the other Lenders; provided, however, that if any such purchase is made by any Lender, and if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest.

Section 10.7 Notices.

(a) Except as otherwise specified herein, all notices under the Credit Documents shall be in writing (including facsimile or other electronic means) and shall be given to a party hereunder at its address or facsimile number set forth below or such other address or facsimile number as such party may hereafter specify by written notice to the Administrative Agent and the Borrower, given by courier, by United States certified or registered mail, by telegram or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices under the Credit Documents to the Lenders shall be addressed to their respective domestic Lending Offices in the United States at the respective addresses or facsimile numbers, or telephone numbers set forth on their applicable Administrative Questionnaire or, in the case of Persons becoming Lenders pursuant to Assignment Agreements, on their applicable Assignment Agreements, and to the Borrower and the Administrative Agent as follows:

To the Borrower:	Transocean Inc.
P. O. Box 10342
70 Harbour Drive, 4th Floor
Block B
George Town, Grand Cayman KYI-1003
Cayman Islands, B.W.I.
Attention: Steve McFadin
Telephone No.: (345) 745-4500
Fax No.: (345) 745-4504

With copies to:	Transocean Offshore Deepwater Drilling Inc.
4 Greenway Plaza
Houston, Texas 77046
Attention: Anil Shah
Telephone No.: (713) 232-7173
Fax No.: (713) 626-9556

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Transocean Ltd.
c/o Reichlin & Hess
Rechtsanwälte
Hofstrasse 1a
CH-6300 Zug Switzerland
Attention: Treasurer
Telephone No.: +41 (0) 41 729 10 70
Fax No.: +41 (0) 41 729 10 80

Baker Botts LLP
One Shell Plaza
Houston, Texas 77002-4995
Attention: Stephen Krebs
Telephone No.: (713) 229-1467
Fax No.: (713) 229-1522

To the Administrative Agent:	Citibank, N.A.
Two Penns Way, Suite 200
New Castle, Delaware 19720
Attention: Bank Loan Syndications
Fax No.: (212) 994-0961

With copies to:	Citibank, N.A.
Global Corporate & Investment Banking
388 Greenwich Street, 23rd Floor
New York, New York 10013
Telephone No.: (212) 816-5435
Fax No.: (646) 291-1688

King & Spalding LLP
1180 Peachtree Street, N.E.
Atlanta, Georgia 30309-3521
Attention: A.H. Conrad, Jr.
Telephone No.: (404) 572-4807
Fax No.: (404) 572-5128

Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 10.7 or pursuant to Section 10.10 and a confirmation of receipt of such facsimile has been received by the sender, (ii) if given by courier, when delivered, (iii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, or (iv) if given by any other means, when delivered at the addresses specified in this Section 10.7, or pursuant to Section 10.10; provided that any notice given pursuant to Article 2 shall be effective only upon receipt and, provided further, that any notice that but for this proviso would be effective after the close of business on a Business Day or on a day that is not a Business Day shall be effective at the opening of business on the next Business Day.

(b) The Borrower will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Credit Documents, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) relates to a request for a

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new, or a conversion of an existing, Term Loan (including any election of an interest rate or Interest Period relating thereto), (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default or Event of Default or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of any provision of this Agreement and/or any Term Loan (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium to oploanswebadmin@citigroup.com.

The Borrower further agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on Intralinks or a substantially similar electronic transmission system (the “Platform”). The Borrower acknowledges that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution.

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE “AGENT PARTIES” (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENT PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES OR ANY OF THE RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS OR REPRESENTATIVES OF THE ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES (COLLECTIVELY, THE “AGENT PARTIES”) HAVE ANY LIABILITY TO THE BORROWER, ANY LENDER, OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE TRANSMISSION BY THE BORROWER, ANY OF THE AGENT PARTIES OR ANY OTHER PERSON OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY AGENT PARTY IS FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH AGENT PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Credit Documents. Each of the Lenders agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Credit Documents. Each of the Lenders agrees (i) to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such e-mail address.

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Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Credit Document in any other manner specified in such Credit Document.

Section 10.8 Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same Agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10.9 Successors and Assigns. This Agreement shall be binding upon the Borrower, each of the Lenders, the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, each of the Lenders, the Administrative Agent, and their respective successors and assigns, including any subsequent holder of any Note; provided, however, the Borrower may not assign any of its rights or obligations under this Agreement or any other Credit Document without the written consent of all Lenders and the Administrative Agent, and the Administrative Agent may not assign any of its respective rights or obligations under this Agreement or any Credit Document except in accordance with Article 9 and no Lender may assign any of its rights or obligations under this Agreement or any other Credit Document except in accordance with Section 10.10. Nothing in this Agreement, express or implied, shall be construed to confer on any Person (other than the parties hereto, their respective successors and assigns permitted hereby, and to the extent expressly contemplated hereby, Controlling Affiliates of the Lenders, the Administrative Agent, the Other Agents, and the Indemnified Parties as defined in Section 10.13) any legal or equitable right, remedy or claim under or by reason of this Agreement. Any Lender may at any time pledge or assign all or any portion of its rights under this Agreement and the Notes issued to it (i) to a Federal Reserve Bank to secure extensions of credit by such Federal Reserve Bank to such Lender, or (ii) in the case of any Lender that is a fund comprised in whole or in part of commercial loans, to a trustee for such fund in support of such Lender’s obligations to such trustee; provided that no such pledge or assignment shall release any Lender from any of its obligations hereunder or substitute any such Federal Reserve Bank or such trustee for such Lender as a party hereto and the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely with such Lender in connection with the rights and obligations of such Lender under this Agreement.

Section 10.10 Sales and Transfers of Borrowing and Notes; Participations in Borrowings and Notes.

(a) Any Lender may, upon written notice to the Borrower and the Administrative Agent, at any time sell to one or more commercial banking or other financial or lending institutions (“Participants”) participating interests in any Commitment of such Lender hereunder, provided that no Lender shall transfer, grant or assign any participation under which the Participant shall have rights to vote upon or to consent to any matter to be decided by the Lenders or the Required Lenders hereunder or under any other Credit Document or to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) increase the amount of such Lender’s Commitment and such increase would affect such Participant, (ii) reduce the principal of, or interest on, any of such Lender’s Borrowings, or any fees or other amounts payable to such Lender hereunder and such reduction would affect such Participant, (iii) postpone any date fixed for any scheduled payment of principal of, or interest on, any of such Lender’s Borrowings, or any fees or other amounts payable to such Lender hereunder and such postponement would affect such Participant, or (iv) release any collateral security for any Obligation, except as otherwise specifically provided in any Credit Document. In the event of any such sale by a Lender of participating interests to a Participant, such

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Lender’s obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement, the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and such Lender shall retain the sole right to enforce the obligations of the Borrower under any Credit Document. The Borrower agrees that if amounts outstanding under this Agreement and the Notes shall have been declared or shall have become due and payable in accordance with Section 7.2 or 7.3 upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any Note, provided that such right of setoff shall be subject to the obligation of such Participant to share with the Lenders, and the Lenders agree to share with such Participant, as provided in Section 10.6. The Borrower also agrees that each Participant shall be entitled to the benefits of and have the obligations under Sections 2.12, 3.3 and 8.3 with respect to its participation in the Commitments and the Borrowings outstanding from time to time, provided that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred if no participation had been transferred and provided, further, that Sections 8.3(c) and 8.6 shall apply to the transferor Lender with respect to any claim by any Participant pursuant to Section 2.12, 3.3 or 8.3 as fully as if such claim was made by such Lender. Anything herein to the contrary notwithstanding, the Borrower shall not, at any time, be obligated to pay to any Lender any sum in excess of the sum the Borrower would have been obligated to pay to such Lender hereunder if such Lender had not sold any participation in its rights and obligations under this Agreement or any other Credit Document.

(b) Any Lender may at any time sell to (i) any of such Lender’s affiliates or to any other Lender or any affiliate thereof that, in each case, is a commercial banking or other financial or lending institution not subject to Regulation T of the Board of Governors of the Federal Reserve System and, (ii) with the prior written consent (which shall not be unreasonably withheld or delayed) of the Administrative Agent, and the Borrower, to one or more commercial banking or other financial or lending institutions not subject to Regulation T of the Board of Governors of the Federal Reserve System (any of (i) or (ii), a “Purchasing Lender”), all or any part of its rights and obligations under this Agreement and the other Credit Documents, pursuant to an Assignment Agreement in the form attached as Exhibit 10.10, executed by such Purchasing Lender and such transferor Lender (and, in the case of a Purchasing Lender which is not then a Lender or an affiliate thereof, by the Borrower and the Administrative Agent) and delivered to the Administrative Agent; provided that each such sale to a Purchasing Lender (other than an existing Lender) shall be in the amount of $5,000,000 or more, or if in a lesser amount or if as a result of such sale the sum of the unfunded Commitment of such Lender plus the aggregate principal amount of such Lender’s Term Loans would be less than the amount of $5,000,000 (calculated as hereinafter set forth), such sale shall be of all of such Lender’s rights and obligations under this Agreement and all of the other Credit Documents payable to it to one Purchasing Lender. Notwithstanding the requirement of the Borrower’s consent set forth above, but subject to all of the other terms and conditions of this Section 10.10(b), any Lender may sell to one or more commercial banking or other financial or lending institutions not subject to Regulation T of the Board of Governors of the Federal Reserve System, all or any part of their rights and obligations under this Agreement and the other Credit Documents with only the consent of the Administrative Agent (which shall not be unreasonably withheld or delayed) if an Event of Default shall have occurred and be continuing. Upon such execution, delivery and acceptance, from and after the effective date of the transfer determined pursuant to such Assignment Agreement, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Assignment Agreement, have the rights and obligations of a Lender hereunder with a Commitment as set forth herein and (y) the transferor Lender thereunder shall, to the extent provided in such Assignment Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment Agreement

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covering all or the remaining portion of a transferor Lender’s rights and obligations under this Agreement, such transferor Lender shall cease to be a party hereto). Such Assignment Agreement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Commitments and Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement, the Notes and the other Credit Documents. On or prior to the effective date of the transfer determined pursuant to such Assignment Agreement, the Borrower, at its own expense, shall upon reasonable notice from the Administrative Agent execute and deliver to the Administrative Agent in exchange for any surrendered Note, a new Note as appropriate to the order of such Purchasing Lender in an amount equal to the Commitments assumed by it pursuant to such Assignment Agreement, and, if the transferor Lender has retained a Commitment or Borrowing hereunder, a new Note to the order of the transferor Lender in an amount equal to the Commitments or Borrowings retained by it hereunder. Such new Notes shall be dated the Effective Date and shall otherwise be in the form of the Notes replaced thereby. The Notes surrendered by the transferor Lender shall be returned by the Administrative Agent to the Borrower marked “cancelled.”

(c) Upon its receipt of an Assignment Agreement executed by a transferor Lender and a Purchasing Lender (and, in the case of a Purchasing Lender that is not then a Lender or an affiliate thereof, by the Administrative Agent and, to the extent required by Section 10.10(b), by the Borrower), together with payment by the transferor Lender to the Administrative Agent hereunder of a registration and processing fee of $2,000 (unless (x) the Borrower is replacing such Lender pursuant to the terms hereof, in which event such fee shall be paid by the Borrower, or (y) the Purchasing Lender is an affiliate of the transferor Lender, in which event no such fee shall be payable), the Administrative Agent shall (i) promptly accept such Assignment Agreement, and (ii) on the effective date of the transfer determined pursuant thereto give notice of such acceptance and recordation to the Lenders and the Borrower. The Borrower shall not be responsible for such registration and processing fee or any costs or expenses incurred by any Lender, any Purchasing Lender or the Administrative Agent in connection with such assignment except as provided above.

(d) If, pursuant to this Section 10.10 any interest in this Agreement or any Term Loan or Note is transferred to any transferee which is organized under the laws of any jurisdiction other than the United States of America or any State thereof, the transferor Lender shall cause such transferee, concurrently with the effectiveness of such transfer, (i) to represent to the transferor Lender (for the benefit of the transferor Lender, the Administrative Agent and the Borrower) that under applicable law and treaties no taxes will be required to be withheld by the Administrative Agent, the Borrower or the transferor Lender with respect to any payments to be made to such transferee in respect of the Term Loans, (ii) to furnish to the transferor Lender (and, in the case of any Purchasing Lender, the Administrative Agent and the Borrower) two duly completed and signed copies of either U.S. Internal Revenue Service Form W-8BEN or U.S. Internal Revenue Service Form W-8ECI or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities (wherein such transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder), and (iii) to agree (for the benefit of the transferor Lender, the Administrative Agent and the Borrower) to provide the transferor Lender (and, in the case of any Purchasing Lender, the Administrative Agent and the Borrower) new forms as contemplated by Section 3.3(b) upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

(e) Notwithstanding any other provisions of this Section 10.10, no transfer or assignment of the interests of any Lender hereunder or any grant of participations therein shall be permitted if such

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transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Term Loans, the Notes or any other Obligations under the securities laws of any jurisdiction.

Section 10.11 Amendments, Waivers and Consents. Any provision of the Credit Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by (a) the Borrower, (b) the Required Lenders, and (c) if the rights or duties of the Administrative Agent or the Other Agents are affected thereby, the Administrative Agent or the Other Agents, as the case may be, provided that:

(i) no amendment or waiver shall (A) increase the Aggregate Commitment Amount (except as provided pursuant to Section 2.13) without the consent of all Lenders, (B) increase any Commitment of any Lender without the consent of such Lender, (C) postpone or extend the Facility Increase Expiration Date or the Maturity Date without the consent of all Lenders, (D) reduce the amount of or postpone the date for any scheduled payment of any principal of or interest (including, without limitation, any reduction in the rate of interest unless such reduction is otherwise provided herein) on any Term Loan without the consent of all Lenders, (E) reduce the amount of or postpone the date for any schedule payment of any fee or other Obligation payable hereunder, without the consent of each Lender owed any such fee or other Obligation or (F) release Holdings from its obligations under the Holdings Guaranty or, except as otherwise expressly permitted under this Agreement, release all or substantially all of the Subsidiary Guarantors from their obligations under the Subsidiary Guaranties without the consent of all Lenders; and

(ii) no amendment or waiver shall, unless signed by each Lender, change the provisions of this Section 10.11, Section 3.2(a) or the definition of Required Lenders or the number of Lenders required to take any action under any other provision of the Credit Documents or any provision providing for the pro rata nature of payments by or to Lenders.

Section 10.12 Headings. Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.

Section 10.13 Legal Fees, Other Costs and Indemnification. The Borrower, upon demand by the Administrative Agent, agrees to pay the reasonable fees and disbursements of legal counsel to the Administrative Agent in connection with the preparation and execution of the Credit Documents (which shall be in an amount agreed in writing by the Borrower), and any amendment, waiver or consent related thereto, whether or not the transactions contemplated therein are consummated. The Borrower further agrees to indemnify each Lender, the Administrative Agent, the Other Agents, and their respective directors, officers, employees and attorneys (collectively, the “Indemnified Parties”), against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable attorneys’ fees and other reasonable out-of-pocket expenses of litigation or preparation therefor, whether or not such Indemnified Party is a party thereto) which any of them may pay or incur as a result of (a) any action, suit or proceeding by any third party or Governmental Authority against such Indemnified Party and relating to any Credit Document, the Term Loans, or the application or proposed application by the Borrower or any other Member of the Consolidated Group of the proceeds of any Term Loan REGARDLESS OF WHETHER SUCH CLAIMS OR ACTIONS ARE FOUNDED IN WHOLE OR IN PART UPON THE ALLEGED SIMPLE OR CONTRIBUTORY NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES AND/OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES OR ATTORNEYS, (b) any investigation of any third party or any Governmental Authority involving any Lender (as a lender hereunder), or the Administrative Agent or the Other Agents (in such capacity hereunder) and related to any use made or proposed to be made by the Borrower of the proceeds of any Term Loan or any transaction financed or to be financed in

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whole or in part, directly or indirectly with the proceeds of any Term Loan, and (c) any investigation of any third party or any Governmental Authority, litigation or proceeding involving any Lender (as a lender hereunder) or the Administrative Agent or the Other Agents (in such capacity hereunder) and related to any environmental cleanup, audit, compliance or other matter relating to any Environmental Law or the presence of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law) with respect to the Borrower or any other Member of the Consolidated Group, regardless of whether caused by, or within the control of, the Borrower or any other Member of the Consolidated Group; provided, however, that the Borrower shall not be obligated to indemnify any Indemnified Party for any of the foregoing arising out of such Indemnified Party’s gross negligence, bad faith, or willful misconduct, as determined pursuant to a judgment of a court of competent jurisdiction or as expressly agreed in writing by such Indemnified Party. The Borrower, upon demand by the Administrative Agent, the Other Agents or any Lender at any time, shall reimburse such Agent or such Lender for any reasonable legal or other expenses incurred in connection with investigating or defending against any of the foregoing, except if the same is excluded from indemnification pursuant to the provisions of the preceding sentence. Each Indemnified Party agrees to contest any indemnified claim if requested by the Borrower, in a manner reasonably directed by the Borrower, with counsel selected by the Indemnified Party and approved by the Borrower, which approval shall not be unreasonably withheld or delayed. Any Indemnified Party that proposes or intends to settle or compromise any such indemnified claim shall give the Borrower written notice of the terms of such settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain the Borrower’s prior written consent thereto, which consent shall not be unreasonably withheld or delayed; provided that the Indemnified Party shall not be restricted from settling or compromising any such claim if the Indemnified Party waives its right to indemnity from the Borrower in respect of such claim and such settlement or compromise does not materially increase the Borrower’s liability pursuant to this Section 10.13 to any related party of such Indemnified Party.

Section 10.14 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(A) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AND THE RIGHTS AND DUTIES OF THE PARTIES THERETO, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF.

(B) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO AGREE THAT ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE OTHER AGENTS, THE LENDERS, THE BORROWER AND ANY OTHER LOAN PARTY MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND EACH OTHER LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE

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AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER AND EACH OTHER LOAN PARTY HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM, 111 8TH AVENUE, NEW YORK, NEW YORK 10011, AS THE DESIGNEE, APPOINTEE AND AGENT OF THE BORROWER AND EACH OTHER LOAN PARTY TO RECEIVE, FOR AND ON BEHALF OF THE BORROWER AND EACH OTHER LOAN PARTY , SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT HERETO. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND EACH OTHER LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS, BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND EACH OTHER LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER AND EACH OTHER LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER AND EACH OTHER LOAN PARTY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

(C) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

(D) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.7. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable law.

Section 10.15 Confidentiality. Each of the Administrative Agent, the Other Agents and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that

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Information may be disclosed (i) to their respective affiliates, to prospective Purchasing Lenders and Participants, and to potential counterparties to any hedge agreement or swap or derivative transaction relating to the Borrower’s Obligations, and in each case to their respective directors, officers, employees and agents, including accountants, legal counsel and other advisors who have reason to use such Information in connection with the evaluation of the transactions contemplated by this Agreement (subject to similar confidentiality provisions as provided herein) solely for purposes of evaluating such Information, (ii) to the extent requested by any regulatory authority, (iii) to the extent required by applicable law or regulation or by any subpoena or similar legal process, (iv) in connection with the exercise of any remedies hereunder or any proceedings relating to this Agreement or the other Credit Documents, (v) with the consent of the Borrower, (vi) to any rating agency when required by it, provided that, prior to any disclosure, such rating agency shall undertake in writing to preserve the confidentiality of any confidential information relating to the Borrower received by it from any Lender, the Administrative Agent or any Other Agents, or (vii) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 10.15, or (y) becomes available on a non-confidential basis from a source other than the Borrower or its affiliates, or the Lenders or their respective affiliates, excluding any Information from such source which, to the actual knowledge of the Administrative Agent, the Other Agent or the Lender receiving such Information, has been disclosed by such source in violation of a duty of confidentiality to the Borrower. For purposes hereof, “Information” means all information received by the Lenders from the Borrower relating to the Borrower or its business, other than any such information that is available to the Lenders on a non-confidential basis prior to disclosure by the Borrower, excluding any Information from a source which, to the actual knowledge of the Administrative Agent, the Other Agent or the Lender receiving such Information, has been disclosed by such source in violation of a duty of confidentiality to the Borrower. The Lenders shall be considered to have complied with their respective obligations if they have exercised the same degree of care to maintain the confidentiality of such Information as they would accord their own confidential information. Notwithstanding anything herein to the contrary, any party to this Agreement (and any employee, representative, or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, any such information relating to the tax treatment or tax structure is required to be kept confidential to the extent necessary to comply with any applicable federal or state securities laws.

Section 10.16 [Intentionally Omitted].

Section 10.17 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.18 Change in Accounting Principles, Fiscal Year or Tax Laws. If (i) any change in accounting principles from those used in the preparation of the financial statements of the Borrower referred to in Section 5.8 is hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accounts (or successors thereto or agencies with similar functions), and such change materially affects the calculation of any component of any financial covenant, standard or term found in this Agreement, or (ii) there is a material change in federal, state or foreign tax laws which materially affects any of the Borrower and its Subsidiaries’ ability to comply with the financial covenants, standards or terms found in this Agreement, the Borrower and the Lenders agree to enter into negotiations in order to amend such provisions (with the agreement of the Required Lenders or, if

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required by Section 10.11, all of the Lenders) so as to equitably reflect such changes with the desired result that the criteria for evaluating any of the Borrower’s and its Subsidiaries’ financial condition shall be the same after such changes as if such changes had not been made. Unless and until such provisions have been so amended, the provisions of this Agreement shall govern.

Section 10.19 Final Agreement. The Credit Documents constitute the entire understanding among the Loan Parties, the Lenders and the Administrative Agent and supersede all earlier or contemporaneous agreements, whether written or oral, concerning the subject matter of the Credit Documents. THIS WRITTEN AGREEMENT TOGETHER WITH THE OTHER CREDIT DOCUMENTS REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 10.20 Officer’s Certificates. It is not intended that any certificate of any officer or director of the Borrower delivered to the Administrative Agent or any Lender pursuant to this Agreement shall give rise to any personal liability on the part of such officer or director.

Section 10.21 Effect of Inclusion of Exceptions. It is not intended that the specification of any exception to any covenant herein shall imply that the excepted matter would, but for such exception, be prohibited or required.

Section 10.22 Patriot Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required (if subject to the Patriot Act) to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Patriot Act. The Borrower shall provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Administrative Agent or any Lenders in order to assist the Administrative Agent and the Lenders in maintaining compliance with the Patriot Act.

Section 10.23 No Fiduciary Duty. Each of the Administrative Agent, each Other Agent, each Lender and their respective affiliates (collectively, solely for purposes of this paragraph, the “Lender Parties”), may have economic interests that conflict with those of the Borrower. The Borrower agrees that nothing in the Credit Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any of the Lender Parties and the Borrower, its stockholders or its affiliates. The Borrower acknowledges and agrees that (i) the transactions contemplated by the Credit Documents are arm’s-length commercial transactions between the Lender Parties, on the one hand, and the Borrower, on the other, (ii) in connection therewith and with the process leading to such transaction, each of the Lender Parties is acting solely as a principal and not the agent or fiduciary of the Borrower, its management, shareholders, creditors or any other person, (iii) no Lender Party has assumed an advisory or fiduciary responsibility in favor of the Borrower with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Lender Party or any of its affiliates has advised or is currently advising the Borrower on other matters) or any other obligation to the Borrower except the obligations expressly set forth in the Credit Documents and (iv) the Borrower has consulted its own legal and financial advisors to the extent it deemed appropriate. The Borrower further acknowledges and agrees that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. The Borrower agrees that it will not claim that any Lender Party has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Borrower, in connection with such transaction or the process leading thereto.

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Section 10.24 Amended Credit Agreement; No Novation. This Agreement constitutes the Term Credit Agreement, as the same has been amended, effective from and after the First Amendment Effective Date. This Agreement shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Term Credit Agreement based on any facts or events occurring or existing prior to the execution and delivery of this Agreement. On the First Amendment Effective Date, the credit facilities described in the Term Credit Agreement, and all Loans and other Obligations of the Borrower outstanding as of such date under the Term Credit Agreement, shall be deemed to be Loans and other Obligations outstanding under the corresponding facilities described herein, without further action by any Person.

Section 10.25 References in Loan Documents. On and after the First Amendment Effective Date, each and every reference in the other Credit Documents to the Term Credit Agreement and to the capitalized terms as defined in the Term Credit Agreement shall be deemed to refer to and mean this Agreement and such capitalized terms as the same are defined and used in this Agreement, in each case as this Agreement may hereafter be further amended, restated and supplemented from time to time. The Borrower further confirms and agrees that all such other Credit Documents are and shall remain in full force and effect on and after the First Amendment Effective Date.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

TRANSOCEAN INC.,
As Borrower

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

CITIBANK, N.A.,
As Administrative Agent and a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

CALYON NEW YORK BRANCH,
As Co-Syndication Agent and a Lender

By:	/S/
Name:
Title:

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
As Co-Syndication Agent and a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
As Co-Documentation Agent and a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

FORTIS BANK SA/NV, NEW YORK BRANCH.,
As Co-Documentation Agent and a Lender

By:	/S/
Name:
Title:

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

BNP PARIBAS,
As a Lender

By:	/S/
Name:
Title:

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

DnB NOR BANK ASA,
As a Lender

By:	/S/
Name:
Title:

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

EXPORT DEVELOPMENT CANADA,
As a Lender

By:	/S/
Name:
Title:

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

HSBC BANK USA, NATIONAL ASSOCIATION,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

LEHMAN BROTHERS COMMERCIAL BANK,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

STANDARD CHARTERED BANK,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

UBS LOAN FINANCE LLC,
As a Lender

By:	/S/
Name:
Title:

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

THE BANK OF NEW YORK,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

ARAB BANKING CORP.
As Co-Documentation Agent and a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

BANCO BILBAO VIZCAYA ARGENTARIA S.A.,
As a Lender

By:	/S/
Name:
Title:

[SIGNATURE PAGE TO TERM CREDIT AGREEMENT]

Schedule 1.1

COMMITMENT AMOUNTS AS OF NOVEMBER 25, 2008

Lender	Commitment	Percentage
JPMorgan Chase Bank, N.A.	$175,000,000	8.8%
Calyon New York Branch	$175,000,000	8.8%
Hospitals of Ontario Pension Plan	$175,000,000	8.8%
The Bank of Tokyo-Mitsubishi, UFJ, LTD.	$165,000,000	8.3%
Fortis Bank S.A./N.V., New York Branch	$165,000,000	8.3%
Wells Fargo Bank, N.A.	$125,000,000	6.3%
DnB NOR Bank ASA	$125,000,000	6.3%
BNP Paribas	$125,000,000	6.3%
The Royal Bank of Scotland plc	$95,000,000	4.8%
HSBC Bank USA, National Association	$75,000,000	3.8%
Bank of America, N.A.	$75,000,000	3.8%
UBS Loan Finance LLC	$75,000,000	3.8%
Goldman Sachs Bank USA	$75,000,000	3.8%
Banco Bilbao Vizcaya Argentaria S.A.	$75,000,000	3.8%
Export Development Canada	$75,000,000	3.8%
Lehman Brothers Commercial Bank	$55,000,000	2.8%
Chuo Mitsui Trust and Banking	$40,000,000	2.0%
Standard Chartered Bank	$30,000,000	1.5%
The Bank of New York Mellon	$25,000,000	1.3%
Arab Banking Corp.	$20,000,000	1.0%
First Commercial Bank	$20,000,000	1.0%
Chang Hwa	$15,000,000	0.8%
Bank of Taiwan	$10,000,000	0.5%
The Chiba Bank, Ltd., New York Branch	$10,000,000	0.5%